UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04782

HSBC INVESTOR FUNDS
(Exact name of registrant as specified in charter)

452 FIFTH AVENUE
NEW YORK, NY 10018
(Address of principal executive offices) (Zip code)

CITI FUND SERVICES
3435 STELZER ROAD
COLUMBUS, OH 43219
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-782-8183

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1. Reports to Stockholders.

HSBC Investments (USA) Inc.

HSBC Investor Family of Funds

Semi-Annual Report

April 30, 2008

FIXED INCOME FUNDS:

HSBC Investor Core Plus Fixed Income Fund
(Advisor)

HSBC Investor Core Plus Fixed Income Fund

HSBC Investor High Yield Fixed Income Fund

HSBC Investor Intermediate Duration
Fixed Income Fund

HSBC Investor New York Tax-Free Bond Fund

EQUITY FUNDS:

HSBC Investor Growth Fund

HSBC Investor Growth and Income Fund

HSBC International Equity Fund

HSBC Investor Mid-Cap Fund

HSBC Investor Opportunity Fund

HSBC Investor Opportunity Fund (Advisor)

HSBC Investor Overseas Equity Fund

HSBC Investor Value Fund

[This Page Intentionally Left Blank]

Glossary of Terms

Citigroup U.S. High Yield Market Capped Index, the “U.S. High Yield Market Capped Index” uses the U.S. High-Yield Market Index as its foundation imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer’s distribution across different maturities. The U.S. High-Yield Market Index captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada.

The Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers U.S. Aggregate Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index generally representative of investment-grade issues with maturities between three- and ten-years.

Lehman Brothers New York Tax Exempt Index is an unmanaged index composed of investment grade New York tax-exempt securities, all having a $50 million minimum maturity value.

Lipper High Current Yield Funds Average is an average of managed mutual funds that aim at high (relative) current yield from fixed income securities, which have no quality or maturity restrictions, and tend to invest in lower grade debt issues.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed mutual funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five- to ten-years.

Lipper International Large-Cap Core Funds Average is an average of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies strictly outside of the U.S. with market capitalizations (on a three-year weighted basis) above Lipper’s international large-cap floor. International large-cap core funds typically have an average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to their large-cap specific subset of the S&P/Citigroup World ex-U.S. BMI.

Lipper Large-Cap Core Funds Average is an average of managed mutual of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor’s Mid-Cap 400 Index.

Lipper Large-Cap Growth Funds Average is an average of managed mutual funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P 500 Index.

Lipper Mid-Cap Growth Funds Average is an average of managed mutual of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor’s MidCap 400 Index.

Lipper Multi-Cap Value Funds Average is an average of managed mutual of managed funds that, by portfolio practice, invest in a variety of market capitalization ranges, without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap funds will generally have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the S&P MidCap 400 Index. Multi-Cap value funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on price-to-current earnings, book value, asset value, or other factors. These funds will normally have a below-average price-to-earnings ratio, price-to-book ratio, and three-year earnings growth figure, compared to the U.S. diversified multi-cap funds universe average.

Lipper New York Municipal Debt Funds Average is an average of managed mutual funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Merrill Lynch U.S. High Yield Master II Index is an unmanaged index which measures the performance of the broad high yield market.

Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell Universe - Russell is a recognized leader in consulting, multi-manager investing and institutional investment management. Our consultants advise clients on more than $2 trillion in assets. We deliver investment programs to over 2,000 clients in 44 countries. With more than $230 billion in assets in our funds, Russell researchers meet with over 4,000 investment managers around the world to evaluate their investment process.

Russell 1000® Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s MidCap 400 Index (“S&P MidCap 400”) is an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index.

Chairman’s Message

Dear Shareholder:

In a period of market volatility, mutual funds offer a “hedge” against extremes. Since the purpose of mutual funds is to provide a balance of investments and since fund advisers monitor performance of individual holdings in a portfolio, investors are generally protected against extremes. Over the long run, mutual funds have continued to be a wise investment.

The HSBC Investor Funds have performed in accordance with the swings of the equities and fixed income markets. Many of the HSBC Investor Funds have outperformed their industry benchmarks, most have equaled the benchmark and a few underperformed. Management and the board monitor performance continuously. While any Fund can underperform for a limited period of time, Funds that continue to underperform are put on a watch list, and if a downtrend continues, the board and management will re-evaluate the subadviser relationship.

With over 12 trillion dollars invested, mutual funds remain one of the best ways to sustain both value and growth of a portfolio. The diversity of the HSBC Fund Family provides a useful way to ride the wave of volatility. Please consult your financial adviser to determine the best mix of funds for your individual needs. We encourage you to be active in overseeing your own investments and welcome your comments about how we can provide the best service to you.

Thanks,

Larry M. Robbins, Chairman, HSBC Investor Funds

1	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Certain parties

HSBC Investments (USA) Inc.
Effective June 2, 2008, changed name to HSBC Global Asset Management (USA) Inc.

Economic review

Several factors weighed on the U.S. economy during the six-month period between November 1, 2007 and April 30, 2008. The ongoing decline in the housing market depressed activity in industries related both directly and indirectly to the housing market, including homebuilders, home improvement retailers and furniture makers. The housing slump also made it more difficult for consumers to borrow against their home equity. That development weakened consumer spending, even as rising prices on food and energy and a flagging employment picture caused Americans to cut back. Consumer spending accounts for more than two-thirds of U.S. economic activity. Therefore, the consumer slowdown posed a significant threat to economic growth.

The housing slump also contributed to rising defaults on subprime mortgages. Higher subprime mortgage defaults led to losses for securities backed by these low-quality home loans, which had become widely dispersed throughout the global financial system in recent years. Losses in subprime mortgage-backed securities forced a number of financial firms to write-down the value of their holdings by billions of dollars. Moreover, market participants became concerned about the possible extent of problems related to weak mortgages. Lenders, concerned that they could not accurately gauge prospective borrowers’ financial health, became extremely cautious about extending credit, resulting in a severe credit crunch that depressed economic growth.

The Federal Reserve Board (the “Fed”) acted aggressively as it attempted to ameliorate the credit situation and stimulate the economy. The Fed reduced the federal funds rate, its target short-term interest rate, from 4.50% to 2.00% during the six month period ended April 30, 2008 in order to inject liquidity into the financial markets. It also orchestrated a buyout of troubled securities firm Bear Stearns, to prevent problems at the company from undermining the broad financial system. The Fed also sought to improve financial institutions’ access to credit by accepting a wider variety of assets as collateral.

Exports helped the U.S. economy continue to expand despite the difficult environment during the early months of 2008. A weakening dollar made U.S. companies’ products and services more competitive overseas, while increasing the value of revenues earned in foreign currencies. The U.S. Gross Domestic Product1 grew at annualized rates of 0.6% during the fourth quarter of 2007 and 0.9% during the first quarter of 2008.

The U.S. economy’s struggles led to signs of a global slowdown. Growth in Europe appeared to weaken, and evidence emerged that developing economies, which have generated powerful growth in recent years, were beginning to feel the effects of America’s problems as well. For example, China’s year-over-year exports grew 22.5% in December 2007, but just 6.5% in February 2008. Nevertheless, the global economy remained healthy and continued to expand more quickly than the U.S. economy during this period.

Market review

Investors during most of this six-month period responded to the uncertain economic environment by fleeing from the perceived risk of stocks and into the perceived safety of high-quality bonds. U.S. stock returns were exceptionally volatile during this time, as the lack of clarity about the direction of the economy; the subprime crisis and the credit crunch caused traders to react aggressively in response to emerging data. The U.S. market recovered somewhat between mid-March and the end of April, as investors anticipating improving economic and market conditions sought to capitalize on low valuations. For the six month period ended April 30, 2008, the S&P 500 returned -9.63%, while the small-cap sector as represented by the Russell 2000® Index returned -12.92%.

Financial stocks suffered some of the U.S. market’s greatest declines, as shareholders sold financial stocks due to concerns about large write-downs and the potential for further damage from the subprime mortgage crisis. Stocks in the financial sector rebounded modestly toward the end of the period, as bargain-hunting investors began to believe that the market had priced in the worst of the subprime crisis.

Consumer discretionary stocks also performed poorly during this period, as investors worried that high food and energy prices and a weaker employment picture would reduce the money individuals had available to spend on non-essential items. Conversely, energy and materials stocks benefited from rising commodity prices, and posted some of the market’s strongest returns during this period.

Foreign stocks generally posted losses, with the MSCI EAFE Index of developed foreign stock markets returning -8.99% during the period under review. Investors sold foreign stocks due to a general aversion to risk and because of concerns about the repercussions from the turmoil in the credit markets. Emerging markets in Asia, which had performed exceptionally well in recent years, particularly struggled as investors sold assets they perceived to be risky. Developing markets in other parts of the world meanwhile held up relatively well, as they benefited from rising commodity prices.

Investors concerned about risk piled into bonds issued by the U.S. Treasury and foreign governments. Yields declined and prices rose on government bonds, causing the spread between the yield on government securities and corporate bonds to widen substantially. High-yield bonds—debt issued by companies with relatively weak finances—trailed other sectors of the fixed-income market, as investors favored the greater stability of higher-quality bonds. The Lehman Brothers U.S. Aggregate Index, which tracks the broad fixed-income market, returned 4.08% for the six months through April 30, 2008.

1          For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	2

Portfolio Reviews

HSBC Investor Core Plus Fixed Income Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Halbis Capital Management (USA) Inc., Broad Markets Fixed Income Team

The HSBC Investor Core Plus Fixed Income Fund (the “Fund”) seeks to maximize total return, consistent with reasonable risk. The “total return’’ sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund utilizes a two-tier structure, commonly known as a “master-feeder,” in which the Fund invest all of its investable assets in the HSBC Investor Core Plus Fixed Income Portfolio (the “Portfolio”). The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

Market Commentary

For the six month period ended April 30, 2008, the Class A Shares returned -1.04% (without sales charge) and the Class I Shares (previously the Advisor Class Shares) of the Fund produced a -0.81% total return. That compared to a total return of 4.08% and 1.75% for the Lehman Brothers U.S. Aggregate Index1 and the Lipper Intermediate Investment-Grade Debt Funds Average1, respectively.

Past performance is no guarantee of future results.

Portfolio Performance

The Fund held an overweight position in all non-Treasury sectors other than mortgage pass-through and government agency bonds. In particular, we held significantly overweight allocations to corporate bonds and collateralized mortgage-backed securities, which began the period offering historically attractive yields relative to Treasury issues. Our strategy of emphasizing various types of “spread” bonds—bonds that offer higher yields than Treasuries—is designed to provide shareholders with greater income over time. Treasuries led the fixed-income markets by a wide margin during this period, however, ultimately the Fund’s emphasis on other sectors weighed on relative returns.*

Security selection also reduced the Fund’s relative performance during the period under review. Selection among asset-backed securities decreased returns against the benchmark, as certain bonds suffered from concerns about the financial health of companies that insured them. The Fund’s corporate bond allocation meanwhile had a somewhat lower credit quality than that of the index, including select below-investment-grade bonds, as we pursued attractive yields. That positioning weighed on relative performance, as investors sold lower-quality bonds indiscriminately.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

3	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Core Plus Fixed Income Fund - As of April 30, 2008

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[5]

As of April 30, 2008	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor Core Plus Fixed Income Fund Class A1	8/26/96	-5.72	-3.92	2.51	4.43	5.13	1.41	0.70

HSBC Investor Core Plus Fixed Income Fund Class B2	1/6/98	-5.27	-3.68	2.75	4.48	4.43	2.16	1.45

HSBC Investor Core Plus Fixed Income Fund Class C3	11/4/98	-2.38	-0.89	2.72	—	4.18	2.16	1.45

HSBC Investor Core Plus Fixed Income Fund Class I**	1/9/95	-0.81	1.26	3.85	5.42	6.53	0.72	0.45

Lehman Brothers U.S. Aggregate Index[4]	—	4.08	6.87	4.37	5.96	N/A	N/A	N/A

Lipper Intermediate Investment-Grade Debt Funds Average[4]	—	1.75	3.39	3.36	5.06	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

The total returns for Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund for the period ended April 30, 2008 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the period ended April 30, 2008 would have been lower.

**	The Class I Shares of the HSBC Core Plus Fixed Income Fund are part of the Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]

For additional information, please refer to the Glossary of Terms. Effective July 2006, the Fund was reclassified from the Lipper General Bond Funds Average to the Lipper Intermediate Investment-Grade Debt Funds Average.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†	Aggregate total return.

The Fund’s performance is measured against the Lehman Brothers U.S. Aggregate Index, an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

HSBC Investor High Yield Fixed Income Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Halbis Capital Management (USA) Inc., High Yield Team

The HSBC Investor High Yield Fixed Income Fund (the “Fund”) seeks to provide a high level of current income and capital appreciation. HSBC Investments (USA) Inc. serves as investment adviser to the Fund. The Halbis High Yield Team provides the day to day management of the portfolio. The Team’s philosophy is focused on delivering sustainable value added performance in the high yield fixed income market. The investment approach is a combination of top-down sector/industry selection and bottom-up security/quality selection. The team rotates sectors and themes within the high yield universe during different market environments seeking to add value, endeavoring to take advantage of market inefficiencies in order to outperform in both up and down markets. The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. High yield bonds are subject to greater risks than investment grade bonds, such as the increased risk of default because of the lower credit quality of the issues.

Market Commentary

The Fund delivered a total return of -1.65% (without sales charge) for Class A Shares and -1.53% for Class I Shares for the six month period ended April 30, 2008. That compared to -0.22% and -2.01% total return for the Fund’s benchmarks, the Citigroup U.S. High Yield Market Capped Index1 and the Lipper High Current Yield Funds Average1, respectively.

Past performance is no guarantee of future results.

Portfolio Performance

High-yield bond performance was volatile during the period under review, as investors tried to gauge the likely repercussions of the economic slowdown and the credit crunch. The Fund generated gains during three of the six months in this period ended April 30, 2008, and posted losses during the other three months.

The Fund held an overweight allocation to the energy sector. The relatively large position in energy lifted returns against the benchmark, as energy companies benefited from surging oil and gas prices. We also held underweight positions in the homebuilding and building products industries. Bonds issued by companies in those industries generally performed poorly due to the ongoing slump in the housing market, so the Fund’s smaller-than-benchmark stakes helped its performance against the index.*

A relatively large position in bonds of gaming companies hurt the Fund’s relative return. Consumers facing higher food and energy prices cut back on discretionary entertainment, thereby depressing revenues at these firms and causing their bonds to trade lower. The Fund held a smaller stake than the benchmark in bonds rated BBB, the lowest tier of the investment-grade bond universe, which also weighed on relative performance. BBB-rated bonds posted the benchmark’s strongest returns for the six month period as a whole, despite intermittent strength from lower-quality bonds.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor High Yield Fixed Income Fund - As of April 30, 2008

Fund Performance			Average Annual Total Return (%)		Expense Ratio (%)[5]

As of April 30, 2008	Inception Date	Six Months†	1 Year	Since Inception	Gross	Net

HSBC Investor High Yield Fixed Income Fund Class A1	11/18/05	-6.33	-6.61	3.49	2.93	0.80

HSBC Investor High Yield Fixed Income Fund Class B2	11/21/05	-5.65	-6.26	4.11	3.68	1.55

HSBC Investor High Yield Fixed Income Fund Class C3	12/14/05	-2.96	-3.70	4.80	3.68	1.55

HSBC Investor High Yield Fixed Income Fund Class I	11/18/05	-1.53	-1.81	5.83	2.68	0.55

Citigroup U.S. High Yield Market Capped Index[4]	—	-0.22	-0.23	N/A	N/A	N/A

Merrill Lynch U.S. High Yield Master II Index[4]	—	-0.77	-0.83	N/A	N/A	N/A

Lipper High Current Yield Funds Average[4]	—	-2.01	-2.22	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†	Aggregate total return.

The Fund has changed its standardized performance benchmark from the Merrill Lynch U.S. High Yield Master II Index to the Citigroup U.S. High Yield Market Capped Index to more closely reflect the management style of the Fund. The Citigroup U.S. High Yield Market Capped Index, the “U.S. High Yield Market Capped Index” uses the U.S. High-Yield Market Index as its foundation imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer’s distribution across different maturities. The U.S. High-Yield Market Index captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada. The Merrill Lynch U.S. High Yield Master II Index measures the performance of the broad high yield market. The Indexes are unmanaged and do not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

HSBC Investor Intermediate Duration Fixed Income Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Halbis Capital Management (USA) Inc., Broad Markets Fixed Income Team

The HSBC Investor Intermediate Duration Fixed Income Fund (the “Fund”) seeks to maximize total return, consistent with reasonable risk. The “total return’’ sought by the Fund consists of income earned on investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. The Fund utilizes a two tier structure, commonly known as “master-feeder,” in which the Fund invests all of its investable assets in the HSBC Investor Intermediate Duration Fixed Income Portfolio (the “Portfolio”). The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

Market Commentary

The Fund returned -1.49% (without sales charge) for the Class A Shares and -1.26% for the Class I Shares during the six month period ended April 30, 2008. That compared to a total return of 4.22% and 1.75% for Lehman Brothers Intermediate U.S. Aggregate Index1 and the Lipper Intermediate Investment-Grade Debt Funds Average1.

Past performance is no guarantee of future results.

Portfolio Performance

The Fund held an overweight position in all non-Treasury sectors other than mortgage pass-through and government agency bonds. In particular, we held significantly overweight allocations to corporate bonds and collateralized mortgage-backed securities, which began the period offering historically attractive yields relative to Treasury issues. Our strategy of emphasizing various types of “spread” bonds—bonds that offer higher yields than Treasuries—is designed to provide shareholders with greater income over time. Treasuries led the fixed-income markets by a wide margin during this period, however, ultimately the Fund’s emphasis on other sectors weighed on relative returns.

Security selection also reduced the Fund’s relative performance during the period under review. Selection among asset-backed securities decreased returns against the benchmark, as certain bonds suffered from concerns about the financial health of companies that insured them. The Fund’s corporate bond allocation meanwhile had a somewhat lower credit quality than that of the index, including select below-investment-grade bonds, as we pursued attractive yields. That positioning weighed on relative performance, as investors sold lower-quality bonds indiscriminately.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Intermediate Duration Fixed Income Fund - As of April 30, 2008

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2008	Inception Date	Six Months†	1 Year	5 Year	Since Inception	Gross	Net

HSBC Investor Intermediate Duration Fixed Income Fund Class A1	2/7/01	-6.15	-4.54	2.38	3.79	1.67	0.65

HSBC Investor Intermediate Duration Fixed Income Fund Class B2	2/15/01	-5.68	-4.29	2.62	3.83	2.42	1.40

HSBC Investor Intermediate Duration Fixed Income Fund Class C3	2/13/01	-2.71	-1.43	2.63	3.69	2.42	1.40

HSBC Investor Intermediate Duration Fixed Income Fund Class I	1/23/01	-1.26	0.51	3.65	4.83	1.42	0.40

Lehman Brothers Intermediate U.S. Aggregate Index[4]	—	4.22	7.07	4.26	N/A	N/A	N/A

Lipper Intermediate Investment-Grade Debt Funds Average[4]	—	1.75	3.39	3.36	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

The total returns for Class A shares, Class B Shares, Class C Shares and Class I Shares of the Fund for the period ended April 30, 2008 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the period ended April 30, 2008 would have been lower.

[1]	Reflects the maximum sales charge of 4.75%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†	Aggregate total return.

The Fund’s performance is measured against the Lehman Brothers Intermediate U.S. Aggregate Index, an unmanaged index generally representative of investment-grade issues with maturities between three- and ten-years. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Halbis Capital Management (USA) Inc., Broad Markets Fixed Income Team

The HSBC Investor New York Tax-Free Bond Fund (the “Fund”) seeks to provide shareholders with income exempt from regular federal, New York State and New York City personal income taxes. The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund’s income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

Market Commentary

The Fund delivered a total return of 1.11% (without sales charge) for Class A Shares and 1.24% for Class I Shares for the six month period ended April 30, 2008. That compared to -0.37% and 0.15% for the Fund’s benchmarks, the Lehman Brothers New York Tax Exempt Index1 and the Lipper New York Municipal Debt Funds Average1, respectively.

Past performance is no guarantee of future results.

Portfolio Performance

The credit and liquidity crisis roiled the municipal bond markets during the period under review. Investors began to question whether bond insurers would have the financial resources to meet their obligations, and those concerns in turn hurt the performance of insured municipal bonds. The turmoil in the financial markets also caused certain financial institutions to sell large volumes of municipal bonds, driving up yields on New York tax-free securities during parts of the period.

Meanwhile, the yields on Treasury issues declined substantially, as the Federal Reserve Board (the “Fed”) reduced short-term interest-rates and investors fled to high-quality, liquid securities. As a result, New York municipal bonds paid unusually high yields relative to Treasury bonds with comparable maturities.

We maintained very high credit quality in the Fund’s portfolios. That strategy boosted the Fund’s performance relative to its benchmark, as the financial markets’ troubles caused investors to favor higher-quality issues. An overweight position in short-term bonds also benefited performance against the index, as the yield curve steepened during this period.

An overweight stake in insured paper reduced relative returns, as investors became concerned about the health of bond insurers. That said, we believe the generally high quality of the insured bonds in the Fund’s portfolio helped prevent some of the problems among bond insurers from having a larger impact on Fund return.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

9	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund - As of April 30, 2008

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[5]

As of April 30, 2008	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor New York Tax-Free Bond Fund Class A1	5/1/95	-3.68	-2.54	1.88	3.65	4.47	0.88	0.88

HSBC Investor New York Tax-Free Bond Fund Class B2	1/6/98	-3.23	-2.43	2.10	3.69	3.55	1.63	1.63

HSBC Investor New York Tax-Free Bond Fund Class C3	11/4/98	-0.26	0.52	2.09	—	3.07	1.63	1.63

HSBC Investor New York Tax-Free Bond Fund Class I	7/1/96	1.24	2.53	3.12	4.42	4.89	0.63	0.63

Lehman Brothers New York Tax Exempt Index[4]	—	-0.37	3.41	4.04	5.22	N/A	N/A	N/A

Lipper New York Municipal Debt Funds Average[4]	—	0.15	0.50	3.24	4.18	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

1         Reflects the maximum sales charge of 4.75%.

2         Reflects the contingent deferred sales charge, maximum of 4.00%.

3         Reflects the contingent deferred sales charge, maximum of 1.00%.

4         For additional information, please refer to the Glossary of Terms.

5         Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†         Aggregate total return.

The Fund’s performance is measured against the Lehman Brothers New York Tax Exempt Index, an unmanaged index composed of investment-grade New York tax-exempt securities, all having a $50 million minimum maturity value. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	10

Portfolio Reviews

HSBC Investor Growth Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Philip J. Sanders, Senior Vice President/Portfolio Manager, CFA and
Daniel P. Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company

The HSBC Investor Growth Fund (the “Fund”) seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the subadviser believes have the potential to generate superior levels of long-term profitability and growth. The Fund utilizes a two tier structure, commonly known as a “master-feeder”, and invests all of its investable assets in the HSBC Investor Growth Portfolio (the “Portfolio”), which acts as the master fund. Effective May 12, 2008, Winslow Capital Management Inc, replaced Waddell & Reed Investment Management Company (Waddell & Reed) as subadviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The Fund returned -8.65% (without sales charge) for the Class A Shares and -8.56% for the Class I Shares for the six month period ended April 30, 2008. That compared to a -9.28% for the Russell 1000® Growth Index1 and a -10.15% return for the Lipper Large-Cap Growth Funds Average1.

Past performance is no guarantee of future results.

Portfolio Performance

The subprime mortgage crisis evolved into a credit and liquidity crisis during this period. Those developments had a substantially adverse impact on stocks of all sizes, both the U.S. and foreign markets.

The Fund benefited from strong stock selection relative to its benchmark. Security selection added to relative returns in four of the eight economic sectors in which the Fund invested during the period. In particular, certain holdings in the materials and energy sectors boosted the Fund and helped to outperform its benchmark. Overweight positions in the health care and industrials sectors also helped relative performance.*

The Fund’s positions in the information technology, consumer discretionary and financial sectors detracted from relative performance over the period, largely due to stock selection. Growth-oriented technology stocks generally were weak during the period, likely due to a faltering economy and cutbacks in technology spending. Consumer discretionary holdings were hurt by investors’ concerns that high-energy costs, a plunging housing market and a weakening employment picture would undermine consumer spending. Financial stocks suffered due to investors’ worries about the possible extent of the subprime mortgage crisis.*

*        Portfolio composition is subject to change.

1        For additional information, please refer to the Glossary of Terms.

11	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Fund - As of April 30, 2008

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[6]

As of April 30, 2008	Inception Date	Six Months†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Growth Fund Class A1	5/7/04[5]	-13.20	4.81	10.80	8.18	1.21	1.20

HSBC Investor Growth Fund Class B2	5/7/04[5]	-12.47	5.41	11.32	8.54	1.96	1.95

HSBC Investor Growth Fund Class C3	5/7/04[5]	-9.89	8.43	11.84	8.75	1.96	1.95

HSBC Investor Growth Fund Class I	5/7/04[5]	-8.56	10.53	12.97	9.83	0.96	0.95

Russell 1000® Growth Index[4]	—	-9.28	-0.23	8.86	N/A	N/A	N/A

Lipper Large-Cap Growth Funds Average[4]	—	-10.15	1.73	8.76	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

1         Reflects the maximum sales charge of 5.00%.

2         Reflects the contingent deferred sales charge maximum of 4.00%.

3         Reflects the contingent deferred sales charge maximum of 1.00%.

4         For additional information, please refer to the Glossary of Terms.

5         The HSBC Investor Growth Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May
          10, 2004.

6         Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†         Aggregate total return.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	12

Portfolio Reviews

HSBC Investor Growth and Income Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Gary U. Rollé, CFA, Principal/Chief Investment Officer and
Edward S. Han, Principal/Portfolio Manager and
Transamerica Investment Management, LLC

The HSBC Investor Growth and Income Fund (the “Fund”) seeks long-term growth of capital and current income by normally investing at least 65% of its assets in common stocks, preferred stocks, and convertible securities. The Fund may also invest in various types of fixed income securities and in money market instruments. The Fund employs Transamerica Investment Management, LLC as the subadviser to the Fund.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Fund returned -10.19% (without sales charge) for the Class A Shares and -10.14% for the Class I Shares for the six month period ended April 30, 2008. That compared to a -9.63% return for the Standard & Poor’s 500 Index1 and a -10.27% return for the Lipper Large-Cap Core Funds Average1.

Past performance is no guarantee of future results.

Portfolio Performance

During the period, U.S. stock markets struggled against the combined effects of a housing market correction, a credit and liquidity crisis, concerns about inflation and mounting signs of an economic slowdown. The financial services sector was particularly hard hit as companies with subprime-mortgage exposure took multibillion-dollar charges against earnings.

The Fund held an overweight position relative to its index in shares of materials and industrial firms. These companies performed well during the period, contributing to the majority of the Fund’s relative performance. An underweight position in health care and financial services stocks boosted relative performance as well, as these sectors performed poorly during the period.*

However, the Fund’s underweight position in the consumer staples and energy sectors detracted from performance against the index. Security selection in the consumer discretionary, consumer staples and energy sectors weighed on relative performance as well.*

*        Portfolio composition is subject to change.

1         For additional information, please refer to the Glossary of Terms.

13	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth and Income Fund - As of April 30, 2008

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[5]

As of April 30, 2008	Inception Date	Six Months†	1 Year	5 Year	Since Inception	Gross	Net

HSBC Investor Growth and Income Fund Class A1	4/12/01	-14.68	0.97	10.35	2.67	1.32	1.20

HSBC Investor Growth and Income Fund Class B2	4/5/01	-14.19	1.44	10.63	3.18	2.07	1.95

HSBC Investor Growth and Income Fund Class C3	11/3/03	-11.42	4.48	—	8.92	2.07	1.95

HSBC Investor Growth and Income Fund Class I	4/2/01	-10.14	6.53	11.72	4.13	1.07	0.95

Standard & Poor’s 500 Index[4]	—	-9.63	-4.68	10.61	N/A	N/A	N/A

Lipper Large-Cap Core Funds Average[4]	—	-10.27	-4.98	9.61	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

1         Reflects the maximum sales charge of 5.00%.

2         Reflects the contingent deferred sales charge, maximum of 4.00%.

3         Reflects the contingent deferred sales charge, maximum of 1.00%.

4         For additional information, please refer to the Glossary of Terms.

5         Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†         Aggregate total return.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	14

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund
(Class A Shares, B Shares, C Shares, and I Shares)
by Kevin F. Simms
Co-CIO International Value Equities and Director of Research – Global and International Value Equities
AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the “Funds”) seek to provide their shareholders with long-term growth of capital and future income by investing at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. The Portfolio may invest up to 20% of its assets in equity securities of companies in emerging markets. The Funds employ a two-tier fund structure, known as “master-feeder,” in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the “Portfolio”). The Portfolio employs AllianceBernstein L.P. (“AllianceBernstein”), a unit of AllianceBernstein Investment Research and Management as subadviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

For the six month period ended April 30, 2008, the Class I Shares (previously the Advisor Class Shares) of the HSBC Investor International Equity Fund produced a -10.82% return and the Class A Shares of the HSBC Investor Overseas Equity Fund returned -11.23% (without sales charge). That compared to a total return of -8.99% and -10.12% for the Funds’ benchmarks, the MSCI EAFE Index1 and the Lipper International Large-Cap Core Funds Average1.

Past performance is no guarantee of future results.

Portfolio Performance

Investor worries about slowing global economic growth and further repercussions from the subprime mortgage crisis dominated financial markets during the period, contributing to the Fund’s negative performance. In addition, record oil prices weighed on investor sentiment. Central banks adopted more accommodative monetary policies, lowering interest rates and pumping money into the banking system. Global stocks fell sharply near the end of the period, as a major U.S. investment-banking firm neared bankruptcy.

The Fund’s sector selection enhanced relative returns, due primarily to overweight positions in shares of industrial commodities and energy firms. Security selection in the technology and utilities sectors also added to relative returns.*

Security selection hurt the Fund’s relative performance. Selection of stocks in the capital equipment and industrial commodities sectors particularly weighed on returns relative to the index. Key detractors from performance included shares of a large U.K. mortgage lender, which declined amid investor perceptions of deteriorating conditions in the country’s housing market. Meanwhile, stocks of French capital equipment companies in the Fund’s portfolio were hurt by weakening consumer confidence and rising raw materials costs.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

15	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund - As of April 30, 2008

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[5]

As of April 30, 2008	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor International Equity Fund Class I**	1/9/95	-10.82	-2.39	20.93	8.50	10.50	0.89	0.89

HSBC Investor Overseas Equity Fund Class A1	8/26/96	-15.68	-8.09	18.98	7.18	8.86	1.64	1.64

HSBC Investor Overseas Equity Fund Class B2	1/6/98	-14.42	-7.10	19.28	7.21	8.56	2.39	2.39

HSBC Investor Overseas Equity Fund Class C3	11/4/98	-12.33	-4.68	19.29	—	8.65	2.39	2.39

MSCI EAFE Index[4]	—	-8.99	-1.31	20.92	7.05	N/A	N/A	N/A

Lipper International Large-Cap Core Funds Average[4]	—	-10.12	0.23	18.53	5.62	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

**	The Class I Shares represent HSBC Investor International Equity Fund and are part of the Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†	Aggregate total return.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Europe, Australasia and Far East (“EAFE”) Index, an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Funds’ performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	16

Portfolio Reviews

HSBC Investor Mid-Cap Fund
 (Class A Shares, B Shares, C Shares and Class I Shares)
by Tony Y. Dong, CFA, Director, Mid-Cap Equity and Senior Portfolio Manager and
Brian S. Matuszak, CFA, Senior Equity Analyst and
Andy Y. Mui, CPA, Senior Equity Analyst
Munder Capital Management

The HSBC Investor Mid-Cap Fund (the “Fund”) seeks to achieve long-term growth of capital by investing at least 80% of its net assets in equity securities, i.e., common stocks, preferred stocks, convertible securities and rights and warrants of mid-capitalization companies. Mid-capitalization companies are those companies with market capitalization within the range of companies included in the S&P MidCap 400® Index, or within the range of companies included in the Russell Midcap Index. The Portfolio employs Munder Capital Management (“Munder”) as sub-investment adviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

The Fund’s Class A Shares posted a return of -10.62% (without sales charge) and -10.48% for the Class I Shares (previously the Trust Class Shares) for the six month period ended April 30, 2008. That compares to -6.95% and -10.98% for the Fund’s benchmarks, the S&P MidCap 400 Index1 and the Lipper Mid-Cap Growth Funds Average1.

Past performance is no guarantee of future results.

Portfolio Performance

Stock selection was the most prominent driver of strong absolute returns. The Fund produced double-digit gains in eight- of the ten-economic sectors represented in the index, while approximately 60% of the stocks in the portfolio generated double- or triple-digit gains. Mid-cap growth stocks performed especially well during this period. Investors moved up the market cap scale from more economically sensitive small-cap stocks in favor of shares of somewhat larger companies that could produce above-average earnings in a weakening economy.*

Stock selection was essential in helping the Fund outperform the benchmark index. Selection was beneficial across most sectors. For example, shares of a video-game retailer, a bank, an energy services and equipment provider and an engineering and construction firm all tripled in value during the six-month period. Likewise, there were three additional stocks in particular that tripled value for the period, an online advertising firm, a digital mapping company, a utility software enterprise, and a medical devices maker. A larger-than-benchmark position in industrials and an underweight stake in financials also boosted relative performance.*

Stock selection within the consumer staples sector represented the largest drag on relative performance, as two of the four consumer staples stocks in the portfolio posted negative returns. Losses of those two stocks reduced the Fund’s relative gain by only 0.74 percentage points.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

17	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Mid-Cap Fund - As of April 30, 2008

Fund Performance			Average Annual Total Return† (%)				Expense Ratio (%)[5]

As of April 30, 2008	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor Mid-Cap Fund Class A1	7/1/93	-15.10	-1.41	13.96	7.00	10.76	1.72	1.35

HSBC Investor Mid-Cap Fund Class B2	7/1/93	-14.04	-0.51	14.24	6.75	10.41	2.47	2.10

HSBC Investor Mid-Cap Fund Class C3	7/1/93	-11.71	2.17	14.39	6.81	10.36	2.47	2.10

HSBC Investor Mid-Cap Fund Class I	7/1/93	-10.48	4.15	15.39	7.80	11.42	1.47	1.10

S&P MidCap 400 Index[4]	—	-6.95	-2.76	15.20	9.64	N/A	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	-10.98	0.59	13.78	5.59	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†	Aggregate total return.

†

For periods prior to July 1, 2000, the performance shown above includes the total return (adjusted for Fund expenses) generated by HSBC Investments (USA) Inc’s management of a pooled investment vehicle called a collective investment trust (“CIT”) with the same investment objective as the Fund. The assets from that CIT were converted into the HSBC Investor Mid-Cap Fund on July 1, 2000. The CIT was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CIT had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

The Fund’s performance is measured against the S&P MidCap 400 Index, an unmanaged index comprised of 400 domestic stocks chosen for market size (median market capitalization of $676 million), liquidity and industry group representation. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	18

Portfolio Reviews

HSBC Investor Opportunity Fund
(Advisor, Class A Shares, B Shares and C Shares)
by William A. Muggia
President–Chief Investment Officer
Westfield Capital Management

The HSBC Investor Opportunity Fund (“the Fund”) seeks to provide its shareholders with long-term growth of capital by investing in equity securities of small cap companies. The Portfolio may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Portfolio may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Funds employ a two-tier structure, commonly referred to as “master-feeder.” The Fund invest all of its investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management Company, LLC as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

For the six month period ended April 30, 2008, the Class A Shares of the Fund produced a -3.00% return (without sales charge) and the Class I Shares (previously the Advisor Class Shares) produced a -2.69% return. The Funds’ benchmarks, the Russell 2500™ Growth Index1 and the Lipper Mid-Cap Growth Funds Average1, returned -11.37% and -10.98%, respectively.

Past performance is no guarantee of future results.

Portfolio Performance

Myriad macroeconomic ills plagued U.S. investors during the period. A downturn in the U.S. economy, increasing inflationary pressures and continuing tumult in the banking system weighed on the financial markets. Despite an unprecedented campaign of fiscal and monetary measures designed to alleviate the economy’s various troubles, U.S. equities posted double-digit losses across multiple economic sectors. Energy was the only economic sector to end of the six-month period in the positive territory in both the small- and mid-cap universes.

The Fund’s outperformance of its benchmark was driven in large part by healthcare, energy, and technology shares. In particular, the performance of the Fund’s health care allocation benefited from positive stock selection within pharmaceuticals, health care equipment and biotechnology. Rising crude oil prices boosted energy stocks, helping them advance to record-high levels during the first months of 2008. An overweight position in the energy sector enhanced relative results, as did selection of certain domestic natural gas and equipment and services stocks. Selection among information technology stocks boosted relative performance, in part because the Fund’s valuation discipline helped it to avoid holding some of the stocks that posted the sector’s weakest returns.*

The biggest drag on relative performance came from financials. While we believe the portfolios limited exposure to this troubled sector should have been a source of good performance, weakness in certain positions hampered the aggregate results of the Fund’s financial-sector allocation. Industrials also restrained the Fund’s results. Declines among shares of trading companies and distributors particularly weighed on returns.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

19	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Opportunity Fund - As of April 30, 2008

Fund Performance			Average Annual Total Return (%)				Expense Ratio (%)[5]

As of April 30, 2008	Inception Date	Six Months†	1 Year	5 Year	10 Year	Since Inception	Gross	Net

HSBC Investor Opportunity Fund Class A1	9/23/96	-7.83	7.34	17.13	8.24	10.46	1.77	1.65

HSBC Investor Opportunity Fund Class B2	1/6/98	-5.78	9.29	17.43	8.32	9.89	2.52	2.40

HSBC Investor Opportunity Fund Class C3	11/4/98	-3.95	11.46	17.46	—	10.59	2.52	2.40

HSBC Investor Opportunity Fund Class I**	9/3/96	-2.69	12.31	18.71	9.32	12.23	1.03	1.03

Russell 2500™ Growth Index[4]	—	-11.37	-3.56	14.88	4.79	N/A	N/A	N/A

Lipper Mid-Cap Growth Funds Average[4]	—	-10.98	0.59	13.78	5.59	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

**	The Class I Shares of the HSBC Investor Opportunity Fund are part of the Advisor Funds Trust.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†	Aggregate total return.

The Fund’s performance is measured against the Russell 2500™ Growth Index, an unmanaged index which measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The performance for the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	20

Portfolio Reviews

HSBC Investor Value Fund
(Class A Shares, B Shares, C Shares and I Shares)
by Jon D. Bosse, CFA
Chief Investment Officer
NWQ Investment Management Co., LLC

The HSBC Investor Value Fund (the “Fund”) seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that possess hidden opportunities underpriced by the market. The Fund utilizes a two tier structure, commonly known as a “master-feeder” and invests all of its investable assets in the HSBC Investor Value Portfolio (the “Portfolio”), which acts as the master fund. The Portfolio employs NWQ Investment Management Company, LLC (“NWQ”) as subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the Portfolio changes.

Market Commentary

The Fund returned -15.17% (without sales charge) for the Class A Shares and -10.60% for the Class I Shares for the six month period ended April 30, 2008. That compared to a -9.83% return for the Russell 1000® Value Index1 and a -11.08% return for the Lipper Multi-Cap Value Funds Average1.

Past performance is no guarantee of future results.

Portfolio Performance

Equity markets declined, both in the United States and worldwide, due to concerns about the outlook for the global economy and the unprecedented deterioration in the credit markets. Value stocks generally outperformed growth stocks, while U.S. equity markets demonstrated tremendous volatility. Stock prices appreciated materially near the end of the period—particularly among financial stocks—following the Federal Reserve’s aggressive actions to lower key interest rates.

The Fund’s absolute return was enhanced by strong performance from energy shares. Energy stocks performed well due to appreciation in oil prices and increasing production profiles. Select stocks in the steel and transportation industries also contributed to the Fund’s absolute return. The Fund’s exposure to the financial sector negatively influenced performance, as uncertainty about the extent of the problems related to the subprime mortgage crisis adversely affected stock prices within the sector.*

Although the Fund’s underweight position in the lagging financial sector helped performance relative to the index, selection among financial stocks caused the Fund’s allocation to that sector to weigh on relative returns. All but one of the Fund’s financial holdings declined in value during the period. An overweight position in the technology sector also hurt performance against the index, as technology shares were weighed down by concerns that continued economic weakness could lead to reduced corporate and consumer technology spending.*

*	Portfolio composition is subject to change.

[1]	For additional information, please refer to the Glossary of Terms.

21	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Value Fund - As of April 30, 2008

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[6]

As of April 30, 2008	Inception Date	Six Months†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Value Fund Class A1	5/7/04[5]	-15.17	-14.54	7.05	8.63	1.24	1.20

HSBC Investor Value Fund Class B2	5/7/04[5]	-14.28	-13.96	7.52	9.02	1.99	1.95

HSBC Investor Value Fund Class C3	5/7/04[5]	-11.88	-11.54	8.06	9.20	1.99	1.95

HSBC Investor Value Fund Class I	5/7/04[5]	-10.60	-9.80	9.13	10.32	0.99	0.95

Russell 1000® Value Index[4]	—	-9.83	-8.97	8.36	N/A	N/A	N/A

Lipper Multi-Cap Value Funds Average[4]	—	-11.08	-10.13	7.22	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the contingent deferred sales charge, maximum of 1.00%.

[4]	For additional information, please refer to the Glossary of Terms.

[5]	The HSBC Investor Value Fund was initially offered for purchase effective May 7, 2004, however, no shareholder activity occurred until May 10, 2004.

[6]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

†	Aggregate total return.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index.

HSBC INVESTOR FAMILY OF FUNDS	22

Portfolio Reviews

Portfolio Composition*
April 30, 2008
(Unaudited)

HSBC Investor Core Plus Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

Corporate Bonds	27.6%

Mortgage Backed Securities	23.5%

U.S. Treasury Securities	13.9%

Commercial Mortgage Backed Securities	10.3%

Cash and Equivalents	9.4%

Asset Backed Securities	7.8%

Collateralized Mortgage Obligations	5.0%

Foreign Bond	2.5%

Total	100.0%

HSBC Investor High Yield Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

Corporate Bonds	98.0%

Cash and Equivalents	2.0%

Common Stock	0.0%

Total	100.0%

HSBC Investor Intermediate Duration Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

Mortgage Backed Securities	27.0%

Corporate Bond	26.5%

U.S. Treasury Securities	11.4%

Commercial Mortgage Backed Securities	10.0%

Asset Backed Securities	7.5%

Cash and Equivalents	7.5%

Collateralized Mortgage Obligations	6.3%

Foreign Bond	3.8%

Total	100.0%

HSBC Investor New York Tax-Free Bond Fund

Investment Allocation	Percentage of Investments at Value

Municipal Bonds	95.4%

Cash and Equivalents	4.6%

Total	100.0%

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Information Technology	18.7%

Health Care	18.0%

Industrials	20.2%

Consumer Staples	11.2%

Consumer Discretionary	4.9%

Financials	7.7%

Energy	9.5%

Materials	4.4%

Cash and Equivalents	5.4%

Total	100.0%

HSBC Investor Growth and Income Fund

Investment Allocation	Percentage of Investments at Value

Information Technology	24.4%

Industrials	24.1%

Consumer Discretionary	16.9%

Financials	13.7%

Materials	6.5%

Energy	1.1%

Consumer Staples	3.6%

Telecommunications	3.3%

Health Care	3.8%

Cash and Equivalents	2.6%

Total	100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	65.2%

Japan	21.8%

Australia & Far East	6.1%

Canada	4.8%

Other	1.5%

Cash and Equivalents	0.6%

Total	100.0%

*         Portfolio composition is subject to change.

23	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition* April 30, 2008 (Unaudited)

HSBC Investor Mid-Cap Fund

Investment Allocation	Percentage of Investments at Value

Industrials	16.3%

Information Technology	9.8%

Consumer Discretionary	12.6%

Financials	15.7%

Health Care	10.8%

Materials	9.1%

Energy	8.5%

Utilities	7.6%

Consumer Staples	3.3%

Business Services	3.9%

Cash & Equivalents	1.3%

Telecommunications	1.1%

Total	100.0%

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Health Care	23.4%

Information Technology	17.2%

Industrials	15.3%

Energy	15.2%

Consumer Discretionary	12.6%

Business Services	7.4%

Cash and Equivalents	4.6%

Financials	2.2%

Consumer Staples	2.1%

Total	100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Financials	19.6%

Energy	14.1%

Industrials	11.3%

Information Technology	10.4%

Consumer Discretionary	9.0%

Consumer Staples	7.1%

Materials	6.8%

Health Care	5.4%

Cash	5.3%

Telecommunication Services	4.8%

Miscellaneous	3.1%

Transportation	3.1%

Total	100.0%

*         Portfolio composition is subject to change.

HSBC INVESTOR FAMILY OF FUNDS	24

HSBC INVESTOR NEW YORK TAX - FREE BOND FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Variable Rate Demand Note – 1.7%

	Principal Amount($)	Value($)

New York – 1.7%
Long Island Power Authority Electrical Systems Revenue, Sub Series 3B, 2.29%, 5/1/33, (LOC Westdeutsche Landesbank) (a)	1,000,000	1,000,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $1,000,000)		1,000,000

Municipal Bonds – 92.7%

New York – 81.3%
Buffalo, New York Fiscal Stability Authority Sales Tax & State Aid Revenue, 5.25%, 8/15/13, (MBIA Insured)	500,000	551,430
Long Island Power Authority Electrical Systems Revenue, 5.00%, 12/1/22, Callable 12/1/16 @ 100	500,000	515,465
Metropolitan Transportation Authority Revenue
5.25%, 11/15/11	1,000,000	1,068,770
5.75%, 7/1/13, Escrowed to Maturity	285,000	305,617
5.50%, 1/1/19, (MBIA Insured), Callable 7/1/12 @ 100	480,000	510,974
5.50%, 11/15/19, (FGIC Insured)	1,000,000	1,114,330
5.00%, 11/15/32, (FSA Insured), Callable 11/15/12 @ 100	1,625,000	1,648,010
Monroe County Airport Authority Revenue
5.63%, 1/1/10, AMT, (MBIA Insured)	1,240,000	1,277,820
5.75%, 1/1/14, AMT, (MBIA Insured)	750,000	799,875
New York City GO, 5.25%, 8/1/11
5.25%, 8/1/11	1,000,000	1,068,610
5.00%, 8/1/14	200,000	215,740
5.00%, 8/1/15	325,000	350,636
5.00%, 8/1/17	500,000	537,160
Series C, 5.00%, 8/1/16, (MBIA-IBC Insured), Callable 8/1/15 @ 100	500,000	543,145
New York City Housing Development Corp.
Revenue, 5.60%, 11/1/19, AMT, Callable 11/1/09 @ 101	100,000	101,995
New York City IDA Civic Facility Revenue, USTA National Tennis Center, 5.00%, 11/15/19, (FSA Insured), Callable 5/1/13 @ 100	1,000,000	1,050,360
New York City IDA Revenue, Queens Baseball Stadium, 5.00%, 1/1/18, (AMBAC Insured), Callable 1/1/17 @ 100	550,000	582,076
New York City IDA Special Facility Revenue, Terminal One Group Association, 5.00%, 1/1/09, AMT	1,000,000	1,011,190
New York City Municipal Water Finance Authority
5.00%, 6/15/34, Callable 6/15/13 @ 100	1,250,000	1,265,700
5.00%, 6/15/36, Callable 12/15/14 @ 100	1,000,000	1,014,580
New York City Transitional Finance Authority Building Aid Revenue
5.00%, 7/15/18, (FGIC Insured), Callable 1/15/17 @ 100	550,000	593,390
5.00%, 7/15/36, (FGIC Insured), Callable 1/15/17 @ 100	1,000,000	1,015,450

Municipal Bonds, continued

	Principal Amount($)	Value($)

New York, continued
New York City Transitional Finance Authority Revenue
5.25%, 5/1/17, Callable 5/1/11 @ 100	400,000	423,348
5.25%, 2/1/29, Callable 2/1/11 @ 100	1,540,000	1,611,333
New York State Dormitory Authority Revenue, Cooper Union, 6.00%, 7/1/19, (MBIA Insured), Callable 7/1/09 @ 101	350,000	368,883
New York State Dormitory Authority Revenue, Department of Health, 5.25%, 7/1/16, Callable 7/1/14 @ 100	500,000	542,950
New York State Dormitory Authority Revenue, Fashion Institute, 5.25%, 7/1/22, (FGIC Insured)	1,250,000	1,307,262
New York State Dormitory Authority Revenue, Master Boces PG, 5.25%, 8/15/19, (FSA Insured), Callable 8/15/12 @ 100	1,000,000	1,059,710
New York State Dormitory Authority Revenue, Mental Health
6.50%, 8/15/11	225,000	250,205
5.00%, 2/15/15, (FGIC Insured)	1,245,000	1,332,399
New York State Dormitory Authority Revenue, New York Presbyterian Hospital, 5.50%, 8/1/10, (AMBAC Insured)	750,000	793,507
New York State Dormitory Authority Revenue, New York University, 5.50%, 7/1/18, (AMBAC Insured)	500,000	569,305
New York State Dormitory Authority Revenue, NYSARC, Inc., 5.25%, 7/1/18, (FSA Insured), Callable 7/1/12 @ 101	1,460,000	1,557,397
New York State Dormitory Authority Revenue, Rockefeller University, 5.25%, 7/1/13, Callable 7/1/08 @ 101	500,000	507,210
New York State Dormitory Authority Revenue, Sloan Kettering Institute, 5.50%, 7/1/23, (MBIA Insured)	1,300,000	1,428,167
New York State Dormitory Authority Revenue, St. Johns University, 5.00%, 7/1/24, (MBIA Insured), Callable 7/1/17 @ 100	1,000,000	1,031,850
New York State Dormitory Authority Revenue, State Personal Income Tax Revenue, 5.00%, 3/15/23, Callable 3/15/15 @ 100	1,000,000	1,044,260
New York State Dormitory Authority Revenue, University of Rochester, 5.00%, 7/1/22, Callable 1/1/17 @100	500,000	512,695
New York State Environmental Facilities Corp.
5.70%, 1/15/14, Callable 7/15/09 @ 101	415,000	433,621
5.70%, 1/15/14	15,000	15,778
New York State Mortgage Agency Revenue, 5.60%, 10/1/14, AMT, Callable 5/5/08 @ 102	1,000,000	1,014,080
New York State Municipal Bond Bank Revenue, 5.50%, 12/1/12	850,000	932,178
New York State Thruway Authority Revenue, Personal Income Tax Revenue
5.00%, 3/15/19, (MBIA Insured), Callable 3/15/13 @ 100	1,400,000	1,456,350
5.00%, 3/15/21, (MBIA Insured), Callable 3/15/13 @ 100	500,000	514,780

25	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR NEW YORK TAX - FREE BOND FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Municipal Bonds, continued

	Principal Amount($)	Value($)

New York, continued
New York State Thruway Authority Revenue, Second General Highway & Bridge,
5.00%, 4/1/22, (MBIA Insured), Callable 4/1/14 @ 100	1,000,000	1,043,890
New York State Thruway Authority Revenue, Service Contract Revenue, 5.50%, 4/1/11	1,000,000	1,077,200
New York State Urban Development Corp. Revenue
6.50%, 1/1/09, (MBIA Insured)	500,000	515,585
5.75%, 4/1/12	500,000	548,050
5.00%, 3/15/21, (FSA Insured), Callable 3/15/15 @100	1,000,000	1,052,410
5.13%, 1/1/22, Callable 7/1/14 @ 100	885,000	918,798
5.13%, 1/1/25, Prerefunded 1/1/11 @ 100	175,000	186,505
Onondaga County, Water Authority Revenue
5.00%, 9/15/14, (FSA Insured), Callable 9/15/10 @ 101	300,000	317,157
5.00%, 9/15/15, (FSA Insured), Callable 9/15/10 @ 101	665,000	701,455
Port Authority of New York & New Jersey Revenue
5.00%, 9/1/27, Callable 9/1/13 @ 100	795,000	816,552
5.38%, 3/1/28	1,100,000	1,185,965
Port Authority of New York & New Jersey
Special Obligation Revenue, 5.75%, 12/1/22, AMT, (MBIA Insured), Callable 5/19/08 @ 102	500,000	501,470
Suffolk County, New York GO
5.25%, 5/1/12, (FSA Insured)	515,000	560,629
5.25%, 5/1/15, (FSA Insured)	100,000	111,905
Syracuse Industrial Development Agency Revenue, 5.00%, 1/1/36, AMT, (XLCA Insured), Callable 1/1/17 @ 100	1,000,000	927,940
Tobacco Settlement Financing Corp., 5.50%, 6/1/21, Callable 6/1/13 @ 100	1,000,000	1,043,770
Webster, Central School District GO, 5.00%, 6/15/14, (FSA Insured)	500,000	548,605
Yonkers, New York, 5.00%, 12/1/14, (MBIA Insured)	750,000	814,950

		48,722,427

Puerto Rico – 11.4%
Puerto Rico Commonwealth, Highway & Transportation Authority Grant Antic Revenue
5.00%, 9/15/17, (MBIA Insured), Callable 3/15/14 @ 100	1,000,000	1,050,890
5.00%, 7/1/35, Prerefunded 7/1/15 @ 100	1,340,000	1,480,727
Puerto Rico Electric Power Authority Power Revenue, 5.25%, 7/1/22, (MBIA Insured)	1,000,000	1,061,690
Puerto Rico Municipal Finance Agency Revenue, 5.00%, 8/1/12	995,000	1,017,815
Puerto Rico Public Buildings Authority Revenue
5.25%, 7/1/33, (Commonwealth Guaranteed), Prerefunded 7/1/14 @ 100	10,000	10,940
5.25%, 7/1/33, (Commonwealth Guaranteed), Callable 7/1/14 @ 100	690,000	667,499

Municipal Bonds, continued

	Principal Amount($)	Value($)

Puerto Rico, continued
Puerto Rico Public Finance Corp. Revenue
5.25%, 8/1/29, (MBIA Insured), Callable 7/1/10 @ 101	1,000,000	1,024,900
5.38%, 6/1/18, (AMBAC Insured)	500,000	534,300

		6,848,761

TOTAL MUNICIPAL BONDS (COST $54,441,861)		55,571,188

Investment Companies – 4.5%

BlackRock Liquidity New York Money Fund Portfolio Institutional Shares, 2.27% (b)	2,711,423	2,711,423
Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (b)	15,210	15,210

TOTAL INVESTMENT COMPANIES (COST $2,726,633)		2,726,633

TOTAL INVESTMENTS (COST $58,168,494) — 98.9%		59,297,821

Percentages indicated are based on net assets of $59,939,627.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

AMBAC	— American Municipal Bond Assurance Corp.
AMT	— Interest on security is subject to federal alternative minimum tax
FGIC	— Financial Guaranty Insurance Co.
FSA	— Financial Security Assurance
GO	— General Obligation
IDA	— Industrial Development Agency
LOC	— Letter of Credit
MBIA	— Municipal Bond Insurance Association
XLCA	— XL Capital Assurance

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	26

HSBC INVESTOR GROWTH AND INCOME FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks – 97.4%

	Shares	Value($)

Advertising – 0.6%
Lamar Advertising Co. (a)	6,400	253,056

Aerospace & Defense – 4.8%
The Boeing Co.	11,500	975,890
United Technologies Corp.	12,900	934,863

		1,910,753

Automotive & Transport – 11.4%
BorgWarner, Inc.	30,000	1,474,500
DaimlerChrysler AG	9,600	743,232
Johnson Controls, Inc.	32,000	1,128,320
PACCAR, Inc.	25,000	1,183,000

		4,529,052

Chemicals – 6.5%
Ecolab, Inc.	19,400	891,624
Monsanto Co.	7,800	889,356
Sigma-Aldrich Corp.	14,000	798,280

		2,579,260

Computer Software – 7.4%
Adobe Systems, Inc. (a)	15,500	577,995
Electronic Arts, Inc. (a)	19,400	998,518
Intuit, Inc. (a)	14,200	382,974
Salesforce.com, Inc. (a)	14,499	967,518

		2,927,005

Computers – 8.9%
Apple, Inc. (a)	13,000	2,261,350
Hewlett-Packard Co.	14,200	658,170
Intel Corp.	27,400	609,924

		3,529,444

Consumer Products – 4.3%
Nike, Inc., Class B	19,500	1,302,600
PepsiCo, Inc.	5,800	397,474

		1,700,074

Diversified Manufacturing Operations – 17.5%
Caterpillar, Inc.	12,000	982,560
Donaldson Co., Inc.	15,500	674,870
Jacobs Engineering Group, Inc. (a)	18,500	1,597,105
Kennametal, Inc.	27,800	966,606
Plum Creek Timber Co., Inc.	18,400	751,456
Tyco Electronics Ltd.	26,000	972,660
W. W. Grainger, Inc.	11,600	1,005,836

		6,951,093

Electronic Components & Semiconductors – 1.1%
NVIDIA Corp. (a)	22,500	462,375

Common Stocks, continued

	Shares	Value($)

Financial Services – 11.8%
American Express Co.	7,800	374,556
Ameriprise Financial, Inc.	7,000	332,430
BlackRock, Inc.	3,600	726,444
CME Group, Inc.	2,300	1,052,135
JP Morgan Chase & Co.	8,900	424,085
T. Rowe Price Group, Inc.	18,500	1,083,360
The Charles Schwab Corp.	31,800	686,880

		4,679,890

Health Care – 3.8%
Becton, Dickinson and Co.	6,000	536,400
Hologic, Inc. (a)	18,000	525,420
Zimmer Holdings, Inc. (a)	6,000	444,960

		1,506,780

Internet Related – 3.6%
Google, Inc., Class A (a)	2,500	1,435,725

Media – 2.4%
The Walt Disney Co.	30,000	972,900

Oil & Gas – 1.1%
Schlumberger Ltd.	4,300	432,365

Retail – 4.8%
Amazon.com, Inc. (a)	5,000	393,150
Costco Wholesale Corp.	9,000	641,250
Nordstrom, Inc.	13,000	458,380
Walgreen Co.	11,500	400,775

		1,893,555

Telecommunications – 4.3%
QUALCOMM, Inc.	9,000	388,710
Verizon Communications, Inc.	34,000	1,308,320

		1,697,030

Transportation – 3.1%
Burlington Northern Santa Fe Corp.	6,500	666,575
Expeditors International of Washington, Inc.	12,500	582,375

		1,248,950

TOTAL COMMON STOCKS (COST $29,928,431)		38,709,307

Investment Company – 2.6%

Northern Institutional Diversified
Assets Portfolio, Shares class, 2.33% (b)	1,013,743	1,013,743

TOTAL INVESTMENT COMPANY (COST $1,013,743)		1,013,743

TOTAL INVESTMENTS (COST $30,942,174) — 100.0%		39,723,050

Percentages indicated are based on net assets of $39,735,962.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

27	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR MID - CAP FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Common Stocks – 97.7%

	Shares	Value($)

Advertising – 0.5%
Lamar Advertising Co. (a)	3,625	143,333

Aerospace & Defense – 2.3%
L-3 Communications Holdings, Inc.	5,500	612,975

Agricultural Chemicals – 2.9%
Compass Minerals International, Inc.	6,150	387,450
Syngenta AG ADR	6,375	377,272

		764,722

Banking – 1.3%
HDFC Bank Ltd. ADR	3,125	352,500

Biotechnology – 1.9%
BioMarin Pharmaceuticals, Inc. (a)	13,800	503,148

Business Services – 1.1%
Fidelity National Information Services, Inc.	6,300	227,178
Morningstar, Inc. (a)	1,050	60,879

		288,057

Chemicals – 5.3%
Airgas, Inc.	9,400	452,422
FMC Corp.	9,450	593,271
Praxair, Inc.	4,125	376,654

		1,422,347

Commercial Services – 2.6%
IHS, Inc., Class A (a)	5,850	386,393
Ritchie Brothers Auctioneers, Inc. ADR	12,675	316,241

		702,634

Communications – 1.7%
CommScope, Inc. (a)	9,650	458,857

Computer Services – 2.9%
Cognizant Technology Solutions Corp. (a)	9,025	291,056
FactSet Research Systems, Inc.	2,600	156,078
Wright Express Corp. (a)	9,825	324,225

		771,359

Computer Software – 3.1%
Akamai Technologies, Inc. (a)	5,150	184,216
Blackbaud, Inc.	12,750	299,497
MICROS Systems, Inc. (a)	7,600	270,940
VASCO Data Security International, Inc. (a)	5,125	51,711
VeriFone Holdings, Inc. (a)	2,200	24,618

		830,982

Computers – 0.9%
Logitech International S.A. (a)	8,400	253,428

Common Stocks, continued

	Shares	Value($)

Construction & Engineering – 1.5%
McDermott International, Inc. (a)	7,575	405,869

Consumer Products – 2.9%
Church & Dwight Co., Inc.	3,800	215,916
Gildan Activewear, Inc. (a)	6,825	175,607
Tempur-Pedic International, Inc.	9,950	110,545
Tupperware Brands Corp.	6,800	267,920

		769,988

Correctional Institutions – 1.4%
Corrections Corp. of America (a)	14,875	379,313

Distribution & Wholesale – 1.8%
LKQ Corp. (a)	21,875	476,000

Education – 1.0%
New Oriental Education & Technology Group, Inc. ADR (a)	3,450	258,957

Electronic Components & Semiconductors – 2.3%
Itron, Inc. (a)	4,200	390,936
Microchip Technology, Inc.	6,400	235,200

		626,136

Energy – 2.0%
Core Laboratories N.V. (a)	3,125	391,500
Foundation Coal Holdings, Inc.	2,400	143,952

		535,452

Environmental Services – 1.2%
Stericycle, Inc. (a)	6,225	332,291

Financial Services – 6.6%
Affiliated Managers Group, Inc. (a)	4,100	407,294
Annaly Capital Management, Inc.	24,850	416,486
BlackRock, Inc.	1,100	221,969
CME Group, Inc.	550	251,598
Eaton Vance Corp.	7,325	268,095
Jones Lang LaSalle, Inc.	2,425	188,204

		1,753,646

Food & Beverage – 3.3%
Central European Distribution Corp. (a)	7,525	458,423
Flowers Foods, Inc.	15,925	412,298

		870,721

Health Care – 9.0%
DaVita, Inc. (a)	3,800	199,158
Express Scripts, Inc. (a)	3,425	239,819
Hologic, Inc. (a)	12,026	351,039
Laboratory Corp. of America Holdings (a)	3,925	296,808
Psychiatric Solutions, Inc. (a)	6,725	233,425

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	28

HSBC INVESTOR MID - CAP FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks, continued

	Shares	Value($)

Health Care, continued
ResMed, Inc. (a)	6,150	265,188
Techne Corp. (a)	925	67,081
VCA Antech, Inc. (a)	12,925	418,382
West Pharmaceutical Services, Inc.	6,950	326,024

		2,396,924

Industrial Manufacturing – 2.2%
Interface, Inc., Class A	8,025	103,041
Oshkosh Corp.	8,850	359,310
Snap-on, Inc.	2,100	124,551

		586,902

Insurance – 4.5%
Assurant, Inc.	5,050	328,250
Axis Capital Holdings Ltd.	10,350	350,968
Fidelity National Financial, Inc., Class A	14,100	225,459
Proassurance Corp. (a)	5,700	301,131

		1,205,808

Leisure – 1.1%
Penn National Gaming, Inc. (a)	7,200	307,584

Metal Processors & Fabrication – 1.0%
Carpenter Technology Corp.	5,050	258,964

Oil & Gas – 8.7%
Atlas America, Inc.	5,125	356,495
Enbridge, Inc.	3,300	135,894
FMC Technologies, Inc. (a)	8,775	589,680
Oil States International, Inc. (a)	4,575	229,025
Southwestern Energy Co. (a)	10,700	452,717
XTO Energy, Inc.	9,041	559,276

		2,323,087

Real Estate – 2.2%
Alexandria Real Estate Equities, Inc.	2,800	294,084
Essex Property Trust, Inc.	2,500	297,500

		591,584

Retail – 1.1%
Hanesbrands, Inc (a)	8,300	290,666

Specialty Retail – 4.2%
Dick’s Sporting Goods, Inc. (a)	11,750	336,050
GameStop Corp., Class A (a)	6,475	356,384
Penske Automotive Group, Inc.	7,425	155,405
Tiffany & Co.	6,250	272,125

		1,119,964

Telecommunications – 1.6%
American Tower Corp., Class A (a)	7,050	306,111
NII Holdings, Inc. (a)	2,850	130,359

		436,470

Common Stocks, continued

	Shares	Value($)

Transportation – 0.9%
Expeditors International of Washington, Inc.	5,000	232,950

Utilities – 7.6%
Equitable Resources, Inc.	10,025	665,359
ITC Holdings Corp.	7,925	442,057
Northeast Utilities	17,925	471,786
NorthWestern Corp.	4,750	117,895
Wisconsin Energy Corp.	6,950	329,847

		2,026,944

Wire & Cable Products – 3.1%
Belden, Inc.	6,575	221,840
General Cable Corp. (a)	9,000	603,000

		824,840

TOTAL COMMON STOCKS (COST $20,321,699)		26,115,402

Investment Companies – 2.5%

MidCap S&P Depositary Receipt Trust Series 1	2,160	328,860
Northern Institutional Diversified Assets Portfolio, 2.33% (b)	344,094	344,094

TOTAL INVESTMENT COMPANIES (COST $659,569)		672,954

TOTAL INVESTMENTS (COST $20,981,268) — 100.2%		26,788,356

Percentages indicated are based on net assets of $26,744,067.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

ADR—American Depositary Receipt

29	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

[This Page Intentionally Left Blank]

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2008 (Unaudited)

	Core Plus Fixed Income Fund (Advisor)	Core Plus Fixed Income Fund	High Yield Fixed Income Fund	Intermediate Duration Fixed Income Fund	New York Tax-Free Bond Fund

Assets:
Investments in Affiliated Portfolios	$69,849,813	$15,487,284	$9,029,258	$13,051,798	$—
Investments in non-affiliates, at value	—	—	—	—	59,297,821
Interest and dividends receivable	—	—	—	—	810,406
Receivable for capital shares issued	268,629	50,789	55,881	42,244	192,022
Receivable from Investment Adviser	15,258	9,441	14,434	12,219	—
Prepaid expenses and other assets	6,312	3,976	6,620	3,793	5,284

Total Assets	70,140,012	15,551,490	9,106,193	13,110,054	60,305,533

Liabilities:
Dividends payable	269,748	53,382	59,542	46,322	173,525
Payable for capital shares redeemed	111,018	31,947	10,558	100	138,247
Accrued expenses and other liabilities:
Investment Management	—	—	—	—	12,097
Administration	4,560	731	305	1,117	5,246
Distribution	—	3,057	1,653	2,936	4,530
Shareholder Servicing	—	3,171	1,246	755	7,827
Compliance Service	79	17	12	16	118
Transfer Agent	4,587	9,874	15,664	7,962	8,855
Other	27,193	55	—	1,520	15,461

Total Liabilities	417,185	102,234	88,980	60,728	365,906

Net Assets	$69,722,827	$15,449,256	$9,017,213	$13,049,326	$59,939,627

Composition of Net Assets:
Capital	$72,249,942	$16,583,075	$9,624,073	$13,635,777	$58,670,849
Accumulated net investment income (loss)	78,601	3,798	(2,958)	15,346	2,892
Accumulated net realized gains (losses) from investment and foreign currency transactions	(310,925)	(625,757)	(30,309)	(10,686)	136,559
Unrealized appreciation (depreciation) from investments and foreign currencies	(2,294,791)	(511,860)	(573,593)	(591,111)	1,129,327

Net Assets	$69,722,827	$15,449,256	$9,017,213	$13,049,326	$59,939,627

Net Assets:
Class A Shares	$—	$12,457,784	$3,458,878	$1,341,750	$30,919,819
Class B Shares	—	2,887,821	2,327,944	2,049,631	6,491,537
Class C Shares	—	103,651	417,182	288,157	537,328
Class I Shares	69,722,827	—	2,813,209	9,369,788	21,990,943

	$69,722,827	$15,449,256	$9,017,213	$13,049,326	$59,939,627

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	—	1,230,544	370,189	139,269	2,820,790
Class B Shares	—	284,944	249,039	212,327	592,803
Class C Shares	—	10,259	44,548	29,860	48,885
Class I Shares	7,048,456	—	301,049	971,043	2,006,070

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$—	$10.12	$9.34	$9.63	$10.96
Class B Shares*	$—	$10.13	$9.35	$9.65	$10.95
Class C Shares*	$—	$10.10	$9.36	$9.65	$10.99
Class I Shares	$9.89	$—	$9.34	$9.65	$10.96
Maximum Sales Charge—Class A Shares	—%	4.75%	4.75%	4.75%	4.75%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$—	$10.62	$9.81	$10.11	$11.51

Total Investments, at cost					$58,168,494

* Redemption Price per share varies by length of time shares are held.

30	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2008 (Unaudited) (continued)

	Growth Fund	Growth and Income Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund

Assets:
Investments in Affiliated Portfolios	$52,689,294	$—	$318,224,539	$—	$17,018,708
Investments in non-affiliates, at value	—	39,723,050	—	26,788,356	—
Interest and dividends receivable	—	30,493	—	9,884	—
Receivable for capital shares issued	53,804	81	52,419	512	864
Receivable for investments sold	—	—	—	79,458	—
Reclaims receivable	—	—	412,118	—	—
Receivable from Investment Adviser	—	—	—	1,913	4,328
Prepaid expenses and other assets	12,316	23,370	9,849	8,955	4,522

Total Assets	52,755,414	39,776,994	318,698,925	26,889,078	17,028,422

Liabilities:
Payable for investments purchased	—	—	—	105,123	—
Payable for capital shares redeemed	221,474	3,088	136,033	4,674	27,855
Accrued expenses and other liabilities:
Investment Management	—	17,368	—	9,663	—
Administration	1,719	10,081	12,934	4,816	872
Distribution	899	2,438	—	2,858	1,712
Shareholder Servicing	5,316	1,210	—	1,964	3,368
Compliance Service	92	49	354	62	20
Transfer Agent	18,146	3,093	5,109	12,510	16,642
Other	17,171	3,705	133,264	3,341	710

Total Liabilities	264,817	41,032	287,694	145,011	51,179

Net Assets	$52,490,597	$39,735,962	$318,411,231	$26,744,067	$16,977,243

Composition of Net Assets:
Capital	$42,389,292	$32,538,138	$259,800,255	$19,712,386	$13,358,584
Accumulated net investment income (loss)	(27,628)	37,709	2,525,389	(71,486)	(113,681)
Accumulated net realized gains (losses) from investment and foreign currency transactions	1,828,323	(1,620,761)	17,640,385	1,296,079	2,215,826
Unrealized appreciation (depreciation) from investments and foreign currencies	8,300,610	8,780,876	38,445,202	5,807,088	1,516,514

Net Assets	$52,490,597	$39,735,962	$318,411,231	$26,744,067	$16,977,243

Net Assets:
Class A Shares	$24,248,248	$2,097,895	$—	$5,121,769	$12,863,013
Class B Shares	1,367,842	3,932,324	—	4,459,198	3,798,946
Class C Shares	79,891	29,828	—	69,233	315,284
Class I Shares	26,794,616	33,675,915	318,411,231	17,093,867	—

	$52,490,597	$39,735,962	$318,411,231	$26,744,067	$16,977,243

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	1,554,632	166,413	—	601,709	1,199,689
Class B Shares	93,678	321,948	—	570,322	410,303
Class C Shares	5,438	2,421	—	8,762	33,479
Class I Shares	1,708,322	2,659,784	16,000,058	1,960,580	—

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$15.60	$12.61	$—	$8.51	$10.72
Class B Shares*	$14.60	$12.21	$—	$7.82	$9.26
Class C Shares*	$14.69	$12.32	$—	$7.90	$9.42
Class I Shares	$15.68	$12.66	$19.90	$8.72	$—
Maximum Sales Charge—Class A Shares	5.00%	5.00%	—%	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$16.42	$13.27	$—	$8.96	$11.28

Total Investments, at cost		$30,942,174		$20,981,268

* Redemption Price per share varies by length of time shares are held.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	31

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2008 (Unaudited) (continued)

	Opportunity Fund (Advisor)	Overseas Equity Fund	Value Fund

Assets:
Investments in Affiliated Portfolios	$152,208,035	$14,296,082	$47,946,748
Receivable for capital shares issued	116,174	639	187,585
Reclaims receivable	—	67,503	—
Receivable from Investment Adviser	—	1,184	—
Prepaid expenses and other assets	4,830	5,014	7,819

Total Assets	152,329,039	14,370,422	48,142,152

Liabilities:
Payable for capital shares redeemed	31,207	43,531	188,658
Accrued expenses and other liabilities:
Administration	7,981	715	1,645
Distribution	—	1,839	950
Shareholder Servicing	—	2,948	4,664
Compliance Service	225	19	76
Transfer Agent	6,328	11,872	11,282
Other	50,941	1,394	5,842

Total Liabilities	96,682	62,318	213,117

Net Assets	$152,232,357	$14,308,104	$47,929,035

Composition of Net Assets:
Capital	$123,917,932	$8,074,279	$44,853,278
Accumulated net investment income (loss)	(417,404)	45,460	123,798
Accumulated net realized gains (losses) from investment and foreign currency transactions	15,269,652	2,421,431	874,923
Unrealized appreciation (depreciation) from investments and foreign currencies	13,462,177	3,766,934	2,077,036

Net Assets	$152,232,357	$14,308,104	$47,929,035

Net Assets:
Class A Shares	$—	$11,320,043	$21,117,177
Class B Shares	—	2,858,873	1,405,672
Class C Shares	—	129,188	100,162
Class I Shares	152,232,357	—	25,306,024

	$152,232,357	$14,308,104	$47,929,035

Shares Outstanding ($0.001 par value, unlimited number of shares authorized):
Class A Shares	—	769,755	1,567,698
Class B Shares	—	206,626	109,466
Class C Shares	—	9,035	7,734
Class I Shares	11,343,702	—	1,880,969

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$—	$14.71	$13.47
Class B Shares*	$—	$13.84	$12.84
Class C Shares*	$—	$14.30	$12.95
Class I Shares	$13.42	$—	$13.45
Maximum Sales Charge—Class A Shares	—%	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/(100%-maximum sales charge))—Class A Shares	$—	$15.48	$14.18

* Redemption Price per share varies by length of time shares are held.

32	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited)

	Core Plus Fixed Income Fund (Advisor)	Core Plus Fixed Income Fund	High Yield Fixed Income Fund	Intermediate Duration Fixed Income Fund	New York Tax-Free Bond Fund

Investment Income:
Interest	$—	$—	$—	$—	$1,282,089
Dividends	—	—	—	—	17,307
Investment Income from Affiliated Portfolios (a)	2,031,955	454,866	398,910	367,447	—
Expenses from Affiliated Portfolios (a)	(212,661)	(47,573)	(53,763)	(61,544)	—

Total Investment Income (Loss)	1,819,294	407,293	345,147	305,903	1,299,396

Expenses:
Investment Management	—	—	—	—	74,525
Administration	8,422	1,882	996	1,571	13,623
Distribution:
Class B Shares	—	12,718	8,584	9,721	28,557
Class C Shares	—	344	1,096	1,104	2,304
Shareholder Servicing:
Class A Shares	—	16,205	4,344	1,182	39,210
Class B Shares	—	4,239	2,861	3,241	9,519
Class C Shares	—	115	365	368	768
Accounting	4,475	9,450	11,935	11,935	37,227
Compliance Service	205	45	27	37	312
Custodian	—	—	—	—	1,964
Printing	11,558	3,680	2,110	3,124	11,094
Professional	1,295	285	333	224	1,579
Transfer Agent	13,914	26,529	29,803	21,891	27,002
Trustee	439	96	68	78	683
Registration	—	39	141	—	139
Other	6,805	3,579	5,760	1,378	5,478

Total expenses before fee reductions	47,113	79,206	68,423	55,854	253,984
Fees reduced by Investment Adviser	(94,331)	(56,274)	(80,981)	(74,363)	—

Net Expenses (Recoveries)	(47,218)	22,932	(12,558)	(18,509)	253,984

Net Investment Income (Loss)	1,866,512	384,361	357,705	324,412	1,045,412

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment and foreign currency transactions	(225,447)	(47,559)	(30,309)	(6,684)	136,561
Change in unrealized appreciation (depreciation) from investment and foreign currencies	(2,213,350)	(495,180)	(475,496)	(511,952)	(525,303)

Net realized/unrealized gains (losses) from investment and foreign currency transactions	(2,438,797)	(542,739)	(505,805)	(518,636)	(388,742)

Change In Net Assets Resulting From Operations	$(572,285)	$(158,378)	$(148,100)	$(194,224)	$656,670

(a) With the exception of New York Tax-Free Bond Fund, represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	33

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the year ended April 30, 2008 (Unaudited) (continued)

	Growth Fund	Growth and Income Fund	International Equity Fund	Mid-Cap Fund	Opportunity Fund

Investment Income:
Dividends	$—	$244,389	$—	$109,249	$—
Investment Income from Affiliated Portfolios (a)	270,181	—	5,134,477	—	35,352
Tax reclaims (a)	—	—	78,198	—	—
Foreign tax withholding from Affiliated Portfolios (a)	—	—	(523,931)	—	—
Expenses from Affiliated Portfolios (a)	(165,376)	—	(1,248,435)	—	(74,690)

Total Investment Income (Loss)	104,805	244,389	3,440,309	109,249	(39,338)

Expenses:
Investment Management	—	121,424	—	101,625	—
Administration	6,325	9,257	36,692	6,195	1,954
Distribution:
Class B Shares	5,378	15,942	—	19,214	15,777
Class C Shares	325	143	—	261	1,135
Shareholder Servicing:
Class A Shares	32,747	2,278	—	6,146	15,725
Class B Shares	1,793	5,314	—	6,405	5,259
Class C Shares	108	48	—	87	378
Accounting	14,848	23,643	4,475	32,194	9,450
Compliance Service	196	188	910	148	48
Custodian	—	1,466	—	4,911	—
Printing	15,810	2,857	55,042	6,422	3,716
Professional	2,010	679	5,348	706	307
Transfer Agent	45,787	21,377	16,225	38,780	42,912
Trustee	451	509	1,955	330	103
Registration	175	—	—	—	—
Other	6,480	11,675	17,186	4,926	4,317

Total expenses before fee reductions	132,433	216,800	137,833	228,350	101,081
Fees reduced by Investment Adviser	—	(10,119)	—	(47,615)	(26,738)

Net Expenses	132,433	206,681	137,833	180,735	74,343

Net Investment Income (Loss)	(27,628)	37,708	3,302,476	(71,486)	(113,681)

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment and foreign currency transactions	1,848,491	4,130,541	17,845,317	1,388,759	2,271,366
Change in unrealized appreciation (depreciation) from investment and foreign currencies	(7,229,514)	(8,893,645)	(62,897,453)	(4,679,551)	(2,867,229)

Net realized/unrealized gains (losses) from investment and foreign currency transactions	(5,381,023)	(4,763,104)	(45,052,136)	(3,290,792)	(595,863)

Change In Net Assets Resulting From Operations	$(5,408,651)	$(4,725,396)	$(41,749,660)	$(3,362,278)	$(709,544)

(a) With the exception of Growth & Income Fund and the Mid-Cap Fund, represents amounts allocated from the respective Affiliated Portfolios.

34	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited) (continued)

	Opportunity Fund (Advisor)	Overseas Equity Fund	Value Fund

Investment Income:
Investment Income from Affiliated Portfolios (a)	$309,900	$240,248	$527,151
Tax reclaims (a)	—	3,307	—
Foreign tax withholding from Affiliated Portfolios (a)	—	(24,334)	—
Expenses from Affiliated Portfolios (a)	(653,014)	(60,212)	(160,749)

Total Investment Income (Loss)	(343,114)	159,009	366,402

Expenses:
Administration	17,105	1,772	5,744
Distribution:
Class B Shares	—	11,298	5,739
Class C Shares	—	478	411
Shareholder Servicing:
Class A Shares	—	15,431	28,581
Class B Shares	—	3,766	1,913
Class C Shares	—	159	137
Accounting	4,475	9,450	11,935
Compliance Service	390	44	155
Printing	22,122	3,269	10,009
Professional	2,446	277	840
Transfer Agent	17,106	33,158	39,156
Trustee	822	96	298
Registration	—	—	136
Other	9,824	5,937	6,340

Total expenses before fee reductions	74,290	85,135	111,394
Fees reduced by Investment Adviser	—	(2,380)	—

Net Expenses	74,290	82,755	111,394

Net Investment Income (Loss)	(417,404)	76,254	255,008

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment and foreign currency transactions	15,667,251	2,434,573	702,973
Change in unrealized appreciation (depreciation) from investment and foreign currencies	(20,258,246)	(4,768,662)	(7,081,129)

Net realized/unrealized gains (losses) from investment and foreign currency transactions	(4,590,995)	(2,334,089)	(6,378,156)

Change In Net Assets Resulting From Operations	$(5,008,399)	$(2,257,835)	$(6,123,148)

(a) Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	35

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets

	Core Plus Fixed Income Fund (Advisor)		Core Plus Fixed Income Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$1,866,512	$4,349,066	$384,361	$875,944
Net realized gains (losses) from investment and foreign currency transactions	(225,447)	2,097,739	(47,559)	433,571
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(2,213,350)	(740,498)	(495,180)	(152,977)

Change in net assets resulting from operations	(572,285)	5,706,307	(158,378)	1,156,538

Dividends:
Net investment income:
Class A Shares	—	—	(320,512)	(704,651)
Class B Shares	—	—	(71,168)	(172,434)
Class C Shares	—	—	(1,891)	(5,092)
Class I Shares	(1,908,129)	(4,321,491)	—	—
Net realized gains:
Class I Shares	(562,425)	—	—	—

Change in net assets resulting from shareholder dividends	(2,470,554)	(4,321,491)	(393,571)	(882,177)

Change in net assets resulting from capital transactions	(8,626,805)	(968,500)	(1,413,096)	388,105

Change in net assets	(11,669,644)	416,316	(1,965,045)	662,466
Net Assets:
Beginning of period	81,392,471	80,976,155	17,414,301	16,751,835

End of period	$69,722,827	$81,392,471	$15,449,256	$17,414,301

Accumulated net investment income (loss)	$78,601	$120,218	$3,798	$13,008

36	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Core Plus Fixed Income Fund (Advisor)		Core Plus Fixed Income Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$887,736	$4,557,268
Dividends reinvested	—	—	304,156	673,120
Value of shares redeemed	—	—	(1,896,040)	(4,086,990)

Class A Shares capital transactions	—	—	(704,148)	1,143,398

Class B Shares:
Proceeds from shares issued	—	—	75,743	133,221
Dividends reinvested	—	—	65,261	152,515
Value of shares redeemed	—	—	(926,527)	(832,273)

Class B Shares capital transactions	—	—	(785,523)	(546,537)

Class C Shares:
Proceeds from shares issued	—	—	79,000	16,800
Dividends reinvested	—	—	1,787	4,727
Value of shares redeemed	—	—	(4,212)	(230,283)

Class C Shares capital transactions	—	—	76,575	(208,756)

Class I Shares:
Proceeds from shares issued	8,330,714	16,414,081	—	—
Dividends reinvested	1,908,463	2,820,496	—	—
Value of shares redeemed	(18,865,982)	(20,203,077)	—	—

Class I Shares capital transactions	(8,626,805)	(968,500)	—	—

Change in net assets resulting from capital transactions	$(8,626,805)	$(968,500)	$(1,413,096)	$388,105

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	86,643	435,107
Reinvested	—	—	29,465	64,455
Redeemed	—	—	(182,949)	(391,171)

Change in Class A Shares	—	—	(66,841)	108,391

Class B Shares:
Issued	—	—	7,365	12,712
Reinvested	—	—	6,310	14,586
Redeemed	—	—	(90,239)	(79,589)

Change in Class B Shares	—	—	(76,564)	(52,291)

Class C Shares:
Issued	—	—	7,588	1,628
Reinvested	—	—	174	453
Redeemed	—	—	(403)	(22,120)

Change in Class C Shares	—	—	7,359	(20,039)

Class I Shares:
Issued	831,383	1,596,631	—	—
Reinvested	188,587	274,454	—	—
Redeemed	(1,864,188)	(1,968,988)	—	—

Change in Class I Shares	(844,218)	(97,903)	—	—

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	37

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Fixed Income Fund		Intermediate Duration Fixed Income Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$357,705	$664,670	$324,412	$875,888
Net realized gains (losses) from investment and foreign currency transactions	(30,309)	94,442	(6,684)	792,234
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(475,496)	(167,829)	(511,952)	(170,042)

Change in net assets resulting from operations	(148,100)	591,283	(194,224)	1,498,080

Dividends:
Net investment income:
Class A Shares	(146,430)	(307,911)	(22,452)	(41,612)
Class B Shares	(87,814)	(163,518)	(53,171)	(145,985)
Class C Shares	(11,097)	(18,030)	(5,977)	(19,081)
Class I Shares	(115,650)	(181,367)	(250,578)	(666,493)
Net realized gains:
Class A Shares	(38,586)	(15,636)	(3,193)	—
Class B Shares	(24,882)	(6,846)	(10,717)	—
Class C Shares	(2,297)	(757)	(1,145)	—
Class I Shares	(28,677)	(8,215)	(38,243)	—

Change in net assets resulting from shareholder dividends	(455,433)	(702,280)	(385,476)	(873,171)

Change in net assets resulting from capital transactions	608,256	(533,751)	(416,510)	(4,796,641)

Change in net assets	4,723	(644,748)	(996,210)	(4,171,732)
Net Assets:
Beginning of period	9,012,490	9,657,238	14,045,536	18,217,268

End of period	$9,017,213	$9,012,490	$13,049,326	$14,045,536

Accumulated net investment income (loss)	$(2,958)	$328	$15,346	$23,112

38	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	High Yield Fixed Income Fund		Intermediate Duration Fixed Income Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$267,574	$1,101,456	$618,706	$91,672
Dividends reinvested	135,852	261,982	22,654	37,106
Value of shares redeemed	(400,388)	(2,360,652)	(65,825)	(335,287)

Class A Shares capital transactions	3,038	(997,214)	575,535	(206,509)

Class B Shares:
Proceeds from shares issued	123,235	542,167	19,722	53,039
Dividends reinvested	80,107	113,890	56,966	129,255
Value of shares redeemed	(160,472)	(279,180)	(896,749)	(1,060,828)

Class B Shares capital transactions	42,870	376,877	(820,061)	(878,534)

Class C Shares:
Proceeds from shares issued	224,205	83,515	1,650	16,250
Dividends reinvested	5,792	15,343	7,015	18,729
Value of shares redeemed	(17,912)	(112,155)	(13,313)	(248,148)

Class C Shares capital transactions	212,085	(13,297)	(4,648)	(213,169)

Class I Shares:
Proceeds from shares issued	495,855	1,158,432	1,309,541	2,137,921
Dividends reinvested	143,424	188,601	256,529	500,994
Value of shares redeemed	(289,016)	(1,247,150)	(1,733,406)	(6,137,344)

Class I Shares capital transactions	350,263	99,883	(167,336)	(3,498,429)

Change in net assets resulting from capital transactions	$608,256	$(533,751)	$(416,510)	$(4,796,641)

SHARE TRANSACTIONS:
Class A Shares:
Issued	28,737	107,567	63,794	9,160
Reinvested	14,450	25,689	2,302	3,707
Redeemed	(43,319)	(230,848)	(6,758)	(33,428)

Change in Class A Shares	(132)	(97,592)	59,338	(20,561)

Class B Shares:
Issued	13,260	52,978	1,992	5,264
Reinvested	8,517	11,185	5,756	12,882
Redeemed	(17,137)	(27,507)	(91,649)	(105,990)

Change in Class B Shares	4,640	36,656	(83,901)	(87,844)

Class C Shares:
Issued	24,185	7,961	166	1,608
Reinvested	614	1,498	710	1,868
Redeemed	(1,916)	(11,490)	(1,347)	(24,816)

Change in Class C Shares	22,883	(2,031)	(471)	(21,340)

Class I Shares:
Issued	52,804	113,787	132,872	215,480
Reinvested	15,270	18,529	25,986	49,957
Redeemed	(30,915)	(121,825)	(177,097)	(612,503)

Change in Class I Shares	37,159	10,491	(18,239)	(347,066)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	39

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	New York Tax-Free Bond Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$1,045,412	$2,140,227
Net realized gains (losses) from investment transactions	136,561	79,494
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(525,303)	(832,199)

Change in net assets resulting from operations	656,670	1,387,522

Dividends:
Net investment income:
Class A Shares	(563,589)	(1,173,859)
Class B Shares	(108,170)	(304,650)
Class C Shares	(8,727)	(26,272)
Class I Shares	(383,575)	(608,516)
Net realized gains:
Class A Shares	(41,981)	(11,494)
Class B Shares	(10,694)	(4,734)
Class C Shares	(809)	(438)
Class I Shares	(26,013)	(5,055)

Change in net assets resulting from shareholder dividends	(1,143,558)	(2,135,018)

Change in net assets resulting from capital transactions	(603,039)	323,731

Change in net assets	(1,089,927)	(423,765)
Net Assets:
Beginning of period	61,029,554	61,453,319

End of period	$59,939,627	$61,029,554

Accumulated net investment income (loss)	$2,892	$21,541

40	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	New York Tax-Free Bond Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,920,436	$7,409,045
Dividends reinvested	553,559	1,075,105
Value of shares redeemed	(3,606,675)	(8,495,178)

Class A Shares capital transactions	(1,132,680)	(11,028)

Class B Shares:
Proceeds from shares issued	54,413	141,720
Dividends reinvested	87,491	227,620
Value of shares redeemed	(2,234,490)	(5,321,458)

Class B Shares capital transactions	(2,092,586)	(4,952,118)

Class C Shares:
Proceeds from shares issued	32,415	17,375
Dividends reinvested	6,551	14,700
Value of shares redeemed	(304,882)	(456,298)

Class C Shares capital transactions	(265,916)	(424,223)

Class I Shares:
Proceeds from shares issued	3,672,485	7,546,678
Dividends reinvested	150,653	144,401
Value of shares redeemed	(934,995)	(1,979,979)

Class I Shares capital transactions	2,888,143	5,711,100

Change in net assets resulting from capital transactions	$(603,039)	$323,731

SHARE TRANSACTIONS:
Class A Shares:
Issued	173,479	667,129
Reinvested	50,356	97,101
Redeemed	(326,338)	(768,451)

Change in Class A Shares	(102,503)	(4,221)

Class B Shares:
Issued	4,882	12,842
Reinvested	7,968	20,557
Redeemed	(202,238)	(481,133)

Change in Class B Shares	(189,388)	(447,734)

Class C Shares:
Issued	2,916	1,555
Reinvested	594	1,336
Redeemed	(27,445)	(41,171)

Change in Class C Shares	(23,935)	(38,280)

Class I Shares:
Issued	332,435	681,820
Reinvested	13,716	13,084
Redeemed	(84,782)	(179,624)

Change in Class I Shares	261,369	515,280

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	41

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Growth and Income Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$(27,628)	$25,419	$37,708	$132,052
Net realized gains (losses) from investment and foreign currency transactions	1,848,491	2,943,213	4,130,541	4,390,113
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(7,229,514)	11,547,046	(8,893,645)	7,796,554

Change in net assets resulting from operations	(5,408,651)	14,515,678	(4,725,396)	12,318,719

Dividends:
Net investment income:
Class A Shares	—	(9,938)	—	(2,732)
Class I Shares	—	(37,788)	(5,573)	(123,746)
Net realized gains:
Class A Shares	(1,383,410)	(1,670,738)	—	—
Class B Shares	(79,801)	(114,608)	—	—
Class C Shares	(4,866)	(8,469)	—	—
Class I Shares	(1,424,277)	(1,202,878)	—	—

Change in net assets resulting from shareholder dividends	(2,892,354)	(3,044,419)	(5,573)	(126,478)

Change in net assets resulting from capital transactions	(2,090,352)	12,667,797	(8,089,213)	(6,527,061)

Change in net assets	(10,391,357)	24,139,056	(12,820,182)	5,665,180

Net Assets:
Beginning of period	62,881,954	38,742,898	52,556,144	46,890,964

End of period	$52,490,597	$62,881,954	$39,735,962	$52,556,144

Accumulated net investment income (loss)	$(27,628)	$—	$37,709	$5,574

42	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Growth Fund		Growth and Income Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$681,581	$8,418,213	$490,494	$395,680
Dividends reinvested	1,365,451	1,668,294	—	2,678
Value of shares redeemed	(4,645,258)	(7,016,198)	(252,034)	(160,534)

Class A Shares capital transactions	(2,598,226)	3,070,309	238,460	237,824

Class B Shares:
Proceeds from shares issued	52,298	61,125	107,674	255,981
Dividends reinvested	79,295	112,067	—	—
Value of shares redeemed	(167,010)	(260,768)	(673,471)	(894,133)

Class B Shares capital transactions	(35,417)	(87,576)	(565,797)	(638,152)

Class C Shares:
Proceeds from shares issued	50	54	2,700	32,070
Dividends reinvested	4,866	8,413	—	—
Value of shares redeemed	(9,203)	(197,005)	(24,900)	(17,991)

Class C Shares capital transactions	(4,287)	(188,538)	(22,200)	14,079

Class I Shares:
Proceeds from shares issued	2,793,693	13,457,915	2,937,781	4,767,318
Dividends reinvested	1,334,114	1,190,246	1,695	8,085
Value of shares redeemed	(3,580,229)	(4,774,559)	(10,679,152)	(10,916,215)

Class I Shares capital transactions	547,578	9,873,602	(7,739,676)	(6,140,812)

Change in net assets resulting from capital transactions	$(2,090,352)	$12,667,797	$(8,089,213)	$(6,527,061)

SHARE TRANSACTIONS:
Class A Shares:
Issued	41,822	581,862	40,032	32,198
Reinvested	82,554	117,196	—	217
Redeemed	(289,031)	(458,934)	(19,453)	(13,518)

Change in Class A Shares	(164,655)	240,124	20,579	18,897

Class B Shares:
Issued	3,578	4,219	8,920	22,376
Reinvested	5,109	8,307	—	—
Redeemed	(11,338)	(18,265)	(56,813)	(74,961)

Change in Class B Shares	(2,651)	(5,739)	(47,893)	(52,585)

Class C Shares:
Issued	3	4	230	2,459
Reinvested	312	620	—	—
Redeemed	(651)	(13,792)	(2,000)	(1,489)

Change in Class C Shares	(336)	(13,168)	(1,770)	970

Class I Shares:
Issued	174,231	901,736	246,940	403,086
Reinvested	80,320	83,266	125	654
Redeemed	(227,222)	(313,430)	(809,468)	(901,425)

Change in Class I Shares	27,329	671,572	(562,403)	(497,685)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	43

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$3,302,476	$7,281,046	$(71,486)	$(136,947)
Net realized gains (losses) from investment and foreign currency transactions	17,845,317	29,592,826	1,388,759	3,529,981
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(62,897,453)	37,623,613	(4,679,551)	4,694,868

Change in net assets resulting from operations	(41,749,660)	74,497,485	(3,362,278)	8,087,902

Dividends:
Net investment income:
Class I Shares	(5,964,290)	(7,179,951)	—	—
Net realized gains:
Class A Shares	—	—	(598,216)	(258,695)
Class B Shares	—	—	(737,487)	(522,684)
Class C Shares	—	—	(9,380)	(6,914)
Class I Shares	(28,980,345)	(24,089,605)	(2,185,201)	(1,159,580)

Change in net assets resulting from shareholder dividends	(34,944,635)	(31,269,556)	(3,530,284)	(1,947,873)

Change in net assets resulting from capital transactions	9,388,419	58,740,573	704,930	(942,082)

Change in net assets	(67,305,876)	101,968,502	(6,187,632)	5,197,947
Net Assets:
Beginning of period	385,717,107	283,748,605	32,931,699	27,733,752

End of period	$318,411,231	$385,717,107	$26,744,067	$32,931,699

Accumulated net investment income (loss)	$2,525,389	$5,187,203	$(71,486)	$—

44	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	International Equity Fund		Mid-Cap Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$—	$—	$1,174,077	$3,918,143
Dividends reinvested	—	—	592,760	256,489
Value of shares redeemed	—	—	(1,360,161)	(2,634,591)

Class A Shares capital transactions	—	—	406,676	1,540,041

Class B Shares:
Proceeds from shares issued	—	—	97,740	235,774
Dividends reinvested	—	—	721,029	514,297
Value of shares redeemed	—	—	(1,216,446)	(3,072,777)

Class B Shares capital transactions	—	—	(397,677)	(2,322,706)

Class C Shares:
Proceeds from shares issued	—	—	—	11,496
Dividends reinvested	—	—	9,380	6,914
Value of shares redeemed	—	—	(944)	(49,388)

Class C Shares capital transactions	—	—	8,436	(30,978)

Class I Shares:
Proceeds from shares issued	23,554,365	84,946,485	1,492,450	5,100,905
Dividends reinvested	26,918,243	22,576,471	1,405,125	581,066
Value of shares redeemed	(41,084,189)	(48,782,383)	(2,210,080)	(5,810,410)

Class I Shares capital transactions	9,388,419	58,740,573	687,495	(128,439)

Change in net assets resulting from capital transactions	$9,388,419	$58,740,573	$704,930	$(942,082)

SHARE TRANSACTIONS:
Class A Shares:
Issued	—	—	132,741	421,403
Reinvested	—	—	65,426	29,999
Redeemed	—	—	(141,931)	(264,389)

Change in Class A Shares	—	—	56,236	187,013

Class B Shares:
Issued	—	—	12,387	27,574
Reinvested	—	—	86,351	64,127
Redeemed	—	—	(152,577)	(354,120)

Change in Class B Shares	—	—	(53,839)	(262,419)

Class C Shares:
Issued	—	—	—	1,231
Reinvested	—	—	1,113	855
Redeemed	—	—	(99)	(5,550)

Change in Class C Shares	—	—	1,014	(3,464)

Class I Shares:
Issued	1,203,752	3,750,486	168,928	522,495
Reinvested	1,358,821	1,070,482	151,578	66,712
Redeemed	(2,055,706)	(2,166,669)	(234,026)	(600,816)

Change in Class I Shares	506,867	2,654,299	86,480	(11,609)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	45

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$(113,681)	$(302,009)	$(417,404)	$(1,033,815)
Net realized gains (losses) from investment and foreign currency transactions	2,271,366	6,380,550	15,667,251	46,538,426
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(2,867,229)	(180,853)	(20,258,246)	1,172,860

Change in net assets resulting from operations	(709,544)	5,897,688	(5,008,399)	46,677,471

Dividends:
Net realized gains:
Class A Shares	(4,275,970)	(2,977,887)	—	—
Class B Shares	(1,656,407)	(619,431)	—	—
Class C Shares	(112,933)	(38,717)	—	—
Class I Shares	—	—	(45,200,235)	(29,938,816)

Change in net assets resulting from shareholder dividends	(6,045,310)	(3,636,035)	(45,200,235)	(29,938,816)

Change in net assets resulting from capital transactions	3,413,338	(11,472,973)	25,848,113	(32,269,549)

Change in net assets	(3,341,516)	(9,211,320)	(24,360,521)	(15,530,894)
Net Assets:
Beginning of period	20,318,759	29,530,079	176,592,878	192,123,772

End of period	$16,977,243	$20,318,759	$152,232,357	$176,592,878

Accumulated net investment income (loss)	$(113,681)	$—	$(417,404)	$—

46	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Opportunity Fund		Opportunity Fund (Advisor)

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,228,312	$1,869,751	$—	$—
Dividends reinvested	4,182,326	2,944,516	—	—
Value of shares redeemed	(2,846,515)	(15,806,644)	—	—

Class A Shares capital transactions	2,564,123	(10,992,377)	—	—

Class B Shares:
Proceeds from shares issued	95,655	187,082	—	—
Dividends reinvested	1,634,480	612,160	—	—
Value of shares redeemed	(986,801)	(1,272,389)	—	—

Class B Shares capital transactions	743,334	(473,147)	—	—

Class C Shares:
Dividends reinvested	111,644	38,284	—	—
Value of shares redeemed	(5,763)	(45,733)	—	—

Class C Shares capital transactions	105,881	(7,449)	—	—

Class I Shares:
Proceeds from shares issued	—	—	8,607,545	43,767,538
Dividends reinvested	—	—	33,936,218	12,322,958
Value of shares redeemed	—	—	(16,695,650)	(88,360,045)

Class I Shares capital transactions	—	—	25,848,113	(32,269,549)

Change in net assets resulting from capital transactions	$3,413,338	$(11,472,973)	$25,848,113	$(32,269,549)

SHARE TRANSACTIONS:
Class A Shares:
Issued	113,626	131,660	—	—
Reinvested	393,076	228,434	—	—
Redeemed	(224,675)	(1,154,412)	—	—

Change in Class A Shares	282,027	(794,318)	—	—

Class B Shares:
Issued	9,462	14,236	—	—
Reinvested	177,468	51,790	—	—
Redeemed	(106,367)	(96,076)	—	—

Change in Class B Shares	80,563	(30,050)	—	—

Class C Shares:
Reinvested	11,915	3,204	—	—
Redeemed	(539)	(3,443)	—	—

Change in Class C Shares	11,376	(239)	—	—

Class I Shares:
Issued	—	—	653,042	2,507,207
Reinvested	—	—	2,551,595	822,079
Redeemed	—	—	(1,184,331)	(5,122,696)

Change in Class I Shares	—	—	2,020,306	(1,793,410)

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	47

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$76,254	$218,504	$255,008	$507,210
Net realized gains (losses) from investment and foreign currency transactions	2,434,573	3,031,889	702,973	4,408,682
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(4,768,662)	1,272,896	(7,081,129)	12,266

Change in net assets resulting from operations	(2,257,835)	4,523,289	(6,123,148)	4,928,158

Dividends:
Net investment income:
Class A Shares	(105,065)	(474,482)	(106,407)	(213,752)
Class B Shares	(4,715)	(48,615)	(1,460)	(1,937)
Class C Shares	(123)	(2,106)	(42)	(113)
Class I Shares	—	—	(154,878)	(240,365)
Net realized gains:
Class A Shares	(2,297,440)	(2,532,363)	(2,036,989)	(2,315,837)
Class B Shares	(617,609)	(377,205)	(144,385)	(187,844)
Class C Shares	(24,923)	(18,983)	(10,272)	(14,732)
Class I Shares	—	—	(2,265,906)	(1,767,244)

Change in net assets resulting from shareholder dividends	(3,049,875)	(3,453,754)	(4,720,339)	(4,741,824)

Change in net assets resulting from capital transactions	(306,949)	(7,305,261)	957,207	12,809,994

Change in net assets	(5,614,659)	(6,235,726)	(9,886,280)	12,996,328
Net Assets:
Beginning of period	19,922,763	26,158,489	57,815,315	44,818,987

End of period	$14,308,104	$19,922,763	$47,929,035	$57,815,315

Accumulated net investment income (loss)	$45,460	$79,109	$123,798	$131,577

48	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMIY OF FUNDS

Statements of Changes in Net Assets (continued)

	Overseas Equity Fund		Value Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$576,095	$1,927,533	$652,243	$6,834,608
Dividends reinvested	2,383,150	2,979,338	2,132,056	2,504,967
Value of shares redeemed	(3,516,558)	(12,347,048)	(3,879,083)	(6,945,162)

Class A Shares capital transactions	(557,313)	(7,440,177)	(1,094,784)	2,394,413

Class B Shares:
Proceeds from shares issued	109,672	299,816	66,633	81,743
Dividends reinvested	599,255	417,884	145,046	185,697
Value of shares redeemed	(483,573)	(551,790)	(235,344)	(410,699)

Class B Shares capital transactions	225,354	165,910	(23,665)	(143,259)

Class C Shares:
Proceeds from shares issued	3,001	28,000	50	—
Dividends reinvested	25,046	20,910	10,314	14,746
Value of shares redeemed	(3,037)	(79,904)	(11,826)	(42,494)

Class C Shares capital transactions	25,010	(30,994)	(1,462)	(27,748)

Class I Shares:
Proceeds from shares issued	—	—	2,727,901	13,481,595
Dividends reinvested	—	—	2,320,088	1,920,064
Value of shares redeemed	—	—	(2,970,871)	(4,815,071)

Class I Shares capital transactions	—	—	2,077,118	10,586,588

Change in net assets resulting from capital transactions	$(306,949)	$(7,305,261)	$957,207	$12,809,994

SHARE TRANSACTIONS:
Class A Shares:
Issued	37,947	102,880	46,585	433,376
Reinvested	162,229	170,248	150,357	160,308
Redeemed	(215,305)	(695,566)	(275,606)	(424,086)

Change in Class A Shares	(15,129)	(422,438)	(78,664)	169,598

Class B Shares:
Issued	7,771	16,784	4,996	5,175
Reinvested	43,236	25,023	10,704	12,417
Redeemed	(34,796)	(31,048)	(18,196)	(26,217)

Change in Class B Shares	16,211	10,759	(2,496)	(8,625)

Class C Shares:
Issued	165	1,618	4	—
Reinvested	1,749	1,221	755	979
Redeemed	(237)	(4,376)	(935)	(2,761)

Change in Class C Shares	1,677	(1,537)	(176)	(1,782)

Class I Shares:
Issued	—	—	196,797	831,134
Reinvested	—	—	163,964	122,918
Redeemed	—	—	(216,544)	(297,127)

Change in Class I Shares	—	—	144,217	656,925

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	49

HSBC INVESTOR ADVISOR FUNDS TRUST—CORE PLUS FIXED INCOME FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS I SHARES
Year Ended October 31, 2003	$10.63	0.41	0.19	0.60	(0.50)	—	(0.50)
Year Ended October 31, 2004	10.73	0.45	0.12	0.57	(0.45)	—	(0.45)
Year Ended October 31, 2005	10.85	0.44	(0.27)	0.17	(0.47)	—	(0.47)
Year Ended October 31, 2006	10.55	0.53	0.02	0.55	(0.51)	(0.46)	(0.97)
Year Ended October 31, 2007	10.13	0.54	0.17	0.71	(0.53)	—	(0.53)
Six Months Ended April 30, 2008 (Unaudited)	10.31	0.25	(0.33)	(0.08)	(0.26)	(0.08)	(0.34)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(e)

CLASS I SHARES
Year Ended October 31, 2003	$10.73	5.71%		$110,968	0.56%		4.30%		0.56%		70.91%
Year Ended October 31, 2004	10.85	5.46%		109,518	0.64%		4.20%		0.64%		34.88%
Year Ended October 31, 2005	10.55	1.55	%(f)	89,743	0.52	%(f)	4.15	%(f)	0.52	%(f)	176.60%
Year Ended October 31, 2006	10.13	5.56%		80,976	0.56%		5.05%		0.80%		273.91%
Year Ended October 31, 2007	10.31	7.20	%(g)(h)	81,392	0.35	%(g)	5.24	%(g)	0.72%		252.26%
Six Months Ended April 30, 2008 (Unaudited)	9.89	(0.81	)%(i)	69,723	0.45%		5.08%		0.71%		61.96%

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11% for the Class I Shares.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total return were 0.10% for the Class I Shares.

(h)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to total return was 1.80%.

(i)

During the period ended April 30, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to total return was 0.38%.

50	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—CORE PLUS FIXED INCOME FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2003	$10.38	0.40		0.13	0.53	(0.43)	—	(0.43)
Year Ended October 31, 2004	10.48	0.40		0.12	0.52	(0.40)	—	(0.40)
Year Ended October 31, 2005	10.60	0.39		(0.27)	0.12	(0.42)	—	(0.42)
Year Ended October 31, 2006	10.30	0.49	*	0.05	0.54	(0.49)	(0.05)	(0.54)
Year Ended October 31, 2007	10.30	0.51	*	0.19	0.70	(0.52)	—	(0.52)
Six Months Ended April 30, 2008 (Unaudited)	10.48	0.25	*	(0.36)	(0.11)	(0.25)	—	(0.25)

CLASS B SHARES
Year Ended October 31, 2003	$10.39	0.32		0.13	0.45	(0.35)	—	(0.35)
Year Ended October 31, 2004	10.49	0.32		0.11	0.43	(0.32)	—	(0.32)
Year Ended October 31, 2005	10.60	0.32		(0.27)	0.05	(0.34)	—	(0.34)
Year Ended October 31, 2006	10.31	0.41	*	0.06	0.47	(0.42)	(0.05)	(0.47)
Year Ended October 31, 2007	10.31	0.44	*	0.18	0.62	(0.44)	—	(0.44)
Six Months Ended April 30, 2008 (Unaudited)	10.49	0.21	*	(0.36)	(0.15)	(0.21)	—	(0.21)

CLASS C SHARES
Year Ended October 31, 2003	$10.38	0.32		0.13	0.45	(0.35)	—	(0.35)
Year Ended October 31, 2004	10.48	0.32		0.11	0.43	(0.32)	—	(0.32)
Year Ended October 31, 2005	10.59	0.32		(0.27)	0.05	(0.34)	—	(0.34)
Year Ended October 31, 2006	10.30	0.41	*	0.06	0.47	(0.42)	(0.05)	(0.47)
Year Ended October 31, 2007	10.30	0.44	*	0.16	0.60	(0.44)	—	(0.44)
Six Months Ended April 30, 2008 (Unaudited)	10.46	0.20	*	(0.35)	(0.15)	(0.21)	—	(0.21)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(e)

CLASS A SHARES
Year Ended October 31, 2003	$10.48	5.17%		$14,143	1.10%		3.76%		1.21%		70.91%
Year Ended October 31, 2004	10.60	5.07%		17,248	1.04%		3.78%		1.26%		34.88%
Year Ended October 31, 2005	10.30	1.16	%(f)	17,646	0.84	%(f)	3.82	%(f)	1.15	%(f)	176.60%
Year Ended October 31, 2006	10.30	5.45%		12,248	0.79%		4.82%		1.43%		273.91%
Year Ended October 31, 2007	10.48	6.90	%(g)(h)	13,592	0.67	%(g)	4.93	%(g)	1.41%		252.26%
Six Months Ended April 30, 2008 (Unaudited)	10.12	(1.04	)%(i)	12,458	0.70%		4.84%		1.39%		61.96%

CLASS B SHARES
Year Ended October 31, 2003	$10.49	4.38%		$7,430	1.85%		3.01%		1.96%		70.91%
Year Ended October 31, 2004	10.60	4.19%		7,017	1.79%		3.05%		2.01%		34.88%
Year Ended October 31, 2005	10.31	0.50	%(f)	6,168	1.59	%(f)	3.08	%(f)	1.90	%(f)	176.90%
Year Ended October 31, 2006	10.31	4.67%		4,267	1.54%		4.06%		2.19%		273.91%
Year Ended October 31, 2007	10.49	6.10	%(g)(h)	3,792	1.42	%(g)	4.18	%(g)	2.12%		252.26%
Six Months Ended April 30, 2008 (Unaudited)	10.13	(1.41	)%(i)	2,888	1.45%		4.09%		2.13%		61.96%

CLASS C SHARES
Year Ended October 31, 2003	$10.48	4.39%		$606	1.85%		3.06%		1.97%		70.91%
Year Ended October 31, 2004	10.59	4.20%		377	1.80%		3.07%		2.02%		34.88%
Year Ended October 31, 2005	10.30	0.51	%(f)	285	1.58	%(f)	3.14	%(f)	1.89	%(f)	176.90%
Year Ended October 31, 2006	10.30	4.67%		236	1.54%		4.07%		2.19%		273.91%
Year Ended October 31, 2007	10.46	5.92	%(g)(h)	30	1.43	%(g)	4.24	%(g)	2.19%		252.26%
Six Months Ended April 30, 2008 (Unaudited)	10.10	(1.41	)%(i)	104	1.45%		3.99%		2.13%		61.96%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Core Plus Fixed Income Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.11%, 0.11% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.03%, 0.03%, and 0.02% for Class A Shares, Class B Shares, and Class C Shares, respectively.

(h)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.77%, 1.76% and 1.77% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the period ended April 30, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.38%, 0.38% and 0.38% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	51

HSBC INVESTOR FUNDS—HIGH YIELD FIXED INCOME FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2006(f)	$10.00	0.69		0.12	0.81	(0.68)	—	(0.68)
Year Ended October 31, 2007	10.13	0.79	*	(0.09)	0.70	(0.79)	(0.03)	(0.82)
Six Months Ended April 30, 2008 (Unaudited)	10.01	0.39	*	(0.57)	(0.18)	(0.39)	(0.10)	(0.49)

CLASS B SHARES
Period Ended October 31, 2006(g)	$10.00	0.62		0.13	0.75	(0.61)	—	(0.61)
Year Ended October 31, 2007	10.14	0.71	*	(0.09)	0.62	(0.72)	(0.03)	(0.75)
Six Months Ended April 30, 2008 (Unaudited)	10.01	0.35	*	(0.55)	(0.20)	(0.36)	(0.10)	(0.46)

CLASS C SHARES
Period Ended October 31, 2006(h)	$10.01	0.58		0.15	0.73	(0.58)	—	(0.58)
Year Ended October 31, 2007	10.16	0.71	*	(0.09)	0.62	(0.72)	(0.03)	(0.75)
Six Months Ended April 30, 2008 (Unaudited)	10.03	0.35	*	(0.56)	(0.21)	(0.36)	(0.10)	(0.46)

CLASS I SHARES
Period Ended October 31, 2006(i)	$10.00	0.71		0.14	0.85	(0.71)	—	(0.71)
Year Ended October 31, 2007	10.14	0.81	*	(0.09)	0.72	(0.82)	(0.03)	(0.85)
Six Months Ended April 30, 2008 (Unaudited)	10.01	0.40	*	(0.57)	(0.17)	(0.40)	(0.10)	(0.50)

			Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2006(f)	$10.13	8.38%	$4,742	0.80%	7.27%	3.53%	13.61%
Year Ended October 31, 2007	10.01	7.13%	3,706	0.80%	7.71%	2.97%	30.77%
Six Months Ended April 30, 2008 (Unaudited)	9.34	(1.65)%	3,459	0.80%	8.36%	2.66%	14.28%

CLASS B SHARES
Period Ended October 31, 2006(g)	$10.14	7.68%	$2,106	1.55%	6.65%	4.26%	13.61%
Year Ended October 31, 2007	10.01	6.22%	2,447	1.55%	6.95%	3.69%	30.77%
Six Months Ended April 30, 2008 (Unaudited)	9.35	(1.92)%	2,328	1.55%	7.61%	3.41%	14.28%

CLASS C SHARES
Period Ended October 31, 2006(h)	$10.16	7.42%	$241	1.55%	6.65%	4.29%	13.61%
Year Ended October 31, 2007	10.03	6.20%	217	1.55%	6.90%	3.69%	30.77%
Six Months Ended April 30, 2008 (Unaudited)	9.36	(2.03)%	417	1.55%	7.49%	3.41%	14.28%

CLASS I SHARES
Period Ended October 31, 2006(i)	$10.14	8.73%	$2,568	0.55%	7.53%	3.29%	13.61%
Year Ended October 31, 2007	10.01	7.29%	2,642	0.55%	7.95%	2.68%	30.77%
Six Months Ended April 30, 2008 (Unaudited)	9.34	(1.53)%	2,813	0.55%	8.60%	2.41%	14.28%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor High Yield Fixed Income Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)	Class A Shares commenced operations on November 18, 2005.

(g)	Class B Shares commenced operations on November 21, 2005.

(h)	Class C Shares commenced operations on December 14, 2005.

(i)	Class I Shares commenced operations on November 18, 2005.

52	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—INTERMEDIATE DURATION FIXED INCOME FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2003	$10.43	0.33		0.08	0.41	(0.37)	—	(0.37)
Year Ended October 31, 2004	10.47	0.32	*	0.06	0.38	(0.33)	(0.46)	(0.79)
Year Ended October 31, 2005	10.06	0.33		(0.29)	0.04	(0.37)	(0.06)	(0.43)
Year Ended October 31, 2006	9.67	0.45		0.05	0.50	(0.45)	—	(0.45)
Year Ended October 31, 2007	9.72	0.50	*	0.33	0.83	(0.50)	—	(0.50)
Six Months Ended April 30, 2008 (Unaudited)	10.05	0.23	*	(0.37)	(0.14)	(0.24)	(0.04)	(0.28)

CLASS B SHARES
Year Ended October 31, 2003	$10.45	0.25		0.08	0.33	(0.29)	—	(0.29)
Year Ended October 31, 2004	10.49	0.23		0.08	0.31	(0.26)	(0.46)	(0.72)
Year Ended October 31, 2005	10.08	0.25		(0.29)	(0.04)	(0.29)	(0.06)	(0.35)
Year Ended October 31, 2006	9.69	0.38		0.04	0.42	(0.38)	—	(0.38)
Year Ended October 31, 2007	9.73	0.43	*	0.33	0.76	(0.42)	—	(0.42)
Six Months Ended April 30, 2008 (Unaudited)	10.07	0.20	*	(0.38)	(0.18)	(0.20)	(0.04)	(0.24)

CLASS C SHARES
Year Ended October 31, 2003	$10.44	0.25		0.09	0.34	(0.29)	—	(0.29)
Year Ended October 31, 2004	10.49	0.22	*	0.08	0.30	(0.26)	(0.46)	(0.72)
Year Ended October 31, 2005	10.07	0.25		(0.29)	(0.04)	(0.29)	(0.06)	(0.35)
Year Ended October 31, 2006	9.68	0.38		0.05	0.43	(0.38)	—	(0.38)
Year Ended October 31, 2007	9.73	0.43	*	0.33	0.76	(0.43)	—	(0.43)
Six Months Ended April 30, 2008 (Unaudited)	10.06	0.19	*	(0.36)	(0.17)	(0.20)	(0.04)	(0.24)

CLASS I SHARES
Year Ended October 31, 2003	$10.45	0.33		0.10	0.43	(0.40)	—	(0.40)
Year Ended October 31, 2004	10.48	0.33		0.09	0.42	(0.36)	(0.46)	(0.82)
Year Ended October 31, 2005	10.08	0.35		(0.30)	0.05	(0.39)	(0.06)	(0.45)
Year Ended October 31, 2006	9.68	0.47		0.05	0.52	(0.47)	—	(0.47)
Year Ended October 31, 2007	9.73	0.53	*	0.32	0.85	(0.52)	—	(0.52)
Six Months Ended April 30, 2008 (Unaudited)	10.06	0.24	*	(0.36)	(0.12)	(0.25)	(0.04)	(0.29)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(e)

CLASS A SHARES
Year Ended October 31, 2003	$10.47	3.97%		$3,309	1.01%		2.99%		1.01%		98.42%
Year Ended October 31, 2004	10.06	3.90%		1,558	1.10%		3.01%		1.21%		50.06%
Year Ended October 31, 2005	9.67	0.31	%(f)	1,055	1.01	%(f)	3.37	%(f)	1.10	%(f)	107.26%
Year Ended October 31, 2006	9.72	5.30%		976	0.80%		4.61%		1.65%		236.51%
Year Ended October 31, 2007	10.05	8.67	%(g)(h)	803	0.53	%(g)	5.02	%(g)	1.67%		219.76%
Six Months Ended April 30, 2008 (Unaudited)	9.63	(1.49	)%(i)	1,342	0.65%		4.63%		1.74%		52.13%

CLASS B SHARES
Year Ended October 31, 2003	$10.49	3.19%		$6,443	1.73%		2.30%		1.73%		98.42%
Year Ended October 31, 2004	10.08	3.11%		6,321	1.85%		2.28%		1.96%		50.06%
Year Ended October 31, 2005	9.69	(0.44	)%(f)	4,852	1.76	%(f)	2.60	%(f)	1.85	%(f)	107.26%
Year Ended October 31, 2006	9.73	4.40%		3,738	1.56%		3.84%		2.40%		236.51%
Year Ended October 31, 2007	10.07	7.96	%(g)(h)	2,982	1.28	%(g)	4.26	%(g)	2.41%		219.76%
Six Months Ended April 30, 2008 (Unaudited)	9.65	(1.85	)%(i)	2,050	1.40%		4.00%		2.49%		52.13%

CLASS C SHARES
Year Ended October 31, 2003	$10.49	3.29%		$2,544	1.73%		2.31%		1.73%		98.42%
Year Ended October 31, 2004	10.07	3.03%		679	1.85%		2.25%		1.96%		50.06%
Year Ended October 31, 2005	9.68	(0.44	)%(f)	527	1.77	%(f)	2.60	%(f)	1.86	%(f)	107.26%
Year Ended October 31, 2006	9.73	4.51%		503	1.55%		3.86%		2.40%		236.51%
Year Ended October 31, 2007	10.06	7.86	%(g)(h)	305	1.27	%(g)	4.27	%(g)	2.43%		219.76%
Six Months Ended April 30, 2008 (Unaudited)	9.65	(1.75	)%(i)	288	1.40%		3.95%		2.48%		52.13%

CLASS I SHARES
Year Ended October 31, 2003	$10.48	4.12%		$31,368	0.69%		3.62%		0.69%		98.42%
Year Ended October 31, 2004	10.08	4.25%		31,217	0.85%		3.28%		0.96%		50.06%
Year Ended October 31, 2005	9.68	0.45	%(f)	24,744	0.76	%(f)	3.60	%(f)	0.85	%(f)	107.26%
Year Ended October 31, 2006	9.73	5.56%		13,000	0.58%		4.77%		1.38%		236.51%
Year Ended October 31, 2007	10.06	8.93	%(g)(h)	9,955	0.28	%(g)	5.25	%(g)	1.42%		219.76%
Six Months Ended April 30, 2008 (Unaudited)	9.65	(1.26	)%(i)	9,370	0.40%		4.95%		1.48%		52.13%

*	Calculated based on average shares outstanding.

(a)

The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Intermediate Duration Fixed Income Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio, and the total returns were 0.12%, 0.12%, 0.13%, and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2007, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 3.75%, 3.74%, 3.74% and 3.75% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)

During the period ended April 30, 2008, the respective Portfolio in which the Fund invests received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 1.05%, 1.05%, 1.05% and 1.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	53

HSBC INVESTOR FUNDS — NEW YORK TAX-FREE BOND FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2003	$11.09	0.38		0.12	0.50	(0.38)	—	(0.38)
Year Ended October 31, 2004	11.21	0.34		0.17	0.51	(0.34)	(0.06)	(0.40)
Year Ended October 31, 2005	11.32	0.34		(0.22)	0.12	(0.34)	(0.02)	(0.36)
Year Ended October 31, 2006	11.08	0.37		0.12	0.49	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2007	11.18	0.39	*	(0.14)	0.25	(0.38)	—	(0.38)
Six Months Ended April 30, 2008 (Unaudited)	11.05	0.19	*	(0.07)	0.12	(0.20)	(0.01)	(0.21)

CLASS B SHARES
Year Ended October 31, 2003	$11.08	0.30		0.12	0.42	(0.30)	—	(0.30)
Year Ended October 31, 2004	11.20	0.25		0.17	0.42	(0.25)	(0.06)	(0.31)
Year Ended October 31, 2005	11.31	0.25		(0.22)	0.03	(0.25)	(0.02)	(0.27)
Year Ended October 31, 2006	11.07	0.28		0.12	0.40	(0.28)	(0.02)	(0.30)
Year Ended October 31, 2007	11.17	0.30	*	(0.13)	0.17	(0.30)	—	(0.30)
Six Months Ended April 30, 2008 (Unaudited)	11.04	0.15	*	(0.07)	0.08	(0.16)	(0.01)	(0.17)

CLASS C SHARES
Year Ended October 31, 2003	$11.12	0.30		0.13	0.43	(0.30)	—	(0.30)
Year Ended October 31, 2004	11.25	0.25		0.16	0.41	(0.25)	(0.06)	(0.31)
Year Ended October 31, 2005	11.35	0.25		(0.22)	0.03	(0.25)	(0.02)	(0.27)
Year Ended October 31, 2006	11.11	0.28		0.12	0.40	(0.28)	(0.02)	(0.30)
Year Ended October 31, 2007	11.21	0.31	*	(0.14)	0.17	(0.30)	—	(0.30)
Six Months Ended April 30, 2008 (Unaudited)	11.08	0.15	*	(0.07)	0.08	(0.16)	(0.01)	(0.17)

CLASS I SHARES
Year Ended October 31, 2003	$11.09	0.41		0.12	0.53	(0.41)	—	(0.41)
Year Ended October 31, 2004	11.21	0.37		0.17	0.54	(0.37)	(0.06)	(0.43)
Year Ended October 31, 2005	11.32	0.37		(0.22)	0.15	(0.37)	(0.02)	(0.39)
Year Ended October 31, 2006	11.08	0.39		0.12	0.51	(0.39)	(0.02)	(0.41)
Year Ended October 31, 2007	11.18	0.41	*	(0.13)	0.28	(0.41)	—	(0.41)
Six Months Ended April 30, 2008 (Unaudited)	11.05	0.21	*	(0.08)	0.13	(0.21)	(0.01)	(0.22)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2003	$11.21	4.57%		$22,326	0.91%		3.39%		0.91%	29.79%
Year Ended October 31, 2004	11.32	4.57%		32,889	0.87%		3.01%		0.87%	26.96%
Year Ended October 31, 2005	11.08	1.03	%(e)	34,441	0.88	%(e)	3.02	%(e)	0.89%	13.87%
Year Ended October 31, 2006	11.18	4.45%		32,727	0.93%		3.30%		0.93%	12.69%
Year Ended October 31, 2007	11.05	2.34	%(f)	32,305	0.86	%(f)	3.50	%(f)	0.89%	17.03%
Six Months Ended April 30, 2008 (Unaudited)	10.96	1.11%		30,920	0.83%		3.53%		0.83%	—

CLASS B SHARES
Year Ended October 31, 2003	$11.20	3.80%		$18,352	1.66%		2.64%		1.66%	29.79%
Year Ended October 31, 2004	11.31	3.80%		17,457	1.62%		2.27%		1.62%	26.96%
Year Ended October 31, 2005	11.07	0.28	%(e)	16,258	1.63	%(e)	2.27	%(e)	1.64%	13.87%
Year Ended October 31, 2006	11.17	3.67%		13,735	1.68%		2.56%		1.68%	12.69%
Year Ended October 31, 2007	11.04	1.58	%(f)	8,635	1.61	%(f)	2.75	%(f)	1.64%	17.03%
Six Months Ended April 30, 2008 (Unaudited)	10.95	0.74%		6,492	1.59%		2.79%		1.59%	—

CLASS C SHARES
Year Ended October 31, 2003	$11.25	3.87%		$3,252	1.66%		2.64%		1.66%	29.79%
Year Ended October 31, 2004	11.35	3.69%		2,340	1.62%		2.26%		1.62%	26.96%
Year Ended October 31, 2005	11.11	0.28	%(e)	1,782	1.63	%(e)	2.26	%(e)	1.64%	13.87%
Year Ended October 31, 2006	11.21	3.66%		1,246	1.68%		2.55%		1.68%	12.69%
Year Ended October 31, 2007	11.08	1.57	%(f)	807	1.60	%(f)	2.75	%(f)	1.63%	17.03%
Six Months Ended April 30, 2008 (Unaudited)	10.99	0.73%		537	1.59%		2.79%		1.59%	—

CLASS I SHARES
Year Ended October 31, 2003	$11.21	4.84%		$20,290	0.67%		3.67%		0.67%	29.79%
Year Ended October 31, 2004	11.32	4.83%		19,908	0.62%		3.27%		0.62%	26.96%
Year Ended October 31, 2005	11.08	1.28	%(e)	16,981	0.63	%(e)	3.27	%(e)	0.64%	13.87%
Year Ended October 31, 2006	11.18	4.71%		13,746	0.68%		3.55%		0.68%	12.69%
Year Ended October 31, 2007	11.05	2.59	%(f)	19,282	0.60	%(f)	3.74	%(f)	0.63%	17.03%
Six Months Ended April 30, 2008 (Unaudited)	10.96	1.24%		21,991	0.58%		3.77%		0.58%	—

*	Calculated based on average shares outstanding.

(a)	Not Annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.03%, 0.04%, 0.03% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

54	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS — GROWTH FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2004(f)	$12.68	(0.02)		(0.11)	(0.13)	—	—	—
Year Ended October 31, 2005	12.55	0.03		1.59	1.62	(0.05)	—	(0.05)
Year Ended October 31, 2006	14.12	(0.02	)*	0.99	0.97	—	(0.23)	(0.23)
Year Ended October 31, 2007	14.86	—	*(i)	4.23	4.23	(0.01)	(1.13)	(1.14)
Six Months Ended April 30, 2008 (Unaudited)	17.95	(0.02	)*	(1.49)	(1.51)	—	(0.84)	(0.84)

CLASS B SHARES
Period Ended October 31, 2004(f)	$12.28	(0.07)		(0.10)	(0.17)	—	—	—
Year Ended October 31, 2005	12.11	(0.07)		1.53	1.46	—	—	—
Year Ended October 31, 2006	13.57	(0.12	)*	0.95	0.83	—	(0.23)	(0.23)
Year Ended October 31, 2007	14.17	(0.11	)*	3.99	3.88	—	(1.13)	(1.13)
Six Months Ended April 30, 2008 (Unaudited)	16.92	(0.07	)*	(1.41)	(1.48)	—	(0.84)	(0.84)

CLASS C SHARES
Year Ended October 31, 2004(f)	$12.35	(0.06)		(0.12)	(0.18)	—	—	—
Year Ended October 31, 2005	12.17	(0.07)		1.54	1.47	—	—	—
Year Ended October 31, 2006	13.64	(0.13	)*	0.99	0.83	—	(0.23)	(0.23)
Year Ended October 31, 2007	14.24	(0.11	)*	4.02	3.91	—	(1.13)	(1.13)
Six Months Ended April 30, 2008 (Unaudited)	17.02	(0.07	)*	(1.42)	(1.49)	—	(0.84)	(0.84)

CLASS I SHARES
Period Ended October 31, 2004(f)	$12.67	(0.01)		(0.11)	(0.12)	—	—	—
Year Ended October 31, 2005	12.55	0.06		1.59	1.65	(0.08)	—	(0.08)
Year Ended October 31, 2006	14.12	0.02	*	0.99	1.01	—	(0.23)	(0.23)
Year Ended October 31, 2007	14.90	0.03	*	4.24	4.27	(0.02)	(1.13)	(1.15)
Six Months Ended April 30, 2008 (Unaudited)	18.02	—	*(i)	(1.50)	(1.50)	—	(0.84)	(0.84)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2004(f)	$12.55	(1.03)%		$17,372	1.20%		(0.42)%		1.31%		53.08%
Year Ended October 31, 2005	14.12	12.91	%(g)	21,866	1.15	%(g)	0.19	%(g)	1.35	%(g)	79.54%
Year Ended October 31, 2006	14.86	6.92%		21,985	1.20%		(0.14)%		1.44%		75.06%
Year Ended October 31, 2007	17.95	30.45	%(h)	30,858	1.11	%(h)	(0.03	)%(h)	1.22%		57.04%
Six Months Ended April 30, 2008 (Unaudited)	15.60	(8.65)%		24,248	1.18%		(0.20	) %	1.18%		29.44%

CLASS B SHARES
Period Ended October 31, 2004(f)	$12.11	(1.38)%		$1,402	1.95%		(1.17)%		2.06%		53.08%
Year Ended October 31, 2005	13.57	12.06	%(g)	1,317	1.90	%(g)	(0.48	)%(g)	2.09	%(g)	79.54%
Year Ended October 31, 2006	14.17	6.16%		1,446	1.95%		(0.88)%		2.19%		75.06%
Year Ended October 31, 2007	16.92	29.43	%(h)	1,630	1.86	%(h)	(0.78	)%(h)	1.98%		57.04%
Six Months Ended April 30, 2008 (Unaudited)	14.60	(9.02)%		1,368	1.94%		(0.97)%		1.94%		29.44%

CLASS C SHARES
Year Ended October 31, 2004(f)	$12.17	(1.46)%		$309	1.95%		(1.18)%		2.06%		53.08%
Year Ended October 31, 2005	13.64	12.08	%(g)	344	1.90	%(g)	(0.51	)%(g)	2.10	%(g)	79.54%
Year Ended October 31, 2006	14.24	6.13%		270	1.95%		(0.89)%		2.18%		75.06%
Year Ended October 31, 2007	17.02	29.49	%(h)	98	1.86	%(h)	(0.79	)%(h)	1.96%		57.04%
Six Months Ended April 30, 2008 (Unaudited)	14.69	(9.02)%		80	1.93%		(0.95)%		1.93%		29.44%

CLASS I SHARES
Period Ended October 31, 2004(f)	$12.55	0.95%		$19,115	0.95%		(0.17)%		1.06%		53.08%
Year Ended October 31, 2005	14.12	13.17	%(g)	13,107	0.90	%(g)	0.56	%(g)	1.07	%(g)	79.54%
Year Ended October 31, 2006	14.90	7.21%		15,042	0.95%		0.12%		1.19%		75.06%
Year Ended October 31, 2007	18.02	30.73	%(h)	30,295	0.87	%(h)	0.20	%(h)	0.96%		57.04%
Six Months Ended April 30, 2008 (Unaudited)	15.68	(8.56)%		26,795	0.93%		0.05%		0.93%		29.44%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Growth Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)	Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 10, 2004.

(g)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.09%, 0.09%, 0.09% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(i)	Represents less than $0.005.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	55

HSBC INVESTOR FUNDS—GROWTH AND INCOME FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Total Dividends

CLASS A SHARES
Year Ended October 31, 2003	$7.21	0.06		1.18	1.24	(0.06)	(0.06)
Year Ended October 31, 2004	8.39	0.05		0.36	0.41	(0.04)	(0.04)
Year Ended October 31, 2005	8.76	0.07		1.01	1.08	(0.09)	(0.09)
Year Ended October 31, 2006	9.75	(0.02	)*	1.25	1.23	—	—
Year Ended October 31, 2007	10.98	0.01	*	3.07	3.08	(0.02)	(0.02)
Six Months Ended April 30, 2008 (Unaudited)	14.04	—	*>	(1.43)	(1.43)	—	—

CLASS B SHARES
Year Ended October 31, 2003	$7.14	(0.01)		1.18	1.17	(0.01)	(0.01)
Year Ended October 31, 2004	8.30	(0.02	)*	0.36	0.34	(0.00)>	(0.00	) >
Year Ended October 31, 2005	8.64	(0.01)		1.01	1.00	(0.03)	(0.03)
Year Ended October 31, 2006	9.61	(0.10	)*	1.23	1.13	—	—
Year Ended October 31, 2007	10.74	(0.07	)*	2.99	2.92	—	—
Six Months Ended April 30, 2008 (Unaudited)	13.66	(0.04	)*	(1.41)	(1.45)	—	—

CLASS C SHARES
Period Ended October 31, 2004	$8.40	(0.02	)*	0.38	0.36	(0.03)	(0.03)
Year Ended October 31, 2005	8.73	(0.01)		1.02	1.01	(0.04)	(0.04)
Year Ended October 31, 2006	9.70	(0.09)		1.22	1.13	—	—
Year Ended October 31, 2007	10.83	(0.08	)*	3.02	2.94	—	—
Six Months Ended April 30, 2008 (Unaudited)	13.77	(0.04	)*	(1.41)	(1.45)	—	—

CLASS I SHARES
Year Ended October 31, 2003	$7.22	0.07		1.19	1.26	(0.08)	(0.08)
Year Ended October 31, 2004	8.40	0.07		0.36	0.43	(0.06)	(0.06)
Year Ended October 31, 2005	8.77	0.10		0.99	1.10	(0.12)	(0.12)
Year Ended October 31, 2006	9.75	0.01	*	1.25	1.26	(0.01)	(0.01)
Year Ended October 31, 2007	11.00	0.05	*	3.08	3.13	(0.04)	(0.04)
Six Months Ended April 30, 2008 (Unaudited)	14.09	0.02	*	(1.45)	(1.43)	—	—

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2003	$8.39	17.26%		$1,827	1.04%		0.70%		1.04%	64.52%
Year Ended October 31, 2004	8.76	4.94%		1,500	1.02%		0.50%		1.02%	73.68%
Year Ended October 31, 2005	9.75	12.36	%(e)	1,260	1.11	%(e)	0.73	%(e)	1.16%	106.49%
Year Ended October 31, 2006	10.98	12.62%		1,394	1.26%		(0.22)%		1.47%	34.85%
Year Ended October 31, 2007	14.04	28.09	%(g)	2,048	1.08	%(g)	0.10	%(g)	1.32%	26.76%
Six Months Ended April 30, 2008 (Unaudited)	12.61	(10.19)%		2,098	1.15%		0.02%		1.20%	16.06%

CLASS B SHARES
Year Ended October 31, 2003	$8.30	16.40%		$2,235	1.79%		(0.07)%		1.79%	64.52%
Year Ended October 31, 2004	8.64	4.13%		3,820	1.77%		(0.25)%		1.77%	73.68%
Year Ended October 31, 2005	9.61	11.61	%(e)	4,194	1.87	%(e)	(0.10	%(e)	1.93%	106.49%
Year Ended October 31, 2006	10.74	11.76%		4,537	2.01%		(0.97)%		2.22%	34.85%
Year Ended October 31, 2007	13.66	27.19	%(g)	5,051	1.83	%(g)	(0.62	%(g)	2.07%	26.76%
Six Months Ended April 30, 2008 (Unaudited)	12.21	(10.61)%		3,932	1.91%		(0.69)%		1.96%	16.06%

CLASS C SHARES
Period Ended October 31, 2004	$8.73	3.57%		$41	1.77%		(0.28)%		1.77%	73.68%
Year Ended October 31, 2005	9.70	11.59	%(e)	49	1.88	%(e)	(0.13	%(e)	1.93%	106.49%
Year Ended October 31, 2006	10.83	11.65%		35	2.01%		(0.90)%		2.21%	34.85%
Year Ended October 31, 2007	13.77	27.15	%(g)	58	1.82	%(g)	(0.64	%(g)	2.07%	26.76%
Six Months Ended April 30, 2008 (Unaudited)	12.32	(10.53)%		30	1.92%		(0.62)%		1.97%	16.06%

CLASS I SHARES
Year Ended October 31, 2003	$8.40	17.63%		$203,458	0.79%		0.96%		0.79%	64.52%
Year Ended October 31, 2004	8.77	5.18%		196,219	0.77%		0.77%		0.77%	73.68%
Year Ended October 31, 2005	9.75	12.61	%(e)	46,888	0.80	%(e)	1.20	%(e)	0.86%	106.49%
Year Ended October 31, 2006	11.00	12.88%		40,925	1.01%		0.04%		1.22%	34.85%
Year Ended October 31, 2007	14.09	28.46	%(g)	45,399	0.83	%(g)	0.38	%(g)	1.07%	26.76%
Six Months Ended April 30, 2008 (Unaudited)	12.66	(10.14)%		33,676	0.91%		0.31%		0.96%	16.06%

>	Less than $0.005 per share.

*	Calculated based on average shares outstanding.

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.02%, 0.02%, 0.02% and 0.03% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(f)	Class C shares commenced operations on November 3, 2003.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.12%, 0.12%, 0.13% and 0.12% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

56	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR ADVISOR FUNDS TRUST—INTERNATIONAL EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS I SHARES
Year Ended October 31, 2003	$10.73	0.20	2.02	2.22	(0.19)	—	(0.19)
Year Ended October 31, 2004	12.76	0.18	2.32	2.50	(0.39)	—	(0.39)
Year Ended October 31, 2005	14.87	0.31	2.59	2.90	(0.23)	—	(0.23)
Year Ended October 31, 2006	17.54	0.38	5.14	5.52	(0.36)	(0.60)	(0.96)
Year Ended October 31, 2007	22.10	0.50	4.69	5.19	(0.55)	(1.84)	(2.39)
Six Months Ended April 30, 2008 (Unaudited)	24.90	0.22	(2.93)	(2.71)	(0.39)	(1.90)	(2.29)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS I SHARES
Year Ended October 31, 2003	$12.76	21.03%		$123,658	1.07%		1.16%		1.07%	68.51%
Year Ended October 31, 2004	14.87	20.06%		148,317	1.05%		1.39%		1.05%	106.11%
Year Ended October 31, 2005	17.54	19.69%		193,144	0.92%		2.01%		0.92%	31.32%
Year Ended October 31, 2006	22.10	32.70%		283,749	0.97%		2.02%		0.97%	33.39%
Year Ended October 31, 2007	24.90	25.41	%(e)(f)	385,717	0.87	%(e)	2.15	%(e)	0.89%	26.08%
Six Months Ended April 30, 2008 (Unaudited)	19.90	(10.82	) %	318,411	0.87%		2.06%		0.87%	13.91%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b)	Total return calculations do not include any sales or redemption charges.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(e)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02% for the Class I Shares.

(f)	During the year ended October 31, 2007, the Fund received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.18%.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	57

HSBC INVESTOR FUNDS—MID-CAP FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2003	$6.30	(0.03	)*	1.68	1.65	—	—
Year Ended October 31, 2004	7.95	(0.04	)*	0.53	0.49	—	—
Year Ended October 31, 2005	8.44	(0.06	)*	1.49	1.43	—	—
Year Ended October 31, 2006	9.87	(0.00	)>	1.19	1.19	(2.18)	(2.18)
Year Ended October 31, 2007	8.88	(0.04	)*	2.59	2.55	(0.62)	(0.62)
Six Months Ended April 30, 2008 (Unaudited)	10.81	(0.02	)*	(1.05)	(1.07)	(1.23)	(1.23)

CLASS B SHARES
Year Ended October 31, 2003	$6.19	(0.08)		1.64	1.56	—	—
Year Ended October 31, 2004	7.75	(0.10	)*	0.51	0.41	—	—
Year Ended October 31, 2005	8.16	(0.13	)*	1.45	1.32	—	—
Year Ended October 31, 2006	9.48	(0.06	)*	1.13	1.07	(2.18)	(2.18)
Year Ended October 31, 2007	8.37	(0.10	)*	2.42	2.32	(0.62)	(0.62)
Six Months Ended April 30, 2008 (Unaudited)	10.07	(0.05	)*	(0.97)	(1.02)	(1.23)	(1.23)

CLASS C SHARES
Year Ended October 31, 2003	$6.20	(0.08)		1.68	1.60	—	—
Year Ended October 31, 2004	7.80	(0.10	)*	0.52	0.42	—	—
Year Ended October 31, 2005	8.22	(0.13	)*	1.45	1.32	—	—
Year Ended October 31, 2006	9.54	(0.06	)*	1.15	1.09	(2.18)	(2.18)
Year Ended October 31, 2007	8.45	(0.10	)*	2.43	2.33	(0.62)	(0.62)
Six Months Ended April 30, 2008 (Unaudited)	10.16	(0.05	)*	(0.98)	(1.03)	(1.23)	(1.23)

CLASS I SHARES
Year Ended October 31, 2003	$6.33	(0.01)		1.69	1.68	—	—
Year Ended October 31, 2004	8.01	(0.02	)*	0.53	0.51	—	—
Year Ended October 31, 2005	8.52	(0.02	)*	1.48	1.46	—	—
Year Ended October 31, 2006	9.98	0.03	*	1.20	1.23	(2.18)	(2.18)
Year Ended October 31, 2007	9.03	(0.02	)*	2.64	2.62	(0.62)	(0.62)
Six Months Ended April 30, 2008 (Unaudited)	11.03	(0.01	)*	(1.07)	(1.08)	(1.23)	(1.23)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(d)

CLASS A SHARES
Year Ended October 31, 2003	$7.95	26.19%		$1,539	1.10%		(0.43)%		1.10%	100.86%
Year Ended October 31, 2004	8.44	6.16%		1,878	1.09%		(0.54)%		1.09%	106.72%
Year Ended October 31, 2005	9.87	16.94	%(e)	2,151	1.38	%(e)	(0.65	)%(e)	1.53%	169.62%
Year Ended October 31, 2006	8.88	13.66%		3,185	1.48%		(0.01)%		1.85%	53.16%
Year Ended October 31, 2007	10.81	30.51	%(f)	5,897	1.19	%(f)	(0.45	)%(f)	1.70%	66.16%
Six Months Ended April 30, 2008 (Unaudited)	8.51	(10.62)%		5,122	1.35%		(0.54)%		1.70%	27.41%

CLASS B SHARES
Year Ended October 31, 2003	$7.75	25.20%		$6,009	1.85%		(1.16)%		1.85%	100.86%
Year Ended October 31, 2004	8.16	5.29%		7,037	1.84%		(1.29)%		1.84%	106.72%
Year Ended October 31, 2005	9.48	16.18	%(e)	7,415	2.11	%(e)	(1.38	)%(e)	2.27%	169.62%
Year Ended October 31, 2006	8.37	12.78%		7,425	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	10.07	29.56	%(f)	6,285	1.92	%(f)	(1.15	)%(f)	2.48%	66.16%
Six Months Ended April 30, 2008 (Unaudited)	7.82	(10.94)%		4,459	2.10%		(1.30)%		2.45%	27.41%

CLASS C SHARES
Year Ended October 31, 2003	$7.80	25.81%		$54	1.85%		(1.23)%		1.85%	100.86%
Year Ended October 31, 2004	8.22	5.38%		94	1.84%		(1.29)%		1.84%	106.72%
Year Ended October 31, 2005	9.54	16.06	%(e)	111	2.13	%(e)	(1.40	)%(e)	2.28%	169.62%
Year Ended October 31, 2006	8.45	12.93%		95	2.25%		(0.72)%		2.60%	53.16%
Year Ended October 31, 2007	10.16	29.40	%(f)	79	1.93	%(f)	(1.16	)%(f)	2.46%	66.16%
Six Months Ended April 30, 2008 (Unaudited)	7.90	(10.93)%		69	2.10%		(1.29)%		2.46%	27.41%

CLASS I SHARES
Year Ended October 31, 2003	$8.01	26.54%		$160,621	0.85%		(0.17)%		0.85%	100.86%
Year Ended October 31, 2004	8.52	6.37%		117,354	0.84%		(0.28)%		0.84%	106.72%
Year Ended October 31, 2005	9.98	17.14	%(e)	19,618	0.89	%(e)	(0.19	)%(e)	1.02%	169.62%
Year Ended October 31, 2006	9.03	13.97%		17,029	1.26%		0.29%		1.60%	53.16%
Year Ended October 31, 2007	11.03	30.80	%(f)	20,671	0.93	%(f)	(0.19	)%(f)	1.47%	66.16%
Six Months Ended April 30, 2008 (Unaudited)	8.72	(10.48)%		17,094	1.10%		(0.29)%		1.45%	27.41%

*	Calculated based on average shares outstanding.

>	Less than $0.005 per share.

(a)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole, without the distinguishing between the classes of shares issued.

(e)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio and net income ratio were 0.10%, 0.10%, 0.10% and 0.09% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively. The corresponding impact to the total return was 0.57%, 0.57%, 0.57% and 0.56% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

58	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OPPORTUNITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Year Ended October 31, 2003	$7.83	(0.10)		2.63	2.53	—	—
Year Ended October 31, 2004	10.36	(0.13)		0.68	0.55	—	—
Year Ended October 31, 2005	10.91	(0.14)		1.62	1.48	—	—
Year Ended October 31, 2006	12.39	(0.14	)*	2.43	2.29	(0.39)	(0.39)
Year Ended October 31, 2007	14.29	(0.16	)*	4.01	3.85	(1.73)	(1.73)
Six Months Ended April 30, 2008 (Unaudited)	16.41	(0.06	)*	(0.47)	(0.53)	(5.16)	(5.16)

CLASS B SHARES
Year Ended October 31, 2003	$7.51	(0.18	)*	2.52	2.34	—	—
Year Ended October 31, 2004	9.85	(0.20)		0.64	0.44	—	—
Year Ended October 31, 2005	10.29	(0.22)		1.53	1.31	—	—
Year Ended October 31, 2006	11.60	(0.23	)*	2.27	2.04	(0.39)	(0.39)
Year Ended October 31, 2007	13.25	(0.25	)*	3.67	3.42	(1.73)	(1.73)
Six Months Ended April 30, 2008 (Unaudited)	14.94	(0.09	)*	(0.43)	(0.52)	(5.16)	(5.16)

CLASS C SHARES
Year Ended October 31, 2003	$7.57	(0.18)		2.55	2.37	—	—
Year Ended October 31, 2004	9.94	(0.22)		0.67	0.45	—	—
Year Ended October 31, 2005	10.39	(0.21)		1.53	1.32	—	—
Year Ended October 31, 2006	11.71	(0.23	)*	2.29	2.06	(0.39)	(0.39)
Year Ended October 31, 2007	13.38	(0.26	)*	3.72	3.46	(1.73)	(1.73)
Six Months Ended April 30, 2008 (Unaudited)	15.11	(0.09	)*	(0.44)	(0.53)	(5.16)	(5.16)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(e)

CLASS A SHARES
Year Ended October 31, 2003	$10.36	32.31%		$16,695	1.65%		(1.36)%		2.09%		152.05%
Year Ended October 31, 2004	10.91	5.31%		20,902	1.61%		(1.24)%		1.72%		81.75%
Year Ended October 31, 2005	12.39	13.57	%(f)	22,875	1.51	%(f)	(1.11	)%(f)	1.69	%(f)	63.95%
Year Ended October 31, 2006	14.29	18.81%		24,463	1.55%		(1.04)%		1.70%		60.83%
Year Ended October 31, 2007	16.41	30.28	%(g)	15,057	1.52	%(g)	(1.13	)%(g)	1.77%		69.41%
Six Months Ended April 30, 2008 (Unaudited)	10.72	(3.00)%		12,863	1.55%		(1.14)%		1.86%		39.97%

CLASS B SHARES
Year Ended October 31, 2003	$9.85	31.16%		$3,952	2.40%		(2.11)%		2.83%		152.05%
Year Ended October 31, 2004	10.29	4.47%		4,611	2.36%		(2.00)%		2.47%		81.75%
Year Ended October 31, 2005	11.60	12.73	%(f)	4,539	2.26	%(f)	(1.86	)%(f)	2.44	%(f)	63.95%
Year Ended October 31, 2006	13.25	17.91%		4,768	2.30%		(1.79)%		2.45%		60.83%
Year Ended October 31, 2007	14.94	29.30	%(g)	4,928	2.26	%(g)	(1.91	)%(g)	2.52%		69.41%
Six Months Ended April 30, 2008 (Unaudited)	9.26	(3.30)%		3,799	2.30%		(1.88)%		2.62%		39.97%

CLASS C SHARES
Year Ended October 31, 2003	$9.94	31.31%		$395	2.40%		(2.11)%		2.84%		152.05%
Year Ended October 31, 2004	10.39	4.53%		344	2.37%		(2.00)%		2.48%		81.75%
Year Ended October 31, 2005	11.71	12.70	%(f)	306	2.26	%(f)	(1.86	)%(f)	2.44	%(f)	63.95%
Year Ended October 31, 2006	13.38	17.92%		299	2.30%		(1.78)%		2.45%		60.83%
Year Ended October 31, 2007	15.11	29.32	%(g)	334	2.27	%(g)	(1.91	)%(g)	2.50%		69.41%
Six Months Ended April 30, 2008 (Unaudited)	9.42	(3.33)%		315	2.30%		(1.88)%		2.62%		39.97%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.04%, 0.04% and 0.04% for Class A Shares, Class B Shares and Class C Shares, respectively.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.03%, 0.04% and 0.03% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	59

HSBC INVESTOR ADVISOR FUNDS TRUST—OPPORTUNITY FUND (ADVISOR)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities			Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period

CLASS I SHARES
Year Ended October 31, 2003	$9.27	(0.06)	3.15	3.09	—	—	$12.36
Year Ended October 31, 2004	12.36	(0.08)	0.79	0.71	—	—	13.07
Year Ended October 31, 2005	13.07	(0.10)	1.97	1.87	—	—	14.94
Year Ended October 31, 2006	14.94	(0.09)	2.93	2.84	(0.50)	(0.50)	17.28
Year Ended October 31, 2007	17.28	(0.11)	4.48	4.37	(2.71)	(2.71)	18.94
Six Months Ended April 30, 2008 (Unaudited)	18.94	(0.04)	(0.51)	(0.55)	(4.97)	(4.97)	13.42

			Ratios/Supplementary Data

	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(e)

CLASS I SHARES
Year Ended October 31, 2003	33.33%		$326,072	1.01%		(0.72)%		1.01%		152.05%
Year Ended October 31, 2004	5.74%		279,669	0.98%		(0.62)%		0.98%		81.75%
Year Ended October 31, 2005	14.31	%(f)	177,519	0.94	%(f)	(0.54	)%(f)	0.94	%(f)	63.95%
Year Ended October 31, 2006	19.40%		192,124	1.03%		(0.51)%		1.03%		60.83%
Year Ended October 31, 2007	29.42	%(g)	176,593	0.96	%(g)	(0.60	%(g)	1.03%		69.41%
Six Months Ended April 30, 2008 (Unaudited)	(2.69)%		152,232	0.97%		(0.56)%		0.97%		39.97%

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Opportunity Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return was 0.04% for the Class I Shares.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.07% for the Class I Shares.

60	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FUNDS—OVERSEAS EQUITY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment and Foreign Currency Transactions	Total from Investment Activities

CLASS A SHARES
Year Ended October 31, 2003	$9.87	0.01		1.95	1.96
Year Ended October 31, 2004	11.73	0.08		2.19	2.27
Year Ended October 31, 2005	13.93	0.18		2.33	2.51
Year Ended October 31, 2006	15.59	0.22		4.45	4.67
Year Ended October 31, 2007	18.85	0.22	*	3.92	4.14
Six Months Ended April 30, 2008 (Unaudited)	20.48	0.09	*	(2.40)	(2.31)

CLASS B SHARES
Year Ended October 31, 2003	$9.56	(0.06)		1.89	1.83
Year Ended October 31, 2004	11.34	0.01	*	2.08	2.09
Year Ended October 31, 2005	13.43	0.07		2.24	2.31
Year Ended October 31, 2006	14.95	0.09		4.26	4.35
Year Ended October 31, 2007	18.00	0.10	*	3.70	3.80
Six Months Ended April 30, 2008 (Unaudited)	19.42	0.03	*	(2.27)	(2.24)

CLASS C SHARES
Year Ended October 31, 2003	$9.68	(0.06)		1.93	1.87
Year Ended October 31, 2004	11.54	(0.01)		2.14	2.13
Year Ended October 31, 2005	13.67	0.06		2.29	2.35
Year Ended October 31, 2006	15.23	0.11		4.33	4.44
Year Ended October 31, 2007	18.37	0.11	*	3.80	3.91
Six Months Ended April 30, 2008 (Unaudited)	19.94	0.04	*	(2.35)	(2.31)

	Dividends

	Net Investment Income	Net Realized Gains from Investment and Foreign Currency Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)

CLASS A SHARES
Year Ended October 31, 2003	(0.10)	—	(0.10)	$11.73	20.09%
Year Ended October 31, 2004	(0.07)	—	(0.07)	13.93	19.40%
Year Ended October 31, 2005	(0.06)	(0.79)	(0.85)	15.59	18.64%
Year Ended October 31, 2006	(0.25)	(1.16)	(1.41)	18.85	31.85%
Year Ended October 31, 2007	(0.40)	(2.11)	(2.51)	20.48	24.19	%(f)
Six Months Ended April 30, 2008 (Unaudited)	(0.15)	(3.31)	(3.46)	14.71	(11.23)%

CLASS B SHARES
Year Ended October 31, 2003	(0.05)	—	(0.05)	$11.34	19.26%
Year Ended October 31, 2004	—	—	—	13.43	18.43%
Year Ended October 31, 2005	—	(0.79)	(0.79)	14.95	17.72%
Year Ended October 31, 2006	(0.14)	(1.16)	(1.30)	18.00	30.87%
Year Ended October 31, 2007	(0.27)	(2.11)	(2.38)	19.42	23.26	%(f)
Six Months Ended April 30, 2008 (Unaudited)	(0.03)	(3.31)	(3.34)	13.84	(11.57)%

CLASS C SHARES
Year Ended October 31, 2003	(0.01)	—	(0.01)	$11.54	19.28%
Year Ended October 31, 2004	—	—	—	13.67	18.46%
Year Ended October 31, 2005	—	(0.79)	(0.79)	15.23	17.70%
Year Ended October 31, 2006	(0.14)	(1.16)	(1.30)	18.37	30.92%
Year Ended October 31, 2007	(0.23)	(2.11)	(2.34)	19.94	23.39	%(f)
Six Months Ended April 30, 2008 (Unaudited)	(0.02)	(3.31)	(3.33)	14.30	(11.61)%

	Ratios/Supplementary Data

	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Year Ended October 31, 2003	$10,096	1.85%		0.07%		2.34%	68.51%
Year Ended October 31, 2004	17,721	1.78%		0.79%		1.88%	106.11%
Year Ended October 31, 2005	20,680	1.66%		1.21%		1.66%	31.32%
Year Ended October 31, 2006	22,761	1.67%		1.24%		1.67%	33.39%
Year Ended October 31, 2007	16,078	1.62	%(f)	1.15	%(f)	1.64%	26.08%
Six Months Ended April 30, 2008 (Unaudited)	11,320	1.70%		1.13%		1.73%	13.91%

CLASS B SHARES
Year Ended October 31, 2003	$1,076	2.60%		(0.62)%		3.16%	68.51%
Year Ended October 31, 2004	2,061	2.53%		0.05%		2.63%	106.11%
Year Ended October 31, 2005	2,403	2.41%		0.47%		2.41%	31.32%
Year Ended October 31, 2006	3,234	2.42%		0.58%		2.42%	33.39%
Year Ended October 31, 2007	3,698	2.37	%(f)	0.59	%(f)	2.40%	26.08%
Six Months Ended April 30, 2008 (Unaudited)	2,859	2.45%		0.41%		2.48%	13.91%

CLASS C SHARES
Year Ended October 31, 2003	$121	2.60%		(0.64)%		3.17%	68.51%
Year Ended October 31, 2004	137	2.54%		(0.10)%		2.66%	106.11%
Year Ended October 31, 2005	164	2.41%		0.48%		2.41%	31.32%
Year Ended October 31, 2006	163	2.41%		0.58%		2.41%	33.39%
Year Ended October 31, 2007	147	2.30	%(f)	0.59	%(f)	2.32%	26.08%
Six Months Ended April 30, 2008 (Unaudited)	129	2.45%		0.49%		2.49%	13.91%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expense assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor International Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(f)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.02%, 0.03% and 0.02% for Class A Shares, Class B Shares and Class C Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	61

HSBC INVESTOR FUNDS—VALUE FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities

CLASS A SHARES
Period Ended October 31, 2004(f)	$12.68	0.05		0.69	0.74
Year Ended October 31, 2005	13.38	0.10		1.86	1.96
Year Ended October 31, 2006	15.13	0.12	*	2.95	3.07
Year Ended October 31, 2007	16.72	0.14	*	1.38	1.52
Six Months Ended April 30, 2008 (Unaudited)	16.54	0.06	*	(1.76)	(1.70)

CLASS B SHARES
Period Ended October 31, 2004(f)	$12.28	—		0.68	0.68
Year Ended October 31, 2005	12.95	(0.02)		1.80	1.78
Year Ended October 31, 2006	14.60	—	*	2.84	2.84
Year Ended October 31, 2007	16.08	0.02	*	1.32	1.34
Six Months Ended April 30, 2008 (Unaudited)	15.83	0.01	*	(1.69)	(1.68)

CLASS C SHARES
Period Ended October 31, 2004(f)	$12.35	0.01		0.67	0.68
Year Ended October 31, 2005	13.01	(0.02)		1.82	1.80
Year Ended October 31, 2006	14.67	—	*	2.85	2.85
Year Ended October 31, 2007	16.18	0.02	*	1.32	1.34
Six Months Ended April 30, 2008 (Unaudited)	15.94	0.02	*	(1.70)	(1.68)

CLASS I SHARES
Period Ended October 31, 2004(f)	$12.67	0.07		0.70	0.77
Year Ended October 31, 2005	13.38	0.13		1.86	1.99
Year Ended October 31, 2006	15.13	0.15	*	2.94	3.09
Year Ended October 31, 2007	16.70	0.18	*	1.38	1.56
Six Months Ended April 30, 2008 (Unaudited)	16.52	0.08	*	(1.76)	(1.68)

	Dividends

	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends	Net Asset Value, End of Period	Total Return(b)

CLASS A SHARES
Period Ended October 31, 2004(f)	(0.04)	—	(0.04)	$13.38	7.79%
Year Ended October 31, 2005	(0.08)	(0.13)	(0.21)	15.13	14.69	%(g)
Year Ended October 31, 2006	(0.19)	(1.29)	(1.48)	16.72	21.70%
Year Ended October 31, 2007	(0.13)	(1.57)	(1.70)	16.54	9.77	%(h)
Six Months Ended April 30, 2008 (Unaudited)	(0.07)	(1.30)	(1.37)	13.47	(10.71)%

CLASS B SHARES
Period Ended October 31, 2004(f)	(0.01)	—	(0.01)	$12.95	9.06%
Year Ended October 31, 2005	—	(0.13)	(0.13)	14.60	13.78	%(g)
Year Ended October 31, 2006	(0.07)	(1.29)	(1.36)	16.08	20.78%
Year Ended October 31, 2007	(0.02)	(1.57)	(1.59)	15.83	8.92	%(h)
Six Months Ended April 30, 2008 (Unaudited)	(0.01)	(1.30)	(1.31)	12.84	(11.04)%

CLASS C SHARES
Period Ended October 31, 2004(f)	(0.02)	—	(0.02)	$13.01	8.47%
Year Ended October 31, 2005	(0.01)	(0.13)	(0.14)	14.67	13.86	%(g)
Year Ended October 31, 2006	(0.05)	(1.29)	(1.34)	16.18	20.72%
Year Ended October 31, 2007	(0.01)	(1.57)	(1.58)	15.94	8.95	%(h)
Six Months Ended April 30, 2008 (Unaudited)	(0.01)	(1.30)	(1.31)	12.95	(11.06)%

CLASS I SHARES
Period Ended October 31, 2004(f)	(0.06)	—	(0.06)	$13.38	6.05%
Year Ended October 31, 2005	(0.11)	(0.13)	(0.24)	15.13	14.96	%(g)
Year Ended October 31, 2006	(0.23)	(1.29)	(1.52)	16.70	21.90%
Year Ended October 31, 2007	(0.17)	(1.57)	(1.74)	16.52	10.04	%(h)
Six Months Ended April 30, 2008 (Unaudited)	(0.09)	(1.30)	(1.39)	13.45	(10.60)%

	Ratios/Supplementary Data

	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)		Ratio of Net Investment Income (Loss) to Average Net Assets(c)		Ratio of Expenses to Average Net Assets(c)(d)		Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2004(f)	$20,933	1.20%		0.81%		1.25%		10.33%
Year Ended October 31, 2005	23,315	1.15	%(g)	0.64	%(g)	1.30	%(g)	16.45%
Year Ended October 31, 2006	24,688	1.20%		0.74%		1.43%		20.63%
Year Ended October 31, 2007	27,225	1.11	%(h)	0.84	%(h)	1.25%		18.67%
Six Months Ended April 30, 2008 (Unaudited)	21,117	1.19%		0.92%		1.19%		14.42%

CLASS B SHARES
Period Ended October 31, 2004(f)	$1,938	1.95%		0.05%		2.00%		10.33%
Year Ended October 31, 2005	1,767	1.90	%(g)	(0.10	)%(g)	2.04	%(g)	16.45%
Year Ended October 31, 2006	1,939	1.95%		(0.01)%		2.18%		20.63%
Year Ended October 31, 2007	1,772	1.87	%(h)	0.10	%(h)	2.00%		18.67%
Six Months Ended April 30, 2008 (Unaudited)	1,406	1.94%		0.16%		1.94%		14.42%

CLASS C SHARES
Period Ended October 31, 2004(f)	$399	1.95%		0.04%		2.00%		10.33%
Year Ended October 31, 2005	388	1.90	%(g)	(0.12	)%(g)	2.05	%(g)	16.45%
Year Ended October 31, 2006	157	1.95%		0.01%		2.17%		20.63%
Year Ended October 31, 2007	126	1.87	%(h)	0.11	%(h)	1.99%		18.67%
Six Months Ended April 30, 2008 (Unaudited)	100	1.94%		0.17%		1.94%		14.42%

CLASS I SHARES
Period Ended October 31, 2004(f)	$25,600	0.95%		1.05%		1.00%		10.33%
Year Ended October 31, 2005	15,044	0.90	%(g)	0.91	%(g)	1.02	%(g)	16.45%
Year Ended October 31, 2006	18,036	0.95%		0.99%		1.18%		20.63%
Year Ended October 31, 2007	28,692	0.87	%(h)	1.07	%(h)	0.99%		18.67%
Six Months Ended April 30, 2008 (Unaudited)	25,306	0.94%		1.16%		0.94%		14.42%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Investor Value Portfolio.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all its investable assets.

(f)	Class A Shares, Class B Shares, Class C Shares and Class I Shares commenced operations on May 10, 2004.

(g)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the respective Portfolio in which the Fund invests related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio, gross expense ratio and total return were 0.05%, 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

(h)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total returns were 0.09%, 0.08%, 0.08% and 0.08% for Class A Shares, Class B Shares, Class C Shares and Class I Shares, respectively.

62	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2008 (Unaudited)

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the “Advisor Trust”), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the “Act”), as open-end management investment companies. As of April 30, 2008, the Trust is comprised of 20 separate operational funds and the Advisor Trust is comprised of 3 separate operational funds. The accompanying financial statements are presented for the following 13 funds (individually a “Fund”, collectively the “Funds”) of the Trust and Advisor Trust (collectively the “Trusts”):

Fund	Short Name	Trust

HSBC Investor Core Plus Fixed Income Fund	Core Plus Fixed Income	Advisor Trust
(Advisor)	Fund (Advisor)
HSBC Investor Core Plus Fixed Income Fund	Core Plus Fixed Income Fund	Trust
HSBC Investor High Yield Fixed Income Fund	High Yield Fixed	Trust
Income Fund
HSBC Investor Intermediate Duration Fixed	Intermediate Duration
Income Fund	Fixed Income Fund	Trust
HSBC Investor New York Tax-Free Bond Fund	New York Tax-Free	Trust
Bond Fund
HSBC Investor Growth Fund	Growth Fund	Trust
HSBC Investor Growth and Income Fund	Growth and Income Fund	Trust
HSBC Investor International Equity Fund	International Equity Fund	Advisor Trust
HSBC Investor Mid-Cap Fund	Mid-Cap Fund	Trust
HSBC Investor Opportunity Fund	Opportunity Fund	Trust
HSBC Investor Opportunity Fund (Advisor)	Opportunity Fund (Advisor)	Advisor Trust
HSBC Investor Overseas Equity Fund	Overseas Fund	Trust
HSBC Investor Value Fund	Value Fund	Trust

          All the funds in the Trusts’, except the New York Tax-Free Bond Fund are diversified funds. The New York Tax-Free Bond Fund is a non-diversified fund which means they may concentrate their investments in the securities of a limited number of issuers. Each Fund is a part of the HSBC Family of Funds.

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, Growth Fund, International Equity Fund, Opportunity Fund, Opportunity Fund (Advisor), Overseas Equity Fund, and the Value Fund (individually a “Feeder Fund”, collectively the “Feeder Funds”) utilize the master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in their respective Portfolios (as defined below).

Fund	Respective Portfolio	Proportionate Interest on April 30, 2008

Core Plus Fixed Income Fund	HSBC Investor Core Plus Fixed Income Portfolio	65.1%
Fund (Advisor)
Core Plus Fixed Income Fund	HSBC Investor Core Plus Fixed Income Portfolio	14.4%
High Yield Fixed Income Fund	HSBC Investor High Yield Fixed Income Portfolio	64.3%
Intermediate Duration	HSBC Investor Intermediate Duration	93.5%
Fixed Income Fund	Fixed Income Portfolio
Growth Fund	HSBC Investor Growth Portfolio	64.0%
International Equity Fund	HSBC Investor International Equity Portfolio	83.4%
Opportunity Fund	HSBC Investor Opportunity Portfolio	77.7%
Opportunity Fund (Advisor)	HSBC Investor Opportunity Portfolio	8.7%
Overseas Equity Fund	HSBC Investor International Equity Portfolio	3.7%
Value Fund	HSBC Investor Value Portfolio	66.5%

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

          Financial statements for all other funds of the HSBC Investor Family of Funds are published separately. The HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio”, collectively the “Portfolios”) are diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, New York Tax-Free Bond Fund, Growth Fund, Growth and Income Fund, Mid-Cap Fund, and the Value Fund each offer four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class I Shares. The Core Plus Fixed Income Fund (Advisor), International Equity Fund, and the Opportunity Fund (Advisor) each offer one class of shares: Class I Shares. The Core Plus Fixed Income Fund, Opportunity Fund, and the Overseas Equity Fund each offer three classes of shares: Class A Shares, Class B Shares, and Class C Shares. Class A Shares of the Growth Fund, Growth and Income Fund, Mid-Cap Fund, Opportunity Fund, Overseas Fund, and Value Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price while Class A Shares of the Core Plus Fixed Income Fund, High Yield Fixed Income Fund, Intermediate Duration Fixed Income Fund, and New York Tax-Free Bond Fund have a maximum sales charge of 4.75% as a percentage of the original purchase price. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class I Shares of the Funds. Each class of shares in the Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

          Under the Trusts’ organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown, as this would involve any future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

A. New York Tax-Free Bond Fund, Growth and Income Fund, and Mid-Cap Fund

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as the institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Funds’ Board of Trustees. In addition, specific securities may need to be valued by or at the direction of the Funds’ Board of Trustees due to potentially significant events. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters and litigation. Examples of potentially significant events that could affect multiple securities held by a Fund include governmental actions, natural disasters and armed conflicts.

B. Feeder Funds

          The Feeder Funds record their investments in their respective Portfolios at fair value. Securities of the Portfolios are recorded at fair value as more fully discussed in the notes to those financial statements.

Investment Transactions and Related Income:

A. New York Tax-Free Bond Fund, Growth and Income Fund, and Mid-Cap Fund

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

B. Feeder Funds

          The Feeder Funds record daily their pro-rata share of income, expenses, changes in unrealized appreciation and depreciation and realized gains and losses derived from their respective portfolios. In addition, the Feeder Funds accrue their own expenses daily as incurred.

Futures Contracts:

          The New York Tax-Free Bond Fund, Growth and Income Fund, and Mid-Cap Fund may invest in futures contracts for the purpose of hedging existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

          Should market conditions move unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. As of April 30, 2008, the Funds did not hold any investments in futures contracts.

Options:

          The Growth and Income Fund and the Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is “covered” if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the period ended April 30, 2008, the Funds did not write any covered call options.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

expense. In addition, income, expenses (other than class specific expenses), and realized and unrealized gains and losses in investments are allocated to each class of shares based on its relative net assets on a daily basis.

Dividends to Shareholders:

          The Core Plus Fixed Income Fund (Advisor), Core Plus Fixed Income Fund, High Yield Fixed Income, Intermediate Duration Fixed Income Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed semi-annually in the case of the Growth Fund, Growth and Income Fund, Opportunity Fund, Opportunity (Advisor) and the Value Fund, and annually in the case of the International Equity Fund, Mid-Cap Fund, and Overseas Fund.

          The Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Redemption Fee:

          A redemption fee of 2.00% is charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the fiscal year and period ended October 31, 2007 and April 30, 2008, the following Funds collected redemption fees as follows:

Fund	Fees Collected October 31, 2007	Fees Collected April 30, 2008

Core Plus Fixed Income Fund (Advisor)	$12	$1,055
Core Plus Fixed Income Fund	356	1
High Yield Fixed Income Fund	66	69
Intermediate Duration Fixed Income Fund	46	1
New York Tax-Free Bond Fund	2,570	2
Growth Fund	1,191	875
Growth and Income Fund	14	45
International Equity Fund	9,912	2,530
Mid-Cap Fund	110	14
Opportunity Fund (Advisor)	—	943
Opportunity Fund	158	100
Overseas Equity Fund	396	87
Value Fund	550	764

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          In addition, effective April 30, 2008, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

New Accounting Pronouncements:

          In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

          In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161requires enhanced disclosures about the Funds derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact, the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

3.	Related Party Transactions

Investment Management:

          HSBC Investments (USA) Inc. (which became HSBC Global Asset Management (USA) Inc. effective June 2, 2008) (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the New York Tax-Free Bond Fund, Growth and Income Fund, and the Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises, and administers the Funds’ investments. Sub-Investment Adviser services are provided by Transamerica Investment Management, LLC (“Transamerica”) and Munder Capital Management (“Munder”) for the Growth and Income Fund and Mid-Cap Fund, respectively.

          For its services as Investment Adviser, HSBC is entitled to receive a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the New York Tax-Free Bond Fund.

          For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Transamerica receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.60% of the Growth and Income Fund’s average daily net assets.

          For its services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Munder receive, in the aggregate, a fee, accrued daily and paid monthly at an annual rate of 0.75% of the Mid-Cap Fund’s average daily net assets.

Feeder Funds are not directly charged any investment management fees.

Administration:

HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

of net assets for each class. For assets invested in the underlying Portfolios by the Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half, for a combination of the total fee rate above.

The administration fees accrued for each class by fund, of which 50% of such fees are deemed to be class specific, are as follows:

	Core Plus Fixed Income Fund (Advisor)	Core Plus Fixed Income Fund	High Yield Fixed Income Fund	Intermediate Duration Fixed Income Fund	New York Tax-Free Bond Fund	Growth Fund	Growth and Income Fund

Class A	$—	$1,486	$422	$129	$7,175	$2,996	$416
Class B	—	386	251	293	1,747	164	974
Class C	—	10	31	33	141	10	9
Class I	8,422	—	292	1,116	4,560	3,155	7,858

Total	$8,422	$1,882	$996	$1,571	$13,623	$6,325	$9,257

	International Equity Fund	Mid-Cap Fund	Opportunity Fund	Opportunity Fund (Advisor)	Overseas Equity Fund	Value Fund

Class A	$—	$1,122	$1,438	$—	$1,413	$2,615
Class B	—	1,174	482	—	345	175
Class C	—	16	34	—	14	13
Class I	36,692	3,883	—	17,105	—	2,941

Total	$36,692	$6,195	$1,954	$17,105	$1,772	$5,744

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s sub-administrator, subject to the general supervision of the Funds’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Funds and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $125,400 for the period ended April 30, 2008, plus reimbursement of certain expenses. Expenses incurred by each fund are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Distribution Plan:

          Prior to August 1, 2007, BISYS Fund Services Limited Partnership (“BISYS”), a wholly-owned subsidiary of BISYS Fund Services, Inc., served the Trust as Distributor. Since August 1, 2007, Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the Funds, respectively. Foreside, as Distributor, also received $405,635, $247,179 and $12,433 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $396,664, $246,553 and $12,419 were reallowed to HSBC affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trusts have adopted a Shareholder Services Plan which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee up to 0.25%, 0.25%, and 0.25% that is computed daily and paid monthly

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

equal to a percentage of average daily net assets of Class A Shares, Class B Shares, and Class C Shares of the Funds, respectively. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Administrative Services Plans currently are not intended to exceed 0.25% of the average daily net assets of Class A Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting, Transfer Agency, Custodian and Trustee:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent for the Funds, Citi Ohio receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, Citi Ohio receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses.

          Effective April 1, 2008 each of the six non-interested Trustees are compensated with a $60,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

          Prior to April 1, 2008 each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

Fee Reductions:

          The Investment Adviser has agreed to contractually waive 0.05% of its management fee, computed daily and paid monthly, and based on the average daily net assets of the Growth and Income Fund and the Mid-Cap Fund.

          The Investment Adviser has also agreed to contractually limit, through March 1, 2009, the total expenses, exclusive of interest, taxes, brokerage commissions and extraordinary expenses, of certain Funds. Each affected Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Current Contractual Expense Limitation

Core Plus Fixed Income Fund (Advisor)	I	0.45%
Core Plus Fixed Income Fund	A	0.70%
Core Plus Fixed Income Fund	B	1.45%
Core Plus Fixed Income Fund	C	1.45%
High Yield Fixed Income Fund	A	0.80%
High Yield Fixed Income Fund	B	1.55%
High Yield Fixed Income Fund	C	1.55%
High Yield Fixed Income Fund	I	0.55%
Intermediate Duration Fixed Income Fund	A	0.65%
Intermediate Duration Fixed Income Fund	B	1.40%
Intermediate Duration Fixed Income Fund	C	1.40%
Intermediate Duration Fixed Income Fund	I	0.40%
Growth Fund	A	1.20%
Growth Fund	B	1.95%
Growth Fund	C	1.95%
Growth Fund	I	0.95%
Growth and Income Fund	A	1.20%
Growth and Income Fund	B	1.95%
Growth and Income Fund	C	1.95%
Growth and Income Fund	I	0.95%
Mid-Cap Fund	A	1.35%
Mid-Cap Fund	B	2.10%
Mid-Cap Fund	C	2.10%
Mid-Cap Fund	I	1.10%
Overseas Equity Fund	A	1.85%
Overseas Equity Fund	B	2.60%
Overseas Equity Fund	C	2.60%
Opportunity Fund	A	1.65%
Opportunity Fund	B	2.40%
Opportunity Fund	C	2.40%
Value Fund	A	1.20%
Value Fund	B	1.95%
Value Fund	C	1.95%
Value Fund	I	0.95%

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

4.	Investment Transactions

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2008 were as follows:

Fund	Purchases	Sales

New York Tax-Free Bond Fund	$—	$3,346,426
Growth and Income Fund	6,674,231	15,700,795
Mid-Cap Fund	7,579,766	10,352,377

There were no long-term U.S. Government securities held during the period ended April 30, 2008.

Contributions and withdrawals of the respective Portfolios for the year ended April 30, 2008 totaled:

Fund	Contributions	Withdrawals

Core Plus Fixed Income Fund (Advisor)	$6,950,400	$18,018,143
Core Plus Fixed Income Fund	278,523	2,118,054
High Yield Fixed Income Fund	889,031	701,696
Intermediate Duration Fixed Income Fund	1,304,962	2,148,158
Growth Fund	1,494,914	6,509,435
International Equity Fund	15,075,675	41,184,448
Opportunity Fund	555,838	3,556,621
Opportunity Fund (Advisor)	5,119,887	24,652,274
Overseas Equity Fund	189,328	3,594,616
Value Fund	1,710,164	5,601,376

5.	Concentration of Credit Risk

          The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies, and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.	Federal Income Tax Information:

At April 30, 2008, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

New York Tax-Free Bond Fund	$58,168,494	$1,514,445	$(385,118)	$1,129,327
Growth and Income Fund	30,945,757	9,652,907	(875,614)	8,777,293
Mid-Cap Fund	21,071,342	6,916,975	(1,199,961)	5,717,014

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

The tax character of dividends paid by the Funds as of the latest tax year ended year ended October 31, 2007 were as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid(1)

Core Plus Fixed Income Fund (Advisor)	$4,297,819	$—	$4,297,819	$—	$4,297,819
Core Plus Fixed Income Fund	873,677	—	873,677	—	873,677
High Yield Fixed Income Fund	704,138	—	704,138	—	704,138
Intermediate Duration Fixed Income Fund	866,868	—	886,868	—	886,868
New York Tax-Free Bond Fund	19,599	9,094	28,693	2,085,602	2,114,295
Growth Fund	25,419	3,019,000	3,044,419	—	3,044,419
Growth and Income Fund	126,478	—	126,478	—	126,478
International Equity Fund	8,337,987	22,931,569	31,267,556	—	31,269,556
Mid-Cap Fund	647,121	1,300,752	1947,873	—	1,947,873
Opportunity Fund	75,818	3,560,217	3,636,035	—	3,636,035
Opportunity Fund (Advisor)	3,149,480	26,789,336	29,938,816	—	29,938,816
Overseas Equity Fund	667,589	2,786,165	3,453,754	—	3,453,754
Value Fund	677,034	4,064,790	4,741,824	—	4,741,824

As of the latest tax year ended October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)

Core Plus Fixed Income Fund (Advisor)	$502,414	$—	$562,425	$1,064,839	$(382,197)	$—	$(166,918)	$515,724
Core Plus Fixed Income Fund	89,455	—	—	89,455	(76,447)	(577,978)	(36,900)	(581,870)
High Yield Fixed Income Fund	84,276	—	69,024	153,300	(58,530)	—	(98,097)	(3,327)
Intermediate Duration Fixed Income Fund	87,279	—	53,298	140,577	(64,168)	—	(83,160)	(6,751)
New York Tax-Free Bond Fund	23,394	205,608	56,101	285,103	(184,067)	—	1,654,630	1,755,666
Growth Fund	—	—	2,892,354	2,892,354	—	—	15,509,956	18,402,310
Growth and Income Fund	5,574	—	—	5,574	—	(5,725,929)	17,649,148	11,928,793
International Equity Fund	10,638,534	—	24,126,978	34,765,512	—	—	100,539,759	135,305,271
Mid-Cap Fund	—	—	3,530,284	3,530,284	—	—	10,393,959	13,924,243
Opportunity Fund	1,084,596	—	4,953,733	6,038,329	—	—	4,335,184	10,373,513
Opportunity Fund (Advisor)	9,223,734	—	35,976,501	45,200,235	—	—	33,322,824	78,523,059
Overseas Equity Fund	562,242	—	2,487,633	3,049,875	—	—	8,491,660	11,541,535
Value Fund	503,590	—	4,085,539	4,589,129	—	—	9,330,115	13,919,244

          The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings and any capital loss carryforwards will be determined at the end of the current tax year ending October 31, 2008.

72	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

As of the latest tax year ended October 31, 2007, the following Funds have net capital carryforwards, which are available to offset future realized gains.

Fund	Amount	Expires

Core Plus Fixed Income Fund	$185,453	2012
	372,525	2014
Growth and Income Fund	5,725,929	2011

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds’ financial statements.

8.	Subsequent Event:

          At a board meeting in June 2008, the Board of Trustees approved a reorganization whereby, subject shareholder approval, the Growth Fund will acquire the assets and liabilities of the Growth and Income Fund. The reorganization is scheduled to be completed in the third quarter of 2008.

HSBC INVESTOR FAMILY OF FUNDS	73

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval—April 30, 2008 (Unaudited)

          The Independent Trustees of the HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the “Trusts”), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the “Existing Funds”) at an in-person meeting held on December 10, 2007. Also, at an in-person meeting held on April 1, 2008, The Independent Trustees reviewed and approved a new Investment Advisory Contract and Sub-Advisory Contract with respect to the HSBC Investor Growth Fund (the “Growth Fund”) (the Existing Funds and Growth Fund are collectively referred to as the “Funds” and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the “Agreements”).

          In determining whether it was appropriate to approve the Agreements for the Funds, The Independent Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. In an Executive Session, the Independent Trustees carefully evaluated this information, and were advised by independent legal counsel with respect to their deliberations. Based on its review of the information requested and provided for each Fund, The Independent Trustees determined that the relevant Agreements were consistent with the best interests of the Funds and their shareholders, and enable the Funds to receive high quality services at a cost that is appropriate and reasonable. The Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser (and, as applicable, the Sub-Advisers), in light of the high quality services provided to the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and the commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds. With respect to the Equity Funds, The Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Independent Trustees also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain funds. The Independent Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, The Independent Trustees also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Independent Trustees also considered the extent to which the investment advisers had achieved economies of scale and the extent to which shareholders participated in those economies of scale.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Independent Trustees members took note of performance information for the one, three and five year periods and since inception as relevant. In addition The Independent Trustees compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered the Adviser’s overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Independent Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Independent Trustees concluded that the combined advisory fees payable to the Adviser and each of the Fund’s Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser’s relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

Other Relevant Considerations. The Independent Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Independent Trustees also noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the level and quality of these services, in particular the quality of the personnel providing these services. In addition, The Independent Trustees considered the overall favorable investment performance of the Funds.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, The Independent Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

74	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2008

          As a shareholder of the HSBC Investor Funds (“Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and /or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these cost with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 through April 30, 2008.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 - 4/30/08	Annualized Expense Ratio During Period 11/1/07 - 4/30/08

Core Plus Fixed Income Fund (Advisor)	Class I Shares	$1,000.00	$991.90	$2.23	0.45%
Core Plus Fixed Income Fund	Class A Shares	1,000.00	989.60	3.46	0.70%
	Class B Shares	1,000.00	985.90	7.16	1.45%
	Class C Shares	1,000.00	985.90	7.16	1.45%
High Yield Fixed Income Fund	Class A Shares	1,000.00	983.50	3.95	0.80%
	Class B Shares	1,000.00	980.80	7.63	1.55%
	Class C Shares	1,000.00	979.70	7.63	1.55%
	Class I Shares	1,000.00	984.70	2.71	0.55%
Intermediate Duration Fixed Income Fund	Class A Shares	1,000.00	985.10	3.21	0.65%
	Class B Shares	1,000.00	981.50	6.90	1.40%
	Class C Shares	1,000.00	982.50	6.90	1.40%
	Class I Shares	1,000.00	987.40	1.98	0.40%
New York Tax-Free Bond Fund	Class A Shares	1,000.00	1,011.10	4.15	0.83%
	Class B Shares	1,000.00	1,007.40	7.94	1.59%
	Class C Shares	1,000.00	1,007.30	7.94	1.59%
	Class I Shares	1,000.00	1,012.40	2.90	0.58%
Growth Fund	Class A Shares	1,000.00	913.50	5.61	1.18%
	Class B Shares	1,000.00	909.80	9.21	1.94%
	Class C Shares	1,000.00	909.80	9.16	1.93%
	Class I Shares	1,000.00	914.40	4.43	0.93%
Growth & Income Fund	Class A Shares	1,000.00	898.10	5.43	1.15%
	Class B Shares	1,000.00	893.90	8.99	1.91%
	Class C Shares	1,000.00	894.70	9.04	1.92%
	Class I Shares	1,000.00	898.60	4.30	0.91%
International Equity Fund	Class I Shares	1,000.00	891.80	4.09	0.87%

HSBC INVESTOR FAMILY OF FUNDS	75

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2008 (continued)

		Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 - 4/30/08	Annualized Expense Ratio During Period 11/1/07 - 4/30/08

Mid-Cap Fund	Class A Shares	$1,000.00	$893.80	$6.36	1.35%
	Class B Shares	1,000.00	890.60	9.87	2.10%
	Class C Shares	1,000.00	890.70	9.87	2.10%
	Class I Shares	1,000.00	895.20	5.18	1.10%
Overseas Equity Fund	Class A Shares	1,000.00	887.70	7.98	1.70%
	Class B Shares	1,000.00	884.30	11.48	2.45%
	Class C Shares	1,000.00	883.90	11.48	2.45%
Opportunity Fund	Class A Shares	1,000.00	970.00	7.59	1.55%
	Class B Shares	1,000.00	967.00	11.25	2.30%
	Class C Shares	1,000.00	966.70	11.25	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	973.10	4.76	0.97%
Value Fund	Class A Shares	1,000.00	892.90	5.60	1.19%
	Class B Shares	1,000.00	889.60	9.11	1.94%
	Class C Shares	1,000.00	889.40	9.11	1.94%
	Class I Shares	1,000.00	894.00	4.43	0.94%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the on half year period).

76	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2008 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 - 4/30/08	Annualized Expense Ratio During Period 11/1/07 - 4/30/08

Core Plus Fixed Income Fund (Advisor)	Class I Shares	$1,000.00	$1,022.63	$2.26	0.45%
Core Plus Fixed Income Fund	Class A Shares	1,000.00	1,021.38	3.52	0.70%
	Class B Shares	1,000.00	1,017.65	7.27	1.45%
	Class C Shares	1,000.00	1,017.65	7.27	1.45%
High Yield Fixed Income Fund	Class A Shares	1,000.00	1,020.89	4.02	0.80%
	Class B Shares	1,000.00	1,017.16	7.77	1.55%
	Class C Shares	1,000.00	1,017.16	7.77	1.55%
	Class I Shares	1,000.00	1,022.13	2.77	0.55%
Intermediate Duration Fixed Income Fund	Class A Shares	1,000.00	1,021.63	3.27	0.65%
	Class B Shares	1,000.00	1,017.90	7.02	1.40%
	Class C Shares	1,000.00	1,017.90	7.02	1.40%
	Class I Shares	1,000.00	1,022.87	2.01	0.40%
New York Tax-Free Bond Fund	Class A Shares	1,000.00	1,020.74	4.17	0.83%
	Class B Shares	1,000.00	1,016.96	7.97	1.59%
	Class C Shares	1,000.00	1,016.96	7.97	1.59%
	Class I Shares	1,000.00	1,021.98	2.92	0.58%
Growth Fund	Class A Shares	1,000.00	1,019.00	5.92	1.18%
	Class B Shares	1,000.00	1,015.22	9.72	1.94%
	Class C Shares	1,000.00	1,015.27	9.67	1.93%
	Class I Shares	1,000.00	1,020.24	4.67	0.93%
Growth & Income Fund	Class A Shares	1,000.00	1,019.14	5.77	1.15%
	Class B Shares	1,000.00	1,015.37	9.57	1.91%
	Class C Shares	1,000.00	1,015.32	9.62	1.92%
	Class I Shares	1,000.00	1,020.34	4.57	0.91%
International Equity Fund	Class I Shares	1,000.00	1,020.54	4.37	0.87%
Mid-Cap Fund	Class A Shares	1,000.00	1,018.15	6.77	1.35%
	Class B Shares	1,000.00	1,014.42	10.52	2.10%
	Class C Shares	1,000.00	1,014.42	10.52	2.10%
	Class I Shares	1,000.00	1,019.39	5.52	1.10%

HSBC INVESTOR FAMILY OF FUNDS	77

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2008 (continued)

		Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 - 4/30/08	Annualized Expense Ratio During Period 11/1/07 - 4/30/08

Overseas Equity Fund	Class A Shares	$1,000.00	$1,016.41	$8.52	1.70%
	Class B Shares	1,000.00	1,012.68	12.26	2.45%
	Class C Shares	1,000.00	1,012.68	12.26	2.45%
Opportunity Fund	Class A Shares	1,000.00	1,017.16	7.77	1.55%
	Class B Shares	1,000.00	1,013.43	11.51	2.30%
	Class C Shares	1,000.00	1,013.43	11.51	2.30%
Opportunity Fund (Advisor)	Class I Shares	1,000.00	1,020.04	4.87	0.97%
Value Fund	Class A Shares	1,000.00	1,018.95	5.97	1.19%
	Class B Shares	1,000.00	1,015.22	9.72	1.94%
	Class C Shares	1,000.00	1,015.22	9.72	1.94%
	Class I Shares	1,000.00	1,020.19	4.72	0.94%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

78	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

U.S. Government and Government Agency Obligations—44.7%

	Principal Amount($)	Value($)

Federal Home Loan Mortgage Corp. – 5.4%
Pool #G12317, 5.50%, 8/1/21	1,010,527	1,029,768
Pool #C00368, 8.50%, 10/1/24	25,145	27,806
Pool #D62926, 6.50%, 8/1/25	19,382	20,300
Pool #C80387, 6.50%, 4/1/26	25,425	26,630
Pool #C00922, 8.00%, 2/1/30	158,266	171,412
Pool #C54447, 7.00%, 7/1/31	32,528	34,553
Pool #G01317, 7.00%, 10/1/31	126,963	134,868
Pool #C60712, 6.50%, 11/1/31	523,373	546,203
Pool #847557, 6.27%, 7/1/34 (a)	725,693	731,227
Pool #1B2655, 6.19%, 12/1/34 (a)	573,830	578,809
Pool #1J1313, 6.40%, 6/1/36 (a)	1,325,088	1,359,223
Pool #G02981, 6.00%, 6/1/37	1,094,552	1,120,748

		5,781,547

Federal National Mortgage Association – 21.4%
Pool #398958, 6.50%, 10/1/12	45,141	46,928
Pool #781922, 5.00%, 2/1/21	2,113,781	2,127,364
Pool #329655, 7.00%, 11/1/25	37,964	40,430
Pool #329530, 7.00%, 12/1/25	80,18	85,395
Pool #535332, 8.50%, 4/1/30	36,972	40,683
Pool #548965, 8.50%, 7/1/30	43,392	47,759
Pool #535440, 8.50%, 8/1/30	40,948	45,068
Pool #253438, 8.50%, 9/1/30	34,776	38,275
Pool #568486, 7.00%, 1/1/31	38,557	41,072
Pool #573752, 8.50%, 2/1/31	29,606	32,586
Pool #575328, 6.50%, 4/1/31	48,871	50,950
Pool #356905, 7.14%, 10/1/36 (a)	158,127	160,622
Pool #922090, 5.89%, 3/1/37 (a)	1,687,062	1,726,031
Pool #256723, 6.50%, 5/1/37	1,082,672	1,121,397
TBA May
5.50%, 5/15/37	11,360,000	11,420,344
6.00%, 5/15/37	4,800,000	4,906,502
5.00%, 5/13/38	1,000,000	982,188

		22,913,594

Government National Mortgage Association – 1.3%
Pool #346406, 7.50%, 2/15/23	43,619	46,941
Pool #412530, 7.50%, 12/15/25	70,471	75,919
Pool #781300, 7.00%, 6/15/31	121,223	129,833
May, 6.00%, 5/15/37, TBA	1,080,000	1,109,363

		1,362,056

U.S. Treasury Bonds – 3.2%
6.25%, 8/15/23	1,290,000	1,552,536
5.00%, 5/15/37	1,775,000	1,923,656

		3,476,192

U.S. Treasury Notes – 13.4%
3.13%, 11/30/09	1,100,000	1,116,157
2.00%, 2/28/10	2,573,000	2,561,543
4.75%, 1/31/12	1,475,000	1,579,057
3.63%, 12/31/12	2,000,000	2,053,750
2.50%, 3/31/13	1,014,000	989,442
4.75%, 8/15/17	1,445,000	1,556,762
4.25%, 11/15/17	765,000	794,644
3.50%, 2/15/18	3,785,000	3,704,569

		14,355,924

U.S. Government and Government Agency Obligations, cont’d

	Principal Amount ($)	Value ($)

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $47,954,905)		47,889,313

Corporate Obligations—32.9%

Agricultural Chemicals – 0.6%
Cargill, Inc., 5.60%, 9/15/12 (b)	600,000	604,795

Banking – 2.0%
American Express Centurion Bank, 5.95%, 6/12/17	700,000	702,045
Washington Mutual Bank NV
2.95%, 6/16/10 (a)	750,000	674,774
3.31%, 2/4/11 (a)	400,000	353,453
Washington Mutual, Inc., 3.20%, 9/17/12 (a)	500,000	424,767

		2,155,039

Building & Construction Products – 1.0%
Martin Marietta Materials, Inc., 3.40%, 4/30/10 (a)	600,000	582,220
Masco Corp., 3.20%, 3/12/10 (a)	550,000	510,211

		1,092,431

Consumer Products – 0.9%
Clorox Co. (The), 5.45%, 10/15/12	900,000	909,151

Electric – 5.3%
Commonwealth Edison Co., 6.45%, 1/15/38	700,000	689,812
Duke Energy Carolinas LLC, 5.10%, 4/15/18	450,000	447,181
MidAmerican Energy Co., 5.95%, 7/15/17	2,900,000	3,022,452
Progress Energy, Inc., 3.47%, 11/14/08, Callable 8/14/08 @ 100 (a)	1,000,000	996,246
Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100	600,000	538,842

		5,694,533

Finance – 5.7%
American Honda Finance Corp., 4.63%, 4/2/13, MTN (b)	250,000	245,634
Caterpillar Financial Services Corp., 5.45%, 4/15/18, MTN	350,000	355,011
Citigroup, Inc., 6.88%, 3/5/38	450,000	465,393
Ford Motor Credit Co., LLC
9.75%, 9/15/10	1,550,000	1,505,828
7.25%, 10/25/11	150,000	135,085
MetLife Global Funding I, 5.13%, 4/10/13 (b)	350,000	349,978
Morgan Stanley, Series F, 6.00%, 4/28/15, MTN	365,000	364,444
Pacific Life Global Funding, 5.15%, 4/15/13 (b)	250,000	250,239
Preferred Term Securities Ltd., 8.79%, 9/15/30, Callable 9/15/10 @ 104.395 (b)	778,066	815,647
Wells Fargo Financial, 5.50%, 8/1/12	850,000	876,325
XTRA Finance Corp., 5.15%, 4/1/17	750,000	760,705

		6,124,289

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	79

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Hospitals – 1.1%
Covidien International Finance SA, 5.45%, 10/15/12 (b)	550,000	554,508
HCA, Inc., 5.75%, 3/15/14	750,000	648,750

		1,203,258

Media – 0.8%
News America Holdings, 7.90%, 12/1/95	500,000	540,975
Vivendi, 5.75%, 4/4/13 (b)	350,000	342,094

		883,069

Medical – 1.0%
AstraZeneca plc, 5.90%, 9/15/17	1,000,000	1,058,813

Office Equipment & Services – 0.5%
Xerox Corp., 3.51%, 12/18/09 (a)	550,000	540,478

Retail – 3.2%
Home Depot, Inc., 5.88%, 12/16/36	1,300,000	1,086,812
Kohl’s Corp., 6.25%, 12/15/17	550,000	534,078
Kroger Co. (The), 5.00%, 4/15/13	250,000	251,174
Wal-Mart Stores, Inc., 6.50%, 8/15/37	1,500,000	1,591,907

		3,463,971

Telecommunications – 5.2%
AOL Time Warner, Inc.
6.88%, 5/1/12	600,000	625,051
7.70%, 5/1/32	550,000	595,717
AT&T, Inc., 5.50%, 2/1/18	750,000	749,874
BellSouth Telecommunications, 7.00%, 12/1/95	700,000	696,868
Sprint Nextel Corp., 6.00%, 12/1/16	535,000	436,025
Time Warner Entertainment Co., 8.38%, 3/15/23	800,000	902,014
Verizon Communications, Inc., 6.10%, 4/15/18	1,500,000	1,572,743

		5,578,292

Transportation – 5.6%
American Airlines, Inc., Series 2001-2,
Class A1, 6.98%, 4/1/11	525,512	517,629
American Airlines, Inc., Series 2001-2,
Class A2, 7.86%, 10/1/11	1,250,000	1,250,000
Burlington North Santa Fe
5.65%, 5/1/17	600,000	603,775
7.57%, 1/2/21	280,926	305,653
Continental Airlines, Inc., 5.98%, 4/19/22	750,000	653,437
Norfolk Southern Corp., 5.75%, 4/1/18 (b)	250,000	253,538
Union Pacific Corp.
5.75%, 11/15/17	1,200,000	1,214,893
6.85%, 1/2/19	1,104,592	1,189,391

		5,988,316

TOTAL CORPORATE OBLIGATIONS (COST $35,414,826)		35,296,435

Asset Backed Securities—9.3%

	Principal Amount($)	Value($)

Americredit Automobile Receivables
Trust, Series 2005-CF, Class A3, 4.47%, 5/6/10 (g)	123,064	123,101
Asset Backed Funding Certificates, Series 2003-AHL1, Class A1, 3.68%, 3/25/33	738,743	615,694
Cairn Mezzanine plc, Series 2007-3A, Class B1, 3.97%, 8/13/47 (a)(b)	905,000	45,250
Capital Auto Receivables Asset Trust
Series 2006-SN1A, Class A3, 5.31%, 10/20/09 (b)(g)	304,182	304,890
Series 2007-SN1, Class A3B, 2.78%, 7/15/10 (a)(g)	860,000	850,689
Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.80%, 7/25/34	1,060,000	812,166
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2, 5.26%, 4/25/37 (b)	1,200,000	1,026,305
Duane Street CLO, Series 2007-4A, Class C, 4.07%, 11/14/21 (a)(b)	850,000	667,250
GE Business Loan Trust, Series 2006-2A, Class A, 2.90%, 11/15/34 (a)(b)(g)	1,422,685	1,349,761
GE Equipment Small Ticket LLC, Series 2005-2A, Class A3, 4.88%, 10/22/09 (b)(g)	725,482	724,575
GMAC Mortgage Corp., Loan Trust, Series 2006-HE3, Class A3, 5.81%, 10/25/36	900,000	419,137
MBNA Credit Card Master Note Trust, Series 2005-A7, Class A7, 4.30%, 2/15/11 (g)	930,000	931,759
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3, 5.16%, 2/15/10 (g)	1,110,750	1,117,946
Preferred Term Securities XXII Ltd., 3.14%, 9/22/36, Callable 6/22/11 @ 100 (a)(b)(g)	1,088,695	937,693

TOTAL ASSET BACKED SECURITIES (COST $12,064,272)		9,926,216

Collateralized Mortgage Obligations—5.9%

Banc of America Mortgage Securities, Series 2005-D, Class 2A4, 4.78%, 5/25/35 (a)	1,100,000	1,095,077
Deutsche Mortgage Securities, Inc., Series 2005-WF1, Class 1A1, 5.08%, 6/26/35 (a)(b)	987,156	976,037
Fannie Mae IO
Series 270, Class 2, 8.50%, 9/1/23 (c)	41,654	11,454
Series 296, Class 2, 8.00%, 4/1/24 (c)	49,508	12,603
Series 2000-16, Class PS, 5.71%, 10/25/29 (a)	28,146	1,018
Series 2000-32, Class SV, 5.87%, 3/18/30 (a)	3,616	18
Series 306, Class IO, 8.00%, 5/1/30 (c)	56,658	13,082
Series 2001-4, Class SA, 4.83%, 2/17/31 (a)	198,831	16,829
FHA Weyerhauser, 7.43%, 1/1/24 (d)(e)	26,696	26,696

80	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Collateralized Mortgage Obligations, continued

	Principal Amount($)	Value($)

Freddie Mac
Series 2988, Class AF, 3.02%, 6/15/35 (a)(g)	1,051,271	1,012,900
Series 3212, Class BK, 5.40%, 9/15/36	900,000	894,715
Freddie Mac IO
Series 1534, Class K, 4.65%, 6/15/23 (a)	132,203	14,066
Series 2141, Class SD, 5.43%, 4/15/29 (a)	108,040	15,084
Series 2247, Class SC, 4.78%, 8/15/30 (a)	54,312	4,992
Government National Mortgage
Association IO
Series 1999-30, Class SA, 5.29%, 4/16/29 (a)	68,157	4,174
Series 1999-30, Class S, 5.89%, 8/16/29 (a)	50,811	4,645
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 5.82%, 3/25/36 (a)	1,192,445	992,204
Residential Asset Securitization Trust, Series 2003-A15, Class 1A2, 3.35%, 2/25/34 (a)(g)	1,492,962	1,285,496

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $6,771,206)		6,381,090

Commercial Mortgage Backed Securities—12.3%

Banc of America Commercial
Mortgage, Inc., Series 2006-4, Class A4, 5.63%, 7/10/46	1,540,000	1,531,906
Bear Stearns Commercial Mortgage
Securities, Inc., Series 2006-T24, Class A4, 5.43%, 10/12/41	1,100,000	1,087,476
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A2, 5.38%, 10/15/49	1,100,000	1,096,487
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	1,300,000	1,282,318
Commercial Mortgage Pass-Through Certificate Series 2006-FL12, Class A2, 2.82%, 12/15/20 (a)(b)(g)	1,508,392	1,437,272
Series 2005-LP5, Class AJ, 5.05%, 5/10/43	1,550,000	1,414,690
CWCapital Cobalt, Series 2006-C1, Class A2, 5.17%, 8/15/48	1,232,000	1,219,597
DLJ Mortgage Acceptance Corp., IO, Series 1997-CF1, Class S, 1.18%, 5/15/30 (a)(b)(e)	19,068	1
GS Mortgage Securities Corp., IO, Series 1997-GL, Class X2, 0.29%, 7/13/30 (a)(e)	36,108	493
Morgan Stanley Capital I
Series 2006-HQ10, Class A4, 5.33%, 11/12/41	1,000,000	973,657
Series 2007-IQ14, Class A2, 5.61%, 4/15/49	1,380,000	1,374,627
Series 2007-IQ14, Class AM, 5.88%, 4/15/49 (a)	990,000	913,236

Commercial Mortgage Backed Securities, continued

	Principal Amount($)	Value($)

Washington Mutual Commercial
Mortgage Securities Trust, Series 2006-SL1, Class A, 5.42%, 11/23/43 (a)(b)	973,418	873,545

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $13,589,909)		13,205,305

Foreign Bonds—3.0%

Iceland – 1.0%
Kaupthing Bank, 3.41%, 1/15/10 (a)(b)	1,250,000	1,046,872

South Korea – 1.3%
Citibank Korea, Inc., 4.68%, 6/18/13, Callable 6/18/08 @ 100 (a)	1,400,000	1,402,292

United Kingdom – 0.7%
Barclays Bank plc, 5.93%, 12/31/49 (b)	850,000	717,691

TOTAL FOREIGN BONDS (COST $3,502,358)		3,166,855

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	81

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—11.2%

	Principal Amount($)	Value($)

Northern Institutional Diversified
Assets Portfolio, Shares class, 2.33% (f)	11,993,552	11,993,552

TOTAL INVESTMENT COMPANY (COST $11,993,551)		11,993,552

TOTAL INVESTMENTS (COST $131,291,027) — 119.3%		127,858,766

Percentages indicated are based on net assets of $107,150,902.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)

Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate adjusts periodically based on the pay off of the underlying mortgage.The interest rate presented represents the rates in effect on April 30, 2008. The principal amount shown is the notional amount of the underlying mortgages.

(d)	Security was fair valued as of April 30, 2008. Represents 0.02% of net assets.

(e)

Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.02% of total net assets.

(f)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

(g)	Security held as collateral for to be announced securities.

FHA	— Federal Housing Administration
IO	— Interest-Only security. Represents 0.09% of net assets.
LLC	— Limited Liability Co.
MTN	— Medium Term Note
PLC	— Public Limited Co.
TBA	— Security was traded on a “to be announced” basis. Represents 17.2% of net assets.

82	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stock—0.0%

	Shares or Principal Amount($)	Value($)

Consumer Discretionary – 0.0%
Tembec, Inc. (a)	937	3,629

Total Common Stock (Cost $18,548)		3,629

Corporate Obligations—95.5%

Advertising – 1.9%
Iron Mountain, Inc., 8.63%, 4/1/13, Callable 4/1/09 @ 100	100,000	101,750
Lamar Media Corp., 6.63%, 8/15/15, Callable 8/15/10 @ 103.31	50,000	47,125
R.H. Donnelley Corp., 6.88%, 1/15/13, Callable 1/15/09 @ 103.44	100,000	64,000
R.H. Donnelley Corp., 6.88%, 1/15/13, Callable 1/15/09 @ 103.44	90,000	57,600

		270,475

Aerospace & Defense – 2.1%
DAE Aviation Holdings, Inc., 11.25%, 8/1/15, Callable 8/1/11 @ 105.62 (b)	50,000	50,813
DRS Technologies, Inc., 7.63%, 2/1/18, Callable 2/1/11 @ 103.81	100,000	102,000
L-3 Communications Holdings, Inc., 5.88%, 1/15/15, Callable 1/15/10 @ 102.94	100,000	97,000
TransDigm Group, Inc., 7.75%, 7/15/14, Callable 7/15/09 @ 105.81	50,000	51,125

		300,938

Apparel Manufacturers – 1.6%
Hanesbrands, Inc., 8.20%, 12/15/14, Callable 12/15/08 @ 102.00 (c)	50,000	47,125
Levi Strauss & Co., 8.88%, 4/1/16, Callable 4/1/11 @ 104.44	50,000	50,875
Quiksilver, Inc., 6.88%, 4/15/15, Callable 4/15/10 @ 103.44	150,000	124,500

		222,500

Auto Manufacturers – 2.4%
Cooper Tire & Rubber Co., 8.00%, 12/15/19	50,000	47,625
Cooper-Standard Automotive, Inc., 8.38%, 12/15/14, Callable 12/15/09 @ 104.19	50,000	41,250
General Motors Corp., 7.13%, 7/15/13	175,000	142,625
General Motors Corp., 7.70%, 4/15/16	50,000	39,000
The Goodyear Tire & Rubber Co., 8.63%, 12/1/11, Callable 12/1/09 @ 104.31	17,000	18,275
TRW Automotive, Inc., 7.25%, 3/15/17 (b)	50,000	48,687

		337,462

Automotive & Transport – 0.7%
AutoNation, Inc., 7.00%, 4/15/14, Callable 4/15/09 @ 105.25	50,000	46,875
Penske Automotive Group, Inc., 7.75%, 12/15/16, Callable 12/15/11 @ 103.88	50,000	45,500

		92,375

Building & Construction Products – 1.5%
Interline Brands, Inc., 8.13%, 6/15/14, Callable 6/15/10 @ 104.06	50,000	48,625
Ply Gem Industries, Inc., 9.00%, 2/15/12, Callable 2/15/08 @ 102.25	150,000	114,750

Corporate Obligations, continued

	Principal Amount($)	Value($)

Building & Construction Products, continued
U.S. Concrete, Inc., 8.38%, 4/1/14, Callable 4/1/09 @ 104.19	50,000	40,500

		203,875

Cable Television – 3.4%
Barrington Broadcasting Group LLC, 10.50%, 8/15/14, Callable 8/15/10 @ 105.25	50,000	44,000
Bonten Media Acquisition, 9.00%, 6/1/15, Callable 6/1/11 @ 104.50 (b)	75,000	60,937
Cablevision Systems Corp., 8.00%, 4/15/12	100,000	99,500
Charter Communications Operating LLC, 10.88%, 9/15/14, Callable 3/15/12 @ 105.44 (b)	50,000	52,875
General Cable Technologies Corp., 7.13%, 4/1/17, Callable 4/1/12 @ 103.56	50,000	48,750
Mediacom LLC, 7.88%, 2/15/11	100,000	94,500
Quebecor Media, Inc., 7.75%, 3/15/16, Callable 3/15/11 @ 103.88	25,000	24,063
Videotron Ltd., 9.13%, 4/15/18, Callable 4/15/13 @ 104.56 (b)	50,000	53,250

		477,875

Casinos & Gambling – 8.5%
Choctaw Resort Development Entertainment, 7.25%, 11/15/19, Callable 11/15/11 @ 103.63 (b)	46,000	40,480
Fontainebleau Las Vegas, 10.25%, 6/15/15, Callable 6/15/11 @ 105.13 (b)	100,000	71,750
Great Canadian Gaming Co., 7.25%, 2/15/15, Callable 2/15/11 @ 103.63 (b)	50,000	48,000
Greektown Holdings, Inc., 10.75%, 12/1/13, Callable 12/1/10 @ 105.38 (b)	125,000	115,000
Herbst Gaming, Inc., 7.00%, 11/15/14, Callable 11/15/09 @ 103.50	50,000	11,000
Indianapolis Downs LLC, 11.00%, 11/1/12, Callable 11/1/10 @ 105.50 (b)	25,000	22,500
Inn of the Mountain Gods, 12.00%, 11/15/10, Callable 11/15/08 @ 103.00	50,000	43,250
Isle of Capri Casinos, Inc., 7.00%, 3/1/14, Callable 3/1/09 @ 103.50	150,000	115,500
Mashantucket Pequot Tribal Nation, Series A, 8.50%, 11/15/15, Callable 11/15/11 @ 104.25 (b)	50,000	45,438
MGM MIRAGE, Inc., 6.75%, 4/1/13	100,000	92,000
Mohegan Tribal Gaming, 7.13%, 8/15/14, Callable 8/15/09 @ 103.56	50,000	42,875
MTR Gaming Group, Inc., 9.00%, 6/1/12, Callable 6/1/09 @ 104.50	100,000	79,500
Pinnacle Entertainment, 7.50%, 6/15/15, Callable 6/15/11 @ 103.75 (b)	50,000	41,375
Pokagon Gaming Authority, 10.38%, 6/15/14, Callable 6/15/10 @ 105.19 (b)	69,000	73,657
San Pasqual Casino, 8.00%, 9/15/13, Callable 9/15/09 @ 104.00 (b)	25,000	23,313
Scientific Games Corp., 6.25%, 12/15/12, Callable 12/15/08 @ 103.13	50,000	46,250

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	83

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Casinos & Gambling, continued
Seminole Hard Rock Entertainment, 5.30%, 3/15/14, Callable 3/15/09 @ 102.00 (b)(c)	50,000	41,875
Seneca Gaming Corp., 7.25%, 5/1/12, Callable 5/1/08 @ 103.63	50,000	48,312
Shingle Springs, 9.38%, 6/15/15, Callable 6/15/11 @ 104.69 (b)	50,000	44,250
Turning Stone Resort Casino, 9.13%, 9/15/14, Callable 9/15/10 @ 104.56 (b)	75,000	73,875
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	23,000	22,195
Wynn Las Vegas LLC, 6.63%, 12/1/14, Callable 12/1/09 @ 103.31 (b)	50,000	48,750

		1,191,145

Chemicals – 3.2%
Georgia Gulf Corp., 9.50%, 10/15/14, Callable 10/15/10 @ 104.75	100,000	84,500
Huntsman International LLC, 7.88%, 11/15/14, Callable 11/15/10 @ 103.94	35,000	36,925
Innophos, Inc., 8.88%, 8/15/14, Callable 8/16/09 @ 104.44	50,000	49,750
JohnsonDiversey, Inc., 9.63%, 5/15/12, Callable 5/15/08 @ 103.21	100,000	101,000
Momentive Performance Materials, Inc., 9.75%, 12/1/14, Callable 12/1/10 @ 104.88	50,000	48,500
Mosaic Co., 7.88%, 12/1/16, Callable 12/1/11 @ 103.81 (b)	25,000	27,375
Nova Chemicals Corp., 6.50%, 1/15/12	50,000	47,000
Terra Capital, Inc., 7.00%, 2/1/17, Callable 2/1/12 @ 103.50	50,000	49,750

		444,800

Computer Services – 0.6%
Activant Solutions, Inc., 9.50%, 5/1/16, Callable 5/1/11 @ 104.75	50,000	42,000
Unisys Corp., 12.50%, 1/15/16, Callable 1/15/12 @ 106.25	35,000	36,400

		78,400

Consumer Products – 1.7%
Constellation Brands, Inc., 8.38%, 12/15/14	50,000	53,000
Sealy Mattress Co., 8.25%, 6/15/14, Callable 6/15/09 @ 104.13	50,000	44,125
Smithfield Foods, Inc., 7.75%, 7/1/17	50,000	49,625
Spectrum Brands, Inc., 7.38%, 2/1/15, Callable 2/1/10 @ 103.69	75,000	49,875
Yankee Acquisition Corp., 9.75%, 2/15/17, Callable 2/15/12 @ 104.88	50,000	40,125

		236,750

Corporate Obligations, continued

	Principal Amount($)	Value($)

Containers - Paper and Plastic – 2.5%
Owens-Brockway Glass Containers, 6.75%, 12/1/14, Callable 12/1/09 @ 103.38	50,000	50,750
Solo Cup Co., 8.50%, 2/15/14, Callable 2/15/09 @ 104.25	200,000	174,000
Stone Container Finance Co. of Canada, 7.38%, 7/15/14, Callable 7/15/09 @ 103.69	150,000	126,000

		350,750

Cosmetics – 0.4%
Chattem, Inc., 7.00%, 3/1/14, Callable 3/1/09 @ 103.50	50,000	49,750

		49,750

Distribution & Wholesale – 1.9%
Baker & Taylor, Inc., 11.50%, 7/1/13, Callable 7/1/10 @ 105.75 (b)	100,000	90,000
Beverages & More, Inc., 9.25%, 3/1/12, Callable 9/1/09 @ 104.63 (b)	50,000	48,500
Central Garden & Pet Co., 9.13%, 2/1/13, Callable 2/1/09 @ 103.04	50,000	42,250
Jarden Corp., 7.50%, 5/1/17, Callable 5/1/12 @ 103.75	25,000	23,000
Pegasus Solutions, Inc., 10.50%, 4/15/15, Callable 4/15/11 @ 105.25 (b)	50,000	40,000
Pilgrim’s Pride Corp., 8.38%, 5/1/17, Callable 5/1/12 @ 104.19	25,000	22,250

		266,000

Diversified Operations – 1.7%
Bombardier, Inc., 8.00%, 11/15/14, Callable 11/15/10 @ 104.00 (b)	25,000	26,625
Koppers Holdings, Inc., 9.88%, 11/15/14, Callable 11/15/09 @ 104.94	25,000	21,875
Snoqualmie Entertainment Authority, 6.94%, 2/1/14, Callable 2/1/09 @ 103.00 (b)(c)	25,000	19,625
Susser Holdings LLC, 10.63%, 12/15/13, Callable 12/15/09 @ 105.31	72,000	73,800
Susser Holdings LLC, 10.63%, 12/15/13, Callable 12/15/09 @ 105.31 (b)	50,000	51,250
Trinity Industries, Inc., 6.50%, 3/15/14, Callable 3/15/09 @ 103.25	50,000	49,625

		242,800

Education – 0.3%
Education Management LLC, 10.25%, 6/1/16, Callable 6/1/11 @ 105.13	25,000	21,000
Education Management LLC, 8.75%, 6/1/14, Callable 6/1/10 @ 104.38	25,000	22,250

		43,250

Electric – 3.9%
AES Corp., 7.75%, 3/1/14	60,000	61,500
AES Corp., 7.75%, 10/15/15	50,000	51,625
Baldor Electic Co., 8.63%, 2/15/17, Callable 2/15/12 @ 104.31	50,000	51,000
CMS Energy Corp., 6.88%, 12/15/15	100,000	100,660
Edison Mission Energy, 7.00%, 5/15/17	25,000	25,250

84	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Electric, continued
Edison Mission Energy, 7.20%, 5/15/19	50,000	50,375
Energy Future Holdings, 10.88%, 11/1/17, Callable 11/1/12 @ 105.44 (b)	200,000	213,000

		553,410

Electronic Components & Semiconductors – 0.3%
Freescale Semiconductor, Inc., 10.13%, 12/15/16, Callable 12/15/11 @ 105.06	50,000	39,375

Energy – 3.7%
Aventine Renewable Energy, Inc., 10.00%, 4/1/17, Callable 4/1/12 @ 105.00	50,000	31,250
Copano Energy LLC, 8.13%, 3/1/16, Callable 3/1/11 @ 104.06	80,000	83,200
Massey Energy Co., 6.88%, 12/15/13, Callable 12/15/09 @ 103.44	100,000	100,000
Mirant North America LLC, 7.38%, 12/31/13, Callable 12/31/09 @ 103.69	50,000	51,875
NRG Energy, Inc., 7.38%, 2/1/16, Callable 2/1/11 @ 103.69	50,000	51,500
Reliant Energy, Inc., 7.63%, 6/15/14	50,000	52,000
Verasun Energy Corp., 9.88%, 12/15/12, Callable 12/15/09 @ 104.94	50,000	45,875
Williams Cos., Inc., 6.38%, 10/1/10 (b)	100,000	103,500

		519,200

Finance – 5.7%
Basell AF SCA, 8.38%, 8/15/15, Callable 8/15/10 @ 104.19 (b)	75,000	54,375
CCM Merger, Inc., 8.00%, 8/1/13, Callable 8/1/09 @ 104.00 (b)	100,000	86,000
Ford Motor Credit Co., 7.38%, 10/28/09	250,000	240,657
Ford Motor Credit Co., 7.38%, 2/1/11	50,000	45,973
General Motors Acceptance Corp., 6.88%, 8/28/12	300,000	238,002
MSX International, 12.50%, 4/1/12, Callable 4/1/09 @ 110.00 (b)	25,000	20,000
Nalco Finance Holdings, Inc., 11.52%, 2/1/14, Callable 2/1/09 @ 104.50*	75,000	71,625
Nuveen Investments, Inc., 10.50%, 11/15/15, Callable 11/15/11 @ 105.25 (b)	50,000	48,125

		804,757

Funeral Services – 0.4%
Carriage Services, Inc., 7.88%, 1/15/15, Callable 1/15/10 @ 103.94	50,000	49,750

Hotels & Lodging – 0.3%
Gaylord Entertainment Co., 8.00%, 11/15/13, Callable 11/15/08 @ 104.00	50,000	47,375

Internet Related – 0.3%
Atlantic Broadband Finance LLC, 9.38%, 1/15/14, Callable 1/15/09 @104.69	50,000	46,000

Corporate Obligations, continued

	Principal Amount($)	Value($)

Leisure – 1.0%
AMC Entertainment, Inc., 11.00%, 2/1/16, Callable 2/1/11@ 105.50	100,000	99,500
True Temper Sports, Inc., 8.38%, 9/15/11, Callable 3/15/09 @ 102.09	50,000	34,000

		133,500

Machinery – 0.9%
Case New Holland, Inc., 7.13%, 3/1/14, Callable 3/1/10 @ 103.56	50,000	50,250
Sensata Technologies, 8.00%, 5/1/14, Callable 5/1/10 @ 104.00	50,000	46,625
Terex Corp., 8.00%, 11/15/17, Callable 11/15/12 @ 104.00	25,000	25,563

		122,438

Manufacturing – 1.0%
AGY Holding Corp., 11.00%, 11/15/14, Callable 11/15/10 @ 105.50 (b)	50,000	45,250
American Railcar Industries, 7.50%, 3/1/14, Callable 3/1/11 @ 103.75	25,000	22,500
Coleman Cable, Inc., 9.88%, 10/1/12, Callable 10/1/08 @ 104.94	50,000	45,750
Libbey Glass, Inc., 11.91%, 6/1/11, Callable 6/1/08 @ 107.50 (c)	25,000	25,063
Maax Corp., 9.75%, 6/15/12, Callable 6/15/08 @ 104.88	50,000	7,500

		146,063

Medical – 2.4%
Advanced Medical Optics, 7.50%, 5/1/17, Callable 5/1/12 @ 103.75	50,000	45,250
Community Health Systems, Inc., 8.88%, 7/15/15, Callable 7/15/11 @ 104.44	50,000	52,000
HCA, Inc., 9.25%, 11/15/16, Callable 11/15/11 @ 104.63	25,000	26,875
MultiPlan, Inc., 10.38%, 4/15/16, Callable 4/15/11 @ 105.19 (b)	100,000	97,000
Omnicare, Inc., 6.75%, 12/15/13, Callable 12/15/09 @ 103.38	100,000	93,000
ReAble Therapeutics Finance LLC, 10.88%, 11/15/14, Callable 11/15/11 @ 105.44 (b)	25,000	25,125

		339,250

Metal Processors & Fabrication – 0.5%
TriMas Corp., 9.88%, 6/15/12, Callable 6/15/08 @ 103.292	77,000	67,183

Metals & Mining – 3.1%
AK Steel Corp., 7.75%, 6/15/12, Callable 6/15/08 @ 102.58	100,000	102,125
Aleris International, Inc., 10.00%, 12/15/16, Callable 12/15/11 @ 105.00	25,000	15,500
Freeport-McMoran Copper & Gold, Inc., 8.25%, 4/1/15, Callable 4/1/11 @ 104.13	50,000	54,312
Gibraltar Industries, Inc., 8.00%, 12/1/15, Callable 12/1/10 @ 104.00	150,000	122,250
International Coal Group, Inc., 10.25%, 7/15/14, Callable 7/15/10 @ 105.13	50,000	50,500

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	85

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Metals & Mining, continued
Noranda Aluminium Acquisition, 8.74%, 5/15/15, Callable 5/15/08 @ 102.00 (b)(c)	50,000	42,250
Tube City IMS Corp., 9.75%, 2/1/15, Callable 2/1/11 @ 104.88	50,000	47,750

		434,687

Oil & Gas – 8.7%
Chaparral Energy, Inc., 8.50%, 12/1/15, Callable 12/1/10 @ 104.25	100,000	91,000
Chesapeake Energy Corp., 6.88%, 1/15/16, Callable 1/15/09 @ 103.44	100,000	101,000
Cimarex Energy Co., 7.13%, 5/1/17, Callable 5/1/12 @ 103.56	100,000	101,500
Clayton Williams Energy, Inc., 7.75%,8/1/13, Callable 8/1/09 @ 103.88	100,000	93,500
Colorado Interstate Gas Co., 6.80%, 11/15/15	150,000	157,541
Compton Petroleum Finance Corp., 7.63%, 12/1/13, Callable 12/1/09 @ 103.81	100,000	98,750
Energy Partners Ltd., 9.75%, 4/15/14, Callable 4/15/11 @ 104.88	50,000	46,250
Forest Oil Corp., 7.25%, 6/15/19, Callable 6/15/12 @ 103.63	50,000	51,625
Inergy LP/Inergy Finance, 8.25%, 3/1/16, Callable 3/1/11 @ 104.13	100,000	102,500
National Oilwell Varco, Inc., Series B, 6.13%, 8/15/15, Callable 8/15/10 @ 103.06	25,000	25,600
Newfield Exploration Co., 6.63%, 9/1/14, Callable 9/1/09 @ 103.31	100,000	99,250
Opti Canada, Inc., 7.88%, 12/15/14, Callable 12/15/10 @ 104.13	50,000	50,875
Plains Exploration & Production Co., 7.75%, 6/15/15, Callable 6/15/11 @ 103.88	50,000	51,250
Swift Energy Co., 7.63%, 7/15/11, Callable 7/15/08 @ 103.81	50,000	50,625
Tesoro Corp., 6.50%, 6/1/17, Callable 6/1/12 @ 103.25	50,000	45,875
Tesoro Corp., 6.63%, 11/1/15, Callable 11/1/10 @ 103.31	50,000	47,000

		1,214,141

Paper & Related Products – 2.5%
Catalyst Paper Corp., Series D, 8.63%, 6/15/11, Callable 6/15/08 @ 101.44	50,000	42,875
Exopack Holding Corp., 11.25%, 2/1/14, Callable 2/1/10 @ 105.62	50,000	47,750
Georgia-Pacific Corp., 7.70%, 6/15/15	100,000	100,000
NewPage Corp., 10.00%, 5/1/12, Callable 5/1/09 @ 106.00 (b)	25,000	26,687
Norampac, Inc., 6.75%, 6/1/13, Callable 6/1/08 @ 103.38	100,000	86,750
Verso Paper Holdings LLC, Series B, 9.13%, 8/1/14, Callable 8/1/10 @ 104.56	50,000	51,625

		355,687

Corporate Obligations, continued

	Principal Amount($)	Value($)

Pipelines – 3.2%
Atlas Pipeline Partners LP, 8.13%, 12/15/15, Callable 12/15/10 @ 104.06	50,000	51,875
Dynegy Holdings, Inc., 8.38%, 5/1/16	150,000	156,375
El Paso Corp., 7.00%, 6/15/17	100,000	104,358
Mueller Water Products, Inc., 7.38%, 6/1/17, Callable 6/1/12 @ 103.69	50,000	43,500
Semgroup LP, 8.75%, 11/15/15, Callable 11/15/10 @ 104.38 (b)	50,000	47,375
Williams Partners LP, 7.25%, 2/1/17	50,000	51,625

		455,108

Printing & Publishing – 2.6%
Block Communications, Inc., 8.25%, 12/15/15, Callable 12/15/10 @ 104.13 (b)	50,000	47,875
Canwest Mediaworks LP, 9.25%, 8/1/15, Callable 8/1/11 @ 104.63 (b)	50,000	45,625
Idearc, Inc., 8.00%, 11/15/16, Callable 11/15/11 @ 104.00	50,000	32,500
Medimedia USA, Inc., 11.38%, 11/15/14, Callable 11/15/09 @ 105.69 (b)	50,000	51,000
Morris Publishing, 7.00%, 8/1/13, Callable 8/1/08 @ 103.50	100,000	61,500
Sheridan Group, Inc., 10.25%, 8/15/11, Callable 8/15/08 @ 102.56	100,000	92,250
Valassis Communications, Inc., 8.25%, 3/1/15, Callable 3/1/11 @ 104.13	35,000	31,150

		361,900

Rental - Auto and Equipment – 2.2%
Avis Budget Car Rental, Inc., 7.63%, 5/15/14, Callable 5/15/10 @ 103.81	100,000	91,375
H&E Equipment Services, Inc., 8.38%, 7/15/16, Callable 7/15/11 @ 104.19	50,000	43,500
Hertz Corp., 8.88%, 1/1/14, Callable 1/1/10 @104.44	100,000	100,750
RSC Equipment Rental, Inc., 9.50%, 12/1/14, Callable 12/1/10 @ 104.75	50,000	44,750
United Rentals, Inc., 6.50%, 2/15/12, Callable 5/22/08 @ 103.25	25,000	23,437

		303,812

Restaurants – 2.1%
Buffets, Inc., 12.50%, 11/1/14, Callable 11/1/10 @ 106.25 (d)	50,000	1,250
Dave & Buster’s, Inc., 11.25%, 3/15/14, Callable 3/15/10 @ 105.62	50,000	49,750
Landry’s Restaurants, Inc., 9.50%, 12/15/14, Callable 2/28/09 @ 101.00 (c)	100,000	97,125
NPC International, Inc., 9.50%, 5/1/14, Callable 5/1/10 @ 104.75	50,000	46,000
Outback Steakhouse, Inc., 10.00%, 6/15/15, Callable 6/15/11 @ 105.00 (b)	75,000	56,625
Sbarro, Inc., 10.38%, 2/1/15, Callable 2/1/10 @ 107.78	50,000	45,000

		295,750

86	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Retail – 1.2%
Claire’s Stores, Inc., 9.63%, 6/1/15, Callable 6/1/11 @ 104.81	50,000	30,000
Pep Boys, 7.50%, 12/15/14, Callable 12/15/09 @ 103.75	50,000	43,500
Stater Bros. Holdings, Inc., 7.75%, 4/15/15, Callable 4/15/11 @ 103.88	50,000	50,125
Suburban Propane Partners LP, 6.88%, 12/15/13, Callable 12/15/08 @ 103.44	50,000	49,250

		172,875

Seismic Data Collection – 0.4%
CIE Gener de Geophysique, 7.50%, 5/15/15, Callable 5/15/10 @ 103.75	50,000	51,625

Special Purpose Entity – 4.1%
Altra Industrial Motion, Inc., 9.00%, 12/1/11, Callable 12/1/08 @ 104.50	50,000	49,500
Buffalo Thunder Development Authority, 9.38%, 12/15/14, Callable 12/15/10 @ 104.69 (b)	50,000	34,000
Cellu Tissue Holdings, Inc., 9.75%, 3/15/10, Callable 5/27/08 @ 103.66	50,000	47,750
Chukchansi Economic Development Authority, 8.00%, 11/15/13, Callable 11/15/09 @ 104.00 (b)	25,000	22,250
Hawker Beechcraft Acquisition Co., 8.50%, 4/1/15, Callable 4/1/11 @ 104.25	50,000	52,750
Hawker Beechcraft Acquisition Co., 9.75%, 4/1/17, Callable 4/1/12 @ 104.88	25,000	26,375
KAR Holdings, Inc., 8.75%, 5/1/14, Callable 5/1/10 @ 104.38	50,000	48,000
Local TV Finance LLC, 9.25%, 6/15/15, Callable 6/15/11 @ 104.63 (b)	50,000	40,000
MCBC Holdings, Inc., 9.09%, 10/15/14, Callable 10/15/09 @ 103.00 (b)(c)	25,000	21,250
Petroplus Finance Ltd., 7.00%, 5/1/17, Callable 5/1/12 @ 103.50 (b)	75,000	69,750
Rare Restaurant Group LLC, 9.25%, 5/15/14, Callable 5/15/11 @ 104.63 (b)	50,000	43,000
Regency Energy Partners LP, 8.38%, 12/15/13, Callable 12/15/10 @ 104.19	17,000	17,722
Southern Star Central Corp., Inc., 6.75%, 3/1/16, Callable 3/1/11 @ 103.38	50,000	48,125
UCI Holdco, Inc., 10.30%, 12/15/13, Callable 12/15/08 @ 103 (c)	58,183	52,947

		573,419

Steel – 0.4%
Ryerson, Inc., 12.00%, 11/1/15, Callable 11/1/11 @ 106.00 (b)	50,000	49,500

Telecommunications – 7.6%
Broadview Networks Holdings, Inc., 11.38%, 9/1/12, Callable 9/1/09 @ 105.69	25,000	23,875
Centennial Communications Corp., 10.00%, 1/1/13, Callable 1/1/09 @ 107.50	100,000	101,000

Corporate Obligations, continued

	Principal Amount($)	Value($)

Telecommunications, continued
Cincinnati Bell, Inc., 8.38%, 1/15/14, Callable 1/15/09 @ 104.19	85,000	84,575
Citizens Communications Co., 7.13%, 3/15/19	25,000	23,125
Cricket Communications, 9.38%, 11/1/14, Callable 11/1/10 @ 104.69	50,000	49,062
iPCS, Inc., 6.49%, 5/1/14, Callable 5/1/08 @ 102.00 (c)	100,000	81,000
Level 3 Financing, Inc., 9.25%, 11/1/14, Callable 11/1/10 @ 104.63	50,000	45,500
MetroPCS Wireless, Inc., 9.25%, 11/1/14, Callable 11/1/10 @ 104.63	100,000	98,250
Nordic Telephone Co., Holdings, 8.88%, 5/1/16, Callable 5/1/11 @ 104.44 (b)	50,000	51,125
NTL Cable PLC, 9.13%, 8/15/16, Callable 8/15/11 @ 104.56	125,000	120,625
PAETEC Holding Corp., 9.50%, 7/15/15, Callable 7/15/11 @ 104.75	50,000	47,000
Panamsat Corp., 9.00%, 6/15/16, Callable 6/15/11 @ 104.50	50,000	50,437
Qwest Corp., 7.63%, 6/15/15	100,000	100,250
Radio One, Inc., 6.38%, 2/15/13, Callable 2/15/09 @ 103.19	50,000	37,875
West Corp., 11.00%, 10/15/16, Callable 10/15/11 @ 105.50	25,000	22,219
Wind Acquisition Financial SA, 10.75%, 12/1/15, Callable 12/1/10 @ 105.38 (b)	100,000	107,750
Windstream Corp., 8.63%, 8/1/16, Callable 8/1/11 @ 104.31	25,000	26,188

		1,069,856

Tobacco – 0.2%
Alliance One International, Inc., 8.50%, 5/15/12	25,000	23,750

Transportation – 1.0%
Bristow Group, Inc., 7.50%, 9/15/17, Callable 9/15/12 @ 103.75	50,000	51,625
Greenbrier Cos., Inc., 8.38%, 5/15/15, Callable 5/15/10 @ 104.19	50,000	47,750
Navios Maritime Holdings, Inc., 9.50%, 12/15/14, Callable 12/15/10 @ 104.75	30,000	30,900
Saint Acquisition Corp., 10.82%, 5/15/15, Callable 5/15/09 @ 102.00 (b)(c)	50,000	16,500

		146,775

Waste Disposal – 1.4%
Allied Waste North America, Inc., 7.38%, 4/15/14, Callable 4/15/09 @ 103.69	100,000	100,750
Waste Services, Inc., 9.50%, 4/15/14, Callable 4/15/09 @ 104.75	50,000	49,000
WCA Waste Corp., 9.25%, 6/15/14, Callable 6/15/10 @ 104.63	50,000	50,500

		200,250

TOTAL CORPORATE OBLIGATIONS (COST $14,318,541)		13,386,581

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	87

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—2.0%

	Principal Amount($)	Value($)

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (c)	278,127	278,127

TOTAL INVESTMENT COMPANY (COST $278,128)		278,127

TOTAL INVESTMENTS (COST $14,615,217) — 97.5%		13,668,337

Percentages indicated are based on net assets of $14,021,668.

*	Represents yield at time of purchase.

(a)	Represents non-income producing security.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

(d)	Non-Income Producing; Defaulted Bond.

LLC — Limited Liability Co.
LP    — Limited Partnership
PLC — Public Limited Co.

88	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

U.S. Government and Government Agency Obligations—46.3%

	Principal Amount($)	Value($)

Federal Home Loan Mortgage Corp. – 5.9%
Pool #1B2655, 6.19%, 12/1/34 (a)(d)	106,265	107,187
Pool #1J1313, 6.40%, 6/1/36 (a)	246,528	252,879
Pool #847557, 6.27%, 7/1/34 (a)(d)	115,465	116,346
Pool #G02981, 6.00%, 6/1/37	176,541	180,766
Pool #G12317, 5.50%, 8/1/21	164,679	167,814

		824,992

Federal National Mortgage Association – 25.6%
6.50%, 5/1/35	550,000	569,078
Pool #781922, 5.00%, 2/1/21	342,578	344,780
Pool #922090, 5.89%, 3/1/37 (a)	270,217	276,459
TBA May
5.50%, 5/15/37	1,600,000	1,608,499
6.00%, 5/15/37	750,000	766,641

		3,565,457

Government National Mortgage Association – 1.1%
6.00%, 5/15/37	150,000	154,078
U.S. Treasury Bonds – 1.5%
6.25%, 8/15/23	170,000	204,598
U.S. Treasury Notes – 12.2%
4.75%, 2/15/10	340,000	355,220
4.75%, 1/31/12	190,000	203,404
2.88%, 1/31/13	582,000	578,226
2.75%, 2/28/13	250,000	246,797
4.00%, 2/15/15	150,000	156,070
3.50%, 2/15/18	175,000	171,281

		1,710,998

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $6,491,826)		6,460,123

Corporate Obligations—32.1%

Banking – 1.5%
American Express Centurion Bank, 5.95%, 6/12/17	100,000	100,292
Washington Mutual, Inc., 3.20%, 9/17/12 (a)	75,000	63,715
Washington Mutual Bank NV, 3.31%, 2/4/11 (a)	50,000	44,182

		208,189

Building & Construction Products – 1.4%
Martin Marietta Materials, Inc., 3.40%, 4/30/10 (a)	100,000	97,037
Masco Corp., 3.20%, 3/12/10 (a)	100,000	92,765

		189,802

Electric – 6.5%
Duke Energy Carolinas LLC, 5.10%, 4/15/18	100,000	99,374
MidAmerican Energy Co., 5.95%, 7/15/17	450,000	469,001
Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100	100,000	89,807

Progress Energy, Inc., 3.47%, 11/14/08, Callable 8/14/08 @ 100 (a)	250,000	249,061

		907,243

Corporate Obligations, continued

	Principal Amount($)	Value($)

Finance – 5.0%
Caterpillar Financial Services Corp., 5.45%, 4/15/18, MTN	50,000	50,716
Ford Motor Credit Co., LLC 9.75%, 9/15/10	300,000	291,450
7.25%, 10/25/11	25,000	22,514
Morgan Stanley, Series F, 6.00%, 4/28/15, MTN	50,000	49,924
Pacific Life Global Funding, 5.15%, 4/15/13 (b)	125,000	125,120
XTRA Finance Corp., 5.15%, 4/1/17	150,000	152,141

		691,865

Hospitals – 0.6%
HCA, Inc., 5.75%, 3/15/14	100,000	86,500

Media – 4.2%
Time Warner Cable, Inc., 5.40%, 7/2/12	150,000	150,875
Time Warner Entertainment, 8.88%, 10/1/12	350,000	387,849
Vivendi, 5.75%, 4/4/13 (b)	50,000	48,871

		587,595

Medical – 1.1%
AstraZeneca plc, 5.90%, 9/15/17	150,000	158,822

Office Equipment & Services – 0.7%
Xerox Corp., 3.51%, 12/18/09 (a)	100,000	98,269

Retail – 1.1%
Kroger Co. (The), 5.00%, 4/15/13	25,000	25,118
Federated Retail Holdings, Inc., 5.90%, 12/1/16	150,000	131,475

		156,593

Telecommunications – 2.4%
Verizon Pennsylvania, Inc., 5.65%, 11/15/11	275,000	279,468
Sprint Nextel Corp., 6.00%, 12/1/16	60,000	48,900

		328,368

Transportation – 7.6%
American Airlines, Inc., Series 2001-2
Class A1, 6.98%, 4/1/11	77,281	76,122
Class A2, 7.86%, 10/1/11	200,000	200,000
Burlington Northern Santa Fe Railway Co., 4.83%, 1/15/23	230,919	215,182
Continental Airlines, Inc., 5.98%, 4/19/22	100,000	87,125
Norfolk Southern Corp., 5.75%, 4/1/18 (b)	50,000	50,707
Union Pacific Corp., 5.75%, 11/15/17	150,000	151,862
Union Pacific Railroad, 5.08%, 1/2/29	298,680	281,804

		1,062,802

TOTAL CORPORATE OBLIGATIONS (COST $4,541,973)		4,476,048

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	89

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Asset Backed Securities—9.1%

	Principal Amount($)	Value($)

Americredit Automobile Receivables Trust, Series 2005-CF, Class A3, 4.47%, 5/6/10 (d)	22,375	22,382
Asset Backed Funding Certificates, Series 2003-AHL1, Class A1, 3.68%, 3/25/33	210,318	175,286
Cairn Mezzanine plc, Series 2007-3A, Class B1, 3.97%, 8/13/47 (a)(b)	145,000	7,250
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A3, 5.31%, 10/20/09 (b)(d)	44,733	44,837
Series 2007-SN1, Class A3B, 2.78%, 7/15/10 (a)(d)	110,000	108,809
Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.80%, 7/25/34	210,000	160,901
GE Business Loan Trust, Series 2006-2A, Class A, 2.90%, 11/15/34 (a)(b)(d)	243,354	230,880
GMAC Mortgage Corp., Loan Trust, Series 2006-HE3, Class A3, 5.81%, 10/25/36	170,000	79,170
MBNA Credit Card Master Note Trust, Series 2005-A7, Class A7, 4.30%, 2/15/11 (d)	120,000	120,227
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3, 5.16%, 2/15/10 (d)	144,880	145,819
Preferred Term Securities XXII Ltd., 3.14%, 9/22/36, Callable 6/22/11 @ 100 (a)(b)(d)	197,945	170,490

TOTAL ASSET BACKED SECURITIES (COST $1,609,865)		1,266,051

Collateralized Mortgage Obligations—7.6%

Banc of America Mortgage Securities, Series 2005-D, Class 2A4, 4.78%, 5/25/35 (a)	200,000	199,105
Deutsche Mortgage Securities, Inc., Series 2006-WF1, Class 1A1, 5.08%, 6/26/35 (a)(b)	150,219	148,527
Freddie Mac Series 2988, Class AF, 3.02%, 6/15/35 (a)	157,691	151,935
Series 3212, Class BK, 5.40%, 9/15/36	150,000	149,119
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 5.82%, 3/25/36 (a)	255,524	212,615
Residential Asset Securitization Trust, Series 2003-A15, Class 1A2, 3.35%, 2/25/34 (a)(d)	242,102	208,459

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,149,543)		1,069,760

Commercial Mortgage Backed Securities—12.1%

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.54%, 7/10/46	230,000	228,791
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class A4, 5.43%, 10/12/41	200,000	197,723

Commercial Mortgage Backed Securities, (continued)

	Principal Amount($)	Value($)

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	200,000	197,280
Commercial Mortgage Pass-Through Certificate Series 2006-FL12, Class A2, 2.82%, 12/15/20 (a)(b)(d)	250,256	238,456
Series 2005-LP5, Class AJ, 5.05%, 5/10/43	200,000	182,541
Morgan Stanley Capital I Series 2006-HQ10, Class A4, 5.33%, 11/12/41	180,000	175,258
Series 2007-IQ14, Class A2, 5.61%, 4/15/49	220,000	219,143
Series 2007-IQ14, Class AM, 5.88%, 4/15/49 (a)	130,000	119,920
Washington Mutual Commercial Mortgage Securities Trust, Series 2006-SL1, Class A, 5.42%, 11/23/43 (a)(b)	146,013	131,032

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $1,743,743)		1,690,144

Foreign Bonds—4.6%

Iceland – 1.3%
Kaupthing Bank, 3.41%, 1/15/10 (a)(b)	225,000	188,437

Netherlands – 0.6%
Shell International Finance BV, 5.20%, 3/22/17	75,000	78,186

South Korea – 1.8%
Citibank Korea, Inc., 4.68%, 6/18/13, Callable 6/18/08 @ 100 (a)	250,000	250,409

United Kingdom – 0.9%
Barclays Bank plc, 5.93%, 12/31/49 (b)	150,000	126,651

TOTAL FOREIGN BONDS (COST $698,553)		643,683

90	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—9.1%

	Principal Amount($)	Value($)

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (c)	1,265,567	1,265,567

TOTAL INVESTMENT COMPANY (COST $1,265,567)		1,265,567

TOTAL INVESTMENTS (COST $17,501,070) — 120.9%		16,871,376

Percentages indicated are based on net assets of $13,954,791.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

(d)	Security held as collateral for to be announced securities.

LLC	— Limited Liability Co.
MTN	— Medium Term Note
PLC	— Public Limited Co.
TBA	— Security was traded on a “to be announced” basis. Represents 17.0% of net assets.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	91

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—94.3%

	Shares	Value($)

Aerospace & Defense – 8.1%
General Dynamics Corp.	32,600	2,947,692
Raytheon Co.	23,850	1,525,685
The Boeing Co.	5,500	466,730
United Technologies Corp.	23,350	1,692,174

		6,632,281

Biotechnology – 4.4%
Gilead Sciences, Inc. (a)	70,300	3,638,728

Business Services – 1.3%
Fluor Corp.	7,100	1,085,377

Casinos & Gambling – 1.1%
International Game Technology	25,150	873,711

Chemicals – 4.4%
Monsanto Co.	31,300	3,568,826

Computer Software – 2.7%
Adobe Systems, Inc. (a)	22,400	835,296
Electronic Arts, Inc. (a)	26,350	1,356,235

		2,191,531

Computers – 10.0%
Apple, Inc. (a)	18,950	3,296,352
Hewlett-Packard Co.	61,200	2,836,620
Research In Motion Ltd. (a)	17,250	2,098,118

		8,231,090

Consumer Products – 4.0%
Colgate-Palmolive Co.	46,300	3,273,410

Diversified Manufacturing Operations – 3.2%
Joy Global, Inc.	15,400	1,143,450
Thermo Fisher Scientific, Inc. (a)	25,000	1,446,750

		2,590,200

Electronic Components & Semiconductors – 4.4%
Emerson Electric Co.	44,950	2,349,087
Microchip Technology, Inc.	34,000	1,249,500

		3,598,587

Farm Machinery & Equipment – 3.6%
Deere & Co.	35,550	2,988,689

Financial Services – 5.7%
CME Group, Inc.	5,425	2,481,666
Goldman Sachs Group, Inc.	5,050	966,419
Visa, Inc., Class A (a)	14,650	1,222,542

		4,670,627

Food & Beverage – 8.8%
McDonald’s Corp.	21,500	1,280,970
PepsiCo, Inc.	10,950	750,403
The Coca-Cola Co.	56,300	3,314,381
Wm. Wrigley Jr. Co.	7,350	559,776
Yum! Brands, Inc.	31,650	1,287,522

		7,193,052

Health Care – 5.0%
Baxter International, Inc.	27,600	1,720,032
DENTSPLY International, Inc.	20,800	808,496
Zimmer Holdings, Inc. (a)	21,100	1,564,776

		4,093,304

Common Stocks, continued

	Shares	Value($)

Hotels & Lodging – 1.0%
Las Vegas Sands Corp. (a)	11,250	857,475

Industrial Manufacturing – 1.0%
The Manitowoc Co., Inc.	22,750	860,405

Insurance – 1.9%
AFLAC, Inc.	23,900	1,593,413

Internet Related – 0.7%
Google, Inc., Class A (a)	950	545,576

Oil & Gas – 9.5%
National-Oilwell Varco, Inc. (a)	6,700	458,615
Schlumberger Ltd.	26,500	2,664,575
Smith International, Inc.	40,750	3,117,782
Weatherford International Ltd. (a)	19,200	1,548,864

		7,789,836

Pharmaceuticals – 8.5%
Abbott Laboratories	59,300	3,128,075
Alcon, Inc. ADR	10,350	1,635,300
Allergan, Inc.	13,350	752,539
Genentech, Inc. (a)	21,629	1,475,098

		6,991,012

Retail – 1.2%
Kohl’s Corp. (a)	19,400	947,690

Telecommunications – 3.8%
Cisco Systems, Inc. (a)	68,550	1,757,622
Nokia Corp. ADR	16,150	485,631
QUALCOMM, Inc.	20,650	891,873

		3,135,126

TOTAL COMMON STOCKS (COST $65,310,279)		77,349,946

Investment Company—5.4%

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (b)	4,390,948	4,390,948

TOTAL INVESTMENT COMPANY (COST $4,390,948)		4,390,948

TOTAL INVESTMENTS (COST $69,701,227) — 99.7%		81,740,894

Percentages indicated are based on net assets of $82,025,313.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt

92	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—98.6%

	Shares	Value($)

Australia – 1.0%
National Australia Bank Ltd.	59,965	1,708,825
Zinifex Ltd.	235,900	2,247,493

		3,956,318

Austria – 1.0%
Voestalpine AG	51,400	3,952,365

Belgium – 1.7%
Fortis	176,832	4,831,551
Solvay SA, Class A	11,700	1,724,795

		6,556,346

Brazil – 0.6%
Banco Do Brasil SA	60,000	1,039,899
Usinas Siderurgicas de Minas Gerais SA	27,900	1,341,524

		2,381,423

Canada – 4.8%
Barrick Gold Corp.	37,500	1,441,821
Canadian Imperial Bank of Commerce	21,000	1,547,050
Fairfax Financial Holdings Ltd.	5,200	1,570,123
Gerdau Ameristeel Corp.	161,000	2,510,628
HudBay Minerals, Inc.	40,600	766,190
Industrial Alliance Insurance and Financial Services, Inc.	26,100	1,026,838
Inmet Mining Corp.	11,300	927,637
Petro-Canada	68,200	3,418,129
Royal Bank of Canada	45,400	2,165,383
Teck Cominco Ltd., B Shares	64,600	2,811,653

		18,185,452

China – 0.2%
China Petroleum & Chemical Corp.	592,000	628,244

Finland – 1.8%
Nokia Oyj	129,400	3,984,087
Stora Enso Oyj, R Shares	236,600	2,940,461

		6,924,548

France – 11.8%
Air France-KLM	28,700	894,845
BNP Paribas SA	64,580	6,982,412
Compagnie Generale des Establissements Michelin, B Shares	39,700	3,642,787
Credit Agricole SA	142,779	4,826,251
France Telecom SA	107,200	3,374,217
Lagardere S.C.A.	46,400	3,346,213
Renault SA	51,500	5,310,895
Sanofi-Aventis	68,900	5,394,830
Societe Generale	35,385	4,152,347
Societe Generale NV (a)	8,846	1,024,798
Total SA	72,900	6,139,403

		45,088,998

Germany – 13.8%
Allianz SE	39,800	8,116,717
BASF AG	63,600	9,070,961
Deutsche Bank AG	52,800	6,355,884
Deutsche Lufthansa AG	162,600	4,313,220
Deutsche Telekom AG	220,300	3,969,245

Common Stocks, continued

	Shares	Value($)

Germany, continued
E.ON AG	38,500	7,874,440
Infineon Technologies AG (a)	304,300	2,831,626
Muenchener Rueckversicherungs- Gesellschaft AG	27,700	5,362,769
RWE AG	41,300	4,781,331

		52,676,193

Hong Kong – 0.4%
China Netcom Group Corp., Ltd.	462,000	1,393,191

India – 0.4%
State Bank of India GDR	17,600	1,650,880

Italy – 3.0%
Buzzi Unicem SpA	42,900	1,100,481
ENI SpA	189,900	7,335,206
Fondiaria-SAI SpA	57,900	2,339,540
Fondiaria-SAI SpA-RNC	18,700	496,338

		11,271,565

Japan – 21.6%
Alps Electric Co., Ltd.	55,000	511,542
Canon, Inc.	32,250	1,612,965
FUJITSU Ltd.	573,000	3,653,929
Hitachi Ltd.	170,000	1,146,196
Honda Motor Co., Ltd.	99,000	3,142,253
JFE Holdings, Inc.	101,600	5,570,068
Kyushu Electric Power Co., Inc.	101,300	2,299,394
Mitsubishi Chemical Holdings Corp.	303,000	2,010,869
Mitsubishi Corp.	129,000	4,144,080
Mitsubishi UFJ Financial Group, Inc.	645,000	7,097,047
Mitsui & Co., Ltd.	86,000	2,018,274
Mitsui Chemicals, Inc.	417,000	2,542,830
Mitsui O.S.K. Lines Ltd.	327,000	4,500,693
NAMCO BANDAI Holdings, Inc.	123,800	1,550,328
Nippon Mining Holdings, Inc.	360,000	2,226,411
Nippon Steel Corp.	329,000	1,847,995
Nippon Telegraph & Telephone Corp.	881	3,796,172
Nippon Yusen Kabushiki Kaisha	152,000	1,476,580
Nissan Motor Co., Ltd.	534,700	4,741,689
ORIX Corp.	21,300	3,843,301
Sharp Corp.	261,000	4,385,563
Sony Corp.	12,510	575,145
Sumitomo Mitsui Financial Group, Inc.	731	6,292,632
The Tokyo Electric Power Co., Inc.	165,200	4,202,693
Toshiba Corp.	543,000	4,501,933
Toyota Motor Corp.	56,700	2,873,992

		82,564,574

Luxembourg – 1.5%
ArcelorMittal	64,352	5,705,866

Netherlands – 4.5%
Corporate Express NV	107,400	1,239,185
ING Groep NV	216,068	8,268,399
Koninklijke Ahold NV (a)	266,720	3,964,425
Koninklijke DSM NV	34,900	1,886,972
Wolters Kluwer NV	70,200	1,891,758

		17,250,739

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	93

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

Norway – 1.5%
StatoilHydro ASA	153,100	5,552,772

Russian Federation – 0.6%
JSC MMC Norilsk Nickel ADR	32,750	884,250
LUKOIL ADR	16,550	1,494,465

		2,378,715

Singapore – 0.6%
Flextronics International Ltd. (a)	104,800	1,088,872
Neptune Orient Lines Ltd.	427,000	1,014,192

		2,103,064

South Africa – 0.5%
Sanlam Ltd.	554,040	1,467,325
Standard Bank Group Ltd.	31,023	369,728

		1,837,053

South Korea – 2.1%
Honam Petrochemical Corp.	8,100	719,982
Hynix Semiconductor, Inc. (a)	24,700	660,375
Hyundai Motor Co., Ltd.	9,500	801,776
Hyundai Motors Co., Ltd., Second Preferred	15,950	573,621
Industrial Bank of Korea GDR	88,300	1,479,025
Kookmin Bank ADR	14,600	1,018,350
POSCO ADR	11,400	1,406,760
Samsung Electronics Co., Ltd., Preferred	2,900	1,492,817

		8,152,706

Spain – 1.3%
Repsol YPF SA	118,600	4,821,846

Sweden – 2.1%
Electrolux AB, B Shares	118,500	1,821,584
Svenska Cellusoa AB (SCA), B Shares	189,700	3,201,340
Tele2 AB, B Shares	73,400	1,637,271
Volvo AB, B Shares	86,500	1,322,453

		7,982,648

Switzerland – 1.7%
Credit Suisse Group	81,100	4,517,299
Novartis AG	42,460	2,160,095

		6,677,394

Taiwan – 1.5%
Asustek Computer, Inc.	430,000	1,395,434
China Steel Corp. GDR	38,878	1,269,367
Siliconware Precision Industries Co.	707,691	1,225,006
Taiwan Semiconductor Manufacturing Co., Ltd.	508,398	1,113,817
United Microelectronics Corp.	1,094,551	668,702

		5,672,326

Thailand – 0.3%
PTT Public Co., Ltd.	121,400	1,279,306

United Kingdom – 18.3%
Associated British Foods plc	199,300	3,492,772
Aviva plc	352,191	4,407,727
BAE Systems plc	251,400	2,332,868
Barclays plc	457,700	4,153,960
BP plc	125,000	1,518,420
British Energy Group plc	277,000	4,185,372
GlaxoSmithKline plc	259,600	5,785,634
HBOS plc	373,041	3,489,449

Common Stocks, continued

	Shares	Value($)

United Kingdom, continued
Home Retail Group plc	358,100	1,879,528
ITV plc	879,270	1,153,737
Kazakhmys plc	84,600	2,660,832
Punch Taverns plc	91,000	938,060
Royal & Sun Alliance Insurance Group plc	776,127	2,073,828
Royal Bank of Scotland Group plc	1,039,124	7,127,334
Royal Dutch Shell plc, A Shares	232,387	9,368,191
Royal Dutch Shell plc, B Shares	45,973	1,841,699
Taylor Wimpey plc	468,220	1,198,499
Vodafone Group plc	2,624,658	8,364,633
Xstrata plc	51,700	4,055,910

		70,028,453

TOTAL COMMON STOCKS (COST $329,498,217)		376,672,985

Investment Company—0.6%

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (b)	2,269,283	2,269,283

TOTAL INVESTMENT COMPANY (COST $2,269,283)		2,269,283

TOTAL INVESTMENTS (COST $331,767,500) — 99.2%		378,942,268

Percentages indicated are based on net assets of $382,006,984.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PLC  — Public Limited Co.
SPA  — Standby Purchase Agreement

Schedule Portfolio Investments—April 30, 2008

Industry	Percent of Net Assets

Aerospace & Defense	0.6%
Automotive	7.7%
Banking & Financial Services	20.6%
Broadcasting	0.3%
Building & Construction	1.4%
Cash & Cash Equivalents	0.6%
Chemicals	4.7%
Distribution/Wholesale	0.3%
Drugs - Medical	3.5%
Electrical	7.9%
Electronic Components & Semiconductors	4.8%
Food & Beverage	0.9%
Import/Export	0.5%
Insurance	6.6%
Manufacturing	3.9%
Metals & Mining	8.8%
Oil & Gas	12.0%
Paper & Related Products	0.8%
Publishing	1.4%
Retail	1.8%
Telecommunications	6.9%
Transportation Services	3.2%

Total Investments	99.2%

94	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—96.5%

	Shares	Value($)

Aerospace & Defense – 4.4%
BE Aerospace, Inc. (a)	76,600	3,091,576
Empresa Brasileira de Aeronautica S.A. ADR	68,400	2,850,912
Esterline Technologies Corp. (a)	46,950	2,613,237

		8,555,725

Biotechnology – 3.2%
Illumina, Inc. (a)	33,400	2,601,526
Invitrogen Corp. (a)	38,900	3,639,873

		6,241,399

Business Services – 1.9%
Navigant Consulting, Inc. (a)	186,250	3,747,350

Computer Software – 14.2%
ACI Worldwide, Inc. (a)	157,500	3,480,750
BMC Software, Inc. (a)	130,700	4,543,132
Brocade Communications Systems, Inc. (a)	388,700	2,783,092
Check Point Software Technologies Ltd. (a)	112,750	2,663,155
F5 Networks, Inc. (a)	94,750	2,144,192
Nuance Communications, Inc. (a)	270,750	5,490,810
Red Hat, Inc. (a)	186,400	3,834,248
Satyam Computer Services Ltd. ADR	115,100	2,955,768

		27,895,147

Consumer Products – 5.0%
Church & Dwight Co., Inc.	74,400	4,227,408
Crown Holdings, Inc. (a)	117,100	3,142,964
Jarden Corp. (a)	112,350	2,395,302

		9,765,674

Diversified Manufacturing Operations – 4.5%
Actuant Corp., Class A	132,400	4,484,388
AMETEK, Inc.	88,500	4,294,020

		8,778,408

Education – 2.1%
Corinthian Colleges, Inc. (a)	117,329	1,331,684
DeVry, Inc.	49,500	2,821,500

		4,153,184

Electronic Components & Semiconductors – 1.8%
ATMI, Inc. (a)	60,750	1,788,480
Thomas & Betts Corp. (a)	49,500	1,854,270

		3,642,750

Financial Services – 2.3%
Affiliated Managers Group, Inc. (a)	20,150	2,001,701
MF Global Ltd. (a)	185,450	2,442,377

		4,444,078

Health Care – 8.4%
DaVita, Inc. (a)	80,900	4,239,969
DENTSPLY International, Inc.	98,500	3,828,695
Gen-Probe, Inc. (a)	67,500	3,804,300
Pediatrix Medical Group, Inc. (a)	50,900	3,462,218
Volcano Corp. (a)	97,050	1,148,102

		16,483,284

Common Stocks, continued

	Shares	Value($)

Hotels & Lodging – 1.1%
LaSalle Hotel Properties	64,900	2,081,343

Industrial Manufacturing – 8.2%
IDEX Corp.	119,300	4,377,117
Oshkosh Corp.	77,100	3,130,260
The Manitowoc Co., Inc.	127,200	4,810,704
WESCO International, Inc. (a)	102,600	3,817,746

		16,135,827

Media – 1.3%
DreamWorks Animation SKG, Inc. (a)	89,600	2,505,216

Oil & Gas – 15.4%
BJ Services Co.	50,300	1,421,981
Consol Energy, Inc.	52,700	4,266,592
Denbury Resources, Inc. (a)	168,500	5,149,360
Exterran Holdings, Inc. (a)	64,900	4,334,671
Massey Energy Co.	111,550	5,837,411
National-Oilwell Varco, Inc. (a)	1	62
Range Resources Corp.	57,400	3,810,212
Smith International, Inc.	70,400	5,386,304

		30,206,593

Pharmaceuticals – 12.1%
Alexion Pharmaceuticals, Inc. (a)	68,400	4,813,992
Elan Corp. plc ADR (a)	338,700	8,904,423
OSI Pharmaceuticals, Inc. (a)	129,050	4,471,582
Santarus, Inc. (a)	243,700	653,116
Shire plc ADR	88,500	4,862,190

		23,705,303

Retail – 5.5%
Dick’s Sporting Goods, Inc. (a)	67,500	1,930,500
O’Reilly Automotive, Inc. (a)	83,400	2,407,758
PetSmart, Inc.	141,200	3,160,056
Urban Outfitters, Inc. (a)	92,700	3,174,975

		10,673,289

Telecommunications – 2.2%
Comverse Technology, Inc. (a)	99,400	1,734,530
Polycom, Inc. (a)	119,950	2,686,880

		4,421,410

Transportation – 2.9%
Aircastle Ltd.	110,050	1,538,499
Kansas City Southern (a)	91,800	4,138,344

		5,676,843

TOTAL COMMON STOCKS (COST $171,738,981)		189,112,823

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	95

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—4.7%

	Shares	Value($)

Northern Institutional Government Select Portfolio, Shares class, 1.96% (b)	9,130,193	9,130,193

TOTAL INVESTMENT COMPANY (COST $9,130,193)		9,130,193

TOTAL INVESTMENTS (COST $180,869,174) — 101.2%		198,243,016

Percentages indicated are based on net assets of $195,929,545.

(a)	Represents non-income producing security.

(b)	The rate presented represents the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt
PLC  — Public Limited Co.

96	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—94.3%

	Shares	Value($)

Aerospace & Defense – 4.3%
Lockheed Martin Corp.	12,500	1,325,500
Raytheon Co.	28,300	1,810,351

		3,135,851

Banking – 3.6%
Bank of America Corp.	29,100	1,092,414
Wells Fargo & Co.	50,700	1,508,325

		2,600,739

Business Services – 3.6%
Pitney Bowes, Inc.	71,600	2,585,476

Computer Software – 6.8%
CA, Inc.	135,600	3,002,184
Microsoft Corp.	66,700	1,902,284

		4,904,468

Conglomerates – 3.1%
Loews Corp.	52,600	2,214,986

Consumer Products – 4.9%
Altria Group, Inc.	30,800	616,000
Kimberly-Clark Corp.	27,500	1,759,725
Kraft Foods, Inc.	25,069	792,932
Tyson Foods, Inc., Class A	19,900	354,220

		3,522,877

Diversified Manufacturing Operations – 3.3%
Illinois Tool Works, Inc.	18,400	962,136
Ingersoll-Rand Co., Class A	32,400	1,437,912

		2,400,048

Electronic Components & Semiconductors – 0.7%
Agilent Technologies, Inc. (a)	17,464	527,587

Energy – 1.5%
NRG Energy, Inc. (a)	24,400	1,072,380

Financial Services – 6.4%
Citigroup, Inc.	44,707	1,129,746
Fannie Mae	56,000	1,584,800
JP Morgan Chase & Co.	39,950	1,903,617

		4,618,163

Insurance – 10.6%
Aetna, Inc.	16,700	728,120
Aon Corp.	36,800	1,670,352
Genworth Financial, Inc., Class A	93,500	2,156,110
MGIC Investment Corp.	18,400	239,752
Radian Group, Inc.	32,100	173,340
The Hartford Financial Services Group, Inc.	37,300	2,658,371

		7,626,045

Media – 8.9%
CBS Corp., Class B	34,350	792,455
Comcast Corp., Class A	85,850	1,737,604
Liberty Media Corp. Interactive, Class A (a)	37,087	561,126

Common Stocks, (continued)

	Shares	Value($)

Media, continued
Viacom, Inc., Class B (a)	87,000	3,344,280

		6,435,465

Metals & Mining – 5.9%
AngloGold Ashanti Ltd. ADR	27,300	931,476
Barrick Gold Corp.	57,600	2,224,512
United States Steel Corp.	7,300	1,123,835

		4,279,823

Oil & Gas – 12.6%
Apache Corp.	24,400	3,286,192
ConocoPhillips	9,571	824,542
Hess Corp.	13,600	1,444,320
Noble Energy, Inc.	32,600	2,836,200
Talisman Energy, Inc.	34,600	705,148

		9,096,402

Paper & Related Products – 0.8%
International Paper Co.	22,300	583,591

Pharmaceuticals – 4.4%
Amgen, Inc. (a)	36,100	1,511,507
Sanofi-Aventis ADR	42,700	1,647,366

		3,158,873

Telecommunications – 7.6%
AT&T, Inc.	51,791	2,004,830
Motorola, Inc.	202,400	2,015,904
Sprint Nextel Corp.	45,600	364,344
Verizon Communications, Inc.	27,800	1,069,744

		5,454,822

Tobacco – 2.2%
Philip Morris International, Inc. (a)	30,800	1,571,724

Transportation – 3.1%
Union Pacific Corp.	15,300	2,221,407

TOTAL COMMON STOCKS (COST $65,012,345)		68,010,727

Investment Company—5.3%

Northern Institutional Government Select Portfolio, Shares class, 1.96%, (b)	3,793,994	3,793,994

TOTAL INVESTMENT COMPANY (COST $3,793,994)		3,793,994

TOTAL INVESTMENTS (COST $68,806,339) — 99.6%		71,804,721

Percentages indicated are based on net assets of $72,120,671.

(a)	Represents non-income producing security.

(b)	The rate presented represents the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	97

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2008 (Unaudited)

	Core Plus Fixed Income Portfolio	High Yield Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio	Growth Portfolio	International Equity Portfolio

Assets:
Investments in non-affiliates, at value	$127,858,766	$13,668,337	$16,871,376	$81,740,894	$378,942,268
Foreign currency, at value	—	—	—	—	1,572,984
Interest and dividends receivable	920,962	358,088	110,924	74,474	2,286,427
Receivable for investments sold	125,569	—	510,189	681,878	39,343
Prepaid expenses and other assets	1,403	3,130	207	1,142	5,951

Total Assets	128,906,700	14,029,555	17,492,696	82,498,388	382,846,973

Liabilities:
Payable for investments purchased	21,700,866	—	3,528,743	429,198	532,050
Accrued expenses and other liabilities:
Investment Management	42,252	6,744	4,721	31,588	257,201
Administration	6,832	441	1,707	2,559	15,685
Compliance Service	141	13	17	74	497
Other	5,707	689	2,717	9,656	34,556

Total Liabilities	21,755,798	7,887	3,537,905	473,075	839,989

Net Assets:
Applicable to investors’ beneficial interest	$107,150,902	$14,021,668	$13,954,791	$82,025,313	$382,006,984

Total Investments, at cost	$131,291,027	$14,615,217	$17,501,070	$69,701,227	$331,767,500

Foreign currency, at cost	$—	$—	$—	$—	$1,560,548

98	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2008 (Unaudited) (continued)

	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$198,243,016	$71,804,721
Interest and dividends receivable	49,933	67,253
Receivable for investments sold	8,205,063	283,094
Prepaid expenses and other assets	2,968	1,291

Total Assets	206,500,980	72,156,359

Liabilities:
Payable for investments purchased	10,429,869	—
Accrued expenses and other liabilities:
Investment Management	123,879	30,613
Administration	10,562	2,380
Compliance Service	282	81
Other	6,843	2,614

Total Liabilities	10,571,435	35,688

Net Assets:
Applicable to investors’ beneficial interest	$195,929,545	$72,120,671

Total Investments, at cost	$180,869,174	$68,806,339

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	99

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited)

	Core Plus Fixed Income Portfolio	High Yield Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio	Growth Portfolio	International Equity Portfolio

Investment Income:
Interest	$2,945,066	$612,506	$370,761	$—	$38,615
Dividends	107,344	4,918	20,569	400,300	6,100,654
Foreign tax withholding	—	—	—	—	(627,218)

Total Investment Income	3,052,410	617,424	391,330	400,300	5,512,051

Expenses:
Investment Management	260,224	40,631	29,353	192,718	1,253,632
Administration	12,687	1,548	1,679	9,363	43,687
Accounting	34,631	39,235	32,094	33,615	48,370
Compliance Service	333	36	39	228	1,176
Custodian	5,205	888	1,613	3,797	116,364
Printing	444	49	77	358	1,893
Professional	1,947	295	162	1,493	6,783
Trustee	651	77	83	484	2,317
Other	3,382	454	442	2,572	11,823

Total Expenses	319,504	83,213	65,542	244,628	1,486,045

Net Investment Income (Loss)	2,732,906	534,211	325,788	155,672	4,026,006

Net Realized/Unrealized Gains (Losses) from Investments and Foreign Currencies:
Net realized gains (losses) from investment and foreign currency transactions	(323,666)	(53,540)	(8,207)	2,536,512	21,492,000
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(3,313,157)	(733,817)	(543,869)	(10,179,207)	(74,548,272)

Net realized/unrealized gains (losses) from investment and foreign currency transactions	(3,636,823)	(787,357)	(552,076)	(7,642,695)	(53,056,272)

Change In Net Assets Resulting From Operations	$(903,917)	$(253,146)	$(226,288)	$(7,487,023)	$(49,030,266)

100	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations — For the six months ended April 30, 2008 (Unaudited) (continued)

	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$398,103	$767,817

Total Investment Income	398,103	767,817

Expenses:
Investment Management	770,287	192,741
Administration	22,020	8,396
Accounting	27,062	26,501
Compliance Service	501	201
Custodian	7,474	2,559
Printing	929	390
Professional	3,129	1,149
Trustee	1,055	431
Other	5,922	2,287

Total Expenses	838,379	234,655

Net Investment Income (Loss)	(440,276)	533,162

Net Realized/Unrealized Gains (Losses) from Investments and Foreign Currencies:
Net realized gains (losses) from investments and foreign currency transactions	19,546,781	638,240
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(25,370,794)	(9,799,293)

Net realized/unrealized gains (losses) from investment and foreign currency transactions	(5,824,013)	(9,161,053)

Change In Net Assets Resulting From Operations	$(6,264,289)	$(8,627,891)

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	101

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Core Plus Fixed Income Portfolio		High Yield Fixed Income Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$2,732,906	$5,909,376	$534,211	$931,443
Net realized gains (losses) from investment and foreign currency transactions	(323,666)	2,910,717	(53,540)	119,132
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(3,313,157)	(1,031,793)	(733,817)	(279,652)

Change in net assets resulting from operations	(903,917)	7,788,300	(253,146)	770,923

Proceeds from contributions	11,076,269	24,166,324	1,982,026	5,258,548
Value of withdrawals	(22,833,358)	(23,334,647)	(2,194,475)	(4,260,973)

Change in net assets resulting from transactions in investors’ beneficial interest	(11,757,089)	831,677	(212,449)	997,575

Change in net assets	(12,661,006)	8,619,977	(465,595)	1,768,498

Net Assets:
Beginning of period	119,811,908	111,191,931	14,487,263	12,718,765

End of period	$107,150,902	$119,811,908	$14,021,668	$14,487,263

102	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Intermediate Duration Fixed Income Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$325,788	$882,974
Net realized gains (losses) from investment and foreign currency transactions	(8,207)	848,391
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(543,869)	(182,994)

Change in net assets resulting from operations	(226,288)	1,548,371

Proceeds from contributions	1,413,784	2,605,895
Value of withdrawals	(2,291,274)	(8,612,265)

Change in net assets resulting from transactions in investors’ beneficial interest	(877,490)	(6,006,370)

Change in net assets	(1,103,778)	(4,457,999)

Net Assets:
Beginning of period	15,058,569	19,516,568

End of period	$13,954,791	$15,058,569

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	103

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Portfolio		International Equity Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$155,672	$334,013	$4,026,006	$8,527,724
Net realized gains (losses) from investment and foreign currency transactions	2,536,512	4,271,356	21,492,000	36,079,080
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(10,179,207)	16,611,654	(74,548,272)	42,586,569

Change in net assets resulting from operations	(7,487,023)	21,217,023	(49,030,266)	87,193,373

Proceeds from contributions	8,140,434	25,944,124	23,350,477	90,634,524
Value of withdrawals	(8,313,975)	(17,303,034)	(47,374,836)	(56,520,981)

Change in net assets resulting from transactions in investors’ beneficial interest	(173,541)	8,641,090	(24,024,359)	34,113,543

Change in net assets	(7,660,564)	29,858,113	(73,054,625)	121,306,916

Net Assets:
Beginning of period	89,685,877	59,827,764	455,061,609	333,754,693

End of period	$82,025,313	$89,685,877	$382,006,984	$455,061,609

104	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$(440,276)	$(1,201,508)	$533,162	$992,431
Net realized gains (losses) from investment and foreign currency transactions	19,546,781	58,390,322	638,240	6,083,399
Change in unrealized appreciation/depreciation from investments and foreign currencies	(25,370,794)	1,890,389	(9,799,293)	71,241

Change in net assets resulting from operations	(6,264,289)	59,079,203	(8,627,891)	7,147,071

Proceeds from contributions	8,629,465	77,393,032	5,665,260	23,927,675
Value of withdrawals	(30,704,097)	(153,698,612)	(7,574,938)	(15,848,601)

Change in net assets resulting from transactions in investors’ beneficial interest	(22,074,632)	(76,305,580)	(1,909,678)	8,079,074

Change in net assets	(28,338,921)	(17,226,377)	(10,537,569)	15,226,145

Net Assets:
Beginning of period	224,268,466	241,494,843	82,658,240	67,432,095

End of period	$195,929,545	$224,268,466	$72,120,671	$82,658,240

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	105

HSBC INVESTOR PORTFOLIOS

Financial Highlights

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)

CORE PLUS FIXED INCOME PORTFOLIO
Year Ended October 31, 2003	5.80%		$203,551	0.48%		4.38%		0.48%	70.91%
Year Ended October 31, 2004	5.56%		169,459	0.52%		4.31%		0.52%	34.88%
Year Ended October 31, 2005	1.64	%(d)	122,530	0.40	%(d)	4.25	%(d)	0.53%	176.60%
Year Ended October 31, 2006	5.55%		111,192	0.63%		4.96%		0.63%	273.91%
Year Ended October 31, 2007	6.94%		119,812	0.59%		4.99%		0.59%	252.56%
Six Months Ended April 30, 2008 (Unaudited)	(0.87	) %	107,151	0.58%		4.93%		0.58%	61.96%

HIGH YIELD FIXED INCOME PORTFOLIO
Period Ended October 31, 2006 (e)	7.41%		$12,719	1.86%		6.33%		1.86%	13.61%
Year Ended October 31, 2007	6.41%		14,487	1.37%		7.12%		1.37%	30.77%
Six Months Ended April 30, 2008 (Unaudited)	(1.81)%		14,022	1.23%		7.90%		1.23%	14.28%

INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
Year Ended October 31, 2003	4.42%		$84,488	0.53%		3.70%		0.53%	98.42%
Year Ended October 31, 2004	4.48%		63,697	0.57%		3.54%		0.57%	50.06%
Year Ended October 31, 2005	0.76	%(d)	32,810	0.49	%(d)	3.85	%(d)	0.58%	107.26%
Year Ended October 31, 2006	5.29%		19,517	0.78%		4.58%		0.78%	236.51%
Year Ended October 31, 2007	8.38%		15,059	0.84%		4.68%		0.84%	219.76%
Six Months Ended April 30, 2008 (Unaudited)	(1.53	) %	13,955	0.89%		4.44%		0.89%	52.13%

GROWTH PORTFOLIO
Period Ended October 31, 2004 (e)	(0.86	) %	$49,680	0.72%		0.06%		0.72%	53.08%
Year Ended October 31, 2005	13.59	%(d)	49,415	0.63	%(d)	0.77	%(d)	0.68%	79.54%
Year Ended October 31, 2006	7.53%		59,828	0.69%		0.38%		0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%		0.45%		0.62%	57.04%
Six Months Ended April 30, 2008 (Unaudited)	(8.33	) %	82,025	0.60%		0.38%		0.60%	29.44%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2003	23.70%		$201,805	0.96%		1.00%		0.96%	68.51%
Year Ended October 31, 2004	20.29%		220,025	0.94%		1.53%		0.94%	106.11%
Year Ended October 31, 2005	19.54%		230,230	0.84%		1.92%		0.84%	31.32%
Year Ended October 31, 2006	32.79%		333,755	0.86%		2.03%		0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%		2.16%		0.79%	26.08%
Six Months Ended April 30, 2008 (Unaudited)	(10.79	) %	382,007	0.78%		2.11%		0.78%	13.91%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2003	33.30%		$426,181	0.91%		(0.62	) %	0.91%	152.05%
Year Ended October 31, 2004	5.93%		359,333	0.88%		(0.52	) %	0.88%	81.75%
Year Ended October 31, 2005	14.35	%(d)	218,778	0.85	%(d)	(0.45	)%(d)	0.90%	63.95%
Year Ended October 31, 2006	19.54%		241,495	0.91%		(0.40	) %	0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%		(0.55	) %	0.91%	69.41%
Six Months Ended April 30, 2008 (Unaudited)	(2.63	) %	195,930	0.87%		(0.46	) %	0.87%	39.97%

VALUE PORTFOLIO
Period Ended October 31, 2004 (e)	6.12%		$61,414	0.71%		1.28%		0.71%	10.33%
Year Ended October 31, 2005	15.23	%(d)	54,150	0.64	%(d)	1.15	%(d)	0.69%	16.45%
Year Ended October 31, 2006	22.21%		67,432	0.71%		1.23%		0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%		1.29%		0.66%	18.67%
Six Months Ended April 30, 2008 (Unaudited)	(10.38	) %	72,121	0.64%		1.45%		0.64%	14.42%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.12%, 0.09%, 0.05%, 0.04% and 0.05% for the Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(e)	High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

Growth Portfolio commenced operations on May 7, 2004.

Value Portfolio commenced operations on May 7, 2004.

See notes to financial statements.

106	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2008 (Unaudited)

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust’’), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,’’ collectively the “Portfolios’’):

	Portfolio	Short Name

	HSBC Investor Core Plus Fixed Income Portfolio	Core Plus Fixed Income Portfolio

	HSBC Investor High Yield Fixed Income Portfolio	High Yield Fixed Income Portfolio

	HSBC Investor Intermediate Duration Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio

	HSBC Investor Growth Portfolio	Growth Portfolio

	HSBC Investor International Equity Portfolio	International Equity Portfolio

	HSBC Investor Opportunity Portfolio	Opportunity Portfolio

	HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest their investable assets in the Portfolios. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolios’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios may enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP’’). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Portfolios’ Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural

HSBC INVESTOR PORTFOLIOS	107

HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts:

          The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

          Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,’’ are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Mortgage Dollar Roll Transactions:

          The Core Plus Fixed Income Portfolio, the High Yield Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act’’) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At April 30, 2008 the HSBC Core Plus Fixed Income Portfolio held restricted securities that were illiquid, representing 0.02% of net assets, as follows:

Security Name	Acquisition Date	Acquisition Cost($)	Principal Amount($)	Value($)

FHA Weyerhauser, 7.43%, 1/1/24	3/28/2002	25,228	26,696	26,696

Repurchase Agreements:

          The Portfolios may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer’’ (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Portfolios’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is a potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Portfolio seeks to assert its rights.

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          In addition, effective April 30, 2008, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Portfolios’ net assets or results of operations.

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HSBC INVESTOR PORTFOLIOS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

New Accounting Pronouncements:

          In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, “Fair Value Measurements”(“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

          In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios financial position, performance and cash flows. Management is currently evaluating the impact, the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

3.	Related Party Transactions:

Investment Management:

          HSBC Investments (USA) Inc. (which became HSBC Global Asset Management (USA) Inc. effective June 2, 2008) (“HSBC’’ or the “Investment Adviser’’), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Waddell & Reed Investment Management Company, AllianceBernstein Investment Research and Management, Westfield Capital Management, LLC and NWQ Investment Management Co., LLC serve as Sub-Investment Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For its services, the Investment Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the High Yield Fixed Income Portfolio’s average daily net assets and 0.40% of the Intermediate Duration Fixed Income Portfolio’s average daily net assets.

For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $50 million	0.575%
In excess of $50 million but not exceeding $95 million	0.450%
In excess of $95 million but not exceeding $150 million	0.200%
In excess of $150 million but not exceeding $250 million	0.400%
In excess of $250 million	0.350%

          For their services, the Investment Adviser and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $50 million	0.500%
In excess of $50 million but not exceeding $100 million	0.425%
In excess of $100 million but not exceeding $200 million	0.375%
In excess of $200 million	0.325%

110	HSBC INVESTOR PORTFOLIOS

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

          For their services, the Investment Adviser and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Administration:

HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio’’), a wholly-owned subsidiary of The Citigroup, Inc., serves as the Portfolio Trust’s sub-administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolios and Citi Ohio (the “CCO Agreement’’), Citi Ohio makes an employee available to serve as the Portfolios’ Chief Compliance Officer (the “CCO’’). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $125,400 for the period ended April 30, 2008, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Service.’’ Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Fund Accounting, Custodian and Trustee:

          Citi Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

          Effective April 1, 2008 each of the six non-interested Trustees are compensated with a $60,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

          Prior to April 1, 2008 each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

4.	Investment Transactions:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2008 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government

Core Plus Fixed Income Portfolio	$25,839,917	$44,373,528	$38,241,573	$29,287,671
High Yield Fixed Income Portfolio	1,909,068	1,874,639	—	—
Intermediate Duration Fixed Income Portfolio	1,981,553	5,467,875	4,902,753	2,961,503
Growth Portfolio	23,757,509	26,341,429	—	—
International Equity Portfolio	53,593,082	64,674,325	—	—
Opportunity Portfolio	76,590,560	101,410,149	—	—
Value Portfolio	10,064,290	10,311,265	—	—

5.	Federal Income Tax Information:

At April 30, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:

Portfolio Name	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core Plus Fixed Income Portfolio	$131,318,596	$909,519	$(4,369,349)	$(3,459,830)
High Yield Fixed Income Portfolio	14,615,217	172,528	(1,119,408)	(946,880)
Intermediate Duration Fixed Income Portfolio	17,506,162	82,336	(717,122)	(634,786)
Growth Portfolio	69,983,120	14,085,129	(2,327,355)	11,757,774
International Equity Portfolio	332,759,907	72,693,893	(26,511,532)	46,182,361
Opportunity Portfolio	181,435,446	30,998,404	(14,190,834)	16,807,570
Value Portfolio	68,683,585	13,285,531	(10,164,395)	3,121,136

6.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds’ financial statements.

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

7.	Subsequent Event for Sub-Adviser Change:

Effective May 12, 2008, Winslow Capital Management Inc. (“Winslow”) serves as the Sub-Adviser to the Growth Portfolio.

Effective May 12, 2008, the Investment Adviser and Winslow receives in aggregate, from the HSBC Investor Family of Funds, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Sub-Advised HSBC Investor Family of Funds Average Daily Net Assets of:	Fee Rate

Up to $250 million	0.40%
In excess of $250 million but not exceeding $500 million	0.35%
In excess of $500 million but not exceeding $750 million	0.30%
In excess of $750 million but not exceeding $1 billion	0.25%
In excess $1 billion	0.20%

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HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval—as of April 30, 2008 (Unaudited)

          The Independent Trustees of the HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the “Trusts”), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the “Existing Funds”) at an in-person meeting held on December 10, 2007. Also, at an in-person meeting held on April 1, 2008, The Independent Trustees reviewed and approved a new Investment Advisory Contract and Sub-Advisory Contract with respect to the HSBC Investor Growth Fund (the “Growth Fund”) (the Existing Funds and Growth Fund are collectively referred to as the “Funds” and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the “Agreements”).

          In determining whether it was appropriate to approve the Agreements for the Funds, The Independent Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. In an Executive Session, the Independent Trustees carefully evaluated this information, and were advised by independent legal counsel with respect to their deliberations. Based on its review of the information requested and provided for each Fund, The Independent Trustees determined that the relevant Agreements were consistent with the best interests of the Funds and their shareholders, and enable the Funds to receive high quality services at a cost that is appropriate and reasonable. The Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser (and, as applicable, the Sub-Advisers), in light of the high quality services provided to the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and the commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds. With respect to the Equity Funds, The Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Independent Trustees also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain funds. The Independent Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, The Independent Trustees also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Independent Trustees also considered the extent to which the investment advisers had achieved economies of scale and the extent to which shareholders participated in those economies of scale.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Independent Trustees members took note of performance information for the one, three and five year periods and since inception as relevant. In addition The Independent Trustees compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered the Adviser’s overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Independent Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Independent Trustees concluded that the combined advisory fees payable to the Adviser and each of the Fund’s Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser’s relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

Other Relevant Considerations. The Independent Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Independent Trustees also noted the range of investment advisory and administrative services

114	HSBC INVESTOR PORTFOLIOS

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Investment Adviser Contract Approval—as of April 30, 2008 (Unaudited) (continued)

provided by the Adviser to the Funds and the level and quality of these services, in particular the quality of the personnel providing these services. In addition, The Independent Trustees considered the overall favorable investment performance of the Funds.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, The Independent Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

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HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (unaudited)—as of April 30, 2008

          As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 through April 30, 2008.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 – 4/30/08	Annualized Expense Ratio During Period 11/1/07 – 4/30/08

Core Plus Fixed Income Portfolio	$1,000.00	$991.30	$2.87	0.58%
High Yield Fixed Income Portfolio	1,000.00	981.90	6.06	1.23%
Intermediate Duration Fixed Income Portfolio	1,000.00	984.70	4.39	0.89%
Growth Portfolio	1,000.00	916.70	2.86	0.60%
International Equity Portfolio	1,000.00	892.10	3.67	0.78%
Opportunity Portfolio	1,000.00	973.70	4.27	0.87%
Value Portfolio	1,000.00	896.20	3.02	0.64%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

116	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (unaudited)—as of April 30, 2008 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 – 4/30/08	Annualized Expense Ratio During Period 11/1/07 – 4/30/08

Core Plus Fixed Income Portfolio	$1,000.00	$1,021.98	$2.92	0.58%
High Yield Fixed Income Portfolio	1,000.00	1,018.75	6.17	1.23%
Intermediate Duration Fixed Income Portfolio	1,000.00	1,020.44	4.47	0.89%
Growth Portfolio	1,000.00	1,021.88	3.02	0.60%
International Equity Portfolio	1,000.00	1,020.98	3.92	0.78%
Opportunity Portfolio	1,000.00	1,020.54	4.37	0.87%
Value Portfolio	1,000.00	1,021.68	3.22	0.64%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	117

          A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund’s website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov. A copy of the Fund’s voting record for the most recent 12 month period ending June 30 is available at the Commission’s website at http://www.sec.gov.

          Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund’s website at www.investorfunds.us.hsbc.com and on the Commission’s website at http://www.sec.gov.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

118	HSBC INVESTOR PORTFOLIOS

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HSBC INVESTOR FAMILY OF FUNDS:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018
Effective June 2, 2008, changed name to HSBC Global Asset
Management (USA) Inc.

SUB-ADVISERS
HSBC Investor Growth Portfolio
Waddell & Reed Investment Management Company
6300 Lamar Avenue
Overland Park, KS 66202
Through May 12, 2008

HSBC Investor Growth Portfolio
Winslow Capital Management, Inc.
4720 IDS Tower
80th South Eighth Street
Minneapolis, MN 55402
Effective May 13, 2008

HSBC Growth and Income Fund
TransAmerica Investment Management, LLC
1150 S. Olive Street, Suite 2700
Los Angeles, CA 90015

HSBC Investor International Equity Portfolio
AllianceBernstein Investment Research and Management
1345 Avenue of the Americas, 39th Floor
New York, NY 10105

HSBC Investor Mid-Cap Fund
Munder Capital Management
Munder Capital Center
480 Pierce Street
Birmingham, MI 48009-6063

HSBC Investor Opportunity Portfolio
Westfield Capital Management, LLC
One Financial Center
Boston, MA 02111

HSBC Investor Value Portfolio
NWQ Investment Management Co., LLC
2049 Century Park East, 16th Floor
Los Angeles, CA 90067

SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218-2845
1-800-782-8183

TRANSFER AGENT AND SPONSOR
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
HSBC Investor Core Plus Fixed Income Portfolio
HSBC Investor New York Tax-Free Bond Fund
HSBC Investor High Yield Fixed Income Portfolio
HSBC Investor Intermediate Duration Fixed Income
    Portfolio
HSBC Investor Growth Portfolio
HSBC Investor Growth and Income Fund
HSBC Investor International Equity Portfolio
HSBC Investor Mid-Cap Fund
HSBC Investor Opportunity Portfolio
HSBC Investor Value Portfolio
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED    — NO BANK GUARANTEE    — MAY LOSE VALUE

HSB-0008	04/08

HSBC Investments (USA) Inc.

HSBC Investor Family of Funds

Semi-Annual Report

April 30, 2008

MONEY MARKET FUNDS:

HSBC Investor California Tax-Free Money Market Fund

HSBC Investor Money Market Fund

HSBC Investor New York Tax-Free Money Market Fund

HSBC Investor Tax-Free Money Market Fund

HSBC Investor U.S. Government Money Market Fund

HSBC Investor U.S. Treasury Money Market Fund

[This Page Intentionally Left Blank.]

Glossary of Terms

Gross Domestic Product (“GDP”) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lipper California Tax-Exempt Money Market Funds Average is an average of managed mutual funds that invests in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. The mutual funds intend to keep constant net asset value which is exempt from taxation in California, with dollar-weighted average maturities of five- to ten-years.

Lipper Money Market Funds Average is an average of managed mutual funds that invest in high-quality financial instruments rated in the top two grades, with dollar-weighted average maturities of less than 90 days.

Lipper New York Tax-Exempt Money Market Funds Average is an average of managed mutual funds that invest in municipal obligations of New York with dollar-weighted average maturities of less than 90 days.

Lipper Tax-Exempt Money Market Funds Average is an average of managed mutual funds that invest in high quality municipal obligations with dollar-weighted average maturities of less than 90 days. Intended to keep constant net asset value.

Lipper U.S. Government Money Market Funds Average is an average of managed mutual funds that invest principally in financial instruments issued or guaranteed by the U.S. government, its agencies, or its instrumentalities with dollar-weighted average maturities of less than 90 days.

Lipper U.S. Treasury Money Market Funds Average is an average of managed mutual funds that invest principally in U.S. Treasury obligations with dollar-weighted average maturities of less than 90 days.

Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index.

Chairman’s Message

Dear Shareholder:

In a period of market volatility, mutual funds offer a “hedge” against extremes. Since the purpose of mutual funds is to provide a balance of investments and since fund advisers monitor performance of individual holdings in a portfolio, investors are generally protected against extremes. Over the long run, mutual funds have continued to be a wise investment.

The HSBC Investor Funds have performed in accordance with the swings of the equities and fixed income markets. Many of the HSBC Investor Funds have outperformed their industry benchmarks, most have equaled the benchmark and a few underperformed. Management and the board monitor performance continuously. While any Fund can underperform for a limited period of time, Funds that continue to underperform are put on a watch list, and if a downtrend continues, the board and management will re-evaluate the subadviser relationship.

With over 12 trillion dollars invested, mutual funds remain one of the best ways to sustain both value and growth of a portfolio. The diversity of the HSBC Fund Family provides a useful way to ride the wave of volatility. Please consult your financial adviser to determine the best mix of funds for your individual needs. We encourage you to be active in overseeing your own investments and welcome your comments about how we can provide the best service to you.

Thanks,

Larry M. Robbins, Chairman, HSBC Investor Funds

1	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Investments (USA) Inc.
Effective June 2, 2008, changed name to HSBC Global Asset Management (USA) Inc.

Economic review

Several factors weighed on the U.S. economy during the six-month period between November 1, 2007 and April 30, 2008. The ongoing decline in the housing market depressed activity in industries related both directly and indirectly to the housing market, including homebuilders, home improvement retailers and furniture makers. The housing slump also made it more difficult for consumers to borrow against their home equity. That development weakened consumer spending, even as rising prices on food and energy and a flagging employment picture caused Americans to cut back. Consumer spending accounts for more than two-thirds of U.S. economic activity. Therefore, the consumer slowdown posed a significant threat to economic growth.

The housing slump also contributed to rising defaults on subprime mortgages. Higher subprime mortgage defaults led to losses for securities backed by these low-quality home loans, which had become widely dispersed throughout the global financial system in recent years. Losses in subprime mortgage-backed securities forced a number of financial firms to write-down the value of their holdings by billions of dollars. Moreover, market participants became concerned about the possible extent of problems related to weak mortgages. Lenders, concerned that they could not accurately gauge prospective borrowers’ financial health, became extremely cautious about extending credit, resulting in a severe credit crunch that depressed economic growth.

The Federal Reserve Board (the “Fed”) acted aggressively as it attempted to ameliorate the credit situation and stimulate the economy. The Fed reduced the federal funds rate, its target short-term interest rate, from 4.50% to 2.00% during the six month period ended April 30, 2008 in order to inject liquidity into the financial markets. It also orchestrated a buyout of troubled securities firm Bear Stearns, to prevent problems at the company from undermining the broad financial system. The Fed also sought to improve financial institutions’ access to credit by accepting a wider variety of assets as collateral.

Exports helped the U.S. economy continue to expand despite the difficult environment during the early months of 2008. A weakening dollar made U.S. companies’ products and services more competitive overseas, while increasing the value of revenues earned in foreign currencies. The U.S. Gross Domestic Product1 grew at annualized rates of 0.6% during the fourth quarter of 2007 and 0.9% during the first quarter of 2008.

The U.S. economy’s struggles led to signs of a global slowdown. Growth in Europe appeared to weaken, and evidence emerged that developing economies, which have generated powerful growth in recent years, were beginning to feel the effects of America’s problems as well. For example, China’s year-over-year exports grew 22.5% in December 2007, but just 6.5% in February 2008. Nevertheless, the global economy remained healthy and continued to expand more quickly than the U.S. economy during this period.

Market review

Investors during most of this six-month period responded to the uncertain economic environment by fleeing from the perceived risk of stocks and into the perceived safety of high-quality bonds. U.S. stock returns were exceptionally volatile during this time, as the lack of clarity about the direction of the economy; the subprime crisis and the credit crunch caused traders to react aggressively in response to emerging data. The U.S. market recovered somewhat between mid-March and the end of April, as investors anticipating improving economic and market conditions sought to capitalize on low valuations. For the six month period ended April 30, 2008, the S&P 500 returned -9.63%, while the small-cap sector as represented by the Russell 2000® Index returned -12.92%.

Financial stocks suffered some of the U.S. market’s greatest declines, as shareholders sold financial stocks due to concerns about large write-downs and the potential for further damage from the subprime mortgage crisis. Stocks in the financial sector rebounded modestly toward the end of the period, as bargain-hunting investors began to believe that the market had priced in the worst of the subprime crisis.

Consumer discretionary stocks also performed poorly during this period, as investors worried that high food and energy prices and a weaker employment picture would reduce the money individuals had available to spend on non-essential items. Conversely, energy and materials stocks benefited from rising commodity prices, and posted some of the market’s strongest returns during this period.

Foreign stocks generally posted losses, with the MSCI EAFE Index of developed foreign stock markets returning -8.99% during the period under review. Investors sold foreign stocks due to a general aversion to risk and because of concerns about the repercussions from the turmoil in the credit markets. Emerging markets in Asia, which had performed exceptionally well in recent years, particularly struggled as investors sold assets they perceived to be risky. Developing markets in other parts of the world meanwhile held up relatively well, as they benefited from rising commodity prices.

Investors concerned about risk piled into bonds issued by the U.S. Treasury and foreign governments. Yields declined and prices rose on government bonds, causing the spread between the yield on government securities and corporate bonds to widen substantially. High-yield bonds—debt issued by companies with relatively weak finances—trailed other sectors of the fixed-income market, as investors favored the greater stability of higher-quality bonds. The Lehman Brothers U.S. Aggregate Index, which tracks the broad fixed-income market, returned 4.08% for the six months through April 30, 2008.

[1]	For additional information, please refer to the Glossary of Terms.

HSBC INVESTOR FAMILY OF FUNDS	2

Portfolio Reviews

HSBC Investor California Tax-Free Money Market Fund
(Class A Shares, C Shares, D Shares and Y Shares)
by Jason Moshos
Portfolio Manager

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

This six-month period was turbulent for municipal money market investors. Rising subprime mortgage defaults led to a credit and liquidity crisis. The financial system’s problems called into question the health of monoline bond insurers, which provide insurance to certain municipal securities. Yields in that sub-sector rose as a result.

The Federal Reserve Board (the “Fed”) attempted to address the problems in the financial markets and the economy by lowering its target short-term interest rate from 4.50% to 2.00%. The combination of the Fed’s easing policy and high demand for high-quality, liquid securities caused yields on Treasury bills to decline precipitously. Municipal securities typically pay significantly lower yields than Treasury issues. However, as yields on municipal securities rose and taxable government securities fell, tax-free securities’ yields exceeded the levels paid by Treasury issues with comparable maturities.

We positioned our portfolio with a weighted average maturity shorter than that of its benchmark. That conservative stance reduced the Fund’s yield only slightly relative to the index, due to the dislocation in the municipal money markets. We adopted other defensive strategies as well, maintaining extremely high credit quality and using a variety of techniques to provide credit support and enhance liquidity.*

Supply of tax-free money market securities varied considerably during this period, and at times very few municipal securities were available. We therefore invested a small amount of the Fund’s assets in taxable government issues during certain parts of the period. We kept the Fund’s taxable holdings well within the parameters set by the SEC and the Fund’s prospectus at all times.*

*	Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)			Yield (%)[2]	Expense Ratio (%)[3]

As of April 30, 2008	Inception Date	Six Month‡	1 Year	5 Year	Since Inception	7-Day Average	Gross	Net

Class A Shares	3/2/07	—	—	—	0.74	1.60	0.80	0.80

Class C Shares**	5/7/07	-0.35	—	—	1.74	—	1.40	1.40

Class D Shares	6/17/02	1.08	2.70	1.87	1.71	1.75	0.65	0.65

Class Y Shares	7/18/02	1.21	2.96	2.12	1.98	2.00	0.40	0.40

Lipper California Tax-Exempt Money Market Funds Average[1]	—	1.12	2.71	1.87	N/A	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

**	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

†

Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 3 days during the year ended October 31, 2007 and 148 days during the period ended April 30, 2008. Class C shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 165 days during the year ended October 31, 2007 and 180 days during the period ended April 30, 2008.

‡	Aggregate total return.

[1]	For additional information, please refer to the Glossary of Terms.

[2]	The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

[3]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

3	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Money Market Fund (Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares) by John Chiodi Senior Portfolio Manager	Moody’s and Standard & Poor’s has assigned an “Aaa” and “AAAm” rating to the HSBC Investor Money Market Fund. [1]

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The money markets experienced a turbulent environment during the six-month period under review, as rising defaults on subprime mortgages brought on a credit and liquidity crisis. The Federal Reserve Board (the “Fed”) attempted to address the financial system’s problems by lowering its target short-term interest rate from 4.50% to 2.00% between November 2007 and April 2008, causing yields on money market securities to decline.

We sought to protect shareholders’ principal in this uncertain environment. In particular, we held securities with relatively short maturities throughout the period—sacrificing a bit of yield in exchange for greater liquidity. In typical Fed easing cycles, we often extend the Fund’s maturity to lock in higher yields; but we felt that the turbulence in the money markets during this time called for a more cautious approach. We did seek strategic opportunities to capture higher yields on longer-term securities as the markets settled somewhat late in the period.*

We also looked to safeguard shareholder assets by holding relatively small positions in asset-backed commercial paper. Again, this strategy reduced the Fund’s yield, but provided greater security as the credit and liquidity crisis roiled the money markets.*

*        Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)			Yield (%)[3]	Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month†	1 Year	5 Year	Since Inception	7-Day Average	Gross	Net

Class A Shares	11/13/98	1.72	4.13	2.73	3.16	2.18	0.70	0.70

Class B Shares**	4/4/01	-2.58	-0.49	2.21	2.00	1.59	1.30	1.30

Class C Shares***	3/23/01	0.42	2.51	2.21	1.93	1.59	1.30	1.30

Class D Shares	4/1/99	1.79	4.29	2.89	3.25	2.33	0.55	0.55

Class I Shares	1/9/02	1.98	4.68	3.27	2.95	2.69	0.20	0.20

Class Y Shares	11/12/98	1.92	4.55	3.14	3.57	2.58	0.30	0.30

Lipper Money Market Funds Average[2]	—	1.63	3.94	2.56	N/A	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, for Class I contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

**	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

***	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

†	Aggregate total return.

[1]

The “Aaa” and “AAAm” money market fund rating is historical and reflects the superior quality of the Fund’s investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell.

[2]	For additional information, please refer to the Glossary of Terms.

[3]	The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

HSBC Investor New York Tax-Free Money Market Fund
(Class A Shares, B Shares, C Shares, D Shares and Y Shares)
by Jason Moshos
Portfolio Manager

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes. Regional funds may be subject to additional risk, since companies they invest in are located in one geographical location.

This six-month period was turbulent for investors in the municipal money markets. Rising subprime mortgage defaults led to a credit and liquidity crisis. Meanwhile the financial system’s problems called into question the health of monoline bond insurers, which provide insurance to certain municipal securities. These developments drove up yields on New York tax-free money market securities during parts of this six-month period.

The Federal Reserve Board (the “Fed”) attempted to improve conditions in the financial markets by lowering its target short-term interest rate from 4.50% to 2.00%. The combination of the Fed’s easing policy and high demand for high-quality, liquid securities caused yields on Treasury bills to decline dramatically.

Municipal securities typically pay significantly lower yields than Treasury issues. However, tax-free securities’ yields exceeded the levels paid by Treasury issues with comparable maturities as municipal yields rose and taxable government yields fell.

We positioned the Fund’s portfolio with a weighted average maturity shorter than that of its benchmark. That conservative stance reduced the Fund’s yield only slightly relative to the index, due to the dislocation in the municipal money markets. We adopted other defensive strategies as well; such as maintaining extremely high credit, quality and using a variety of techniques to provide credit support and enhance liquidity.*

Supply of New York tax-free money market securities varied considerably during this period, and at times very few municipal securities were available. We therefore invested a small amount of the Fund’s assets in taxable government issues during certain parts of the period. We kept the Fund’s taxable holdings well within the parameters set by the SEC and the Fund’s prospectus at all times.

*        Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)				Yield (%)[2]	Expense Ratio (%)[3]

As of April 30, 2008	Inception Date	Six Month†	1 Year	5 Year	10 Year	Since Inception	7-Day Average	Gross	Net

Class A Shares	11/17/94	1.06	2.61	1.74	1.93	2.24	1.70	0.67	0.67

Class B Shares**	4/29/98	-3.24	-2.01	1.28	—	0.97	1.09	1.27	1.27

Class C Shares***	3/19/01	—	—	—	—	0.77	—	1.27	1.27

Class D Shares	4/1/99	1.13	2.76	1.89	—	2.02	1.85	0.52	0.52

Class Y Shares	7/1/96	1.26	3.02	2.15	2.32	2.46	2.10	0.27	0.27

Lipper New York Tax-Exempt Money Market Funds Average[1]	—	1.13	2.73	1.86	2.04	N/A	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

**	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

***

Reflects the applicable contingent deferred sales charge, maximum of 1.00%. Class C Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 81 days, 81 days, 145 days and 227 days during the year ended October 31, 2004, 2003, 2002, and 2001, respectively.

[1]	For additional information, please refer to the Glossary of Terms.

[2]	The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

[3]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Tax-Free Money Market Fund
(Class A Shares, D Shares, I Shares and Y Shares)
by Jason Moshos
Portfolio Manager

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

The rising subprime mortgage defaults led to a credit and liquidity crisis during the period under review. The credit and liquidity crisis in turn resulted in a turbulent environment for municipal money market investors. The financial system’s problems called into question the health of monoline bond insurers, which provide insurance to certain municipal issuers, and yields on insured securities rose as a result.

The Federal Reserve Board (the “Fed”) attempted to address the problems in the financial markets and the economy by lowering the federal funds rate from 4.50% to 2.00%. The Fed’s easing policy, combined with high demand for high-quality, liquid securities, caused yields on Treasury bills to decline precipitously.

Higher yields on municipal money market issues and lower yields on Treasury securities led to an environment in which tax-free securities offered yields that exceeded the levels paid by Treasury issues with comparable maturities.

We positioned our portfolio with a weighted average maturity shorter than that of its benchmark. That conservative stance did not reduce yield substantially, due to the dislocation in the municipal money markets. We maintained extremely high credit quality as a defensive measure, and used a variety of strategies to provide credit support and enhance liquidity.*

Supply of tax-free money market securities varied considerably during this period, and at times very little volume of municipal securities was available. As a result, at certain times we invested a small amount of the Fund’s assets in taxable government issues. We kept the Fund’s taxable holdings well within the parameters set by the SEC and the Fund’s prospectus at all times.*

*        Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)			Yield (%) [3]	Expense Ratio (%) [4]

As of April 30, 2008	Inception Date	Six Month †	1 Year	3 Year	Since Inception	7-Day Average	Gross	Net

Class A Shares**	8/27/04	—	—	—	0.69	—	0.94	0.94

Class D Shares	8/24/04	1.16	2.74	2.63	2.39	2.03	0.79	0.79

Class I Shares***	6/25/04	—	—	—	0.26	—	0.44	0.44

Class Y Shares	6/8/04	1.29	3.00	2.88	2.56	2.28	0.54	0.54

Lipper Tax-Exempt Money Market Funds Average [2]	—	1.12	2.68	2.60	N/A	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower.

**

Class A Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 24 days, 78 days and 5 days during the years ended October 31, 2007, 2006 and 2004, respectively.

***

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 27 and 40 days during the years ended October 31, 2005 and 2004, respectively.

[1]	Moody’s or Standard & Poor’s Ratings represent an opinion only, not a recommendation to buy or sell.

[2]	For additional information, please refer to the Glossary of Terms.

[3]	The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

HSBC Investor U.S. Government Money Market Fund (Class A Shares, B Shares, C Shares, D Shares, I Shares and Y Shares)	Moody’s and Standard & Poor’s has assigned an “Aaa” and “AAAm” rating to the HSBC Investor U.S. Government Money Market Fund. 1
by John Chiodi Senior Portfolio Manager

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Rising defaults on subprime mortgages brought on a credit and liquidity crisis during the six-month period under review, leading to a turbulent environment in the money markets. The Federal Reserve Board (the “Fed”) attempted to improve conditions in the financial markets and the economy by lowering its target short-term interest rate from 4.50% to 2.00% between November 2007 and April 2008. The Fed’s easing policy caused yields on money market securities to decline.

Problems in the financial system led to a widespread flight to quality. Investors shifted money out of assets they considered at greater risk from the credit and liquidity crisis, and into the markets’ most stable and liquid assets. That trend led to large inflows into this Fund, and pushed down yields on the types of securities in which the Fund invests.*

We felt it was vital to invest these new assets conservatively, in securities with relatively short maturities, in order to ensure liquidity in case of sudden outflows. The convergence of large inflows, low available yields and the need to invest conservatively caused us to invest a great deal of the Fund’s assets in securities paying low yields, which in turn reduced the yield the Fund was able to pay to shareholders.*

*          Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)				Yield (%)[3]	Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month †	1 Year	5 Year	10 Year	Since Inception	7-Day Average	Gross	Net

Class A Shares	5/3/90	1.46	3.77	2.61	3.07	3.80	1.59	0.67	0.67

Class B Shares**	9/11/98	-2.75	-0.39	2.47	—	2.69	0.99	1.27	1.27

Class C Shares***	11/20/06	0.16	2.14	—	—	3.44	0.99	1.27	1.27

Class D Shares	4/1/99	1.54	3.92	2.76	—	3.07	1.74	0.52	0.52

Class I Shares****	12/24/03	1.72	4.31	—	—	4.30	2.09	0.17	0.17

Class Y Shares	7/1/96	1.66	4.18	3.02	3.47	3.73	1.99	0.27	0.27

Lipper U.S. Government Money Market Funds Average 2	—	1.48	3.75	2.55	3.12	N/A	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, for Class I Shares contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

**	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

***	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

****

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 357 days, 136 days, 89 days and 10 days during the years ended October 31, 2007, 2006, 2005 and 2004, respectively.

[1]

The “Aaa” and “AAAm” money market fund rating is historical and reflects the superior quality of the Fund’s investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Moody’s and Standard & Poor’s ratings represent an opinion only, not a recommendation to buy or sell.

[2]	For additional information, please refer to the Glossary of Terms.

[3]	The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor U.S. Treasury Money Market Fund	Standard & Poor’s has assigned an “AAA” rating to the HSBC Investor U.S. Treasury Money Market Fund.[1]
(Class A Shares, B Shares, D Shares, I Shares and Y Shares)
by John Chiodi Senior Portfolio Manager

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The Fund’s income may be subject to the federal alternative minimum tax and to certain state and local taxes.

Rising subprime mortgage defaults led to a credit and liquidity crisis during the period under review. The credit and liquidity crisis led to a turbulent environment for money market investors. The Federal Reserve Board (the “Fed”) attempted to address the problems in the financial markets and the economy by lowering the federal funds rate from 4.50% to 2.00%, causing yields on money market securities to decline.

Investors worried about the financial system’s troubles fled to the market’s highest-quality and liquid securities. That development caused this Fund to experience very large inflows, while simultaneously depressing yields on the types of securities in which the Fund invests. *

We were concerned that the new flood of assets could quickly flow out of the Fund if conditions in the financial markets improved. We therefore invested these new assets in securities with relatively short maturities, so that the Fund would be able to support such outflows. The convergence of large amounts of new assets, extremely low available yields and the need to invest conservatively caused us to invest a great deal of the Fund’s assets in securities that paid low yields, which in turn reduced the yield the Fund was able to pay to shareholders.*

*         Portfolio composition is subject to change.

Fund Performance			Average Annual Total Return (%)			Yield (%)[3]	Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month†	1 Year	5 Year	Since Inception	7-Day Average	Gross	Net

Class A Shares	5/24/01	1.00	3.00	2.26	1.96	0.41	0.72	0.72

Class B Shares**	8/13/04	-3.28	-1.60	—	2.09	0.26	1.32	1.32

Class D Shares	5/14/01	1.08	3.16	2.41	2.12	0.56	0.57	0.57

Class I Shares***	12/30/03	1.27	3.55	—	2.85	0.92	0.22	0.20

Class Y Shares	5/11/01	1.21	3.41	2.66	2.38	0.81	0.32	0.32

Lipper U.S. Treasury Money Market Funds Average[2]	—	1.15	3.22	2.38	N/A	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, for Class I contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

**	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

***

Class I Shares were operational during a portion of the periods presented. Amounts reflect performance for the period of the time the class had operations, which was 280 and 13 days during the year ended October 31, 2005 and 2004, respectively.

[1]

The “AAA” money market fund rating is historical and reflects the superior quality of the Fund’s investments, sound liquidity management, and strong operations and trading support. Periodic reviews are conducted to ensure a secure operations environment. Standard & Poor’s rating represent an opinion only, not a recommendation to buy or sell.

[2]	For additional information, please refer to the Glossary of Terms.

[3]	The 7-day yield quotation more closely reflects the current earnings of the Fund than the total return quotation.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

Portfolio Composition*
April 30, 2008 (Unaudited)

HSBC Investor California Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Notes	56.8%

Commercial Paper	35.6%

Municipal Bonds	2.8%

Cash Equivalents	4.8%

Total	100.0%

HSBC Investor Money Market Fund

Investment Allocation	Percentage of Investments at Value

Commercial Paper	45.0%

Corporate Bonds	28.1%

Certificates of Deposit	21.7%

Time Deposits	5.2%

Total	100.0%

HSBC Investor N.Y. Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Note	68.6%

Tax Free Commercial Paper	30.1%

Cash and Equivalents	1.3%

Total	100.0%

HSBC Investor Tax-Free Money Market Fund

Investment Allocation	Percentage of Investments at Value

Variable Rate Notes	58.3%

Commercial Paper	36.2%

Municipal Bonds	5.1%

Cash Equivalents	0.4%

Total	100.0%

HSBC Investor U.S. Government Money Market Fund

Investment Allocation	Percentage of Investments at Value

U.S. Government Agencies	72.8%

Repurchase Agreements	27.2%

Total	100.0%

HSBC Investor U.S. Treasury Money Market Fund

Investment Allocation	Percentage of Investments at Value

U.S. Treasury Bills	100.0%

Total	100.0%

*          Portfolio composition is subject to change.

9	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Variable Rate Demand Notes—55.3%

	Principal Amount($)	Value($)

California – 55.3%
ABAG Finance Authority for Nonprofit Corps. Multi-family Revenue, Series A, 2.50%, 12/15/32, (Credit Support FNMA) (a)	1,975,000	1,975,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 2.30%, 9/1/23, (LOC Bank of America N.A.) (a)	615,000	615,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 2.35%, 8/1/31, (LOC Allied Irish Bank plc) (a)	345,000	345,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 2.35%, 8/1/34, (LOC Allied Irish Bank plc) (a)	1,050,000	1,050,000
ABAG Finance Authority for Nonprofit Corps. Revenue, Series A, 2.35%, 4/1/35, (LOC Allied Irish Bank plc) (a)	1,570,000	1,570,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 2.35%, 7/1/35, (LOC Wells Fargo Bank N.A., U.S. Bank N.A.) (a)	1,050,000	1,050,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 2.35%, 9/1/35, (LOC Bank of New York) (a)	500,000	500,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 2.35%, 9/1/36, (LOC Allied Irish Bank plc) (a)	1,525,000	1,525,000
ABAG Finance Authority for Nonprofit Corps. Revenue, 2.35%, 3/1/37, (LOC Bank of America N.A.) (a)	1,500,000	1,500,000
Affordable Housing Agency Multi- family Revenue, 2.24%, 9/15/33, (Credit Support FNMA) (a)	3,900,000	3,900,000
Alameda Public Financing Authority Multi-family Revenue, Series A, 2.35%, 5/15/35, (Credit Support FNMA) (a)	2,165,000	2,165,000
Alameda-Contra Costa Schools Financing Authority Certificates of Participation, Series A, 2.18%, 7/1/16, (LOC Bank of Nova Scotia) (a)	1,395,000	1,395,000
Alameda-Contra Costa Schools Financing Authority Certificates of Participation, Series G, 3.70%, 8/1/24, (Credit Support AMBAC, SPA Credit Local de France) (a)	3,300,000	3,300,000
Alameda-Contra Costa Schools Financing Authority Certificates of Participation, Series I, 3.70%, 8/1/29, (Credit Support AMBAC, SPA KBC Bank NV) (a)	1,045,000	1,045,000
Alvord Unified School District Certificates of Participation, 2.60%, 6/1/37, (Credit Support FSA, SPA Dexia Credit Local) (a)	1,600,000	1,600,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

California, continued
California Health Facilities Financing Authority Revenue, 2.60%, 9/1/15, (Credit Support MBIA, SPA California State Teacher’s Retirement) (a)	2,500,000	2,500,000
California Health Facilities Financing Authority Revenue, Series A, 6.00%, 10/1/19, (Credit Support AMBAC, SPA JP Morgan Chase Bank) (a)	1,500,000	1,500,000
California Housing Finance Agency Revenue, 4.15%, 8/1/23, AMT, (Credit Support AMBAC, SPA Lloyds TSB Bank plc) (a)	1,000,000	1,000,000
California Housing Finance Agency Revenue, Series B, 2.85%, 8/1/33, AMT, (Credit Support FSA, SPA Lloyds TSB Bank plc) (a)	3,000,000	3,000,000
California Infrastructure & Economic Development Bank Revenue, 2.35%, 9/1/37, (LOC Bank of New York) (a)	1,000,000	1,000,000
California Infrastructure & Economic Development Bank Revenue, 2.40%, 11/15/37, (LOC Bank of New York, California State Teacher’s Retirement) (a)	1,000,000	1,000,000
California Municipal Finance Authority Revenue, 2.35%, 9/1/36, (LOC Allied Irish Bank plc) (a)	2,500,000	2,500,000
California School Facilities Financing Corp. Certificates of Participation, Series C, 2.30%, 7/1/22, (LOC KBC Bank NV) (a)	570,000	570,000
California School Facilities Financing Corp. Certificates of Participation, 2.30%, 7/1/22, (LOC Allied Irish Bank plc) (a)	3,500,000	3,500,000
California State Department of Water Resources Power Supply Revenue, 2.23%, 5/1/11, (LOC Lloyds TSB Bank plc) (a)	900,000	900,000
California State Department of Water Resources Power Supply Revenue, Subseries G-7, 2.45%, 5/1/17, (Credit Support FSA, SPA Societe Generale) (a)	3,700,000	3,700,000
California State Department of Water Resources Power Supply Revenue, Series C-10, 2.40%, 5/1/22, (LOC Landesbank Hessen - Thuringen) (a)	1,470,000	1,470,000
California State Department of Water Resources Power Supply Revenue, Series B-2, 2.55%, 5/1/22, (LOC BNP Paribas) (a)	3,150,000	3,150,000
California State Economic Recovery GO, Series C-15, 2.35%, 7/1/23, (Credit Support FSA State Guaranteed, SPA Dexia Credit Local) (a)	1,875,000	1,875,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	10

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

California, continued
California State GO, Series C-1, 2.25%, 5/1/33, (LOC Landesbank Hessen - Thuringen, Bank of America N.A., Bank of Nova Scotia) (a)	915,000	915,000
California State GO, Series B-3, 2.58%, 5/1/33, (LOC BNP Paribas, Bank of New York, California State Teacher’s Retirement) (a)	1,400,000	1,400,000
California Statewide Communities Development Authority Multi-family Revenue, Series J, 2.24%, 9/1/29, (LOC Wells Fargo Bank N.A.) (a)	1,375,000	1,375,000
California Statewide Communities Development Authority Revenue, 2.35%, 5/1/35, (LOC Allied Irish Bank plc) (a)	900,000	900,000
California Statewide Communities Development Authority Revenue, 2.35%, 7/1/36, (LOC Allied Irish Bank plc) (a)	250,000	250,000
California Statewide Communities Development Authority Revenue, 2.30%, 2/1/37, (LOC U.S. Bank N.A.) (a)	1,700,000	1,700,000
Concord California Multi-family Mortgage Revenue, 2.70%, 7/15/18, (Credit Support FNMA) (a)	1,450,000	1,450,000
Eastern Municipal Water District Water & Sewer Certificates of Participation, Series A, 4.10%, 7/1/23, (Credit Support MBIA, SPA Lloyds TSB Bank plc) (a)	2,380,000	2,380,000
Fremont California Certificates of Participation, 3.70%, 8/1/32, (Credit Support AMBAC, SPA Dexia Credit Local) (a)	6,600,000	6,600,000
Grant Joint Union High School District Certificates of Participation, 2.50%, 12/1/30, (Credit Support FSA, SPA Dexia Credit Local) (a)	1,900,000	1,900,000
Irvine Public Facilities & Infrastructure Authority Lease Revenue, 2.50%, 11/1/10, (LOC State Street B&T Co.) (a)	1,085,000	1,085,000
Long Beach California Harbor Revenue, Series A, 3.00%, 5/15/27, AMT, (Credit Support MBIA, SPA Dexia Credit Local) (a)	600,000	600,000
Los Angeles California Certificates of Participation, Series A, 2.35%, 7/1/37, (LOC Allied Irish Bank plc) (a)	250,000	250,000
Los Angeles Community Redevelopment Agency Certificates of Participation, 2.40%, 12/1/14, (LOC Wells Fargo Bank N.A.) (a)	1,000,000	1,000,000
Los Angeles Community Redevelopment Agency Multi-family Housing Revenue, 2.30%, 4/1/30, (Credit Support FHLMC) (a)	1,520,000	1,520,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

California, continued
Los Angeles County California Multi- family Mortgage Revenue, 2.30%, 7/1/14, (Credit Support FHLMC) (a)	1,000,000	1,000,000
Los Angeles County Housing Authority Multi-family Housing Revenue, 2.30%, 5/1/33, (Credit Support FHLMC) (a)	1,625,000	1,625,000
Los Angeles Unified School District Certificates of Participation, Series A, 2.33%, 12/1/17, (LOC Bank of New York) (a)	1,000,000	1,000,000
M-S-R Public Power Agency San Juan Project Revenue, 2.77%, 7/1/22, (Credit Support MBIA, SPA Bank One N.A.) (a)	1,100,000	1,100,000
Modesto California Multi-family Housing Revenue, 2.33%, 5/15/31, (Credit Support FNMA) (a)	1,470,000	1,470,000
Monterey Peninsula Water Management District Certificates of Participation, 2.35%, 7/1/22, (LOC Bank of America N.A.) (a)	2,500,000	2,500,000
Moorpark Unified School District Certificates of Participation, Series A, 2.60%, 11/1/28, (Credit Support FSA, SPA Wachovia Bank N.A.) (a)	2,700,000	2,700,000
Morgan Hill Redevelopment Agency Tax Allocation, 2.30%, 9/1/33, (LOC Scotiabank) (a)	2,600,000	2,600,000
Oceanside California Multi-family Revenue, 2.39%, 8/1/17, (Credit Support FHLMC) (a)	1,680,000	1,680,000
Palmdale School District Certificates of Participation, 2.60%, 9/1/13, (Credit Support FSA, SPA Wachovia Bank N.A.) (a)	1,000,000	1,000,000
Perris California Unified High School District Certificates of Participation, 2.60%, 9/1/18, (Credit Support FSA, SPA Dexia Credit Local) (a)	1,520,000	1,520,000
Redondo Beach Public Financing Authority Revenue, 2.28%, 9/1/22, (LOC Allied Irish Bank plc) (a)	485,000	485,000
Redwood City California Certificates of Participation, 2.35%, 7/1/21, (LOC KBC Bank NV) (a)	1,680,000	1,680,000
Riverside County California Certificates of Participation, 2.48%, 12/1/15, (LOC State Street B&T Co.) (a)	1,000,000	1,000,000
Sacramento County California Certificates of Participation, 2.15%, 6/1/20, (LOC Bayerische Landesbank) (a)	3,400,000	3,400,000
San Bernardino County California Certificates of Participation, 2.15%, 11/1/25, (LOC BNP Paribas) (a)	3,250,000	3,250,000
San Diego County California Certificates of Participation, 2.30%, 11/1/30, (LOC Bank of America N.A.) (a)	515,000	515,000

11	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

California, continued
San Jacinto Unified School District Certificates of Participation, 2.60%, 10/1/10, (Credit Support FSA, SPA First Union National Bank) (a)	800,000	800,000
San Jose-Santa Clara Clean Water Financing Authority Sewer Revenue, 2.32%, 11/15/20, (Credit Support FSA, SPA Depfa Bank plc) (a)	1,300,000	1,300,000
San Mateo County Joint Powers Financing Authority Lease Revenue, 2.30%, 4/1/39, (LOC Depfa Bank) (a)	1,600,000	1,600,000
Santa Ana Housing Authority Multi- family Housing Revenue, 2.25%, 12/1/15, (Credit Support FNMA) (a)	555,000	555,000
Santa Ana Unified School District Certificates of Participation, 2.45%, 7/1/15, (LOC BNP Paribas) (a)	1,900,000	1,900,000
Santa Clara County Financing Authority Lease Revenue, 2.26%, 9/1/29, (LOC U.S. Bank N.A.) (a)	1,100,000	1,100,000
Santa Clara Valley Transportation Authority Sales Tax Revenue, Series B, 3.25%, 6/1/26, (Credit Support AMBAC, SPA Depfa Bank plc) (a)	5,990,000	5,990,000
Simi Valley Community Development Agency Multi-family Revenue, 2.30%, 5/1/10 (a)	1,000,000	1,000,000
Triunfo County Sanitation District Revenue, 2.58%, 6/1/19, (LOC BNP Paribas) (a)	1,500,000	1,500,000
Vallejo Housing Authority Multi-family Revenue, 2.70%, 5/15/22, (Credit Support FNMA) (a)	2,300,000	2,300,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $121,095,000)		121,095,000

Tax-Free Notes And Commercial Paper—37.5%

California – 37.5%
California State University Institute, Series A, 1.85%, 5/5/08, (LOC State Street Bank, JP Morgan Chase)	5,000,000	5,000,000
Chino Basin Regional Financing Authority, 2.62%, 5/5/08, (LOC State Street B&T)	3,860,000	3,860,000
Imperial Irrigation District Water System Project Revenue, Series A, 0.65%, 6/12/08, (LOC Citigroup)	8,600,000	8,600,000
Los Angeles County California GO, 4.50%, 6/30/08	3,000,000	3,004,174
Los Angeles County Capital Asset Leasing Corp., 1.95%, 6/4/08, (LOC Westdeutsche Landesbank, Bayerische Landesbank, Morgan Guaranty Trust Co.)	1,250,000	1,250,000
Los Angeles Department of Airports, Series A, 1.75%, 6/10/08, (LOC Citibank, State Street)	6,000,000	6,000,000

Tax-Free Notes And Commercial Paper, continued

	Principal Amount($)	Value($)

California, continued
Los Angeles Department of Airports, Series A, 1.85%, 6/10/08, (LOC Citibank, State Street)	4,000,000	4,000,000
Los Angeles Municipal Improvement Corp., Series A-2, 1.75%, 6/10/08, (LOC Bank of America)	1,000,000	1,000,000
Los Angeles Municipal Improvement Corp., Series A-2, 0.85%, 8/5/08, (LOC Bank of America)	2,200,000	2,200,000
Orange County Local Transportation Authority, Series A, 1.00%, 8/5/08, (LOC Dexia Credit Local, Bank of America, BNP Paribas, JP Morgan)	3,275,000	3,275,000
Riverside County of California Teeter Finance, Series B, 2.05%, 6/5/08, (LOC Bank of Nova Scotia)	7,022,000	7,022,000
Riverside County Transportation Commission, Series B, 1.75%, 5/7/08, (LOC Bank of America)	5,000,000	5,000,000
San Diego Regional Airport Authority, Series A, 1.80%, 6/3/08, (LOC Lloyds Bank)	10,000,000	10,000,000
San Gabriel Valley Council of Governments Alameda Corridor-East Construction Project, 0.85%, 8/6/08, (LOC Bayerische Landesbank)	10,000,000	10,000,000
San Joaquin County Transportation Authority Sales Tax Revenue, 1.80%, 7/10/08, (LOC Citibank N.A.)	3,000,000	3,000,000
Turlock Irrigation District, Series A, 1.20%, 8/7/08, (LOC Citibank N.A.)	1,000,000	1,000,000
Ventura County California GO, 4.50%, 7/1/08	3,000,000	3,004,292
Ventura County California Public Financing Authority Lease Revenue Notes, 2.10%, 6/9/08, (LOC Bank of Nova Scotia)	1,200,000	1,200,000
Ventura County California Public Financing Authority Lease Revenue Notes, 2.50%, 6/11/08, (LOC Bank of Nova Scotia)	3,550,000	3,550,000

TOTAL TAX-FREE NOTES AND COMMERCIAL PAPER (COST $81,965,466)		81,965,466

Investment Companies—4.8%

BlackRock Provident California Institutional Shares, 2.27%, (b)	10,300,000	10,300,000
Northern Institutional Tax Exempt Portfolio, 2.38%, (b)	172,256	172,256

TOTAL INVESTMENT COMPANIES (COST $10,472,256)		10,472,256

TOTAL INVESTMENTS (COST $213,532,722) — 97.6%		213,532,722

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	12

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Percentages indicated are based on net assets of $218,741,673.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

AMBAC	— American Municipal Bond Assurance Corp.
AMT	— Interest on security is subject to federal alternative minimum tax
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
LOC	— Letter of Credit
MBIA	— Municipal Bond Insurance Association
PLC	— Public Limited Co.
SPA	— Standby Purchase Agreement

13	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Corporate Obligations—28.0%

	Principal Amount($)	Value($)*

Asset Backed – 5.6%
K2 (USA) LLC
2.52%, 6/20/08 (a)(b)(c)(d)	50,000,000	49,850,500
2.78%, 6/13/08 (a)(b)(c)(d)	80,000,000	79,812,800
Links Finance LLC, 2.50%, 6/20/08 (a)(b)(c)(d)	100,000,000	99,699,000
Stanfield Victoria Funding LLC
0.00%, 1/25/08 (a)(b)(c)(d)(e)	21,000,000	17,658,900
0.00%, 3/3/08 (a)(b)(c)(d)(e)	40,000,000	33,636,000
0.00%, 7/15/08 (a)(b)(c)(d)(e)	42,000,000	35,317,800
Whistlejacket Capital LLC
0.00%, 5/15/08 (a)(b)(c)(d)(f)	50,000,000	47,230,000
0.00%, 6/23/08 (a)(b)(c)(d)(f)	75,000,000	70,845,000

		434,050,000

Banking – 15.5%
ANZ Banking Group, 3.35%, 5/1/09, Callable 3/2/09 @ 100 (a)(b)	75,000,000	75,000,000
Bank of America Corp., 3.21%, 4/3/09 (b)	80,000,000	80,000,000
BNP Paribas, 4.03%, 2/13/09 (b)	65,000,000	65,000,000
Credit Agricole, 2.83%, 4/22/09 (a)(b)	75,000,000	75,000,000
Lloyds TSB Group plc, 2.97%, 9/5/08 (a)(b)	200,000,000	199,980,288
National Australia Bank, 3.22%, 4/6/09 (a)(b)	60,000,000	60,000,000
Rabobank Nederland NV, 3.05%, 11/14/08 (a)(b)	190,000,000	190,000,000
Royal Bank of Canada, 3.23%, 5/15/09 (a)(b)	50,000,000	50,000,000
Santander U.S. Debt S.A., 2.66%, 9/19/08 (a)(b)	100,000,000	100,076,430
Svenska Handelsbanken, 2.71%, 9/12/08 (a)(b)	75,000,000	75,000,000
Wells Fargo & Co., 2.80%, 5/15/09 (b)	50,000,000	50,017,981
Westpac Banking Corp.
4.64%, 2/6/09 (a)(b)	100,000,000	99,969,835
2.71%, 9/15/08 (a)(b)	75,000,000	75,000,000

		1,195,044,534

Brokerage Services – 2.0%
Merrill Lynch & Co., 2.79%, 10/3/08 (b)	150,000,000	150,000,000

		150,000,000

Finance – 4.9%
Citigroup Funding, Inc., Series D, 2.36%, 10/3/08 (b)	50,000,000	49,821,154
Citigroup, Inc., 2.94%, 1/30/09 (b)	77,990,000	77,813,252
JP Morgan Chase & Co., Series C, 2.72%, 4/3/09 (b)	75,000,000	75,002,054
JP Morgan Chase & Co., 2.73%, 9/11/08, Callable 7/11/08 @ 100 (b)	150,000,000	150,000,000
Morgan Stanley, 2.98%, 9/26/08 (b)	25,000,000	24,950,891

		377,587,351

TOTAL CORPORATE OBLIGATIONS (COST $2,180,622,180)		2,156,681,885

Commercial Paper And Notes—44.8%

	Principal Amount($)	Value($)*

Asset Backed – 1.3%
Morrigan TRR Funding LLC, 3.25%, 5/15/08 (a)(g)	100,000,000	99,875,555

Banking – 32.2%
Abbey National N.A. LLC, 2.51%, 6/20/08, (LOC Abbey National plc) (g)	125,000,000	124,572,917
Allied Irish Banks N.A.
2.93%, 7/7/08, (LOC Allied Irish Banks) (a)(g)	50,000,000	49,733,861
3.05%, 5/12/08, (LOC Allied Irish Banks) (a)(g)	100,000,000	99,908,944
3.20%, 5/30/08, (LOC Allied Irish Banks) (a)(g)	100,000,000	99,748,667
ANZ Banking Group, 2.81%, 8/4/08 (a) (g)	75,000,000	74,455,730
ANZ National (Int’l) Ltd.
2.73%, 6/12/08, (LOC ANZ National Bank Ltd.) (a)(g)	31,490,000	31,391,541
2.99%, 6/3/08, (LOC ANZ National Bank Ltd.) (a)(g)	75,000,000	74,798,562
Bank of America Corp.
2.56%, 5/19/08 (g)	100,000,000	99,874,000
2.91%, 7/18/08 (g)	75,000,000	74,538,500
Bank of Nova Scotia
2.56%, 6/26/08 (g)	150,000,000	149,414,333
2.73%, 5/1/08 (g)	75,000,000	75,000,000
Bank of Scotland plc
2.71%, 9/2/08 (g)	50,000,000	49,545,333
2.84%, 6/6/08 (g)	50,000,000	49,860,500
3.09%, 5/8/08 (g)	50,000,000	49,970,639
Depfa Bank plc, 2.86%, 6/18/08 (a)(g)	78,500,000	78,205,887
Dexia Delaware LLC
2.75%, 7/8/08, (LOC Dexia Credit Local) (g)	175,000,000	174,109,154
2.91%, 5/27/08, (LOC Dexia Credit Local) (g)	175,000,000	174,639,611
Lloyds TSB Bank plc, 2.73%, 5/28/08 (g)	50,000,000	49,899,125
National Australia Funding, 2.74%, 7/14/08, (LOC National Australia Bank Ltd.) (a)(g)	150,000,000	149,173,667
Royal Bank of Scotland plc, 3.07%, 5/28/08 (g)	50,000,000	49,887,313
Scotiabank, Inc., 2.68%, 6/11/08, (LOC Scotia Bank) (a)(g)	50,000,000	49,850,237
State Street Corp.
2.66%, 5/2/08 (g)	100,000,000	99,992,722
2.66%, 5/12/08 (g)	100,000,000	99,919,944
Swedbank Mortgage AB
3.00%, 5/23/08 (g)	75,000,000	74,864,791
3.17%, 6/23/08 (g)	100,000,000	99,545,083
UBS Finance Delaware LLC
2.93%, 8/5/08, (LOC UBS AG) (g)	100,000,000	99,238,667
3.18%, 6/30/08, (LOC UBS AG) (g)	100,000,000	99,484,167
Westpac Banking Corp., 3.05%, 5/7/08 (a)(g)	75,000,000	74,962,625

		2,476,586,520

Diversified – 1.9%
General Electric Co., 2.59%, 8/7/08 (g)	150,000,000	148,966,917

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	14

HSBC INVESTOR MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Commercial Paper And Notes, continued

	Principal Amount($)	Value($)*

Finance – 9.4%
American Express Credit Corp., 2.85%, 9/2/08 (g)	75,000,000	74,274,083
ASB Finance Ltd., 3.06%, 5/2/08 (a)(g)	120,000,000	119,989,867
BNP Paribas Finance, Inc., 2.67%, 5/30/08, (LOC BNP Paribas) (g)	100,000,000	99,788,945
CBA Delaware Finance
3.05%, 5/21/08, (LOC Commonwealth Bank Australia) (g)	100,000,000	99,833,889
3.06%, 5/28/08 (g)	100,000,000	99,775,000
Morgan Stanley, 2.87%, 6/13/08 (g)	56,000,000	55,811,373
Santander Central Hispano Finance, 3.00%, 6/27/08 (g)	75,000,000	74,652,062
Sheffield Receivables Corp., 2.94%, 5/21/08 (a)(g)	100,000,000	99,839,445

		723,964,664

TOTAL COMMERCIAL PAPER AND NOTES (COST $3,449,393,656)		3,449,393,656

Certificates of Deposit—21.7%

Banking – 21.7%
ABN AMRO Bank NV
2.79%, 5/14/08	100,000,000	100,000,000
2.83%, 9/5/08	75,000,000	75,000,000
3.10%, 5/28/08	100,000,000	100,000,000
American Express Centurion, 2.85%, 7/31/08	100,000,000	100,000,000
Bank of Scotland plc, N.Y.
2.77%, 9/15/08	50,000,000	50,000,000
4.61%, 5/6/09, Callable 5/6/08 @ 100 (b)	125,000,000	125,000,000
Barclays Bank plc, N.Y., 2.86%, 1/16/09 (b)	100,000,000	100,000,000
BNP Paribas, N.Y.
2.69%, 9/15/08	50,000,000	50,000,000
3.09%, 5/28/08	100,000,000	100,000,000
Calyon, N.Y., 2.35%, 5/19/08 (b)	93,000,000	93,002,185
Canadian Imperial Bank of Commerce, N.Y., 3.14%, 5/27/08 (b)	100,000,000	100,003,041
Deutsche Bank, N.Y., 2.81%, 4/21/09 (b)	100,000,000	100,000,000
KBC Bank NV, N.Y., 2.85%, 6/2/08	100,000,000	100,000,000
Norinchukin Bank, N.Y., 3.00%, 5/5/08	100,000,000	100,000,000
Royal Bank of Canada, N.Y., 2.50%, 8/4/08 (b)	100,000,000	100,000,000
Royal Bank of Scotland plc, N.Y., 2.70%, 9/8/08	100,000,000	100,000,000
Toronto Dominion Bank, N.Y.
2.65%, 9/2/08	100,000,000	100,003,410
2.84%, 8/6/08	75,000,000	75,000,000

TOTAL CERTIFICATES OF DEPOSIT (COST $1,668,008,636)		1,668,008,636

Time Deposits—5.2%

	Principal Amount($)	Value($)*

KBC Bank Nevada Brussels, 2.44%, 5/1/08	100,000,000	100,000,000
Societe Generale Cayman, 2.50%, 5/1/08	295,136,000	295,136,000

TOTAL TIME DEPOSITS (COST $395,136,000)		395,136,000

TOTAL INVESTMENTS (COST $7,693,160,472) — 99.7%		7,669,220,177

Capital Support Agreement —

See note 6 to the notes to financial statements

Issuer	Expiration Date	Value($)

HSBC Group Investment	December 31, 2008	$12,596,944
Businesses Limited

*	Value represents amortized cost except for securities noted with footnote (d).

Percentages indicated are based on net assets of $7,691,551,533.

(a)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(b)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c)

Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 5.6% of total net assets.

(d)

Security is covered by a Capital Support Agreement with HSBC Group Investment Businesses Limited as discussed more fully in the notes to financial statements. The value presented reflects fair value, and in total, these securities are 5.6% of net assets at April 30, 2008.

(e)

The Fund did not receive any interest payments related to the Stanfield Victoria Funding LLC holdings scheduled to mature on 1/25/08 and 7/15/08. The Stanfield Victoria Funding LLC holdings scheduled to mature on 1/25/08 and 3/3/08 defaulted on the principal and interest payments on such dates. Consequently, the Fund stopped accruing prospective interest amounts effective January 28, 2008.

(f)

The Fund did not receive any interest payments related to the Whistlejacket Capital LLC holdings scheduled to mature on 5/15/08 and 6/23/08. Consequently the Fund stopped accruing prospective interest amounts effective March 27, 2008.

(g)	Discount note. Rate presented represents the effective yield at time of purchase.

LLC — Limited Liability Co.
LOC — Letter of Credit
PLC — Public Limited Co.

15	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Variable Rate Demand Notes—67.4%

	Principal Amount($)	Value($)

New York – 67.4%
Albany IDA Civic Facility Revenue, 2.45%, 5/1/27, (LOC KeyBank N.A.) (a)	1,660,000	1,660,000
Babylon IDA Resource Recovery Revenue, 2.50%, 1/1/19, (Credit Support FSA, SPA J.P. Morgan Chase Bank) (a)	5,500,000	5,500,000
Columbia County IDA Civic Facility Revenue, Series A, 2.45%, 7/1/33, (LOC KeyBank N.A.) (a)	5,865,000	5,865,000
Dutchess County IDA Civic Facility Revenue, Series A, 2.30%, 7/1/38, (LOC KeyBank N.A.) (a)	7,000,000	7,000,000
Erie County Water Authority Revenue, Series B, 2.50%, 12/1/16, (Credit Support AMBAC, SPA Depfa Bank plc) (a)	7,000,000	7,000,000
Franklin County IDA Civic Facility Revenue, 2.65%, 5/1/19, (LOC Fleet National Bank) (a)	1,090,000	1,090,000
Guilderland IDA Revenue, Series A, 2.65%, 12/1/08, (LOC Fleet Bank of New York) (a)(b)	1,500,000	1,500,000
Long Island Power Authority Electrical Systems Revenue, Sub-series 7, Sub-series 7B, 4.20%, 4/1/25, (Credit Support MBIA, SPA Fortis Bank) (a)	1,200,000	1,200,000
Long Island Power Authority Electrical Systems Revenue, Series H, 2.60%, 12/1/29, (Credit Support FSA, SPA Dexia Credit Local) (a)	9,595,000	9,595,000
Long Island Power Authority Electrical Systems Revenue, 2.62%, 12/1/29, (Credit Support FSA, SPA Dexia Credit Local) (a)	8,930,000	8,930,000
Long Island Power Authority Electrical Systems Revenue, 2.70%, 5/1/33, (LOC Westdeutsche Landesbank) (a)	3,050,000	3,050,000
Metropolitan Transportation Authority Revenue, Series D2, 2.30%, 11/1/32, (Credit Support FSA, SPA Dexia Credit Local) (a)	8,710,000	8,710,000
Metropolitan Transportation Authority Revenue, Sub-series E1, 2.20%, 11/1/35, (LOC Fortis Bank) (a)	21,090,000	21,090,000
Metropolitan Transportation Authority Revenue, Sub-series E2, 2.35%, 11/1/35, (LOC Fortis Bank S.A./N.V.) (a)	7,800,000	7,800,000
Monroe County IDA Civic Facility Revenue, 2.43%, 1/15/32, (LOC J.P. Morgan Chase Bank) (a)	4,000,000	4,000,000
Monroe County IDA Civic Facility Revenue, 2.50%, 4/1/35, (LOC J.P. Morgan Chase Bank) (a)	4,050,000	4,050,000
Monroe County IDA Civic Facility Revenue, 2.43%, 6/1/36, (LOC J.P. Morgan Chase Bank) (a)	4,000,000	4,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

New York, continued
Monroe County IDA Civic Facility Revenue, 2.65%, 2/1/38, (LOC J.P. Morgan Chase Bank) (a)	2,000,000	2,000,000
Monroe County IDA Civic Facility Revenue, 2.50%, 4/1/38, (LOC J.P. Morgan Chase Bank) (a)	2,200,000	2,200,000
Nassau County GO, Series A, 2.45%, 12/1/23, (LOC Bank of America N.A.) (a)	15,000,000	15,000,000
Nassau County Interim Finance Authority Revenue, Series A, 2.45%, 11/15/22, (Credit Support FSA, SPA Dexia Credit Local) (a)	1,480,000	1,480,000
Nassau County Interim Finance Authority Revenue, 2.60%, 11/15/22, (Credit Support FSA, SPA BNP Paribas) (a)	13,090,000	13,090,000
Nassau Health Care Corp. Revenue, Sub-series 2004-C2, 2.35%, 8/1/29, (Credit Support FSA County Guaranteed, SPA Dexia Credit Local) (a)	2,800,000	2,800,000
New York City Capital Resources Corp. Revenue, Series B1, 2.39%, 7/1/37, (LOC Bank of America N.A.) (a)	5,920,000	5,920,000
New York City GO, Series F2, 2.35%, 2/15/12, (LOC Depfa Bank plc) (a)	10,000,000	10,000,000
New York City GO, Series H, Sub-series H6, 3.50%, 8/1/12, (Credit Support MBIA, SPA Dexia Credit Local France) (a)	300,000	300,000
New York City GO, 2.60%, 2/15/16, (LOC Bayerische Landesbank) (a)	4,580,000	4,580,000
New York City GO, Series J, Sub-series J2, 2.90%, 2/15/16, (LOC Westdeutsche Landesbank) (a)	4,800,000	4,800,000
New York City GO, Sub-series A7, 2.35%, 8/1/20, (LOC Morgan Guaranty Trust) (a)	1,000,000	1,000,000
New York City GO, Sub-series A7, 2.35%, 8/1/21, (LOC Morgan Guaranty Trust) (a)	1,050,000	1,050,000
New York City GO, Series B, Sub-series B5, 2.50%, 8/15/22, (Credit Support MBIA) (a)	4,500,000	4,500,000
New York City GO, Series B2, Sub-series B9, 3.00%, 8/15/23, (LOC J.P. Morgan Chase Bank) (a)	6,700,000	6,700,000
New York City GO, Series B, Sub-series B8, 2.60%, 8/15/24, (LOC Bayerische Landesbank) (a)	7,370,000	7,370,000
New York City GO, 2.20%, 9/1/35, (LOC Royal Bank of Scotland) (a)	11,475,000	11,475,000
New York City Housing Development Corp. Multi-family Housing Revenue, Series A, 2.35%, 4/1/31, (Credit Support FHLMC) (a)	1,135,000	1,135,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	16

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

New York, continued
New York City Housing Development Corp. Multi-family Mortgage Revenue, 2.40%, 6/15/32, (Credit Support FNMA) (a)	5,680,000	5,680,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 2.50%, 12/1/36, (LOC Landesbank Hessen) (a)	22,935,000	22,935,000
New York City Housing Development Corp. Multi-family Mortgage Revenue, 2.40%, 6/1/39, (LOC Landesbank Hessen) (a)	18,195,000	18,195,000
New York City IDA Civic Facility Revenue, 3.10%, 5/1/21, (LOC J.P. Morgan Chase Bank) (a)	2,700,000	2,700,000
New York City IDA Civic Facility Revenue, 2.46%, 12/30/21, (LOC Allied Irish Bank plc) (a)	1,400,000	1,400,000
New York City IDA Civic Facility Revenue, 2.45%, 7/1/30, (LOC KeyBank N.A.) (a)	1,385,000	1,385,000
New York City IDA Civic Facility Revenue, 2.46%, 9/30/31, (LOC Allied Irish Bank plc) (a)	1,450,000	1,450,000
New York City IDA Civic Facility Revenue, 2.42%, 4/1/32, (LOC Allied Irish Bank plc) (a)	3,000,000	3,000,000
New York City IDA Civic Facility Revenue, 2.37%, 11/1/32, (LOC Wachovia Bank) (a)	7,300,000	7,300,000
New York City IDA Civic Facility Revenue, 2.46%, 12/1/34, (LOC Allied Irish Bank plc) (a)	6,200,000	6,200,000
New York City IDA Civic Facility Revenue, 2.46%, 12/1/34, (LOC Allied Irish Bank plc) (a)	4,610,000	4,610,000
New York City IDA Civic Facility Revenue, 2.37%, 6/1/36, (LOC Wachovia Bank N.A.) (a)	5,000,000	5,000,000
New York City IDA Civic Facility Revenue, 2.43%, 12/1/36, (LOC J.P. Morgan Chase Bank) (a)	4,515,000	4,515,000
New York City IDA Civic Facility Revenue, 2.50%, 11/1/39, (LOC Bank of America, Citibank N.A.) (a)	5,000,000	5,000,000
New York City IDA Special Facility Revenue, Series B, 2.39%, 5/1/33, (LOC Bank of America N.A.) (a)	2,960,000	2,960,000
New York City Municipal Water Finance Authority Revenue, 2.30%, 6/15/33, (SPA J.P. Morgan Chase Bank) (a)	14,375,000	14,375,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Sub-series B4, 2.31%, 6/15/23, (SPA BNP Paribas) (a)	2,000,000	2,000,000
New York City Municipal Water Finance Authority Water & Sewer System Revenue, Sub-series B2, 2.50%, 6/15/24, (SPA Lloyds TSB Bank plc) (a)	1,000,000	1,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

New York, continued
New York City Transitional Finance Authority Revenue, Series 3, Sub-series 3G, 2.40%, 11/1/22, (SPA Bank of New York) (a)	2,185,000	2,185,000
New York City Transitional Finance Authority Revenue, Series 3, Sub-series 3D, 2.43%, 11/1/22, (SPA Dexia Credit Local) (a)	11,375,000	11,375,000
New York City Transitional Finance Authority Revenue, Series 3, Sub-series 3C, 2.43%, 11/1/22, (SPA Dexia Credit Local) (a)	6,145,000	6,145,000
New York City Transitional Finance Authority Revenue, Series 1, Sub-series 1A, 2.60%, 11/1/22, (Liquidity Facility Landesbank Hessen - Thuringen) (a)	1,800,000	1,800,000
New York City Transitional Finance Authority Revenue, Series A2, 2.60%, 11/15/22, (SPA J.P. Morgan Chase Bank) (a)	4,300,000	4,300,000
New York City Transitional Finance Authority Revenue, Series A2, 2.60%, 11/15/27, (SPA Bank of Nova Scotia) (a)	6,100,000	6,100,000
New York City Transitional Finance Authority Revenue, Series A1, 2.65%, 11/15/28, (SPA Westlandesbank AG) (a)	2,000,000	2,000,000
New York City Transitional Finance Authority Revenue, Series A, 2.65%, 2/15/30, (SPA J.P. Morgan Chase Bank) (a)	6,000,000	6,000,000
New York City Trust for Cultural Resources Revenue, Series A, 3.50%, 4/1/21, (Credit Support MBIA, SPA Landesbank Hessen - Thuringen) (a)	8,120,000	8,120,000
New York City Trust for Cultural Resources Revenue, 2.45%, 7/1/36, (LOC Wachovia Bank N.A.) (a)	2,695,000	2,695,000
New York Local Government Assistance Corp., 2.40%, 4/1/18, (Credit Support FSA, SPA KBC Bank) (a)	2,000,000	2,000,000
New York Local Government Assistance Corp., 2.35%, 4/1/25, (LOC Societe Generale) (a)	11,850,000	11,850,000
New York Local Government Assistance Corp., 2.40%, 4/1/25, (LOC Bank of Nova Scotia) (a)	20,200,000	20,200,000
New York State Dormitory Authority Revenue, 2.70%, 2/15/21, (Credit Support FSA, SPA Dexia Credit Local) (a)	7,900,000	7,900,000
New York State Dormitory Authority Revenue, 2.45%, 7/1/25, (LOC Fleet National Bank) (a)	3,000,000	3,000,000
New York State Dormitory Authority Revenue, 2.20%, 7/1/30, (SPA J.P. Morgan Chase Bank) (a)	7,900,000	7,900,000

17	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

New York, continued
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B1, 3.37%, 7/1/24, (Credit Support MBIA, SPA Wachovia Bank N.A.) (a)	1,700,000	1,700,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series A1, 3.50%, 7/1/27, (Credit Support MBIA, SPA Wachovia Bank N.A.) (a)	1,250,000	1,250,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series C, 2.50%, 7/1/37, (SPA Bank of America N.A.) (a)	1,000,000	1,000,000
New York State Dormitory Authority Revenue, Non State Supported Debt, Series B, 2.45%, 5/15/39, (LOC Bayerische Landesbank) (a)	3,000,000	3,000,000
New York State Energy Research & Development Authority Facilities Revenue, Sub-series A1, 2.47%, 5/1/39, (LOC Wachovia Bank N.A.) (a)	2,500,000	2,500,000
New York State Energy Research & Development Authority Facilities Revenue, 2.75%, 11/1/39, AMT, (LOC Citibank N.A.) (a)	1,000,000	1,000,000
New York State GO, Series G, 3.20%, 11/30/18, (LOC Westdeutsche Landesbank) (a)	16,380,000	16,380,000
New York State GO, 2.70%, 8/1/19, (LOC Bayerische Helaba) (a)	2,740,000	2,740,000
New York State GO, 3.20%, 3/13/20, (LOC Dexia Credit Local) (a)	13,000,000	13,000,000
New York State GO, 2.80%, 3/15/30, (LOC Dexia Credit Local) (a)	7,800,000	7,800,000
New York State Housing Finance Agency Revenue, 3.60%, 5/15/31, AMT, (Credit Support FNMA) (a)	1,700,000	1,700,000
New York State Housing Finance Agency Revenue, Series A, 2.60%, 5/15/32, AMT, (Credit Support FNMA) (a)	1,600,000	1,600,000
New York State Housing Finance Agency Revenue, 2.45%, 5/15/33, AMT, (Credit Support FNMA) (a)	1,100,000	1,100,000
New York State Housing Finance Agency Revenue, 2.50%, 5/15/34, (Credit Support FNMA) (a)	19,700,000	19,700,000
New York State Housing Finance Agency Revenue, Series A, 3.35%, 5/15/34, (Credit Support FNMA) (a)	1,400,000	1,400,000
New York State Housing Finance Agency Revenue, Series A, 2.50%, 5/1/35, (Credit Support FHLMC) (a)	9,365,000	9,365,000
New York State Housing Finance Agency Revenue, Series A, 2.50%, 11/1/36, (LOC Bank of New York) (a)	7,700,000	7,700,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

New York, continued
New York State Housing Finance Agency Revenue, Series A, 2.60%, 11/1/36, (LOC Landesbank Hessen - Thuringen) (a)	16,255,000	16,255,000
New York State Housing Finance Agency Revenue, 2.50%, 11/15/36, (Credit Support FNMA) (a)	16,850,000	16,850,000
New York State Housing Finance Agency Revenue, Series A, 2.43%, 11/1/37, (LOC Landesbank Hessen - Thuringen) (a)	3,200,000	3,200,000
New York State Housing Finance Agency Revenue, 2.62%, 11/15/37, (Credit Support FNMA) (a)	15,000,000	15,000,000
New York State Housing Finance Agency Revenue, Series A, 2.45%, 11/1/39, AMT, (LOC Citibank N.A.) (a)	9,700,000	9,700,000
New York State Housing Finance Agency Revenue, 2.55%, 11/1/41, AMT, (LOC Bank of New York) (a)	10,000,000	10,000,000
New York State Local Government Assistance Corp. Revenue, Series A, 2.65%, 4/1/22, (Credit Support GO of Corp., LOC Bayerische Landesbank, Westdeutsche Landesbank) (a)	2,500,000	2,500,000
New York State Local Government Assistance Corp. Revenue, Series 4V, 2.70%, 4/1/22, (Credit Support FSA, SPA Westlandesbank AG) (a)	8,300,000	8,300,000
New York State Local Government Assistance Corp. Revenue, Series C, 2.40%, 4/1/25, (LOC Landesbank Hessen - Thuringen) (a)	1,239,000	1,239,000
New York State Power Authority, Finance & Administration, 2.10%, 3/1/20, (Liquidity Facility Bank of Novia Scotia) (a)	11,000,000	11,000,000
Newburgh IDA Civic Facility Revenue, 2.45%, 10/1/30, (LOC KeyBank N.A.) (a)	3,500,000	3,500,000
Oneida County IDA Civic Facility Revenue, 2.42%, 11/1/37, (LOC KeyBank N.A.) (a)	7,420,000	7,420,000
Oneida County IDA Civic Facility Revenue, 2.42%, 11/1/37, (LOC KeyBank N.A.) (a)	3,000,000	3,000,000
Oneida County IDA Revenue, 2.72%, 9/15/32, (Credit Support MBIA, SPA Bank of New York) (a)	2,875,000	2,875,000
Onondaga County IDA Civic Facility Revenue, Series A, 2.58%, 1/1/23, (LOC KeyBank N.A.) (a)	7,510,000	7,510,000
Onondaga County IDA Civic Facility Revenue, Series A, 2.58%, 7/1/33, (LOC KeyBank N.A.) (a)	4,000,000	4,000,000
Orange County IDA Civic Facility Revenue, 2.45%, 7/1/32, (LOC KeyBank N.A.) (a)	4,000,000	4,000,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	18

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

New York, continued
Otsego County IDA Civic Facility Revenue, Series A, 2.44%, 5/1/27, (LOC KeyBank N.A.) (a)	4,375,000	4,375,000
Saratoga County IDA Civic Facility Revenue, Series A, 2.45%, 12/1/32, (LOC KeyBank N.A.) (a)	3,945,000	3,945,000
Schenectady County IDA Civic Facility Revenue, Series B, 2.45%, 8/1/33, (LOC KeyBank N.A.) (a)	2,205,000	2,205,000
Schenectady County IDA Revenue, Series A, 2.65%, 6/1/09, (LOC Fleet Bank of New York) (a)	1,000,000	1,000,000
St. Lawrence County IDA, 2.45%, 12/1/31, (LOC KeyBank N.A.) (a)	3,800,000	3,800,000
Suffolk County Water Authority, 2.40%, 12/1/09, (SPA Bank of Nova Scotia) (a)	1,200,000	1,200,000
Syracuse IDA Civic Facility Revenue, Series A, 2.53%, 1/1/23, (LOC Fleet National Bank) (a)	10,950,000	10,950,000
Syracuse IDA Civic Facility Revenue, Series A, 2.58%, 1/1/23, (LOC KeyBank N.A.) (a)	9,000,000	9,000,000
Syracuse IDA Civic Facility Revenue, Series B, 2.58%, 1/1/23, (LOC KeyBank N.A.) (a)	3,925,000	3,925,000
Syracuse IDA Civic Facility Revenue, Series A, 2.58%, 1/1/33, (LOC KeyBank N.A.) (a)	5,000,000	5,000,000
Triborough Bridge & Tunnel Authority Revenue, Sub-series CD, 2.43%, 1/1/19, (Credit Support FSA, SPA Lloyds TSB Bank plc) (a)	15,000,000	15,000,000
Triborough Bridge & Tunnel Authority Revenue, Series C, 6.00%, 1/1/32, (Credit Support AMBAC, SPA Bayerische Landesbank) (a)	27,945,000	27,945,000
Westchester County IDA Civic Facility Revenue, 2.45%, 7/1/30, (LOC KeyBank N.A.) (a)	2,745,000	2,745,000
Westchester County IDA Civic Facility Revenue, 2.46%, 12/1/32, (LOC Allied Irish Bank plc) (a)	5,980,000	5,980,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $727,069,000)		727,069,000

Tax-Free Notes And Commercial Paper—29.6%

New York – 29.6%
Long Island Power Authority, Series CP1, 1.55%, 9/4/08, (LOC J.P. Morgan Chase Bank)	16,800,000	16,800,000
Long Island Power Authority Electrical Systems Revenue, 5.13%, 12/1/16, (Credit Support FSA), Pre-refunded 6/1/08 @ 101	20,000,000	20,231,517
Long Island Power Authority Electrical Systems Revenue, 5.13%, 12/1/22, (Credit Support FSA), Pre-refunded 6/1/08 @ 101	2,420,000	2,451,599

Tax-Free Notes And Commercial Paper, continued

	Principal Amount($)	Value($)

New York, continued
Long Island Power Authority Electrical Systems Revenue, Series A, 5.75%, 12/1/24, Pre-refunded 6/1/08 @ 101	6,000,000	6,071,964
Long Island Power Authority Electrical Systems Revenue, Series A, 5.25%, 12/1/26, Pre-refunded 6/1/08 @ 101	13,580,000	13,764,601
Metropolitan Transportation Authority, Series 1B, Sub-series B, 2.35%, 6/9/08, (LOC ABN Amro Bank N.V.)	16,500,000	16,500,000
Metropolitan Transportation Authority, Series 1C, Sub-series C, 2.10%, 6/10/08, (LOC ABN Amro Bank N.V.)	20,000,000	20,000,000
Metropolitan Transportation Authority, Series 1B, Sub-series B, 1.95%, 7/10/08, (LOC ABN Amro Bank N.V.)	25,000,000	25,000,000
Metropolitan Transportation Authority, Series 1C, Sub-series C, 0.95%, 8/6/08, (LOC ABN Amro Bank N.V.)	25,000,000	25,000,000
Metropolitan Transportation Authority, Series 1B, Sub-series B, 1.25%, 8/8/08, (LOC ABN Amro Bank N.V.)	13,000,000	13,000,000
Nassau County Sewer & Storm Water Finance Authority, 1.50%, 5/14/08, (LOC Bank of America)	12,320,000	12,320,000
Nassau County Sewer & Storm Water Finance Authority, 2.00%, 5/20/08, (LOC Bank of America)	40,675,000	40,675,000
New York City Municipal Water Regional Authority, Series 5A, 1.95%, 5/1/08, (LOC Landesbank Hessen-Thuringen, Bayerische Landesbank, Westdeutsche Landesbank)	21,700,000	21,700,000
New York State GO, Series 98A, 1.55%, 5/2/08, (LOC Morgan Guaranty)	14,600,000	14,600,000
New York State GO, Series 97A, 1.38%, 8/7/08, (LOC Bayerische Landesbank, Helaba)	21,350,000	21,350,000
Suffolk County, GO, 3.50%, 8/14/08	50,000,000	50,098,906

TOTAL TAX-FREE NOTES AND COMMERCIAL PAPER (COST $319,563,587)		319,563,587

Investment Company – 1.3%

BlackRock Liquidity New York Money Fund Portfolio Institutional Shares, 2.27% (c)	14,228,105	14,228,105

TOTAL INVESTMENT COMPANY (COST $14,228,105)		14,228,105

TOTAL INVESTMENTS (COST $1,060,860,692) — 98.3%		1,060,860,692

19	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Percentages indicated are based on net assets of $1,079,705,529.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

AMBAC	— American Municipal Bond Assurance Corp.
AMT	— Interest on security is subject to federal alternative minimum tax
FHLMC	— Federal Home Loan Mortgage Corporation
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
IDA	— Industrial Development Agency
LOC	— Letter of Credit
MBIA	— Municipal Bond Insurance Association
PLC	— Public Limited Co.
SPA	— Standby Purchase Agreement

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	20

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Variable Rate Demand Notes—61.9%

	Principal Amount($)	Value($)

Alabama – 1.4%
Birmingham Alabama Medical Clinic Board Revenue, 2.70%, 12/1/26, (LOC Suntrust Bank) (a)	2,000,000	2,000,000
Arizona – 1.4%
Yavapai County Arizona Highway Construction Advancement Revenue, 2.40%, 7/1/18, (LOC Landesbank Hessen - Thuringen) (a)	1,000,000	1,000,000
Yuma Arizona Industrial Development Authority Multi-family Revenue, 2.44%, 4/15/33, (Credit Support FNMA) (a)	1,050,000	1,050,000

		2,050,000

Colorado – 2.0%
Colorado Housing & Finance Authority Revenue, Class III-A3, 3.55%, 10/1/36, (Credit Support MBIA, SPA Depfa Bank plc) (a)	2,800,000	2,800,000
District of Columbia – 2.7%
District of Columbia GO, Series A, 2.80%, 6/1/15, (Credit Support FSA, SPA Dexia Credit Local) (a)	1,815,000	1,815,000
District of Columbia Revenue, Series A, 4.50%, 12/1/15, (Credit Support AMBAC, SPA Suntrust Bank) (a)	2,000,000	2,000,000

		3,815,000

Florida – 4.6%
Broward County Florida Housing Finance Authority Multi-family Housing Revenue, 2.60%, 12/1/29, (Credit Support Freddie Mac) (a)	2,000,000	1,999,981
Capital Trust Agency Florida Multi- family Revenue, 2.45%, 11/15/34, (Credit Support FNMA) (a)	1,235,000	1,235,000
Florida Housing Finance Agency Revenue, 2.70%, 9/15/26, (Credit Support FNMA) (a)	1,600,000	1,600,000
Orange County Florida Housing Finance Authority Multi-family Revenue, 2.61%, 7/1/32, (Credit Support Freddie Mac) (a)	1,000,000	999,981
Volusia County Florida Housing Finance Authority Multi-family Revenue, 2.60%, 10/15/32, (Credit Support FNMA) (a)	700,000	699,998

		6,534,960

Georgia – 8.1%
Conyers-Rockdale-Big Haynes Georgia Impoundment Authority Revenue, 2.58%, 7/1/22, (Credit Support FSA County Guaranteed, SPA Wachovia Bank N.A.) (a)	2,790,000	2,790,000
De Kalb County Georgia Housing Authority Multi-family Housing Revenue, 2.45%, 12/1/25, (Credit Support Freddie Mac) (a)	1,000,000	1,000,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

Georgia, continued
De Kalb Private Hospital Authority Georgia Revenue, Series A, 2.58%, 12/1/17, (LOC Suntrust Bank, Atlanta) (a)	1,700,000	1,700,000
Fulton County Georgia Development Authority Educational Facilities Revenue, 2.40%, 4/1/24, (LOC Wachovia Bank N.A.) (a)	1,000,000	1,000,000
Georgia State Ports Authority Revenue, 2.70%, 8/1/11, (LOC Suntrust Bank) (a)	1,300,000	1,300,000
Gwinnett County Georgia Development Authority Revenue, 2.44%, 3/1/21, (LOC Suntrust Bank) (a)	1,000,000	1,000,000
Roswell Georgia Housing Authority Multi-family Revenue, 2.44%, 11/15/32, (Credit Support FNMA) (a)	1,300,000	1,300,000
Roswell Georgia Housing Authority Multi-family Revenue, 2.59%, 6/15/25, (Credit Support FNMA) (a)	1,400,000	1,400,000

		11,490,000

Illinois – 3.5%
Illinois Development Finance Authority Revenue, 2.85%, 6/1/37, (LOC Bank One N.A.) (a)	2,000,000	2,000,000
Illinois Finance Authority Revenue, 2.65%, 12/1/37, (LOC J.P. Morgan Chase Bank) (a)	1,000,000	1,000,000
Illinois Finance Authority Revenue, 2.65%, 4/1/37, (LOC J.P. Morgan Chase Bank) (a)	600,000	600,000
Illinois Finance Authority Revenue, 2.75%, 3/1/36, (LOC J.P. Morgan Chase Bank) (a)	1,300,000	1,300,000

		4,900,000

Indiana – 2.6%
Health Facilities Financing Authority Hospital Revenue, 2.92%, 11/1/20, (LOC National City Bank) (a)	335,000	335,000
Indianapolis Indiana Local Public Improvement Bond Bank Revenue, Series F-2, 3.70%, 2/1/20, (Credit Support MBIA, SPA Bank One N.A.) (a)	3,300,000	3,300,000

		3,635,000

Iowa – 4.0%
Hills Iowa Health Facilities Revenue, 2.63%, 8/1/35, (LOC Allied Irish Bank plc) (a)	2,035,000	2,035,000
Iowa Finance Authority Private College Revenue, 2.60%, 4/1/31, (LOC Wells Fargo Bank N.A.) (a)	3,700,000	3,700,000

		5,735,000

21	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

Louisiana – 2.8%
Louisiana Housing Finance Agency Revenue, 2.65%, 12/1/25, (LOC Societe Generale) (a)	4,000,000	4,000,000
Maryland – 0.7%
Community Development Administration Maryland Multi-family Development Revenue, 2.60%, 6/15/26, (Credit Support FNMA) (a)	1,000,000	1,000,000
Michigan – 1.7%
Michigan State Hospital Finance Authority Revenue, Series B, 2.55%, 11/15/40, (LOC Landesbank Hessen - Thuringen) (a)	2,440,000	2,440,000
New Mexico – 0.4%
Farmington New Mexico Hospital Revenue, 2.46%, 6/1/28, (LOC Bank of Nova Scotia) (a)	500,000	500,000
North Carolina – 2.9%
North Carolina Capital Facilities Finance Agency Solid Waste Disposal Revenue, Series B, 2.59%, 11/1/40, AMT, (LOC Wells Fargo Bank N.A.) (a)	2,000,000	2,000,000
North Carolina Educational Facilities Finance Agency Revenue, 2.43%,3/1/19, (LOC Wachovia Bank N.A.) (a)	1,375,000	1,375,000
North Carolina Housing Finance Agency Revenue, Series A, 2.60%, 7/1/31, (LOC Wachovia Bank N.A.) (a)	735,000	735,000

		4,110,000

Ohio – 0.7%
Ohio State Air Quality Development Authority Revenue, Series A, 2.65%, 12/1/23, (LOC Keybank N.A.) (a)	1,000,000	1,000,000
Oregon – 0.7%
Oregon State Health Housing Educational & Cultural Facilities Authority Revenue, 2.44%, 3/1/33, (LOC Keybank N.A.) (a)	1,000,000	1,000,000

Pennsylvania – 6.4%
Beaver County Pennsylvania Industrial Development Authority Pollution Control Revenue, Series A, 2.85%, 1/1/35, (LOC Barclays Bank plc) (a)	1,500,000	1,500,000
Dauphin County Pennsylvania General Authority Revenue, Subseries S, 2.65%, 6/1/26, (Credit Support FSA, SPA Bank of Nova Scotia, KBC Bank NV) (a)	1,165,000	1,165,000
Emmaus Pennsylvania General Authority Revenue, Subseries B-27, 2.53%, 3/1/24, (LOC Depfa Bank plc) (a)	1,300,000	1,300,000
Emmaus Pennsylvania General Authority Revenue, Subseries E-20, 2.53%, 3/1/24, (LOC Depfa Bank plc) (a)	500,000	500,000

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

Pennsylvania, continued
Emmaus Pennsylvania General Authority Revenue, Subseries G-19, 2.53%, 3/1/24, (LOC Depfa Bank plc) (a)	460,000	460,000
Emmaus Pennsylvania General Authority Revenue, 2.53%, 3/1/24, (LOC Depfa Bank plc) (a)	2,000,000	2,000,000
Philadelphia Pennsylvania Gas Works Revenue, Series A-2, 2.60%, 9/1/34, (LOC J.P. Morgan Chase Bank, Bank of Nova Scotia) (a)	2,150,000	2,150,000

		9,075,000

Tennessee – 5.3%
Jackson Tennessee Health Educational & Housing Facility Board Multi- family Revenue, 2.60%, 5/15/31, (Credit Support FNMA) (a)	1,375,000	1,375,000
Metropolitan Government Nashville & Davidson County Industrial Development Revenue, 2.60%, 2/15/34, (Credit Support FNMA) (a)	800,000	800,000
Metropolitan Government Nashville & Davidson County Tennessee Health & Educational Facilities Board Revenue, 2.44%, 7/1/21, (LOC Suntrust Bank Nashville) (a)	1,300,000	1,300,000
Sevier County Tennessee Public Building Authority Revenue, 3.50%, 6/1/20, (Credit Support AMBAC Municipal Government Guaranteed, Landesbank Hessen - Thuringen) (a)	4,000,000	4,000,000

		7,475,000

Texas – 5.0%
Garland Texas Industrial Development Authority Revenue, 2.65%, 12/1/14, (LOC Wells Fargo Bank N.A.) (a)	1,625,000	1,625,000
Tarrant County Texas Housing Finance Corp. Revenue, 2.44%, 2/15/36, (Credit Support FNMA) (a)	1,400,000	1,400,000
Texas Small Business Industrial Development Corp. Revenue, 2.73%, 7/1/26, (LOC Bank of America N.A.) (a)	4,050,000	4,050,000

		7,075,000

Virginia – 0.8%
Prince Williams County Certificates of Participation, Series B, 2.55%, 9/1/26, (LOC Wachovia Bank N.A.) (a)	1,150,000	1,150,000
Washington – 2.8%
Washington State Health Care Facilities Authority Lease Revenue, 2.70%, 1/1/32, (LOC BNP Paribas) (a)	1,000,000	1,000,000
Washington State Health Care Facilities Authority Revenue, 2.68%, 11/15/26, (LOC Citibank N.A.) (a)(b)	1,500,000	1,500,000

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	22

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Variable Rate Demand Notes, continued

	Principal Amount($)	Value($)

Washington, continued
Washington State Housing Finance Commission Nonprofit Revenue, 2.48%, 4/1/43, (LOC Keybank N.A.) (a)	1,500,000	1,500,000

		4,000,000

Wyoming – 1.4%
Sweetwater County Wyoming Hospital Revenue, Series B, 2.56%, 9/1/37, (LOC Keybank N.A.) (a)	2,000,000	2,000,000

TOTAL VARIABLE RATE DEMAND NOTES (COST $87,784,960)		87,784,960

Tax-Free Notes And Commercial Paper—35.4%

California – 1.4%
Los Angeles County California GO, 4.50%, 6/30/08	2,000,000	2,002,782
Connecticut – 2.6%
City of New Haven Connecticut, Series 02-A, 1.40%, 6/5/08, (LOC Landesbank Hessen)	3,680,000	3,680,000
Florida – 6.0%
City of Cape Coral Florida, 1.55%, 9/25/08, (LOC Bank of America)	3,000,000	3,000,000
Florida Local Government Finance Commission, Series A, 2.00%, 7/9/08, (LOC First Union National Bank)	435,000	435,000
Florida State Board of Education GO, Series A, 5.20%, 6/1/23, (Credit Support FSA), Prerefunded 6/1/08 @ 101	1,000,000	1,012,869
Greater Orlando Aviation Airport Facilities, Series B, 1.15%, 6/5/08, AMT, (LOC Bayerische Landesbank Girozen, State Street B&T Co.)	2,000,000	2,000,000
Hillsborough County Capital Improvement Program, Series A, 1.40%, 8/28/08, (LOC State Street B&T Co.)	2,000,000	2,000,000

		8,447,869

Georgia – 3.1%
Municipal Electric Authority Georgia, Series TE-A, 1.45%, 5/27/08, (LOC Bayerische Landesbank Girozen, Wachovia Bank, Westlandesbank Girozen)	4,320,000	4,320,000
Nevada – 2.1%
Las Vegas Convention & Visitors Authority Revenue, Series 06-A, 1.35%, 6/5/08, (LOC Fortis Bank SV/NA, Bank of Nova Scotia, State Street B&T Co.)	3,000,000	3,000,000

Tax-Free Notes And Commercial Paper, continued

	Principal Amount($)	Value($)

New York – 2.8%
Suffolk County GO, 3.50%, 8/14/08	4,000,000	4,007,913
Pennsylvania – 3.5%
Montgomery County Pennsylvania Industrial Pollution Control, Series 94-A, 2.70%, 5/9/08, (LOC BNP Paribas)	5,000,000	5,000,000
Texas – 8.4%
County of Bexar, Texas Metropolitan Water District, 1.85%, 5/2/08, (LOC Bank of America)	2,000,000	2,000,000
County of Bexar, Texas Metropolitan Water District, Series 97, 1.75%, 5/22/08, (LOC Bank of America)	2,000,000	2,000,000
Harris County Texas Flood Control District, Series F, 2.00%, 7/9/08, (LOC Helaba)	1,300,000	1,300,000
Harris County Texas Flood Control District, Series F, 3.00%, 7/10/08, (LOC Helaba)	1,090,000	1,090,000
Houston Texas, Series A, 1.45%, 7/16/08, (LOC Bank of New York)	1,500,000	1,500,000
Houston Texas, Series A, 2.70%, 5/8/08, (LOC Bank of New York)	4,000,000	4,000,000

		11,890,000

Washington – 3.7%
Port of Seattle Washington, Series A-2, 2.65%, 6/11/08, (LOC Bayerische Landesbank NY)	5,300,000	5,300,000

Wisconsin – 0.7%
City of Milwaukee, Series 8-C2, 0.95%, 8/8/08, (LOC State Street B&T Co.)	1,000,000	1,000,000

Wyoming – 1.1%
Sweetwater County Wyoming, Series 88-A, 1.35%, 8/7/08, (LOC Barclays Bank plc)	1,500,000	1,500,000

TOTAL TAX-FREE NOTES AND COMMERCIAL PAPER (COST $50,148,564)		50,148,564

Investment Companies—0.4%

BlackRock Liquidity Funds MuniFund Portfolio, Institutional Shares, 2.46% (c)	535,000	535,000
Northern Institutional Tax Exempt Portfolio, Shares class, 2.38% (c)	8,923	8,923

TOTAL INVESTMENT COMPANIES (COST $543,923)		543,923

TOTAL INVESTMENTS (COST $138,477,447) — 97.7%		138,477,447

23	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Percentages indicated are based on net assets of $141,741,980.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

AMBAC	— American Municipal Bond Assurance Corp.
AMT	— Interest on security is subject to federal alternative minimum tax
FNMA	— Federal National Mortgage Association
FSA	— Financial Security Assurance
GO	— General Obligation
LOC	— Letter of Credit
MBIA	— Municipal Bond Insurance Association
PLC	— Public Limited Co.
SPA	— Standby Purchase Agreement

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	24

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

U.S. Government and Government Agency Obligations—72.8%

	Principal Amount($)	Value($)

Federal Farm Credit Bank – 20.6%
1.90%, 5/2/08 (a)	75,000,000	74,996,104
2.05%, 5/6/08 (a)	175,000,000	174,950,972
1.97%, 5/7/08 (a)	400,000,000	399,870,667
2.16%, 5/8/08 (a)	100,000,000	99,958,778
1.97%, 5/23/08 (a)	93,000,000	92,889,743
2.23%, 5/27/08 (b)	50,000,000	49,999,453
1.98%, 5/29/08 (a)	215,000,000	214,673,917
2.04%, 6/6/08 (a)	50,000,000	49,899,500
2.04%, 6/9/08 (a)	50,000,000	49,891,125
2.04%, 6/10/08 (a)	50,000,000	49,888,333
1.98%, 6/25/08 (a)	50,000,000	49,851,042
1.98%, 6/26/08 (a)	50,000,000	49,848,333
2.31%, 7/9/08 (b)	400,000,000	399,984,835
5.15%, 9/8/08	25,000,000	25,246,669
2.11%, 11/12/08 (a)	50,000,000	49,442,083
2.32%, 1/7/09 (b)	300,000,000	300,000,000
2.32%, 1/14/09 (b)	26,000,000	25,994,446
2.21%, 1/23/09 (b)	21,000,000	20,978,448
2.22%, 1/23/09 (b)	50,000,000	49,995,803
2.85%, 3/5/09	60,177,000	60,177,000
2.20%, 3/25/09	200,000,000	200,000,000
2.21%, 5/11/09 (b)	150,000,000	149,985,264
2.35%, 5/15/09 (b)	300,000,000	300,000,000
2.21%, 6/8/09 (b)	100,000,000	99,989,443
2.32%, 7/22/09 (b)	25,000,000	24,987,679
2.63%, 10/14/09 (b)	68,000,000	68,000,000
2.70%, 10/21/09 (b)	150,000,000	149,978,073
2.31%, 11/16/09 (b)	200,000,000	200,000,000

		3,481,477,710

Federal Home Loan Bank – 52.2%
2.27%, 5/1/08 (a)	1,680,000,000	1,680,000,000
2.17%, 5/2/08 (a)	750,000,000	749,954,792
1.98%, 5/23/08 (a)	639,450,000	638,677,043
2.91%, 5/28/08 (b)	100,000,000	99,996,062
2.52%, 6/4/08 (a)	286,000,000	285,333,997
2.42%, 6/6/08 (a)	200,000,000	199,526,000
2.18%, 6/13/08 (a)	200,000,000	199,481,611
1.92%, 6/18/08 (a)	300,000,000	299,248,000
2.12%, 7/1/08 (a)	345,000,000	343,784,067
2.16%, 7/7/08 (a)	300,000,000	298,819,125
2.86%, 7/30/08 (a)	100,000,000	99,305,000
5.13%, 8/8/08	146,925,000	147,963,573
2.09%, 9/12/08 (a)	100,000,000	99,229,500
2.65%, 9/17/08 (b)	150,000,000	149,974,724
2.55%, 10/10/08 (b)	50,000,000	49,992,841
2.76%, 10/24/08 (b)	100,000,000	99,984,974
2.91%, 11/14/08 (b)	100,000,000	99,984,218
2.36%, 12/3/08 (b)	200,000,000	200,000,000
5.25%, 1/16/09	209,000,000	213,856,637
2.95%, 2/18/09 (b)	200,000,000	200,000,000
2.85%, 2/27/09	39,000,000	39,000,000
3.00%, 2/27/09	100,000,000	100,000,000
3.00%, 3/10/09	250,000,000	250,100,492
2.63%, 3/12/09	200,000,000	200,000,000
2.85%, 3/17/09	200,000,000	200,000,000
2.65%, 5/6/09	50,000,000	50,000,000
2.89%, 5/20/09 (b)	45,000,000	44,988,018

U.S. Government and Government Agency Obligations, continued

	Principal Amount($)	Value($)

2.96%, 8/5/09 (b)	100,000,000	99,962,614
3.10%, 8/5/09 (b)	300,000,000	300,076,323
2.97%, 8/7/09 (b)	300,000,000	300,058,545
2.69%, 9/4/09 (b)	470,000,000	470,000,000
2.63%, 10/16/09 (b)	300,000,000	299,912,463
2.68%, 4/16/10 (b)	300,000,000	300,000,000

		8,809,210,619

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $12,290,688,329)		12,290,688,329

Repurchase Agreements—27.2%

Goldman Sachs, purchased on 4/30/08, 1.80%, due 5/1/08 with a maturity value of $500,025,000 (Collateralized fully by various U.S. Government and Government Agency Obligations)	500,000,000	500,000,000
Goldman Sachs, purchased on 4/30/08, 1.97%, due 5/1/08 with a maturity value of $1,000,054,722 (Collateralized fully by various U.S. Government and Government Agency Obligations)	1,000,000,000	1,000,000,000
Lehman Brothers, purchased on 4/30/08, 1.60%, due 5/1/08 with a maturity value of $2,000,088,889 (Collateralized fully by various U.S. Government and Government Agency Obligations)	2,000,000,000	2,000,000,000
Lehman Brothers, purchased on 4/30/08, 1.60%, due 5/7/08 with a maturity value of $500,184,722 (Collateralized fully by various U.S. Government and Government Agency Obligations)	500,000,000	500,000,000
Morgan Stanley Dean Witter, purchased on 4/30/08, 1.00%, due 5/1/08 with a maturity value of $100,002,778 (Collateralized fully by various U.S. Government and Government Agency Obligations)	100,000,000	100,000,000
Morgan Stanley Dean Witter, purchased on 4/30/08, 1.98%, due 5/1/08 with a maturity value of $500,027,500 (Collateralized fully by various U.S. Government and Government Agency Obligations)	500,000,000	500,000,000

TOTAL REPURCHASE AGREEMENTS (COST $4,600,000,000)		4,600,000,000

TOTAL INVESTMENTS (COST $16,890,688,329) — 100.0%		16,890,688,329

Percentages indicated are based on net assets of $16,898,324,724.

(a)	Discount note. Rate presented represents the effective yield at time of purchase.

(b)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

25	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

U.S. Treasury Obligations—106.3%(a)

	Principal Amount($)	Value($)

U.S. Treasury Bills – 106.3%
0.61%, 5/1/08	324,200,000	324,200,000
1.19%, 5/8/08	250,000,000	249,942,346
0.91%, 5/15/08	400,000,000	399,859,452
1.17%, 5/22/08	275,000,000	274,813,406
1.28%, 5/29/08	175,000,000	174,826,050
1.31%, 6/5/08	175,000,000	174,777,444
1.07%, 6/12/08	174,200,000	173,983,584
0.71%, 6/19/08	125,000,000	124,879,065
1.01%, 6/26/08	125,000,000	124,802,834
1.06%, 7/10/08	75,000,000	74,845,271
1.48%, 7/17/08	50,000,000	49,842,792
1.11%, 7/24/08	50,000,000	49,871,083
1.32%, 8/7/08	50,000,000	49,822,375
1.26%, 8/14/08	25,000,000	24,908,854
1.26%, 8/21/08	31,550,000	31,427,197
1.30%, 8/28/08	28,050,000	27,930,850
1.59%, 9/4/08	40,000,000	39,779,106
1.24%, 9/11/08	142,500,000	141,853,472
1.39%, 10/2/08	25,000,000	24,852,043
1.42%, 10/9/08	25,000,000	24,841,907
1.66%, 10/16/08	25,000,000	24,807,850
1.63%, 10/23/08	25,000,000	24,803,733
1.68%, 10/30/08	25,000,000	24,789,563

		2,636,460,277

TOTAL INVESTMENTS (COST $2,636,460,277) — 106.3%		2,636,460,277

Percentages indicated are based on net assets of $2,479,090,298.

(a)	Discount note. Rate presented represents the effective yield at time of purchase.

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	26

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities—as of April 30, 2008 (Unaudited)

	California Tax-Free Money Market Fund	Money Market Fund	New York Tax-Free Money Market Fund

Assets:
Investments, at amortized cost	$213,532,722	$7,235,170,177	$1,060,860,692
Investments, at value	—	434,050,000	—

Total Investments	213,532,722	7,669,220,177	1,060,860,892
Cash	—	252	—
Interest and dividends receivable	757,774	17,977,758	4,464,184
Receivable for capital shares issued	161,873	10,936,407	1,273,630
Receivable for investments sold	4,600,000	—	15,070,000
Capital Support Agreement, at value (See Note 6)	—	12,596,944	—
Prepaid expenses and other assets	31,572	187,719	41,504

Total Assets	219,083,941	7,710,919,257	1,081,710,010

Liabilities:
Cash overdraft	—	—	4,030
Dividends payable	273,262	16,076,655	1,542,129
Accrued expenses and other liabilities:
Investment Management	8,885	1,126,521	147,161
Administration	13,130	347,155	73,734
Distribution	—	237,724	49
Shareholder Servicing	25,127	962,436	170,849
Compliance Service	358	8,819	1,680
Transfer Agent	8,262	50,997	12,848
Other	13,244	557,417	52,001

Total Liabilities	342,268	19,367,724	2,004,481

Net Assets	$218,741,673	$7,691,551,533	$1,079,705,529

Composition of Net Assets:
Capital	$218,744,597	$7,706,532,232	$1,079,697,416
Accumulated net investment income (loss)	—	(539)	(279)
Accumulated net realized gains (losses) from investment transactions	(2,924)	(3,636,809)	8,392
Unrealized appreciation/(depreciation) from investments	—	(11,343,351)	—

Net Assets	$218,741,673	$7,691,551,533	$1,079,705,529

Net Assets:
Class A Shares	$21,789	$371,783,017	$48,467,236
Class B Shares	—	242,759	34,501
Class C Shares	—	404,897,811	1
Class D Shares	128,201,706	3,406,221,416	715,781,537
Class I Shares	—	2,324,814,905	—
Class Y Shares	90,518,178	1,183,591,625	315,422,254

	$218,741,673	$7,691,551,533	$1,079,705,529

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	21,791	372,551,569	48,465,449
Class B Shares	—	243,224	34,461
Class C Shares	—	405,621,378	1
Class D Shares	128,197,920	3,413,242,739	715,782,094
Class I Shares	—	2,329,076,456	—
Class Y Shares	90,526,506	1,185,811,519	315,415,490
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$1.00	$1.00	$1.00
Class B Shares*	$—	$1.00	$1.00
Class C Shares*	$—	$1.00	$1.00
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$—	$1.00	$—
Class Y Shares	$1.00	$1.00	$1.00

Total Investments, at cost	$213,532,722	$7,693,160,472	$1,060,860,692

* Redemption price per share varies by length of time shares are held.

27	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Assets and Liabilities — as of April 30, 2008 (Unaudited) (continued)

	Tax-Free Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Assets:
Investments, at amortized cost	$138,477,447	$12,290,688,329	$2,636,460,277
Repurchase agreements, at cost	—	4,600,000,000	—

Total Investments	$138,477,447	$16,890,688,329	$2,636,460,277
Cash	—	49,439,979	—
Interest and dividends receivable	496,047	24,510,003	—
Receivable for capital shares issued	83,005	19,957,533	1,735,895
Receivable for investments sold	2,910,000	—	—
Prepaid expenses and other assets	37,288	160,022	85,971

Total Assets	142,003,787	16,984,755,866	2,638,282,143

Liabilities:
Cash overdraft	—	—	5,011
Payable for investments purchased	—	50,000,000	156,458,195
Dividends payable	222,654	30,550,365	1,940,929
Accrued expenses and other liabilities:
Investment Management	—	3,005,022	325,276
Administration	7,880	787,234	89,547
Distribution	9	1,499	29
Shareholder Servicing	17,504	1,806,172	250,469
Compliance Service	120	5,370	1,697
Transfer Agent	8,365	42,287	12,278
Other	5,275	233,193	108,414

Total Liabilities	261,807	86,431,142	159,191,845

Net Assets	$141,741,980	$16,898,324,724	$2,479,090,298

Composition of Net Assets:
Capital	$141,740,982	$16,898,326,894	$2,479,033,026
Accumulated net investment income (loss)	282	—	(602)
Accumulated net realized gains (losses) from investment transactions	716	(2,170)	57,874

Net Assets	$141,741,980	$16,898,324,724	$2,479,090,298

Net Assets:
Class A Shares	$—	$835,519,034	$217,256,591
Class B Shares	—	16,898	12,061
Class C Shares	—	2,372,006	10
Class D Shares	78,842,073	7,471,124,886	892,472,357
Class I Shares	—	1,930,940,234	845,810,240
Class Y Shares	62,899,907	6,658,351,666	523,539,039

	$141,741,980	$16,898,324,724	$2,479,090,298

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	—	835,113,703	217,277,902
Class B Shares	—	16,899	12,063
Class C Shares	—	2,371,969	10
Class D Shares	78,840,105	7,471,111,746	892,442,641
Class I Shares	—	1,931,003,278	845,792,870
Class Y Shares	62,900,509	6,658,709,656	523,519,408
Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$—	$1.00	$1.00
Class B Shares*	$—	$1.00	$1.00
Class C Shares*	$—	$1.00	$1.00
Class D Shares	$1.00	$1.00	$1.00
Class I Shares	$—	$1.00	$1.00
Class Y Shares	$1.00	$1.00	$1.00

Total Investments, at cost	$138,477,447	$16,890,688,329	$2,636,460,277

* Redemption price per share varies by length of time shares are held

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	28

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited)

	California Tax-Free Money Market Fund	Money Market Fund	New York Tax-Free Money Market Fund

Investment Income:
Interest	$2,476,138	$163,418,020	$14,108,069
Dividends	89,354	—	548,108

Total Investment Income	2,565,492	163,418,020	14,656,177

Expenses:
Investment Management:	104,797	4,006,973	545,519
Advisory Services
Operational Support—Class A Shares	15	202,198	22,030
Operational Support—Class B Shares	—	107	9
Operational Support—Class C Shares	402	180,292	—
Operational Support—Class D Shares	52,241	1,836,500	163,683
Operational Support—Class Y Shares	52,139	565,568	87,037
Administration	47,866	1,830,327	248,750
Distribution:
Class B Shares	—	804	128
Class C Shares	3,018	1,352,206	—
Shareholder Servicing:
Class A Shares	58	808,803	176,318
Class B Shares	—	268	43
Class C Shares	1,006	450,735	—
Class D Shares	130,608	4,591,305	818,370
Accounting	37,050	40,609	41,061
Compliance Service	1,080	40,879	5,507
Custodian	6,026	327,424	30,289
Printing	1,950	86,605	11,580
Professional	6,156	218,510	29,657
Transfer Agent	21,783	59,654	24,278
Trustee	2,369	89,093	12,060
Registration	1,686	27,745	4,024
Other	28,357	230,377	48,205

Total expenses before fee reductions	498,607	16,946,982	2,268,548
Fees reduced by Investment Adviser	(157,196)	(2,027)	—
Fees reduced by Administrator	—	(194,188)	—

Net Expenses	341,411	16,750,767	2,268,548

Net Investment Income (Loss)	2,224,081	146,667,253	12,387,629

Net Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	(2,900)	(3,362,786)	20,130
Change in unrealized appreciation/(depreciation) from investments	—	(23,940,295)	—
Change in unrealized appreciation/(depreciation) from Capital Support Agreement (See Note 6)	—	12,596,944	—

Net realized/unrealized gains (losses) from investment transactions	(2,900)	(14,706,137)	20,130

Change In Net Assets Resulting From Operations	$2,221,181	$131,961,116	$12,407,759

29	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited) (continued)

	Tax-Free Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Investment Income:
Interest	$1,409,815	$235,490,729	$16,803,871
Dividends	48,011	—	—

Total Investment Income	1,457,826	235,490,729	16,803,871

Expenses:
Investment Management:	54,140	6,933,272	734,269
Advisory Services
Operational Support—Class A Shares	—	487,974	74,279
Operational Support—Class B Shares	—	7	25
Operational Support—Class C Shares	—	194	—
Operational Support—Class D Shares	35,891	1,684,956	309,997
Operational Support—Class Y Shares	18,249	4,289,896	185,885
Administration	24,513	3,132,493	330,182
Distribution:
Class B Shares	—	49	190
Class C Shares	—	1,458	—
Shareholder Servicing:
Class A Shares	—	1,951,926	297,121
Class B Shares	—	16	57
Class C Shares	—	486	—
Class D Shares	89,729	4,212,443	775,002
Accounting	40,675	36,796	36,379
Compliance Service	474	66,259	5,209
Custodian	2,892	219,595	11,661
Printing	1,139	151,688	9,762
Professional	2,785	443,045	33,490
Transfer Agent	23,816	72,072	26,635
Trustee	1,021	137,538	10,867
Registration	744	108,668	16,685
Other	29,857	224,358	93,728

Total expenses before fee reductions	325,925	24,155,189	2,951,423
Fees reduced by Investment Adviser	(108,280)	—	(10,454)
Fees reduced by Administrator	—	(42,748)	(46,324)

Net Expenses	217,645	24,112,441	2,894,645

Net Investment Income (Loss)	1,240,181	211,378,288	13,909,226

Net realized gains (losses) from investments transactions	716	—	147,911

Change In Net Assets Resulting From Operations	$1,240,897	$211,378,288	$14,057,137

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	30

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets
All capital share transactions have been processed at a net asset value of $1.00 per share.

	California Tax-Free Money Market Fund		Money Market Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$2,224,081	$4,203,723	$146,667,253	$326,556,509
Net realized gains (losses) from investment transactions	(2,900)	—	(3,362,786)	(197,657)
Change in unrealized appreciation/(depreciation) from investments	—	—	(11,343,351)	—

Change in net assets resulting from operations	2,221,181	4,203,723	131,961,116	326,358,852

Dividends:
Net investment income:
Class A Shares	(292)	(210)	(7,044,875)	(18,350,728)
Class B Shares	—	—	(2,973)	(6,369)
Class C Shares	(6,483)	(17,686)	(5,019,476)	(11,381,430)
Class D Shares	(1,054,018)	(3,123,504)	(65,860,307)	(151,729,252)
Class I Shares	—	—	(47,858,429)	(97,641,625)
Class Y Shares	(1,184,492)	(1,041,119)	(21,595,717)	(46,569,350)

Change in net assets resulting from shareholder dividends	(2,245,285)	(4,182,519)	(147,381,777)	(325,678,754)

Change in net assets resulting from capital transactions	94,699,327	(5,754,555)	300,122,156	1,982,137,166

Change in net assets	94,675,223	(5,733,351)	284,701,495	1,982,817,264

Net Assets:
Beginning of period	124,066,450	129,799,801	7,406,850,038	5,424,032,774

End of period	$218,741,673	$124,066,450	$7,691,551,533	$7,406,850,038

Accumulated net investment income (loss)	$—	$21,204	$(539)	$713,985

31	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)

All capital share transactions have been processed at a net asset value of $1.00 per share.

	California Tax-Free Money Market Fund		Money Market Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$123,493	$937,407	$392,331,190	$1,113,134,505
Dividends reinvested	292	210	5,863,493	14,136,518
Value of shares redeemed	(101,994)	(937,617)	(496,747,221)	(1,071,695,496)

Class A Shares capital transactions	21,791	—	(98,552,538)	55,575,527

Class B Shares:
Proceeds from shares issued	—	—	89,557	160,209
Dividends reinvested	—	—	659	1,890
Value of shares redeemed	—	—	(50,783)	(67,124)

Class B Shares capital transactions	—	—	39,433	94,975

Class C Shares:
Proceeds from shares issued	785	2,000,790	747,426,800	1,188,423,887
Dividends reinvested	6,483	17,686	5,019,476	11,378,953
Value of shares redeemed	(1,025,744)	(1,000,000)	(664,013,683)	(1,150,696,268)

Class C Shares capital transactions	(1,018,476)	1,018,476	88,432,593	49,106,572

Class D Shares:
Proceeds from shares issued	241,436,119	251,892,899	8,749,508,857	15,074,712,309
Dividends reinvested	763,955	2,969,176	49,195,597	108,056,590
Value of shares redeemed	(204,829,869)	(250,722,067)	(9,095,986,169)	(13,570,728,999)

Class D Shares capital transactions	37,370,205	4,140,008	(297,281,715)	1,612,039,900

Class I Shares:
Proceeds from shares issued	—	—	10,918,406,690	16,058,465,472
Dividends reinvested	—	—	21,780,073	45,106,479
Value of shares redeemed	—	—	(10,481,570,693)	(16,344,390,225)

Class I Shares capital transactions	—	—	458,616,070	(240,818,274)

Class Y Shares:
Proceeds from shares issued	317,735,093	175,769,011	3,223,953,850	5,261,868,061
Dividends reinvested	867,195	825,829	19,912,188	42,696,076
Value of shares redeemed	(260,276,481)	(187,507,879)	(3,094,997,725)	(4,798,425,671)

Class Y Shares capital transactions	58,325,807	(10,913,039)	148,868,313	506,138,466

Change in net assets resulting from capital transactions	$94,699,327	$(5,754,555)	$300,122,156	$1,982,137,166

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	32

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	New York Tax-Free Money Market Fund		Tax-Free Money Market Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$12,387,629	$27,880,125	$1,240,181	$2,112,555
Net realized gains (losses) from investment transactions	20,130	4,817	716	26

Change in net assets resulting from operations	12,407,759	27,884,942	1,240,897	2,112,581

Dividends:
Net investment income:
Class A Shares	(1,039,183)	(3,816,004)	—	(51)
Class B Shares	(259)	(816)	—	—
Class C Shares	—	—	—	(104)
Class D Shares	(7,229,571)	(13,462,790)	(792,718)	(1,356,885)
Class Y Shares	(4,285,102)	(10,434,308)	(447,207)	(727,629)

Change in net assets resulting from shareholder dividends	(12,554,115)	(27,713,918)	(1,239,925)	(2,084,669)

Change in net assets resulting from capital transactions	87,447,725	222,837,670	82,621,225	(1,834,600)

Change in net assets	87,301,369	223,008,694	82,622,197	(1,806,688)
Net Assets:
Beginning of period	992,404,160	769,395,466	59,119,783	60,926,471

End of period	$1,079,705,529	$992,404,160	$141,741,980	$59,119,783

Accumulated net investment income (loss)	$(279)	$166,207	$282	$26

33	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	New York Tax-Free Money Market Fund		Tax-Free Money Market Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$138,281,113	$239,851,195	$—	$636,790
Dividends reinvested	1,004,102	3,475,379	—	51
Value of shares redeemed	(211,644,838)	(276,037,704)	—	(637,474)

Class A Shares capital transactions	(72,359,623)	(32,711,130)	—	(633)

Class B Shares:
Dividends reinvested	259	798	—	—
Value of shares redeemed	—	(21,856)	—	—

Class B Shares capital transactions	259	(21,058)	—	—
Class C Shares:
Proceeds from shares issued	—	—	—	108,846
Dividends reinvested	—	—	—	14
Value of shares redeemed	—	—	—	(108,860)

Class C Shares capital transactions	—	—	—	—

Class D Shares:
Proceeds from shares issued	952,432,975	2,182,879,545	111,111,827	110,671,452
Dividends reinvested	6,264,812	11,952,900	160,993	332,852
Value of shares redeemed	(774,692,889)	(2,015,682,505)	(72,615,856)	(119,339,588)

Class D Shares capital transactions	184,004,898	179,149,940	38,656,964	(8,335,284)

Class Y Shares:
Proceeds from shares issued	549,250,166	1,086,228,581	133,679,670	188,182,168
Dividends reinvested	3,051,922	7,182,631	94,083	26,952
Value of shares redeemed	(576,499,897)	(1,016,991,294)	(89,809,492)	(181,707,803)

Class Y Shares capital transactions	(24,197,809)	76,419,918	43,964,261	6,501,317

Change in net assets resulting from capital transactions	$87,447,725	$222,837,670	$82,621,225	$(1,834,600)

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	34

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	U.S. Government Money Market Fund		U.S. Treasury Money Market Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$211,378,288	$189,841,861	$13,909,226	$20,576,019
Net realized gains (losses) from investment transactions	—	(1,018)	147,911	139,929

Change in net assets resulting from operations	211,378,288	189,840,843	14,057,137	20,715,948

Dividends:
Net investment income:
Class A Shares	(14,649,243)	(71,043,425)	(1,379,021)	(3,084,367)
Class B Shares	(128)	(29)	(342)	(1,423)
Class C Shares	(3,222)	(8,895)	—	—
Class D Shares	(44,664,910)	(43,853,778)	(5,797,966)	(13,800,295)
Class I Shares	(14,944,680)	(9,829,013)	(2,995,152)	(581,597)
Class Y Shares	(137,591,166)	(64,575,625)	(3,763,925)	(3,098,850)

Change in net assets resulting from shareholder dividends	(211,853,349)	(189,310,765)	(13,936,406)	(20,566,532)

Change in net assets resulting from capital transactions	7,829,719,371	6,273,956,981	1,982,737,518	76,089,402

Change in net assets	7,829,244,310	6,274,487,059	1,982,858,249	76,238,818
Net Assets:
Beginning of period	9,069,080,414	2,794,593,355	496,232,049	419,993,231

End of period	$16,898,324,724	$9,069,080,414	$2,479,090,298	$496,232,049

Accumulated net investment income (loss)	$—	$475,061	$(602)	$26,578

35	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements

HSBC INVESTOR FAMILY OF FUNDS

Statements of Changes in Net Assets (continued)
All capital share transactions have been processed at a net asset value of $1.00 per share.

	U.S. Government Money Market Fund		U.S. Treasury Money Market Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,127,455,239	$13,157,924,757	$436,129,038	$323,975,779
Dividends reinvested	14,649,057	71,043,019	1,379,021	3,084,367
Value of shares redeemed	(1,397,347,828)	(13,425,627,497)	(304,618,694)	(310,583,467)

Class A Shares capital transactions	(255,243,532)	(196,659,721)	132,889,365	16,476,679

Class B Shares:
Proceeds from shares issued	16,778	—	30,047	—
Dividends reinvested	128	29	342	1,423
Value of shares redeemed	(635)	—	(59,639)	—

Class B Shares capital transactions	16,271	29	(29,250)	1,423

Class C Shares:
Proceeds from shares issued	4,743,206	7,196,454	—	—
Dividends reinvested	2,534	8,895	—	—
Value of shares redeemed	(2,801,565)	(6,777,555)	—	—

Class C Shares capital transactions	1,944,175	427,794	—	—

Class D Shares:
Proceeds from shares issued	14,111,972,313	9,801,176,211	2,523,499,345	1,024,267,661
Dividends reinvested	7,988,252	38,651,057	3,949,192	3,782,702
Value of shares redeemed	(7,409,911,368)	(10,046,292,131)	(1,932,152,088)	(1,033,661,626)

Class D Shares capital transactions	6,710,049,197	(206,464,863)	595,296,449	(5,611,263)

Class I Shares:
Proceeds from shares issued	4,576,461,984	2,230,388,261	1,156,745,017	143,911,760
Dividends reinvested	11,644,172	7,937,887	2,943,637	581,597
Value of shares redeemed	(3,606,233,889)	(1,312,199,247)	(387,364,529)	(77,558,211)

Class I Shares capital transactions	981,872,267	926,126,901	772,324,125	66,935,146

Class Y Shares:
Proceeds from shares issued	18,854,428,192	13,496,500,181	1,247,677,384	712,980,472
Dividends reinvested	137,301,449	63,886,403	3,683,471	2,827,030
Value of shares redeemed	(18,600,648,648)	(7,809,859,743)	(769,104,026)	(717,520,085)

Class Y Shares capital transactions	391,080,993	5,750,526,841	482,256,829	(1,712,583)

Change in net assets resulting from capital transactions	$7,829,719,371	$6,273,956,981	$1,982,737,518	$76,089,402

See notes to financial statements	HSBC INVESTOR FAMILY OF FUNDS	36

HSBC INVESTOR CALIFORNIA TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset
	Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income	Total Dividends	Net Asset Value, End of Period

CLASS A SHARES
Period Ended October 31, 2007(d)	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	$1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)	1.00

CLASS C SHARES
Year Ended October 31, 2007(e)	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)	1.00

CLASS D SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2006	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)	1.00

CLASS Y SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2006	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Period Ended October 31, 2007(d)	0.00%		$—		0.72%		2.71%		0.87%
Six Months Ended April 30, 2008 (Unaudited)	0.00%		22		0.60%		2.01%		0.76%

CLASS C SHARES
Year Ended October 31, 2007(e)	1.08%		$1,018		1.22%		2.41%		1.37%
Six Months Ended April 30, 2008 (Unaudited)	0.65%		0	**	1.21%		1.62%		1.36%

CLASS D SHARES
Year Ended October 31, 2003	0.59%		$83,650		0.51%		0.60%		0.71%
Year Ended October 31, 2004	0.58%		122,260		0.52%		0.59%		0.71%
Year Ended October 31, 2005	1.64	%(f)	132,649		0.50	%(f)	1.64	%(f)	0.65%
Year Ended October 31, 2006	2.73%		86,686		0.57%		2.66%		0.72%
Year Ended October 31, 2007	3.09	%(g)	90,843		0.50	%(g)	3.08	%(g)	0.66%
Six Months Ended April 30, 2008 (Unaudited)	1.08%		128,202		0.45%		2.00%		0.60%

CLASS Y SHARES
Year Ended October 31, 2003	0.84%		$4,747		0.27%		0.78%		0.47%
Year Ended October 31, 2004	0.83%		2,013		0.27%		0.82%		0.46%
Year Ended October 31, 2005	1.89	%(f)	43,722		0.25	%(f)	2.04	%(f)	0.40%
Year Ended October 31, 2006	2.98%		43,114		0.31%		2.95%		0.46%
Year Ended October 31, 2007	3.35	%(g)	32,205		0.24	%(g)	3.32	%(g)	0.40%
Six Months Ended April 30, 2008 (Unaudited)	1.21%		90,518		0.19%		2.25%		0.34%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Class A Shares commenced operations on March 2, 2007 and was operational during a portion of the period only. Amounts reflect performance for the period of time the class had operations, which was 3 days during the period.

(e)

Class C Shares commenced operations on May 7, 2007 and was operation during a portion of the period only. Amounts reflect performance for the period of time the class had operations, which was 151 days during the period.

(f)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. There was no rounded impact to the net expense ratio, net income ratio or total return for Class D Shares and Class Y Shares.

(g)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02% and 0.01% for Class D Shares and Class Y Shares, respectively.

37	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends
	Net Asset
	Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income		Total Dividends		Net Asset Value, End of Period

CLASS A SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)		(0.01)		$1.00
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)		(0.01)		1.00
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)		(0.02)		1.00
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)		(0.04)		1.00
Year Ended October 31, 2007	1.00	0.05		0.05		(0.05)		(0.05)		1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.02		0.02		(0.02)		(0.02)		1.00

CLASS B SHARES
Year Ended October 31, 2003	$1.00	0.00	*	0.00	*	(0.00	) *	(0.00	) *	$1.00
Year Ended October 31, 2004	1.00	0.00	*	0.00	*	(0.00	) *	(0.00	) *	1.00
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)		(0.02)		1.00
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)		(0.04)		1.00
Year Ended October 31, 2007	1.00	0.04		0.04		(0.04)		(0.04)		1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)		(0.01)		1.00

CLASS C SHARES
Year Ended October 31, 2003	$1.00	0.00	*	0.00	*	(0.00	) *	(0.00	) *	$1.00
Year Ended October 31, 2004	1.00	0.00	*	0.00	*	(0.00	) *	(0.00	) *	1.00
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)		(0.02)		1.00
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)		(0.04)		1.00
Year Ended October 31, 2007	1.00	0.04		0.04		(0.04)		(0.04)		1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)		(0.01)		1.00

CLASS D SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)		(0.01)		$1.00
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)		(0.01)		1.00
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)		(0.02)		1.00
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)		(0.04)		1.00
Year Ended October 31, 2007	1.00	0.05		0.05		(0.05)		(0.05)		1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.02		0.02		(0.02)		(0.02)		1.00

CLASS I SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)		(0.01)		$1.00
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)		(0.01)		1.00
Year Ended October 31, 2005	1.00	0.03		0.03		(0.03)		(0.03)		1.00
Year Ended October 31, 2006	1.00	0.05		0.05		(0.05)		(0.05)		1.00
Year Ended October 31, 2007	1.00	0.05		0.05		(0.05)		(0.05)		1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.02		0.02		(0.02)		(0.02)		1.00

CLASS Y SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)		(0.01)		$1.00
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)		(0.01)		1.00
Year Ended October 31, 2005	1.00	0.03		0.03		(0.03)		(0.03)		1.00
Year Ended October 31, 2006	1.00	0.05		0.05		(0.05)		(0.05)		1.00
Year Ended October 31, 2007	1.00	0.05		0.05		(0.05)		(0.05)		1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.02		0.02		(0.02)		(0.02)		1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2003	0.70%		$326,320	0.71%		0.71%		0.71%
Year Ended October 31, 2004	0.57%		301,384	0.72%		0.56%		0.72%
Year Ended October 31, 2005	2.17%		243,772	0.73%		2.10%		0.73%
Year Ended October 31, 2006	4.24%		415,514	0.72%		4.20%		0.73%
Year Ended October 31, 2007	4.77	%(d)	471,148	0.67	%(d)	4.68	%(d)	0.70%
Six Months Ended April 30, 2008 (Unaudited)	1.72	%(e)	371,783	0.67%		3.47%		0.67%

CLASS B SHARES
Year Ended October 31, 2003	0.29%		$299	1.12%		0.29%		1.31%
Year Ended October 31, 2004	0.23%		195	1.04%		0.23%		1.32%
Year Ended October 31, 2005	1.56%		88	1.33%		1.40%		1.33%
Year Ended October 31, 2006	3.61%		109	1.32%		3.60%		1.33%
Year Ended October 31, 2007	4.14	%(d)	204	1.27	%(d)	4.07	%(d)	1.30%
Six Months Ended April 30, 2008 (Unaudited)	1.42	%(e)	243	1.27%		2.76%		1.27%

CLASS C SHARES
Year Ended October 31, 2003	0.30%		$153,124	1.10%		0.30%		1.31%
Year Ended October 31, 2004	0.23%		170,451	1.05%		0.23%		1.32%
Year Ended October 31, 2005	1.56%		195,246	1.33%		1.54%		1.33%
Year Ended October 31, 2006	3.61%		268,071	1.32%		3.59%		1.33%
Year Ended October 31, 2007	4.14	%(d)	317,217	1.27	%(d)	4.08	%(d)	1.30%
Six Months Ended April 30, 2008 (Unaudited)	1.42	%(e)	404,898	1.27%		2.77%		1.27%

CLASS D SHARES
Year Ended October 31, 2003	0.85%		$825,998	0.56%		0.84%		0.56%
Year Ended October 31, 2004	0.72%		1,013,427	0.57%		0.72%		0.57%
Year Ended October 31, 2005	2.32%		1,351,695	0.58%		2.36%		0.58%
Year Ended October 31, 2006	4.39%		2,098,413	0.57%		4.38%		0.58%
Year Ended October 31, 2007	4.92	%(d)	3,710,803	0.52	%(d)	4.83	%(d)	0.55%
Six Months Ended April 30, 2008 (Unaudited)	1.79	%(e)	3,406,221	0.52%		3.57%		0.52%

CLASS I SHARES
Year Ended October 31, 2003	1.22%		$3,116,473	0.20%		1.19%		0.21%
Year Ended October 31, 2004	1.09%		2,777,675	0.20%		1.07%		0.22%
Year Ended October 31, 2005	2.71%		1,476,725	0.20%		2.55%		0.23%
Year Ended October 31, 2006	4.79%		2,111,147	0.19%		4.70%		0.22%
Year Ended October 31, 2007	5.33	%(d)	1,870,485	0.14	%(d)	5.21	%(d)	0.21%
Six Months Ended April 30, 2008 (Unaudited)	1.98	%(e)	2,324,815	0.16%		3.90%		0.17%

CLASS Y SHARES
Year Ended October 31, 2003	1.10%		$688,510	0.31%		1.10%		0.31%
Year Ended October 31, 2004	0.97%		512,287	0.32%		0.95%		0.32%
Year Ended October 31, 2005	2.58%		420,576	0.33%		2.49%		0.33%
Year Ended October 31, 2006	4.65%		530,780	0.32%		4.59%		0.33%
Year Ended October 31, 2007	5.19	%(d)	1,036,994	0.27	%(d)	5.08	%(d)	0.30%
Six Months Ended April 30, 2008 (Unaudited)	1.92	%(e)	1,183,592	0.27%		3.80%		0.27%

*	Less than $0.005 per share.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, 0.02%, 0.02% and 0.02% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)

During the period ended April 30, 2008, an affiliate of the Fund’s investment adviser issued a Capital Support Agreement to the Fund in connection with certain structured investment vehicle holdings (See Note 6). The corresponding impact of the value of the Capital Support Agreement as of April 30, 2008 to the total returns were 0.16%, 0.16%, 0.16%, 0.16%, 0.16%, 0.16% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares, and Class Y Shares, respectively.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	38

HSBC INVESTOR NEW YORK TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

	Net Asset Value, Beginning of Period	Investment Activities				Dividends		Net Asset Value, End of Period

		Net Investment Income		Total from Investment Activities		Net Investment Income	Total Dividends

CLASS A SHARES
Year Ended October 31, 2003	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	$1.00
Year Ended October 31, 2004	1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	1.00
Year Ended October 31, 2005	1.00	0.01		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2006	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)	1.00

CLASS B SHARES
Year Ended October 31, 2003	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	$1.00
Year Ended October 31, 2004	1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	1.00
Year Ended October 31, 2005	1.00	0.01		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2006	1.00	0.02		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2007	1.00	0.02		0.02		(0.02)	(0.02)	1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)	1.00

CLASS C SHARES
Year Ended October 31, 2003	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	$1.00
Year Ended October 31, 2004 (f)	1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	1.00
Year Ended October 31, 2005 (g)	1.00	—		—		—	—	1.00
Year Ended October 31, 2006 (g)	1.00	—		—		—	—	1.00
Year Ended October 31, 2007 (g)	1.00	—		—		—	—	1.00
Six Months Ended April 30, 2008 (Unaudited) (g)	1.00	—		—		—	—	1.00

CLASS D SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2006	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)	1.00

CLASS Y SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)	$1.00
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2006	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)	1.00

			Ratios/Supplementary Data

	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2003	0.46%		$150,169		0.70%		0.46%		0.70%
Year Ended October 31, 2004	0.40%		217,659		0.70%		0.42%		0.70%
Year Ended October 31, 2005	1.46	%(d)	128,218		0.70	%(d)	1.38	%(d)	0.71%
Year Ended October 31, 2006	2.63%		153,523		0.70%		2.61%		0.70%
Year Ended October 31, 2007	3.00	%(e)	120,841		0.65	%(e)	2.98	%(e)	0.67%
Six Months Ended April 30, 2008 (Unaudited)	1.06%		48,467		0.64%		2.33%		0.64%

CLASS B SHARES
Year Ended October 31, 2003	0.27%		$17		0.89%		0.27%		1.28%
Year Ended October 31, 2004	0.26%		683		0.96%		0.26%		1.31%
Year Ended October 31, 2005	0.85	%(d)	228		1.29	%(d)	0.77	%(d)	1.31%
Year Ended October 31, 2006	2.01%		55		1.30%		1.88%		1.30%
Year Ended October 31, 2007	2.39	%(e)	34		1.25	%(e)	2.38	%(e)	1.27%
Six Months Ended April 30, 2008 (Unaudited)	0.76%		35		1.23%		1.49%		1.23%

CLASS C SHARES
Year Ended October 31, 2003	0.06%		$24		0.71%		0.26%		1.30%
Year Ended October 31, 2004 (f)	0.06%		0	**	0.78%		0.26%		1.29%
Year Ended October 31, 2005 (g)	—		0	**	—		—		—
Year Ended October 31, 2006 (g)	—		0	**	—		—		—
Year Ended October 31, 2007 (g)	—		0	**	—		—		—
Six Months Ended April 30, 2008 (Unaudited) (g)	—		0	**	—		—		—

CLASS D SHARES
Year Ended October 31, 2003	0.61%		$201,277		0.55%		0.61%		0.55%
Year Ended October 31, 2004	0.56%		171,151		0.55%		0.54%		0.55%
Year Ended October 31, 2005	1.61	%(d)	189,538		0.55	%(d)	1.61	%(d)	0.56%
Year Ended October 31, 2006	2.78%		352,630		0.55%		2.78%		0.55%
Year Ended October 31, 2007	3.16	%(e)	531,864		0.50	%(e)	3.14	%(e)	0.52%
Six Months Ended April 30, 2008 (Unaudited)	1.13%		715,782		0.48%		2.18%		0.48%

CLASS Y SHARES
Year Ended October 31, 2003	0.86%		$167,776		0.30%		0.86%		0.30%
Year Ended October 31, 2004	0.81%		98,260		0.30%		0.79%		0.30%
Year Ended October 31, 2005	1.86	%(d)	280,683		0.30	%(d)	1.89	%(d)	0.31%
Year Ended October 31, 2006	3.04%		263,187		0.30%		2.99%		0.30%
Year Ended October 31, 2007	3.42	%(e)	339,665		0.25	%(e)	3.39	%(e)	0.27%
Six Months Ended April 30, 2008 (Unaudited)	1.26%		315,422		0.23%		2.43%		0.23%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Fund related to violation of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares and Class Y Shares, respectively.

(e)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.02%, 0.02%, 0.02%, and 0.02% for Class A Shares, Class B Shares, Class D Shares, and Class Y Shares, respectively.

(f)	Class C Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 81 days during the period.

(g)	During the year ended, Class C Shares had no operations. Net assets at the end of the period represent seed money.

39	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR TAX-FREE MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

	Net Asset Value, Beginning of Period	Investment Activities				Dividends		Net Asset Value, End of Period

		Net Investment Income		Total from Investment Activities		Net Investment Income	Total Dividends

CLASS A SHARES
Year Ended October 31, 2004 (d)	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	$1.00
Year Ended October 31, 2005 (e)	1.00	—		—		—	—	1.00
Year Ended October 31, 2006 (f)	1.00	0.01		0.01		(0.01)	(0.01)	1.00
Year Ended October 31, 2007 (g)	1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	1.00
Six Months Ended April 30, 2008 (Unaudited) (e)	1.00	—		—		—	—	1.00

CLASS C SHARES
Year Ended October 31, 2007(h)	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	$1.00
Six Months Ended April 30, 2008 (Unaudited) (l)	1.00	—		—		—	—	1.00

CLASS D SHARES
Period Ended October 31, 2004 (i)	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	$1.00
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2006	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)	1.00

CLASS I SHARES
Period Ended October 31, 2004 (d)	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	$1.00
Year Ended October 31, 2005 (j)	1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	1.00
Year Ended October 31, 2006 (k)	1.00	—		—		—	—	1.00
Year Ended October 31, 2007(k)	1.00	—		—		—	—	1.00
Six Months Ended April 30, 2008 (Unaudited) (k)	1.00	—		—		—	—	1.00

CLASS Y SHARES
Period Ended October 31, 2004(i)	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*	$1.00
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)	1.00
Year Ended October 31, 2006	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Year Ended October 31, 2007	1.00	0.03		0.03		(0.03)	(0.03)	1.00
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)	1.00

		Ratios/Supplementary Data

	Total Return(a)	Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)	Ratio of Net Investment Income to Average Net Assets(b)	Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2004 (d)	0.00%	$0	**	0.44%	0.51%	2.12%
Year Ended October 31, 2005 (e)	—	0	**	—	—	—
Year Ended October 31, 2006 (f)	0.56%	1		1.06%	3.35%	1.49%
Year Ended October 31, 2007 (g)	0.18%	—		0.72%	2.96%	0.92%
Six Months Ended April 30, 2008 (Unaudited) (e)	—	—		—	—	—

CLASS C SHARES
Year Ended October 31, 2007(h)	0.09%	$—		1.34%	2.24%	1.54%
Six Months Ended April 30, 2008 (Unaudited) (l)	—	—		—	—	—

CLASS D SHARES
Period Ended October 31, 2004 (i)	0.23%	$3,248		0.27%	1.34%	1.50%
Year Ended October 31, 2005	1.60%	11,892		0.57%	1.71%	1.11%
Year Ended October 31, 2006	2.77%	48,502		0.66%	2.76%	0.99%
Year Ended October 31, 2007	3.04%	40,184		0.63%	3.04%	0.83%
Six Months Ended April 30, 2008 (Unaudited)	1.16%	78,842		0.49%	2.21%	0.69%

CLASS I SHARES
Period Ended October 31, 2004 (d)	0.12%	$0	**	0.00%	1.07%	1.80%
Year Ended October 31, 2005 (j)	0.15%	0	**	0.33%	2.11%	0.74%
Year Ended October 31, 2006 (k)	—	—		—	—	—
Year Ended October 31, 2007(k)	—	—		—	—	—
Six Months Ended April 30, 2008 (Unaudited) (k)	—	—		—	—	—

CLASS Y SHARES
Period Ended October 31, 2004(i)	0.50%	$15,544		0.03%	1.27%	1.48%
Year Ended October 31, 2005	1.86%	26,569		0.31%	1.86%	0.87%
Year Ended October 31, 2006	3.02%	12,424		0.39%	2.92%	0.77%
Year Ended October 31, 2007	3.30%	18,936		0.34%	3.31%	0.54%
Six Months Ended April 30, 2008 (Unaudited)	1.29%	62,900		0.23%	2.45%	0.43%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

Class A Shares commenced operations on August 27, 2004 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 5 days during the period. Class I Shares commenced operations on June 25, 2004 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 40 days during the period.

(e)	During the period, Class A shares had no operations. Net Assets at the end of the year represent seed money.

(f)	Class A Shares was operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 78 days during the period.

(g)	Class A Shares was operational during a portion of the period only. Amounts reflect performance for the period of the time the class had operations, which was 24 days during the period.

(h)

Class C Shares commenced operations on July 30, 2007 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 15 days during the period.

(i)	Class D Shares commenced operations on August 24, 2004. Class Y Shares commenced operations on June 8, 2004.

(j)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of the time the class had operations, which was 27 days during the period.

(k)	During the period, Class I Shares had no operations.

(l)	During the period, Class C Shares had no operations.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	40

HSBC INVESTOR U.S. GOVERNMENT MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income	Total Dividends

CLASS A SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.05		0.05		(0.05)	(0.05)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)

CLASS B SHARES
Year Ended October 31, 2003	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*
Year Ended October 31, 2004	1.00	0.00	*	0.00	*	(0.00)*	(0.00)*
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.05		0.05		(0.05)	(0.05)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)

CLASS C SHARES
Period Ended October 31, 2007 (e)	$1.00	0.04		0.04		(0.04)	(0.04)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)

CLASS D SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.05		0.05		(0.05)	(0.05)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.02		0.02		(0.02)	(0.02)

CLASS I SHARES
Period Ended October 31, 2004 (f)	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*
Year Ended October 31, 2005 (g)	1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2006 (h)	1.00	0.02		0.02		(0.02)	(0.02)
Year Ended October 31, 2007 (i)	1.00	0.05		0.05		(0.05)	(0.05)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.02		0.02		(0.02)	(0.02)

CLASS Y SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.05		0.05		(0.05)	(0.05)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.02		0.02		(0.02)	(0.02)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2003	$1.00	0.53%		$606,108		0.72%		0.54%		0.72%
Year Ended October 31, 2004	1.00	0.53%		640,096		0.73%		0.53%		0.73%
Year Ended October 31, 2005	1.00	2.09%		725,469		0.73%		2.08%		0.74%
Year Ended October 31, 2006	1.00	4.16%		1,287,045		0.72%		4.13%		0.73%
Year Ended October 31, 2007	1.00	4.63	%(d)	1,090,807		0.65	%(d)	4.56	%(d)	0.70%
Six Months Ended April 30, 2008 (Unaudited)	1.00	1.46%		835,519		0.67%		3.00%		0.67%

CLASS B SHARES
Year Ended October 31, 2003	$1.00	0.26%		$17		0.98%		0.26%		1.34%
Year Ended October 31, 2004	1.00	0.28%		17		0.98%		0.28%		1.34%
Year Ended October 31, 2005	1.00	1.72%		1		1.32%		1.10%		1.32%
Year Ended October 31, 2006	1.00	4.29%		1		1.31%		3.95%		1.32%
Year Ended October 31, 2007	1.00	4.76	%(d)	1		1.25	%(d)	4.01	%(d)	1.28%
Six Months Ended April 30, 2008 (Unaudited)	1.00	1.25%		17		1.27%		1.98%		1.27%

CLASS C SHARES
Period Ended October 31, 2007 (e)	$1.00	3.79	%(d)	$428		1.20	%(d)	3.78	%(d)	1.25%
Six Months Ended April 30, 2008 (Unaudited)	1.00	1.16%		2,372		1.27%		1.65%		1.27%

CLASS D SHARES
Year Ended October 31, 2003	$1.00	0.68%		$577,991		0.57%		0.66%		0.57%
Year Ended October 31, 2004	1.00	0.68%		517,500		0.58%		0.67%		0.58%
Year Ended October 31, 2005	1.00	2.24%		525,937		0.58%		2.21%		0.59%
Year Ended October 31, 2006	1.00	4.32%		967,456		0.57%		4.27%		0.58%
Year Ended October 31, 2007	1.00	4.79	%(d)	761,155		0.50	%(d)	4.66	%(d)	0.54%
Six Months Ended April 30, 2008 (Unaudited)	1.00	1.54%		7,471,125		0.52%		2.65%		0.52%

CLASS I SHARES
Period Ended October 31, 2004 (f)	$1.00	0.01%		$0	**	0.20%		0.93%		0.21%
Year Ended October 31, 2005 (g)	1.00	0.73%		0	**	0.20%		3.08%		0.24%
Year Ended October 31, 2006 (h)	1.00	1.80%		23,002		0.17%		5.08%		0.23%
Year Ended October 31, 2007 (i)	1.00	4.99	%(d)	949,095		0.15	%(d)	4.73	%(d)	0.17%
Six Months Ended April 30, 2008 (Unaudited)	1.00	1.72%		1,930,940		0.16%		3.17%		0.17%

CLASS Y SHARES
Year Ended October 31, 2003	$1.00	0.94%		$382,645		0.32%		0.93%		0.32%
Year Ended October 31, 2004	1.00	0.93%		337,343		0.32%		0.91%		0.32%
Year Ended October 31, 2005	1.00	2.50%		465,996		0.34%		2.49%		0.34%
Year Ended October 31, 2006	1.00	4.58%		517,089		0.32%		4.49%		0.33%
Year Ended October 31, 2007	1.00	5.05	%(d)	6,267,594		0.26	%(d)	4.78	%(d)	0.28%
Six Months Ended April 30, 2008 (Unaudited)	1.00	1.66%		6,658,352		0.27%		3.20%		0.27%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.03%, 0.03%, 0.02%, 0.02%, 0.00% and 0.01% for Class A Shares, Class B Shares, Class C Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)

Class C Shares commenced operations on November 20, 2006 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 346 days during the period.

(f)

Class I Shares commenced operations on December 24, 2003 and was operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 10 days during the period.

(g)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 89 days during the period.

(h)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 136 days during the period.

(i)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 357 days during the period.

41	HSBC INVESTOR FAMILY OF FUNDS	See notes to financial statements.

HSBC INVESTOR U.S. TREASURY MONEY MARKET FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income		Total from Investment Activities		Net Investment Income	Total Dividends

CLASS A SHARES
Year Ended October 31, 2003	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*
Year Ended October 31, 2004	1.00	0.00	*	0.00	*	(0.00)*	(0.00)*
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.04		0.04		(0.04)	(0.04)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)

CLASS B SHARES
Period Ended October 31, 2004(e)	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*
Year Ended October 31, 2005	1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2006	1.00	0.03		0.03		(0.03)	(0.03)
Year Ended October 31, 2007	1.00	0.04		0.04		(0.04)	(0.04)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)

CLASS D SHARES
Year Ended October 31, 2003	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.04		0.04		(0.04)	(0.04)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)

CLASS I SHARES
Period Ended October 31, 2004 (f)	$1.00	0.00	*	0.00	*	(0.00)*	(0.00)*
Year Ended October 31, 2005 (g)	1.00	0.02		0.02		(0.02)	(0.02)
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.05		0.05		(0.05)	(0.05)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)

CLASS Y SHARES
Year Ended October 31, 2003	$1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2004	1.00	0.01		0.01		(0.01)	(0.01)
Year Ended October 31, 2005	1.00	0.02		0.02		(0.02)	(0.02)
Year Ended October 31, 2006	1.00	0.04		0.04		(0.04)	(0.04)
Year Ended October 31, 2007	1.00	0.05		0.05		(0.05)	(0.05)
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.01		0.01		(0.01)	(0.01)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(a)		Net Assets at End of Period (000’s)		Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)

CLASS A SHARES
Year Ended October 31, 2003	$1.00	0.35%		$73,217		0.77%		0.38%		0.80%
Year Ended October 31, 2004	1.00	0.39%		85,882		0.71%		0.39%		0.76%
Year Ended October 31, 2005	1.00	1.89%		56,307		0.76%		1.84%		0.76%
Year Ended October 31, 2006	1.00	3.74%		67,861		0.74%		3.75%		0.77%
Year Ended October 31, 2007	1.00	4.19	%(d)	84,355		0.68	%(d)	4.09	%(d)	0.74%
Six Months Ended April 30, 2008 (Unaudited)	1.00	1.00%		217,257		0.68%		1.85%		0.69%

CLASS B SHARES
Period Ended October 31, 2004(e)	$1.00	0.04%		$38		1.31%		0.18%		1.35%
Year Ended October 31, 2005	1.00	1.29%		39		1.36%		1.28%		1.36%
Year Ended October 31, 2006	1.00	3.12%		40		1.35%		3.09%		1.38%
Year Ended October 31, 2007	1.00	3.57	%(d)	41		1.28	%(d)	3.51	%(d)	1.35%
Six Months Ended April 30, 2008 (Unaudited)	1.00	0.72%		12		1.26%		1.35%		1.26%

CLASS D SHARES
Year Ended October 31, 2003	$1.00	0.50%		$147,547		0.62%		0.46%		0.66%
Year Ended October 31, 2004	1.00	0.54%		208,633		0.56%		0.54%		0.60%
Year Ended October 31, 2005	1.00	2.04%		293,480		0.62%		2.08%		0.62%
Year Ended October 31, 2006	1.00	3.90%		302,637		0.60%		3.85%		0.62%
Year Ended October 31, 2007	1.00	4.34	%(d)	297,120		0.53	%(d)	4.28	%(d)	0.59%
Six Months Ended April 30, 2008 (Unaudited)	1.00	1.08%		892,472		0.52%		1.87%		0.53%

CLASS I SHARES
Period Ended October 31, 2004 (f)	$1.00	0.02%		$0	**	0.17%		0.77%		0.23%
Year Ended October 31, 2005 (g)	1.00	2.02%		30,518		0.20%		2.62%		0.26%
Year Ended October 31, 2006	1.00	4.37%		6,521		0.19%		4.12%		0.27%
Year Ended October 31, 2007	1.00	4.74	%(d)	73,460		0.15	%(d)	4.38	%(d)	0.22%
Six Months Ended April 30, 2008 (Unaudited)	1.00	1.27%		845,810		0.16%		1.82%		0.17%

CLASS Y SHARES
Year Ended October 31, 2003	$1.00	0.75%		$31,199		0.36%		0.78%		0.39%
Year Ended October 31, 2004	1.00	0.79%		172,704		0.31%		0.82%		0.35%
Year Ended October 31, 2005	1.00	2.30%		47,804		0.36%		2.13%		0.36%
Year Ended October 31, 2006	1.00	4.16%		42,934		0.35%		4.07%		0.37%
Year Ended October 31, 2007	1.00	4.60	%(d)	41,256		0.27	%(d)	4.34	%(d)	0.32%
Six Months Ended April 30, 2008 (Unaudited)	1.00	1.21%		523,539		0.27%		2.02%		0.28%

*	Less than $0.005 per share.

**	Less than $500.

(a)	Not annualized for periods less than one year. Total returns do not include redemption charges.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2007, HSBC reimbursed amounts to certain Funds related to past marketing arrangements. The corresponding impact to the net expense ratio, net income ratio and the total return were 0.01%, 0.01%, 0.01%, 0.01% and 0.01% for Class A Shares, Class B Shares, Class D Shares, Class I Shares and Class Y Shares, respectively.

(e)	Class B Shares commenced operations on August 13, 2004.

(f)

Class I Shares commenced operations on December 30, 2003 and were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 13 days during the period.

(g)	Class I Shares were operational during a portion of the year only. Amounts reflect performance for the period of time the class had operations, which was 280 days during the period.

See notes to financial statements.	HSBC INVESTOR FAMILY OF FUNDS	42

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2008 (Unaudited)

1.	Organization:

          HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2008, the Trust is comprised of 20 separate operational funds, each a series of the HSBC Investor Family of Funds. The accompanying financial notes are presented for the following 6 funds (individually a “Fund,” collectively the “Funds”):

Fund	Short Name

HSBC Investor California Tax-Free Money Market Fund	California Tax-Free Money Market Fund
HSBC Investor Money Market Fund (Effective June 18, 2008,changed name to HSBC Prime Money Market Fund)	Money Market Fund
HSBC Investor New York Tax-Free Money Market Fund	N.Y. Tax-Free Money Market Fund
HSBC Investor Tax-Free Money Market Fund	Tax-Free Money Market Fund
HSBC Investor U.S. Government Money Market Fund	U.S. Government Money Market Fund
HSBC Investor U.S. Treasury Money Market Fund	U.S Treasury Money Market Fund

          Each Fund except the N.Y. Tax-Free Money Market Fund are diversified funds under the Act. The N.Y. Tax-Free Money Market Fund is a non-diversified fund, which means they may concentrate their investments in the investments of a limited number of issuers.

Financial statements for all other Funds of HSBC Investor Family of Funds are published separately.

          The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Funds are authorized to issue five classes of shares: Class A Shares, Class B Shares, Class C Shares, Class D Shares, and Class Y Shares. In addition, the Money Market Fund, Tax-Free Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund are authorized to issue Class I Shares. The Class B Shares of the Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class A, Class D, Class I or Class Y Shares of the Funds. Each class of shares in each Fund has identical rights and privileges, except with respect to arrangements pertaining to shareholder servicing and/or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and exchange privileges.

          Under the Trust’s organizational documents, the Funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds may enter into contracts with its service providers, which also provide for indemnifications by the Funds. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

          Investments of the Funds are valued at amortized cost, which approximates fair value, except for securities covered by the Capital Support Agreement as discussed in note 6, which are reflected at fair value, and investments in other money market funds, which are priced at net asset value as reported by such companies. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

43	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Investment Adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid.

At April 30, 2008 the HSBC Money Market Fund held restricted securities that were illiquid, representing 5.6% of net assets, as follows:

Security	Acquisition Date	Amortized Cost($)	Principal Amount($)	Value($)

Money Market Fund
K2 (USA) LLC, 2.52%, 6/20/08*	5/22/2007	50,000,650	50,000,000	49,850,500
K2 (USA) LLC, 2.78%, 6/13/08*	6/12/2007	80,000,452	80,000,000	79,812,800
Links Finance LLC, 2.50%, 6/20/08*	6/7/2007	99,998,610	100,000,000	99,699,000
Stanfield Victoria Funding LLC, 0.00%, 1/25/08*	7/11/2007	21,000,000	21,000,000	17,658,900
Stanfield Victoria Funding LLC, 0.00%, 3/3/08*	1/25/2007	39,999,427	40,000,000	33,636,000
Stanfield Victoria Funding LLC, 0.00%, 7/15/08*	2/26/2007	41,996,066	42,000,000	35,317,800
Whistlejacket Capital LLC, 0.00%, 5/15/08*	4/11/2007	49,998,699	50,000,000	47,230,000
Whistlejacket Capital LLC, 0.00%, 6/23/08*	6/20/2007	74,996,391	75,000,000	70,845,000

(*)

These holdings represent investments in structured investment vehicles (SIVs). The value of SIVs may be affected by, among other things, changes in: interest rates, the quality of the underlying assets or the market’s assessment thereof, factors concerning interests in and structure of the issuer or the originator of the receivables, or the creditworthiness of the entities that provide credit enhancements. SIVs have experienced significantly decreased liquidity as well as declines in the market value of certain categories of collateral underlying the SIVs. The Money Market Fund’s holdings in SIVs were previously determined to be liquid at the time of acquisition of such investments and have since been deemed to be illiquid due to the changes in market conditions. Management has considered these conditions in connection with the Money Market Fund’s ongoing compliance with Rule 2a-7 of the Investment Company Act of 1940.

Repurchase Agreements:

          The Funds (except U.S. Treasury Money Market Fund) may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying Portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential for loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Fund seeks to assert its rights.

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and realized and unrealized gains and losses in investments are allocated to each class of shares based on its relative net assets on a daily basis.

HSBC INVESTOR FAMILY OF FUNDS	44

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

Dividends to Shareholders:

          Dividends from net investment income are declared daily and paid monthly from each Fund. Dividends from net realized gains, if any, are declared and paid at least annually by the Funds. Additional distributions are also made to the Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net realized gains of regulated investment companies.

          The character of net investment income and net realized gains distributed are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. To the extent distributions from net investment income and net realized gains exceed net investment income and net realized gains for tax purposes, they are reported as distributions of capital.

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          In addition, effective April 30, 2008, the Trusts’ adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

New Accounting Pronouncements:

          In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, “Fair Value Measurements”(“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

          In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161requires enhanced disclosures about the Funds derivative and hedging activities, including how such activities are accounted for and their effect on the Fund’s financial position, performance and cash flows. Management is currently evaluating the impact, the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

45	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

3.	Related Party Transactions

Investment Management:

          HSBC Investments (USA) Inc. (which became HSBC Global Asset Management (USA) Inc., effective June 2, 2008) (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the Funds. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds’ investments pursuant to an Investment Advisory Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets, at an annual rate of:

Fund	Fee Rate

California Tax-Free Money Market Fund	0.10%
Money Market Fund	0.10%
N.Y. Tax-Free Money Market Fund	0.10%
Tax-Free Money Market Fund	0.10%
U.S. Government Money Market Fund	0.10%
U.S. Treasury Money Market Fund	0.10%

          HSBC also provides operational support services to the Funds pursuant to an Operational Support Services Agreement. For its services, HSBC receives a fee, accrued daily and paid monthly, based on the average daily net assets of Class A Shares, Class B Shares, Class C Shares, Class D Shares and Class Y Shares, at an annual rate of:

Fund	Fee Rate

California Tax-Free Money Market Fund	0.10%
Money Market Fund	0.10%
N.Y. Tax-Free Money Market Fund	0.05%
Tax-Free Money Market Fund	0.10%
U.S. Government Money Market Fund	0.10%
U.S. Treasury Money Market Fund	0.10%

Administration:

HSBC serves the Funds as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Funds a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.035%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets for each class.

The administration fees accrued for each class by fund, of which 50% of such fees are deemed to be class specific, are as follows:

	California Tax-Free Money Market Fund	Money Market Fund	New York Tax-Free Money Market Fund	Tax-Free Money Market Fund	U.S. Government Money Market Fund	U.S. Treasury Money Market Fund

Class A	$7	$92,575	$20,372	$—	$223,452	$33,502
Class B	—	48	9	—	4	13
Class C	189	82,217	—	—	83	—
Class D	23,769	838,864	148,990	16,329	745,052	140,182
Class I	—	558,595	—	—	210,840	72,337
Class Y	23,901	258,028	79,379	8,184	1,953,062	84,148

Total	$47,866	$1,830,327	$248,750	$24,513	$3,132,493	$330,182

HSBC INVESTOR FAMILY OF FUNDS	46

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s sub-administrator, subject to the general supervision of the Funds’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC. During the period ended April 30, 2008, HSBC reduced its administrative fees by $283,260.

          Under a Compliance Services Agreement between the Funds and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Funds’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $125,400 for the period ended April 30, 2008 plus reimbursement of certain expenses. Expenses incurred by each fund are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Distribution Plan:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, 1.00% and 0.25% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), Class C Shares (currently charging 0.75%) and Class D Shares (currently not being charged) of the Funds, respectively. Foreside, as Distributor, also received $405,635, $247,179 and $12,433 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares and Class C Shares, respectively, of which $396,664, $246,553 and $12,419 were reallowed to affiliated brokers and dealers for Class A Shares, Class B Shares and Class C Shares, respectively.

Shareholder Servicing:

          The Trust has adopted a Shareholder Services Plan, formerly known as administrative services plan, which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee that is computed daily and paid monthly up to 0.60%, 0.25%, 0.25% and 0.25% of the average daily net assets of Class A Shares (currently charging 0.40%), Class B Shares, Class C Shares and Class D Shares of the Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan may not exceed, in the aggregate, 0.60%, 1.00%, 1.00% and 0.25% annually of each Fund’s average daily net assets of Class A Shares, Class B Shares, Class C Shares and Class D Shares, respectively.

Fund Accounting, Transfer Agent and Trustee:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent for the Funds, Citi Ohio receives a fee based on the number of Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the Funds, Citi Ohio receives an annual fee per Fund and share class, subject to certain minimums and reimbursement of certain expenses.

          Effective April 1, 2008 each of the six non-interested Trustees are compensated with a $60,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

          Prior to April 1, 2008 each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

47	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2009 the annual total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses, of the California Tax-Free Money Market Fund, Money Market Fund, U.S. Government Money Market Fund and U.S. Treasury Money Market Fund. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows:

Fund	Class	Contractual Expense Limitations

California Tax-Free Money Market Fund	A	0.80%
California Tax-Free Money Market Fund	B	1.40%*
California Tax-Free Money Market Fund	C	1.40%
California Tax-Free Money Market Fund	D	0.65%
California Tax-Free Money Market Fund	Y	0.40%
Money Market Fund	I	0.20%
U.S. Government Money Market Fund	I	0.20%
U.S. Treasury Money Market Fund	I	0.20%

* The California Tax-Free Money Market Fund Class B Shares have not commenced operations as of April 30, 2008.

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of the Funds. In addition, the Administrator and Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator and Citi Ohio are reported separately on the Statements of Operations, as applicable. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

4.	Concentration of Credit Risk:

          The California Tax-Free Money Market Fund and N.Y. Tax-Free Money Market Fund invest primarily in debt obligations issued by the State of California and the State of New York, respectively, and their respective political subdivisions, agencies and public authorities. The Funds are more susceptible to economic and political factors adversely affecting issuers of California and New York municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

5.	Federal Income Tax Information:

At April 30, 2008, the cost basis for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

California Tax-Free Money Market Fund	$213,532,722	$—	$—	$—
Money Market Fund	7,693,160,472	—	(23,940,295)	(23,940,295)
New York Tax-Free Money Market Fund	1,060,860,692	—	—	—
Tax-Free Money Market Fund	138,477,447	—	—	—
U.S. Government Money Market Fund	16,890,688,329	—	—	—
U.S Treasury Money Market Fund	2,636,514,420	—	(54,143)	(54,143)

HSBC INVESTOR FAMILY OF FUNDS	48

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

The tax character of dividends paid by the Funds as of latest tax year ended of October 31, 2007 were as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid(1)

California Tax-Free Money Market Fund	$16,259	$—	$16,259	$4,157,109	$4,173,368
Money Market Fund	318,454,790	—	318,454,790	—	318,454,790
New York Tax-Free Money Market Fund	77,595	—	77,595	26,821,094	26,898,689
Tax-Free Money Market Fund	8,885	—	8,885	2,048,024	2,056,909
U.S. Government Money Market Fund	165,188,430	—	165,188,430	—	165,188,430
U.S Treasury Money Market Fund	20,779,844	—	20,779,844	—	20,779,844

As of latest tax year ended October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis for the Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable(2)	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficit)

California Tax-Free Money Market Fund	$—	$350,991	$—	$350,991	$(329,787)	$(24)	$—	$21,180
Money Market Fund	29,412,342	—	—	29,412,342	(28,698,357)	(274,023)	—	439,962
New York Tax-Free
Money Market Fund	—	2,807,387	—	2,807,387	(2,641,180)	(11,738)	—	154,469
Tax-Free
Money Market Fund	—	185,731	—	185,731	(185,705)	—	—	26
U.S. Government Money Market Fund	35,201,198	—	—	35,201,198	(34,726,137)	(2,170)	—	472,891
U.S Treasury Money Market Fund	1,446,271	—	—	1,446,271	(1,419,693)	(90,037)	—	(63,459)

          The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings and any net capital loss carryforwards will be determined at the end of the current tax year ending October 31, 2008.

          As of the latest tax year ended of October 31, 2007, the following Funds have net capital loss carryforwards, which are available to offset future realized gains, if any, to the extent provided by the Treasury regulations. To the extent that these carryforwards are used to offset future capital gains, it is probable that the gains that are offset will not be distributed to shareholders.

Fund	Amount	Expires

California Tax-Free Money Market Fund	$24	2014
Money Market Fund	59,832	2012
	12,537	2013
	3,997	2014
	197,657	2015
N.Y. Tax-Free Money Market Fund	11,738	2010
U.S. Government Money Market Fund	1,152	2013
	1,018	2015
U.S. Treasury Money Market Fund	49,137	2013
	40,900	2014

6.	Capital Support Agreement:

          The HSBC Investor Money Market Fund (the “Fund”) holds notes (the “Notes”) issued by certain structured investment vehicles (“SIVs”). In order to mitigate the negative impact of holding these SIVs in light of the ongoing credit conditions in the market, including the downgrade in credit rating for one of the holdings, on January 9, 2008, the Trust, on behalf of the Fund, entered into a Letter of Indemnity (as subsequently amended, the “Agreement”) with HSBC Group Investment Businesses Limited (“HGIB”), an affiliate to the Fund’s investment adviser, HSBC Investments (USA) Inc., pursuant to which HGIB agreed to provide capital support to the Fund under certain circumstances.

          The Agreement requires HGIB to contribute capital to the Fund, subject to an aggregate limit of $69 million, if as a result of realized losses on the Notes the Fund’s mark-to-market net asset value would drop below $0.9975. In such event, HGIB would pay to the Fund the lesser of the following amounts: (i) the amount of the loss realized on the Notes; (ii) the

49	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

amount, if any, necessary to restore the mark-to-market net asset value per share of the Fund to $0.9975, or (iii) the remaining amount of the aggregate limit under the Agreement, taking into account all prior contributions by HGIB.

The Board of Trustees has determined that HGIB’s commitment under the Agreement is of comparable quality to a First Tier Security as defined in Rule 2a-7.

          The termination date of the Agreement is the earlier of: (i) the full payment in cash of all amounts due by the issuers of the Notes; (ii) the payment in cash by HGIB of all amounts due under the provisions of the Agreement; (iii) the determination that HGIB’s commitment under the Agreement no longer qualifies as a First Tier Security; or (iv) December 31, 2008. If the Fund continues to hold Notes on the December 31, 2008 termination date of the Agreement, the Fund will sell such Notes on the termination date if a sale would trigger a required capital payment from HGIB to the Fund under the provisions of the Agreement. Additionally, in the event that the Agreement terminates based on a determination by the Board that HGIB’s commitment under the Agreement no longer qualifies as a First Tier Security, the Fund will sell the Notes and HGIB will pay any amounts owed under the provisions of the Agreement.

The following table summarizes the Notes and their amortized cost value, fair value, and unrealized depreciation as of April 30, 2008:

Description	Principal Amount($)	Amortized Cost($)	Fair Value($)	Unrealized Depreciation($)

K2 (USA) LLC, 2.52%, 6/20/08	50,000,000	50,000,650	49,850,500	(150,150)
K2 (USA) LLC, 2.78%, 6/13/08	80,000,000	80,000,452	79,812,800	(187,652)
Links Finance LLC, 2.50%, 6/20/08	100,000,000	99,998,610	99,699,000	(299,610)
Stanfield Victoria Funding LLC, 0.00%, 1/25/08	21,000,000	21,000,000	17,658,900	(3,341,100)
Stanfield Victoria Funding LLC, 0.00%, 3/3/08	40,000,000	39,999,427	33,636,000	(6,363,427)
Stanfield Victoria Funding LLC, 0.00%, 7/15/08	42,000,000	41,996,066	35,317,800	(6,678,266)
Whistlejacket Capital LLC, 0.00%, 5/15/08	50,000,000	49,998,699	47,230,000	(2,768,699)
Whistlejacket Capital LLC, 0.00%, 6/23/08	75,000,000	74,996,391	70,845,000	(4,151,391)

In addition, the fair value of the Agreement was $12,596,944 as of April 30, 2008.

7.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds’ financial statements.

HSBC INVESTOR FAMILY OF FUNDS	50

HSBC INVESTOR FAMILY OF FUNDS

Investment Adviser Contract Approval—April 30, 2008 (Unaudited)

          The Independent Trustees of the HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the “Trusts”), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the “Existing Funds”) at an in-person meeting held on December 10, 2007. Also, at an in-person meeting held on April 1, 2008, The Independent Trustees reviewed and approved a new Investment Advisory Contract and Sub-Advisory Contract with respect to the HSBC Investor Growth Fund (the “Growth Fund”) (the Existing Funds and Growth Fund are collectively referred to as the “Funds” and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the “Agreements”).

          In determining whether it was appropriate to approve the Agreements for the Funds, The Independent Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. In an Executive Session, the Independent Trustees carefully evaluated this information, and were advised by independent legal counsel with respect to their deliberations. Based on its review of the information requested and provided for each Fund, The Independent Trustees determined that the relevant Agreements were consistent with the best interests of the Funds and their shareholders, and enable the Funds to receive high quality services at a cost that is appropriate and reasonable. The Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser (and, as applicable, the Sub-Advisers), in light of the high quality services provided to the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and the commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds. With respect to the Equity Funds, The Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Independent Trustees also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain funds. The Independent Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, The Independent Trustees also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Independent Trustees also considered the extent to which the investment advisers had achieved economies of scale and the extent to which shareholders participated in those economies of scale.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Independent Trustees members took note of performance information for the one, three and five year periods and since inception as relevant. In addition The Independent Trustees compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered the Adviser’s overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Independent Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Independent Trustees concluded that the combined advisory fees payable to the Adviser and each of the Fund’s Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser’s relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

Other Relevant Considerations. The Independent Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Independent Trustees also noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the level and quality of these services, in particular the quality of the personnel providing these services. In addition, The Independent Trustees considered the overall favorable investment performance of the Funds.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, The Independent Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

51	HSBC INVESTOR FAMILY OF FUNDS

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2008

          As a shareholder of the HSBC Investor Funds (“Funds”), you incur two types of costs: (1) transaction costs, shareholder servicing fees; and exchange fees: (2) ongoing costs, including management fees; distribution; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (“Funds”) and to compare the cost with the ongoing costs of investing in other mutual funds.

          These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 through April 30, 2008.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 – 4/30/08	Annualized Expense Ratio During Period 11/1/07 – 4/30/08

California Tax-Free Money Market Fund	Class A Shares**	$ 1,000.00	$ 1,007.40	$ 2.44	0.60%
	Class C Shares***	1,000.00	1,006.50	5.97	1.21%
	Class D Shares	1,000.00	1,010.80	2.25	0.45%
	Class Y Shares	1,000.00	1,012.10	0.95	0.19%
Money Market Fund	Class A Shares	1,000.00	1,017.20	3.36	0.67%
	Class B Shares	1,000.00	1,014.20	6.36	1.27%
	Class C Shares	1,000.00	1,014.20	6.36	1.27%
	Class D Shares	1,000.00	1,017.90	2.61	0.52%
	Class I Shares	1,000.00	1,019.80	0.80	0.16%
	Class Y Shares	1,000.00	1,019.20	1.36	0.27%
New York Tax-Free Money Market Fund	Class A Shares	1,000.00	1,010.60	3.20	0.64%
	Class B Shares	1,000.00	1,007.60	6.14	1.23%
	Class D Shares	1,000.00	1,011.30	2.40	0.48%
	Class Y Shares	1,000.00	1,012.60	1.15	0.23%
Tax-Free Money Market Fund	Class D Shares	1,000.00	1,011.60	2.45	0.49%
	Class Y Shares	1,000.00	1,012.90	1.15	0.23%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,014.60	3.36	0.67%
	Class B Shares	1,000.00	1,012.50	6.35	1.27%
	Class C Shares	1,000.00	1,011.60	6.35	1.27%
	Class D Shares	1,000.00	1,015.40	2.61	0.52%
	Class I Shares	1,000.00	1,017.20	0.80	0.16%
	Class Y Shares	1,000.00	1,016.60	1.35	0.27%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,010.00	3.40	0.68%
	Class B Shares	1,000.00	1,007.20	6.29	1.26%
	Class D Shares	1,000.00	1,010.80	2.60	0.52%
	Class I Shares	1,000.00	1,012.70	0.80	0.16%
	Class Y Shares	1,000.00	1,012.10	1.35	0.27%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

**	Information shown reflects values using the expense ratios and rates of return for the period of operations from December 5, 2007 to April 30, 2008.

***	Information shown reflects values using the ratios and rates of returns from November 1, 2007 to March 23, 2008 and from March 27, 2008 to April 30, 2008.

HSBC INVESTOR FAMILY OF FUNDS	52

HSBC INVESTOR FAMILY OF FUNDS

Table of Shareholder Expenses (Unaudited)—as of April 30, 2008 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 – 4/30/08	Annualized Expense Ratio During Period 11/1/07 – 4/30/08

California Tax-Free Money Market Fund	Class A Shares**	$1,000.00	$1,021.88	$3.02	0.60%
	Class C Shares	1,000.00	1,018.80	6.12	1.22%
	Class D Shares	1,000.00	1,022.63	2.26	0.45%
	Class Y Shares	1,000.00	1,023.92	0.96	0.19%
Money Market Fund	Class A Shares	1,000.00	1,021.53	3.37	0.67%
	Class B Shares	1,000.00	1,018.55	6.37	1.27%
	Class C Shares	1,000.00	1,018.55	6.37	1.27%
	Class D Shares	1,000.00	1,022.28	2.61	0.52%
	Class I Shares	1,000.00	1,024.07	0.81	0.16%
	Class Y Shares	1,000.00	1,023.52	1.36	0.27%
New York Tax-Free Money Market Fund	Class A Shares	1,000.00	1,021.68	3.22	0.64%
	Class B Shares	1,000.00	1,018.75	6.17	1.23%
	Class D Shares	1,000.00	1,022.48	2.41	0.48%
	Class Y Shares	1,000.00	1,023.72	1.16	0.23%
Tax-Free Money Market Fund	Class D Shares	1,000.00	1,022.43	2.46	0.49%
	Class Y Shares	1,000.00	1,023.72	1.16	0.23%
U.S. Government Money Market Fund	Class A Shares	1,000.00	1,021.53	3.37	0.67%
	Class B Shares	1,000.00	1,018.55	6.37	1.27%
	Class C Shares	1,000.00	1,018.55	6.37	1.27%
	Class D Shares	1,000.00	1,022.28	2.61	0.52%
	Class I Shares	1,000.00	1,024.07	0.81	0.16%
	Class Y Shares	1,000.00	1,023.52	1.36	0.27%
U.S. Treasury Money Market Fund	Class A Shares	1,000.00	1,021.48	3.42	0.68%
	Class B Shares	1,000.00	1,018.60	6.32	1.26%
	Class D Shares	1,000.00	1,022.28	2.61	0.52%
	Class I Shares	1,000.00	1,024.07	0.81	0.16%
	Class Y Shares	1,000.00	1,023.52	1.36	0.27%

*

Expenses are equal to the average account value over the period multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

**

Information shown reflects values using the expense ratios for the 148 days of operations during the period for California Tax-Free Money Market Fund Class A shares, and has been annualized to reflect values for the period November 1, 2007 to April 30, 2008.

53	HSBC INVESTOR FAMILY OF FUNDS

          A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund’s website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov. A copy of the Fund’s voting record for the most recent 12 month period ending June 30 is available at the Commission’s website at http://www.sec.gov.

          Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund’s website at www.investorfunds.us.hsbc.com and on the Commission’s website at http://www.sec.gov.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR FAMILY OF FUNDS	54

HSBC INVESTOR FAMILY OF FUNDS:	CUSTODIAN
The Northern Trust Company
INVESTMENT ADVISER AND ADMINISTRATOR	50 South LaSalle Street
HSBC Investments (USA) Inc.	Chicago, IL 60603
452 Fifth Avenue
New York, NY 10018	INDEPENDENT REGISTERED
Effective June 2, 2008, changed name to	PUBLIC ACCOUNTING FIRM
HSBC Global Asset Management (USA) Inc.	KPMG LLP
191 West Nationwide Blvd.
SHAREHOLDER SERVICING AGENTS	Suite 500
For HSBC Bank USA, N.A. and	Columbus, OH 43215
HSBC Securities (USA) Inc. Clients:
HSBC Bank USA, N.A.	LEGAL COUNSEL
452 Fifth Avenue	Dechert LLP
New York, NY 10018	1775 I Street, NW
1-888-525-5757	Washington, D.C. 20006

For All Other Shareholders:
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218-2845
1-800-782-8183

TRANSFER AGENT AND SPONSOR
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services, L.P.
3435 Stelzer Road
Columbus, OH 43219

The HSBC Investor Family of Funds are distributed by Foreside Distribution Services, L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

—NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-0009		04/08

Semi-Annual Report
HSBC Investor LifeLine FundsTM

LifeLine

It’s simple.

It’s easy.

It’s affordable

April 30, 2008

HSBC Investor Aggressive
Growth Strategy Fund

HSBC Investor Growth
Strategy Fund

HSBC Investor Moderate
Growth Strategy Fund

HSBC Investor Conservative
Growth Strategy Fund

HSBC Investor LifeLine Funds

[This Page Intentionally Left Blank.]

Glossary of Terms

Citigroup U.S. Domestic Three Month Treasury Bill Index is government guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

Citigroup U.S. High Yield Market Capped Index, the “U.S. High Yield Market Capped Index” uses the U.S. High-Yield Market Index as its foundation imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer’s distribution across different maturities. The U.S. High-Yield Market Index captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada.

Gross Domestic Product (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Lehman Brothers U.S. Aggregate Index is an unmanaged index generally representative of investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index generally representative of investment-grade issues with maturities between three- and ten-years.

Merrill Lynch U.S. High Yield Master II Index is an unmanaged index which measures the performance of the broad high yield market.

Morgan Stanley Capital International Europe, Australasia and Far East (“MSCI EAFE”) Index is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Russell Universe - Russell is a recognized leader in consulting, multi-manager investing and institutional investment management. Our consultants advise clients on more than $2 trillion in assets. We deliver investment programs to over 2,000 clients in 44 countries. With more than $230 billion in assets in our funds, Russell researchers meet with over 4,000 investment managers around the world to evaluate their investment process.

Russell MidCap® Growth Index is an unmanaged index which measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor’s 500 Index (“S&P 500”) is an unmanaged index that is widely regarded as a gauge of the U.S. equities market, this index includes 500 leading companies in leading industries of the U.S. economy. The S&P 500 focuses on the large cap segment of the market, with approximately 75% coverage of U.S. equities.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index.

Chairman’s Message

Dear Shareholder:

In a period of market volatility, mutual funds offer a “hedge” against extremes. Since the purpose of mutual funds is to provide a balance of investments and since fund advisers monitor performance of individual holdings in a portfolio, investors are generally protected against extremes. Over the long run, mutual funds have continued to be a wise investment.

The HSBC Investor Funds have performed in accordance with the swings of the equities and fixed income markets. Many of the HSBC Investor Funds have outperformed their industry benchmarks, most have equaled the benchmark and a few underperformed. Management and the board monitor performance continuously. While any Fund can underperform for a limited period of time, Funds that continue to underperform are put on a watch list, and if a downtrend continues, the board and management will re-evaluate the subadviser relationship.

With over 12 trillion dollars invested, mutual funds remain one of the best ways to sustain both value and growth of a portfolio. The diversity of the HSBC Fund Family provides a useful way to ride the wave of volatility. Please consult your financial adviser to determine the best mix of funds for your individual needs. We encourage you to be active in overseeing your own investments and welcome your comments about how we can provide the best service to you.

Thanks,

Larry M. Robbins, Chairman, HSBC Investor Funds

1	HSBC INVESTOR FAMILY OF FUNDS

Commentary From the Investment Manager

HSBC Investments (USA) Inc.
Effective June 2, 2008, changed name to HSBC Global Asset Management (USA) Inc.

Economic review

Several factors weighed on the U.S. economy during the six-month period between November 1, 2007 and April 30, 2008. The ongoing decline in the housing market depressed activity in industries related both directly and indirectly to the housing market, including homebuilders, home improvement retailers and furniture makers. The housing slump also made it more difficult for consumers to borrow against their home equity. That development weakened consumer spending, even as rising prices on food and energy and a flagging employment picture caused Americans to cut back. Consumer spending accounts for more than two-thirds of U.S. economic activity. Therefore, the consumer slowdown posed a significant threat to economic growth.

The housing slump also contributed to rising defaults on subprime mortgages. Higher subprime mortgage defaults led to losses for securities backed by these low-quality home loans, which had become widely dispersed throughout the global financial system in recent years. Losses in subprime mortgage-backed securities forced a number of financial firms to write-down the value of their holdings by billions of dollars. Moreover, market participants became concerned about the possible extent of problems related to weak mortgages. Lenders, concerned that they could not accurately gauge prospective borrowers’ financial health, became extremely cautious about extending credit, resulting in a severe credit crunch that depressed economic growth.

The Federal Reserve Board (the “Fed”) acted aggressively as it attempted to ameliorate the credit situation and stimulate the economy. The Fed reduced the federal funds rate, its target short-term interest rate, from 4.50% to 2.00% during the six month period ended April 30, 2008 in order to inject liquidity into the financial markets. It also orchestrated a buyout of troubled securities firm Bear Stearns, to prevent problems at the company from undermining the broad financial system. The Fed also sought to improve financial institutions’ access to credit by accepting a wider variety of assets as collateral.

Exports helped the U.S. economy continue to expand despite the difficult environment during the early months of 2008. A weakening dollar made U.S. companies’ products and services more competitive overseas, while increasing the value of revenues earned in foreign currencies. The U.S. Gross Domestic Product1 grew at annualized rates of 0.6% during the fourth quarter of 2007 and 0.9% during the first quarter of 2008.

The U.S. economy’s struggles led to signs of a global slowdown. Growth in Europe appeared to weaken, and evidence emerged that developing economies, which have generated powerful growth in recent years, were beginning to feel the effects of America’s problems as well. For example, China’s year-over-year exports grew 22.5% in December 2007, but just 6.5% in February 2008. Nevertheless, the global economy remained healthy and continued to expand more quickly than the U.S. economy during this period.

Market review

Investors during most of this six-month period responded to the uncertain economic environment by fleeing from the perceived risk of stocks and into the perceived safety of high-quality bonds. U.S. stock returns were exceptionally volatile during this time, as the lack of clarity about the direction of the economy; the subprime crisis and the credit crunch caused traders to react aggressively in response to emerging data. The U.S. market recovered somewhat between mid-March and the end of April, as investors anticipating improving economic and market conditions sought to capitalize on low valuations. For the six month period ended April 30, 2008, the S&P 500 returned -9.63%, while the small-cap sector as represented by the Russell 2000® Index returned -12.92%.

Financial stocks suffered some of the U.S. market’s greatest declines, as shareholders sold financial stocks due to concerns about large write-downs and the potential for further damage from the subprime mortgage crisis. Stocks in the financial sector rebounded modestly toward the end of the period, as bargain-hunting investors began to believe that the market had priced in the worst of the subprime crisis.

Consumer discretionary stocks also performed poorly during this period, as investors worried that high food and energy prices and a weaker employment picture would reduce the money individuals had available to spend on non-essential items. Conversely, energy and materials stocks benefited from rising commodity prices, and posted some of the market’s strongest returns during this period.

Foreign stocks generally posted losses, with the MSCI EAFE Index of developed foreign stock markets returning -8.99% during the period under review. Investors sold foreign stocks due to a general aversion to risk and because of concerns about the repercussions from the turmoil in the credit markets. Emerging markets in Asia, which had performed exceptionally well in recent years, particularly struggled as investors sold assets they perceived to be risky. Developing markets in other parts of the world meanwhile held up relatively well, as they benefited from rising commodity prices.

Investors concerned about risk piled into bonds issued by the U.S. Treasury and foreign governments. Yields declined and prices rose on government bonds, causing the spread between the yield on government securities and corporate bonds to widen substantially. High-yield bonds—debt issued by companies with relatively weak finances—trailed other sectors of the fixed-income market, as investors favored the greater stability of higher-quality bonds. The Lehman Brothers U.S. Aggregate Index, which tracks the broad fixed-income market, returned 4.08% for the six months through April 30, 2008.

[1]	For additional information, please refer to the Glossary of Terms.

	HSBC INVESTOR FAMILY OF FUNDS	2

Portfolio Reviews

HSBC Investor Aggressive Growth Strategy Fund
HSBC Investor Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund
HSBC Investor Conservative Growth Strategy Fund

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk, than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of the Fund will fluctuate as the value of the securities in the portfolio changes.

Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Small capitalization funds typically carry additional risks, since smaller companies generally have a higher risk of failure and historically have experienced a greater degree of market volatility than average. There are risks associated with investing in a fund that invests in securities of foreign countries, such as erratic market conditions, economic and political instabilities and fluctuations in currency exchanges.

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates

The mortgage market in the U.S. recently experienced difficulties that may adversely affect the performance and market value of certain mortgage-related investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

An investment in money market funds is not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00.

The HSBC Investor Funds feature a number of funds that are structured as ‘‘master/feeder’’ funds. Under this two-tier structure, one fund (the “feeder fund’’) invests all of its investable assets in a second fund (the ‘‘master fund’’). The LifeLine Funds, through this master/feeder structure, provide an asset allocation option to investors who seek to diversify their investment across a variety of asset classes. Each LifeLine Fund provides an asset allocation option corresponding to different investment objectives and risk tolerances. Each LifeLine Fund is a feeder fund. However, unlike most feeder funds, a LifeLine Fund will not direct all of its assets to a single master fund. Instead, the LifeLine Fund will allocate its assets to different master funds in accordance with its asset allocation model. HSBC Investments (USA) Inc. (the ‘‘Adviser’’), according to specific target allocations, invested each LifeLine Fund’s assets in some or all of the following master funds (‘‘underlying Portfolios’’):

HSBC Investor Growth Portfolio (‘‘Growth Portfolio’’); HSBC Investor Value Portfolio (‘‘Value Portfolio’’); HSBC Investor Opportunity Portfolio (‘‘Opportunity Portfolio’’); HSBC Investor International Equity Portfolio (‘‘International Equity Portfolio’’); HSBC Investor Core Plus Fixed Income Portfolio (‘‘Core Plus Fixed Income Portfolio’’); HSBC Investor High Yield Fixed Income Portfolio (High Yield Fixed Income Fund); HSBC Investor Intermediate Duration Fixed Income Portfolio (‘‘Intermediate Duration Fixed Income Portfolio’’); and the HSBC Investor Money Market Fund (‘‘Money Market Fund’’).

3	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

During the last period, each LifeLine Fund invested in a different combination of the underlying Portfolios according to the various target percentage weightings selected by the Adviser, approximately as set forth in the charts below.

Underlying Portfolio	HSBC Investor Aggressive Growth Strategy Fund	HSBC Investor Growth Strategy Fund	HSBC Investor Moderate Growth Strategy Fund	HSBC Investor Conservative Growth Strategy Fund

Money Market Fund	1%	1%	6%	21%
Core Plus Fixed Income Portfolio	None	15%	26%	25%
High Yield Fixed Income Portfolio	None	2%	5%	8%
Intermediate Duration Fixed Income Portfolio	None	None	None	3%
Growth Portfolio	21%	21%	19%	15%
International Equity Portfolio	23%	20%	15%	10%
Opportunity Portfolio	34%	20%	11%	4%
Value Portfolio	21%	21%	18%	14%

Total:	100%	100%	100%	100%

HSBC INVESTOR FAMILY OF FUNDS	4

Portfolio Reviews

HSBC Investor Aggressive Growth Strategy Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Aggressive Growth Strategy Fund Class A1	2/14/05	-12.30	-1.80	12.73	10.32	2.27	1.50

HSBC Investor Aggressive Growth Strategy Fund Class B2	2/9/05	-11.48	-1.26	13.30	11.05	3.02	2.25

HSBC Investor Aggressive Growth Strategy Fund Class C3	6/9/05	-8.90	1.63	—	12.63	3.02	2.25

Standard & Poor’s 500 Index[5]	—	-9.63	-4.68	8.22	N/A	N/A	N/A

Aggressive Growth Blended Portfolio Index[5]	—	-9.89	-3.36	11.51	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

[5]

The performance of the HSBC Investor Aggressive Growth Strategy Fund is compared to a Blended Portfolio Index, which is a hypothetical combination of broad-based indexes. The components of the Blended Portfolio Index and their weighting are as follows: The Citigroup U.S. Domestic Three-Month T-Bill Index (1%); Russell 1000® Growth Index (21%); Russell 1000® Value Index (21%); Russell 2500™ Growth Index (34%) and the MSCI EAFE Index (23%). These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index. For a complete definition of the above referenced indices, please refer to the Glossary of Terms.

†	Aggregate total return.

5	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Strategy Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Growth Strategy Fund Class A1	2/8/05	-11.74	-3.26	10.21	9.02	1.65	1.50

HSBC Investor Growth Strategy Fund Class B2	2/1/05	-10.95	-2.73	10.76	10.00	2.40	2.25

HSBC Investor Growth Strategy Fund Class C3	4/27/05	-8.30	0.20	11.33	11.26	2.40	2.25

Standard & Poor’s 500 Index[5]	—	-9.63	-4.68	8.22	N/A	N/A	N/A

Growth Blended Portfolio Index[5]	—	-7.46	-1.75	10.26	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

The total returns for each class of shares of the Fund for the year ended October 31, 2007 and the period ended April 30, 2008 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the year ended October 31, 2007 and the period ended April 30, 2008 would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

[5]

The performance of the HSBC Investor Growth Strategy Fund is compared to a Blended Portfolio Index, which is a hypothetical combination of broad-based indexes. The components of the Blended Portfolio Index and their weighting are as follows: The Citigroup U.S. Domestic Three-Month T-Bill Index (1%); Lehman Brothers U.S. Aggregate Index (15%); Citigroup U.S. High Yield Market Capped Index (2%); Russell 1000® Growth Index (21%); Russell 1000® Value Index (21%); Russell 2500™ Growth Index (20%) and the MSCI EAFE Index (20%). The stated performance for the Blended Index from April 30, 2006 to February 28, 2008 reflects a 2% allocation for the Merrill Lynch U.S. High Yield Master II Index. On February 29, 2008, the Merrill Lynch U.S. High Yield Master II Index was replaced with the Citigroup U.S. High Yield Market Capped Index. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index. For a complete definition of the above referenced indices, please refer to the Glossary of Terms.

†	Aggregate total return.

HSBC INVESTOR FAMILY OF FUNDS	6

Portfolio Reviews

HSBC Investor Moderate Growth Strategy Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Moderate Growth Strategy Fund Class A1	2/3/05	-10.56	-3.86	7.81	6.76	1.60	1.50

HSBC Investor Moderate Growth Strategy Fund Class B2	2/1/05	-9.76	-3.31	8.25	7.58	2.35	2.25

HSBC Investor Moderate Growth Strategy Fund Class C3	6/9/05	-7.04	-0.45	—	8.05	2.35	2.25

Standard & Poor’s 500 Index[5]	—	-9.63	-4.68	8.22	N/A	N/A	N/A

Moderate Growth Blended Portfolio Index[5]	—	-5.02	-0.13	8.84	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

The total returns for each class of shares of the Fund for the year ended October 31, 2007 and the period ended April 30, 2008 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the year ended October 31, 2007 and the period ended April 30, 2008 would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

[5]

The performance of the HSBC Investor Moderate Growth Strategy Fund is compared to a Blended Portfolio Index, which is a hypothetical combination of broad-based indexes. The components of the Blended Portfolio Index and their weighting are as follows: The Citigroup U.S. Domestic Three-Month T-Bill Index (6%); Citigroup U.S. High Yield Market Capped Index (5%); Lehman Brothers U.S. Aggregate Index (26%); Russell 1000® Growth Index (19%); Russell 1000® Value Index (18%); Russell 2500™ Growth Index (11%) and the MSCI EAFE Index (15%). The stated performance for the Blended Index from April 30, 2006 to February 28, 2008 reflects a 5% allocation for the Merrill Lynch U.S. High Yield Master II Index. On February 29, 2008, the Merrill Lynch U.S. High Yield Master II Index was replaced with the Citigroup U.S. High Yield Market Capped Index. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index. For a complete definition of the above referenced indices, please refer to the Glossary of Terms.

†	Aggregate total return.

7	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Conservative Growth Strategy Fund

Fund Performance			Average Annual Total Return (%)			Expense Ratio (%)[4]

As of April 30, 2008	Inception Date	Six Month†	1 Year	3 Year	Since Inception	Gross	Net

HSBC Investor Conservative Growth Strategy Fund Class A1	2/23/05	-8.93	-4.10	5.62	4.80	2.06	1.50

HSBC Investor Conservative Growth Strategy Fund Class B2	2/17/05	-8.30	-3.50	6.09	5.28	2.81	2.25

HSBC Investor Conservative Growth Strategy Fund Class C3	4/19/05	-5.43	-0.13	7.05	6.80	2.81	2.25

Standard & Poor’s 500 Index[5]	—	-9.63	-4.68	8.22	N/A	N/A	N/A

Conservative Growth Blended Portfolio Index[5]	—	-2.71	1.26	7.50	N/A	N/A	N/A

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect the taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

The performance above reflects any fee waivers that have been in effect during the applicable periods, as well as any expense reimbursements that have periodically been made. Absent such waivers and reimbursements, returns would have been lower. Currently, contractual fee waivers are in effect from March 1, 2008 through March 1, 2009.

The total returns for each class of shares of the Fund for the year ended October 31, 2007 and period ended April 30, 2008 included the receipt of a one-time payment in respect of a class action settlement. Without the receipt of this payment, the returns for the Fund for the year ended October 31, 2007 and period ended April 30, 2008 would have been lower.

[1]	Reflects the maximum sales charge of 5.00%.

[2]	Reflects the applicable contingent deferred sales charge, maximum of 4.00%.

[3]	Reflects the applicable contingent deferred sales charge, maximum of 1.00%.

[4]	Reflects the expense ratio as reported in the prospectus dated February 28, 2008.

[5]

The performance of the HSBC Investor Conservative Growth Strategy Fund is compared to a Blended Portfolio Index, which is a hypothetical combination of broad-based indexes. The components of the Blended Portfolio Index and their weighting are as follows: The Citigroup U.S. Domestic 3-Month T-Bill Index (21%); Citigroup U.S. High Yield Market Capped Index (8%); Lehman Bros. U.S. Aggregate Index (25%); Lehman Bros. U.S. Interm. Aggregate Index (3%); Russell 1000® Growth Index (15%); Russell 1000® Value Index (14%); Russell 2500™ Growth Index (4%) and the MSCI EAFE Index (10%). The stated performance for the Blended Index from April 30, 2006 to February 28, 2008 reflects an 8% allocation for the Merrill Lynch U.S. High Yield Master II Index. On February 29, 2008, the Merrill Lynch U.S. High Yield Master II Index was replaced with the Citigroup U.S. High Yield Market Capped Index. These indices are unmanaged and do not reflect the expenses associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for these value-added services. Investors cannot invest directly in an index. For a complete definition of the above referenced indices, please refer to the Glossary of Terms.

†	Aggregate total return.

HSBC INVESTOR FAMILY OF FUNDS	8

Portfolio Reviews

Standardized Performance Benchmark Indices for the period ended April 30, 2008	1 Year (%)

Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index	3.90
Citigroup U.S. High Yield Market Capped Index	0.08
Lehman Brothers U.S. Aggregate Index	6.87
Lehman Brothers Intermediate U.S. Aggregate Index	7.07
MSCI EAFE Index	-1.31
Russell 1000® Growth Index	-0.23
Russell 1000® Value Index	-8.97
Russell 2500™ Growth Index	-3.56

Citigroup U.S. Domestic 3-Month U.S. Treasury Bill Index is government guaranteed and offers a fixed rate of return. Return and principal of stocks and bonds will vary with market conditions. Treasury bills are less volatile than longer-term fixed-income securities and are guaranteed as to timely payment of principal and interest by the U.S. Government.

Citigroup U.S. High Yield Market Capped Index uses the U.S. High-Yield Market Index as its foundation imposing a cap on the par amount of each issuer in order to limit the impact of large issuers while retaining the characteristics of the issuer’s distribution across different maturities. The U.S. High-Yield Market Index captures the performance of below-investments-grade debt issued by corporations domiciled in the United States or Canada.

Lehman Brothers U.S. Aggregate Index is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

Lehman Brothers Intermediate U.S. Aggregate Index is an unmanaged index market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) is an unmanaged free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. As of June 2007 the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

Russell 1000® Growth Index is an unmanaged index which measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000® Value Index is an unmanaged index which measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

Russell 2500™ Growth Index is an unmanaged index which measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

9	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Money Market Fund	Moody’s and Standard & Poor’s has assigned an “Aaa” and “AAAm” rating to the HSBC Investor Money Market Fund.[1]
by John Chiodi Senior Portfolio Manager

The HSBC Investor Money Market Fund seeks to provide, shareholders of the Fund, with liquidity and as high a level of current income as is consistent with the preservation of capitol.

Investment Concerns

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The money markets experienced a turbulent environment during the six-month period under review, as rising defaults on subprime mortgages brought on a credit and liquidity crisis. The Federal Reserve Board (the “Fed”) attempted to address the financial system’s problems by lowering its target short-term interest rate from 4.50% to 2.00% between November 2007 and April 2008, causing yields on money market securities to decline.

We sought to protect shareholders’ principal in this uncertain environment. In particular, we held securities with relatively short maturities throughout the period—sacrificing a bit of yield in exchange for greater liquidity. In typical Fed easing cycles, we often extend the Fund’s maturity to lock in higher yields; but we felt that the turbulence in the money markets during this time called for a more cautious approach. We did seek strategic opportunities to capture higher yields on longer-term securities as the markets settled somewhat late in the period.*

We also looked to safeguard shareholder assets by holding relatively small positions in asset-backed commercial paper. Again, this strategy reduced the Fund’s yield, but provided greater security as the credit and liquidity crisis roiled the money markets.*

*         Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

HSBC INVESTOR FAMILY OF FUNDS	10

Portfolio Reviews

HSBC Investor Core Plus Fixed Income Portfolio
by Halbis Capital Management (USA) Inc., U.S. Core Fixed Income Team

The HSBC Investor Core Plus Fixed Income Portfolio (the “Portfolio”) seeks to maximize total return, consistent with reasonable risk. The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Portfolio held an overweight position in all non-Treasury sectors other than mortgage pass-through and government agency bonds. In particular, we held significantly overweight allocations to corporate bonds and collateralized mortgage-backed securities, which began the period offering historically attractive yields relative to Treasury issues. Our strategy of emphasizing various types of “spread” bonds—bonds that offer higher yields than Treasuries—is designed to provide shareholders with greater income over time. Treasuries led the fixed-income markets by a wide margin during this period, however, ultimately the Portfolio’s emphasis on other sectors weighed on relative returns.

Security selection also reduced the Portfolio’s relative performance during the period under review. Selection among asset-backed securities decreased returns against the benchmark, as certain bonds suffered from concerns about the financial health of companies that insured them. The Fund’s corporate bond allocation meanwhile had a somewhat lower credit quality than that of the index, including select below-investment-grade bonds, as we pursued attractive yields. That positioning weighed on relative performance, as investors sold lower-quality bonds indiscriminately.*

*	Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

11	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor High Yield Fixed Income Portfolio
by Halbis Capital Management (USA) Inc., High Yield Team

The HSBC Investor High Yield Fixed Income Portfolio (the “Portfolio”) seeks to provide a high level of current income and capital appreciation. HSBC Investments (USA) Inc. serves as investment adviser to the Fund. The HSBC High Yield Team provides the day to day management of the portfolio. The Team’s philosophy is focused on delivering sustainable value added performance in the high yield fixed income market. The investment approach is a combination of top-down sector/ industry selection and bottom-up security/quality selection. The team rotates sectors and themes within the high yield universe during different market environments seeking to add value, endeavoring to take advantage of market inefficiencies in order to outperform in both up and down markets. Halbis Capital Management (USA) Inc. is the subadviser to the Core Plus Fixed Income Portfolio.

Investment Concerns

Bond funds will tend to experience smaller fluctuations in value than stock funds. However, investors in any bond fund should anticipate fluctuations in price, especially for longer-term issues and in environments of rising interest rates. High yield bonds are subject to greater risks than investment grade bonds, such as the increased risk of default because of the lower credit quality of the issues.

Market Commentary

High-yield bond performance was volatile during the period under review, as investors tried to gauge the likely repercussions of the economic slowdown and the credit crunch. The Fund generated gains during three of the six months in this period ended April 30, 2008, and posted losses during the other three months.

The Fund held an overweight allocation to the energy sector. The relatively large position in energy lifted returns against the benchmark, as energy companies benefited from surging oil and gas prices. We also held underweight positions in the homebuilding and building products industries. Bonds issued by companies in those industries generally performed poorly due to the ongoing slump in the housing market, so the Fund’s smaller-than-benchmark stakes helped its performance against the index.*

A relatively large position in bonds of gaming companies hurt the Fund’s relative return. Consumers facing higher food and energy prices cut back on discretionary entertainment, thereby depressing revenues at these firms and causing their bonds to trade lower. The Fund held a smaller stake than the benchmark in bonds rated BBB, the lowest tier of the investment-grade bond universe, which also weighed on relative performance. BBB-rated bonds posted the benchmark’s strongest returns for the six month period as a whole, despite intermittent strength from lower-quality bonds.*

*	Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

HSBC INVESTOR FAMILY OF FUNDS	12

Portfolio Reviews

HSBC Investor Intermediate Duration Fixed Income Portfolio
by Halbis Capital Management (USA) Inc., U.S. Core Fixed Income Team

The HSBC Investor Intermediate Duration Fixed Income Portfolio (the “Portfolio”) seeks to maximize total return, consistent with reasonable risk. The Fund employs Halbis Capital Management (USA) Inc. as subadviser to the Portfolio.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Market Commentary

The Fund held an overweight position in all non-Treasury sectors other than mortgage pass-through and government agency bonds. In particular, we held significantly overweight allocations to corporate bonds and collateralized mortgage-backed securities, which began the period offering historically attractive yields relative to Treasury issues. Our strategy of emphasizing various types of “spread” bonds—bonds that offer higher yields than Treasuries—is designed to provide shareholders with greater income over time. Treasuries led the fixed-income markets by a wide margin during this period, however, ultimately the Fund’s emphasis on other sectors weighed on relative returns.

Security selection also reduced the Fund’s relative performance during the period under review. Selection among asset-backed securities decreased returns against the benchmark, as certain bonds suffered from concerns about the financial health of companies that insured them. The Fund’s corporate bond allocation meanwhile had a somewhat lower credit quality than that of the index, including select below-investment-grade bonds, as we pursued attractive yields. That positioning weighed on relative performance, as investors sold lower-quality bonds indiscriminately.*

*	Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

13	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Growth Portfolio
by Philip J. Sanders, Senior Vice President/Portfolio Manager, CFA and
Daniel P. Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company

The HSBC Investor Growth Portfolio (the “Portfolio”) seeks long-term growth of capital by investing primarily in U.S. and foreign equity securities of high quality companies with market capitalization generally in excess of $2 billion, which the sub-adviser believes have the potential to generate superior levels of long-term profitability and growth. Effective May 12, 2008, Winslow Capital Management, Inc. replaced Waddell & Reed Investment Management Company (Waddell & Reed) as the sub-adviser.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

The subprime mortgage crisis evolved into a credit and liquidity crisis during this period. Those developments had a substantially adverse impact on stocks of all sizes, both the U.S. and foreign markets.

The Fund benefited from strong stock selection relative to its benchmark. Security selection added to relative returns in four of the eight economic sectors in which the Fund invested during the period. In particular, certain holdings in the materials and energy sectors boosted the Fund and helped to outperform its benchmark. Overweight positions in the health care and industrials sectors also helped relative performance.*

The Fund’s positions in the information technology, consumer discretionary and financial sectors detracted from relative performance over the period, largely due to stock selection. Growth-oriented technology stocks generally were weak during the period, likely due to a faltering economy and cutbacks in technology spending. Consumer discretionary holdings were hurt by investors’ concerns that high-energy costs, a plunging housing market and a weakening employment picture would undermine consumer spending. Financial stocks suffered due to investors’ worries about the possible extent of the subprime mortgage crisis.*

*	Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

HSBC INVESTOR FAMILY OF FUNDS	14

Portfolio Reviews

HSBC Investor International Equity Portfolio
by Kevin F. Simms
Co-CIO International Value Equities and Director of Research – Global and International Value Equities
AllianceBernstein Investment Research and Management

The HSBC Investor International Equity Portfolio (the “Portfolio”) seeks to provide their shareholders with long-term growth of capital and future income by investing at least 80% of its net assets in equity securities of companies organized and domiciled in developed nations outside the United States or for which the principal trading market is outside the United States, including Europe, Canada, Australia and the Far East. The Portfolio may invest up to 20% of its assets in equity securities of companies in emerging markets. The Portfolio employs AllianceBernstein L.P. (“AllianceBernstein”), a unit of AllianceBernstein Investment Research and Management as subadviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns

There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

Investor worries about slowing global economic growth and further repercussions from the subprime mortgage crisis dominated financial markets during the period, contributing to the Fund’s negative performance. In addition, record oil prices weighed on investor sentiment. Central banks adopted more accommodative monetary policies, lowering interest rates and pumping money into the banking system. Global stocks fell sharply near the end of the period, as a major U.S. investment- banking firm neared bankruptcy.

The Fund’s sector selection enhanced relative returns, due primarily to overweight positions in shares of industrial commodities and energy firms. Security selection in the technology and utilities sectors also added to relative returns.*

Security selection hurt the Fund’s relative performance. Selection of stocks in the capital equipment and industrial commodities sectors particularly weighed on returns relative to the index. Key detractors from performance included shares of a large U.K. mortgage lender, which declined amid investor perceptions of deteriorating conditions in the country’s housing market. Meanwhile, stocks of French capital equipment companies in the Fund’s portfolio were hurt by weakening consumer confidence and rising raw materials costs.*

*         Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

15	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Opportunity Portfolio
by William A. Muggia
President–Chief Investment Officer
Westfield Capital Management, LLC

The HSBC Investor Opportunity Fund (“the Fund”) seeks to provide its shareholders with long-term growth of capital investing in equity securities of small cap companies. The Portfolio may also invest in bonds, notes, commercial paper, U.S. Government securities, and foreign securities. Small cap companies generally are defined as those that have market capitalizations within the range of market capitalizations represented in the Russell 2500™ Growth Index. The Portfolio may also invest in equity securities of larger, more established companies if they are expected to show increased earnings. The Funds employ a two-tier structure, commonly referred to as “master-feeder.” The Funds invest all of their investable assets in the HSBC Investor Opportunity Portfolio (the “Portfolio”). The Portfolio employs Westfield Capital Management, LLC as subadviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Market Commentary

Myriad macroeconomic ills plagued U.S. investors during the period. A downturn in the U.S. economy, increasing inflationary pressures and continuing tumult in the banking system weighed on the financial markets. Despite an unprecedented campaign of fiscal and monetary measures designed to alleviate the economy’s various troubles, U.S. equities posted double-digit losses across multiple economic sectors. Energy was the only economic sector to end of the six-month period in the positive territory in both the small- and mid-cap universes.

The Fund’s outperformance of its benchmark was driven in large part by healthcare, energy, and technology shares. In particular, the performance of the Fund’s health care allocation benefited from positive stock selection within pharmaceuticals, health care equipment and biotechnology. Rising crude oil prices boosted energy stocks, helping them advance to record-high levels during the first months of 2008. An overweight position in the energy sector enhanced relative results, as did selection of certain domestic natural gas and equipment and services stocks. Selection among information technology stocks boosted relative performance, in part because the Fund’s valuation discipline helped it to avoid holding some of the stocks that posted the sector’s weakest returns.*

The biggest drag on relative performance came from financials. While we believe the portfolios limited exposure to this troubled sector should have been a source of good performance, weakness in certain positions hampered the aggregate results of the Fund’s financial-sector allocation. Industrials also restrained the Fund’s results. Declines among shares of trading companies and distributors particularly weighed on returns.*

*         Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

HSBC INVESTOR FAMILY OF FUNDS	16

Portfolio Reviews

HSBC Investor Value Portfolio
by Jon D. Bosse, CFA
Chief Investment Officer
NWQ Investment Management Company, LLC

The HSBC Investor Value Portfolio (the “Portfolio”) seeks long-term growth of capital and income by investing primarily in U.S. and foreign companies with large and medium capitalizations that the sub-adviser believes possess opportunities underappreciated or misperceived by the market. The Portfolio employs NWQ Investment Management Company, LLC (“NWQ”) as the subadviser.

Investment Concerns

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Market Commentary

Equity markets declined, both in the United States and worldwide, due to concerns about the outlook for the global economy and the unprecedented deterioration in the credit markets. Value stocks generally outperformed growth stocks, while U.S. equity markets demonstrated tremendous volatility. Stock prices appreciated materially near the end of the period—particularly among financial stocks—following the Federal Reserve’s aggressive actions to lower key interest rates.

The Fund’s absolute return was enhanced by strong performance from energy shares. Energy stocks performed well due to appreciation in oil prices and increasing production profiles. Select stocks in the steel and transportation industries also contributed to the Fund’s absolute return. The Fund’s exposure to the financial sector negatively influenced performance, as uncertainty about the extent of the problems related to the subprime mortgage crisis adversely affected stock prices within the sector.*

Although the Fund’s underweight position in the lagging financial sector helped performance relative to the index, selection among financial stocks caused the Fund’s allocation to that sector to weigh on relative returns. All but one of the Fund’s financial holdings declined in value during the period. An overweight position in the technology sector also hurt performance against the index, as technology shares were weighed down by concerns that continued economic weakness could lead to reduced corporate and consumer technology spending.*

*         Portfolio composition is subject to change.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains and do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

17	HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

Portfolio Composition*
April 30, 2008
(Unaudited)

HSBC Investor Core Plus Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

Corporate Bonds	27.6%

Mortgage Backed Securities	23.5%

U.S. Treasury Securities	13.9%

Commercial Mortgage Backed Securities	10.3%

Cash and Equivalents	9.4%

Asset Backed Securities	7.8%

Collateralized Mortgage Obligations	5.0%

Foreign Bond	2.5%

100.0%

HSBC Investor High Yield Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

Corporate Bonds	98.0%

Cash and Equivalents	2.0%

100.0%

HSBC Investor Intermediate Duration Fixed Income Portfolio

Investment Allocation	Percentage of Investments at Value

Mortgage Backed Securities	27.0%

Corporate Bond	26.5%

U.S. Treasury Securities	11.4%

Commercial Mortgage Backed Securities	10.0%

Asset Backed Securities	7.5%

Cash and Equivalents	7.5%

Collateralized Mortgage Obligations	6.3%

Foreign Bond	3.8%

100.0%

HSBC Investor Growth Portfolio

Investment Allocation	Percentage of Investments at Value

Information Technology	18.7%

Health Care	18.0%

Industrials	20.2%

Consumer Staples	11.2%

Consumer Discretionary	4.9%

Financials	7.7%

Energy	9.5%

Materials	4.4%

Cash and Equivalents	5.4%

100.0%

HSBC International Equity Portfolio

Investment Allocation	Percentage of Investments at Value

Europe	65.2%

Japan	21.8%

Australia & Far East	6.1%

Canada	4.8%

Other	1.5%

Cash and Equivalents	0.6%

100.0%

HSBC Investor Opportunity Portfolio

Investment Allocation	Percentage of Investments at Value

Health Care	23.4%

Information Technology	17.2%

Industrials	15.3%

Energy	15.2%

Consumer Discretionary	12.6%

Business Services	7.4%

Cash and Equivalents	4.6%

Financials	2.2%

Consumer Staples	2.1%

100.0%

HSBC Investor Value Portfolio

Investment Allocation	Percentage of Investments at Value

Financials	19.6%

Energy	14.1%

Industrials	11.3%

Information Technology	10.4%

Consumer Discretionary	9.0%

Consumer Staples	7.1%

Materials	6.8%

Health Care	5.4%

Cash	5.3%

Telecommunication Services	4.8%

Miscellaneous	3.1%

Transportation	3.1%

100.0%

*	Portfolio composition is subject to change.

HSBC INVESTOR FAMILY OF FUNDS	18

HSBC INVESTOR LIFELINE FUNDS

Statements of Assets and Liabilities—As of April 30, 2008 (Unaudited)

	Aggressive Growth Strategy Fund	Growth Strategy Fund	Moderate Growth Strategy Fund	Conservative Growth Strategy Fund

Assets:
Investments in Affiliated Portfolios	$12,998,297	$35,731,904	$37,004,533	$9,933,873
Investments in Affiliated Fund, at value (a)	132,515	363,050	2,369,397	2,645,842

Total Investments	13,130,812	36,094,954	39,373,930	12,579,715

Receivable for capital shares issued	22,857	34,897	59,449	1,307
Receivable from Investment Adviser	3,769	—	—	2,071
Prepaid expenses and other assets	6,134	6,134	7,056	8,728

Total Assets	13,163,572	36,135,985	39,440,435	12,591,821

Liabilities:
Payable for capital shares redeemed	531	66,875	24,004	11,760
Accrued expenses and other liabilities:
Investment Management	520	1,440	1,578	502
Administration	382	1,091	1,188	396
Distribution	3,369	9,100	11,459	3,554
Shareholder Servicing	2,607	7,233	7,943	2,525
Compliance Service	11	31	32	9
Transfer Agent	6,624	7,895	9,016	5,432
Other	10,419	31,408	33,161	4,764

Total Liabilities	24,463	125,073	88,381	28,942

Net Assets	$13,139,109	$36,010,912	$39,352,054	$12,562,879

Composition of Net Assets:
Capital	$12,146,866	$33,772,682	$37,846,953	$12,389,609
Accumulated net investment income (loss)	(23,390)	74,634	41,787	17,428
Accumulated net realized gains (losses) from investment and foreign currency transactions	29,165	98,475	16,875	(30,877)
Unrealized appreciation/(depreciation) from investments and foreign currencies	986,468	2,065,121	1,446,439	186,719

Net Assets	$13,139,109	$36,010,912	$39,352,054	$12,562,879

Net Assets:
Class A Shares	$7,478,662	$20,849,206	$20,210,881	$6,643,434
Class B Shares	5,151,842	13,763,390	17,190,086	5,416,432
Class C Shares	508,605	1,398,316	1,951,087	503,013

	$13,139,109	$36,010,912	$39,352,054	$12,562,879

Shares Outstanding
($0.001 par value, unlimited number of shares authorized):
Class A Shares	555,390	1,618,819	1,696,658	595,815
Class B Shares	391,526	1,069,915	1,443,155	490,417
Class C Shares	38,674	108,228	167,751	44,331

Net Asset Value, Offering Price and Redemption Price per share:
Class A Shares	$13.47	$12.88	$11.91	$11.15
Class B Shares*	$13.16	$12.86	$11.91	$11.04
Class C Shares*	$13.15	$12.92	$11.63	$11.35
Maximum Sales Charge — Class A Shares	5.00%	5.00%	5.00%	5.00%

Maximum Offering Price per share (Net Asset Value/ (100% — maximum sales charge)) — Class A Shares	$14.18	$13.56	$12.54	$11.74

Investments in Affiliated Fund, at cost (a)	$132,515	$363,050	$2,369,397	$2,645,842

*	Redemption Price per share varies by length of time shares are held.

(a)

The investment in the affiliated fund are holdings of the HSBC Investor Money Market Fund Class I Shares (see Note 1). The shares held in the Fund are identical to value since it is at $1.00 net asset value per share. In addition, value and cost for financial reporting and federal income tax purposes are the same.

19	HSBC INVESTOR LIFELINE FUNDS	See notes to financial statements.

HSBC INVESTOR LIFELINE FUNDS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited)

	Aggressive Growth Strategy Fund	Growth Strategy Fund	Moderate Growth Strategy Fund	Conservative Growth Strategy Fund

Investment Income:
Investment Income from Affiliated Portfolios (a)	$93,125	$414,544	$561,054	$180,852
Investment Income from Affiliated Fund	2,401	6,888	44,410	48,940
Foreign tax withholding from Affiliated Portfolios (a)	(4,784)	(11,696)	(9,592)	(2,031)
Expenses from Affiliated Portfolios (a)	(44,185)	(120,668)	(121,467)	(33,014)

Total Investment Income (Loss)	46,557	289,068	474,405	194,747

Expenses:
Investment Management	3,004	8,605	9,318	2,957
Administration	1,371	3,929	4,253	1,350
Distribution:
Class B Shares	17,807	48,771	60,277	18,540
Class C Shares	1,807	4,567	6,805	1,725
Shareholder Servicing:
Class A Shares	8,483	25,244	24,227	8,030
Class B Shares	5,936	16,257	20,092	6,180
Class C Shares	603	1,522	2,268	575
Accounting	11,688	11,688	11,688	11,688
Compliance Service	32	93	100	32
Printing	8,997	25,467	27,565	9,955
Professional	214	609	664	1,473
Transfer Agent	24,790	35,475	37,785	20,002
Trustee	69	198	212	67
Registration	45	132	140	38
Other	4,249	4,011	6,819	2,056

Total expenses before fee reductions	89,095	186,568	212,213	84,668
Fees reduced by Investment Adviser	(23,607)	—	—	(8,773)

Net Expenses	65,488	186,568	212,213	75,895

Net Investment Income (Loss)	(18,931)	102,500	262,192	118,852

Net Realized/Unrealized Gains (Losses) from Investments: (a)
Net realized gains (losses) from investment and foreign currency transactions	29,266	93,688	16,159	(30,181)
Change in unrealized appreciation/(depreciation) from investments and foreign currencies	(970,751)	(2,831,034)	(2,581,701)	(616,679)

Net realized/unrealized gains (losses) from investment transactions and foreign currencies	(941,485)	(2,737,346)	(2,565,542)	(646,860)

Change In Net Assets Resulting From Operations	$(960,416)	$(2,634,846)	$(2,303,350)	$(528,008)

(a)	Represents amounts allocated from the respective Affiliated Portfolios.

See notes to financial statements.	HSBC INVESTOR LIFELINE FUNDS	20

HSBC INVESTOR LIFELINE FUNDS

Statements of Changes in Net Assets

	Aggressive Growth Strategy Fund		Growth Strategy Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$(18,931)	$(35,215)	$102,500	$155,873
Net realized gains (losses) from investment transactions	29,266	810,981	93,688	1,888,561
Change in unrealized appreciation/ (depreciation) from investments	(970,751)	1,335,250	(2,831,034)	3,251,636

Change in net assets resulting from operations	(960,416)	2,111,016	(2,634,846)	5,296,070

Dividends:
Net investment income:
Class A Shares	—	—	(137,881)	(91,507)
Class B Shares	—	—	(1,258)	(11,110)
Class C Shares	—	—	(816)	(784)

Net realized gains:
Class A Shares	(422,050)	—	(1,103,525)	(94,565)
Class B Shares	(304,154)	—	(702,526)	(64,734)
Class C Shares	(31,418)	—	(63,975)	(5,227)

Change in net assets resulting from shareholder dividends	(757,622)	—	(2,009,981)	(267,927)

Change in net assets resulting from capital transactions	2,341,587	3,061,815	4,125,902	9,652,802

Change in net assets	623,549	5,172,831	(518,925)	14,680,945

Net Assets:
Beginning of period	12,515,560	7,342,729	36,529,837	21,848,892

End of period	$13,139,109	$12,515,560	$36,010,912	$36,529,837

Accumulated net investment income (loss)	$(23,390)	$(4,459)	$74,634	$112,089

21	HSBC INVESTOR LIFELINE FUNDS	See notes to financial statements.

HSBC INVESTOR LIFELINE FUNDS

Statements of Changes in Net Assets (continued)

	Aggressive Growth Strategy Fund		Growth Strategy Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$1,306,132	$2,836,042	$2,882,849	$7,969,359
Dividends reinvested	421,632	—	1,235,211	185,652
Value of shares redeemed	(346,221)	(1,111,410)	(1,849,801)	(2,339,143)

Class A Shares capital transactions	1,381,543	1,724,632	2,268,259	5,815,868

Class B Shares:
Proceeds from shares issued	754,601	1,516,999	1,654,478	4,252,061
Dividends reinvested	303,827	—	701,613	75,546
Value of shares redeemed	(152,550)	(405,168)	(775,105)	(1,033,237)

Class B Shares capital transactions	905,878	1,111,831	1,580,986	3,294,370

Class C Shares:
Proceeds from shares issued	68,788	328,562	316,245	768,456
Dividends reinvested	31,418	—	64,791	6,011
Value of shares redeemed	(46,040)	(103,210)	(104,379)	(231,903)

Class C Shares capital transactions	54,166	225,352	276,657	542,564

Change in net assets resulting from capital transactions	$2,341,587	$3,061,815	$4,125,902	$9,652,802

SHARE TRANSACTIONS:
Class A Shares:
Issued	97,686	206,802	221,710	599,873
Reinvested	30,686	—	93,719	14,632
Redeemed	(26,239)	(81,057)	(146,342)	(173,704)

Change in Class A Shares	102,133	125,745	169,087	440,801

Class B Shares:
Issued	57,157	112,606	129,274	318,815
Reinvested	22,556	—	53,152	5,949
Redeemed	(11,858)	(29,929)	(60,450)	(77,193)

Change in Class B Shares	67,855	82,677	121,976	247,571

Class C Shares:
Issued	5,402	24,063	25,229	56,478
Reinvested	2,334	—	4,890	471
Redeemed	(3,632)	(7,943)	(8,273)	(17,406)

Change in Class C Shares	4,104	16,120	21,846	39,543

See notes to financial statements.	HSBC INVESTOR LIFELINE FUNDS	22

HSBC INVESTOR LIFELINE FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Growth Strategy Fund		Conservative Growth Strategy Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$262,192	$409,400	$118,852	$168,893
Net realized gains (losses) from investments transactions	16,159	1,499,302	(30,181)	267,881
Change in unrealized appreciation/depreciation from investments	(2,581,701)	2,609,124	(616,679)	433,433

Change in net assets resulting from operations	(2,303,350)	4,517,826	(528,008)	870,207

Dividends:
Net investment income:
Class A Shares	(153,961)	(262,090)	(74,328)	(94,234)
Class B Shares	(71,898)	(132,843)	(41,535)	(56,207)
Class C Shares	(8,684)	(11,916)	(3,644)	(6,383)
Net realized gains:
Class A Shares	(772,146)	(107,302)	(146,067)	(34,028)
Class B Shares	(634,501)	(94,696)	(110,864)	(29,598)
Class C Shares	(74,952)	(6,378)	(9,305)	(3,582)

Change in net assets resulting from shareholder dividends	(1,716,142)	(615,225)	(385,743)	(224,032)

Change in net assets resulting from capital transactions	4,951,701	11,050,090	1,442,327	5,431,997

Change in net assets	932,209	14,952,691	528,576	6,078,172
Net Assets:
Beginning of period	38,419,845	23,467,154	12,034,303	5,956,131

End of period	$39,352,054	$38,419,845	$12,562,879	$12,034,303

Accumulated net investment income (loss)	$41,787	$14,138	$17,428	$18,083

23	HSBC INVESTOR LIFELINE FUNDS	See notes to financial statements.

HSBC INVESTOR LIFELINE FUNDS

Statements of Changes in Net Assets (continued)

	Moderate Growth Strategy Fund		Conservative Growth Strategy Fund

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

CAPITAL TRANSACTIONS:
Class A Shares:
Proceeds from shares issued	$3,118,080	$7,912,763	$1,103,796	$1,988,365
Proceeds from shares issued in conversion	—	—	—	1,774,237
Dividends reinvested	923,504	366,055	211,906	127,648
Value of shares redeemed	(1,867,977)	(2,131,003)	(833,329)	(631,447)

Class A Shares capital transactions	2,173,607	6,147,815	482,373	3,258,803

Class B Shares:
Proceeds from shares issued	2,658,846	4,788,564	895,356	1,387,844
Proceeds from shares issued in conversion	—	—	—	981,527
Dividends reinvested	704,767	226,308	146,598	84,374
Value of shares redeemed	(970,150)	(966,698)	(181,193)	(366,939)

Class B Shares capital transactions	2,393,463	4,048,174	860,761	2,086,806

Class C Shares:
Proceeds from shares issued	479,081	1,158,749	91,510	109,629
Proceeds from shares issued in conversion	—	—	—	23,289
Dividends reinvested	83,636	18,281	12,949	9,965
Value of shares redeemed	(178,086)	(322,929)	(5,266)	(56,495)

Class C Shares capital transactions	384,631	854,101	99,193	86,388

Change in net assets resulting from capital transactions	$4,951,701	$11,050,090	$1,442,327	$5,431,997

SHARE TRANSACTIONS:
Class A Shares:
Issued	260,689	638,805	98,693	172,826
Issued in conversion	—	—	—	148,136
Reinvested	75,771	29,777	18,738	11,167
Redeemed	(157,866)	(173,246)	(75,356)	(54,690)

Change in Class A Shares	178,594	495,336	42,075	277,439

Class B Shares:
Issued	222,749	387,531	80,936	121,528
Issued in conversion	—	—	—	82,738
Reinvested	57,807	18,521	13,051	7,465
Redeemed	(81,691)	(77,311)	(16,401)	(31,991)

Change in Class B Shares	198,865	328,741	77,586	179,740

Class C Shares:
Issued	40,283	95,099	8,016	9,224
Issued in conversion	—	—	—	1,922
Reinvested	7,025	1,520	1,123	864
Redeemed	(15,683)	(27,016)	(460)	(4,861)

Change in Class C Shares	31,625	69,603	8,679	7,149

See notes to financial statements.	HSBC INVESTOR LIFELINE FUNDS	24

HSBC INVESTOR AGGRESSIVE GROWTH STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2005 (g)	$10.00	(0.01)		0.61	0.60	—	—
Year Ended October 31, 2006	10.60	0.01		2.01	2.02	(0.05)	(0.05)
Year Ended October 31, 2007	12.57	—	*(f)	2.98	2.98	—	—
Six Months Ended April 30, 2008 (Unaudited)	15.55	—	*(f)	(1.18)	(1.18)	(0.90)	(0.90)

CLASS B SHARES
Period Ended October 31, 2005 (h)	$10.00	(0.04)		0.61	0.57	—	—
Year Ended October 31, 2006	10.57	(0.05)		1.97	1.92	(0.05)	(0.05)
Year Ended October 31, 2007	12.44	(0.11	)*	2.94	2.83	—	—
Six Months Ended April 30, 2008 (Unaudited)	15.27	(0.05	)*	(1.16)	(1.21)	(0.90)	(0.90)

CLASS C SHARES
Period Ended October 31, 2005 (i)	$10.00	(0.05)		0.60	0.55	—	—
Year Ended October 31, 2006	10.55	(0.04)		1.95	1.91	(0.05)	(0.05)
Year Ended October 31, 2007	12.41	(0.11	)*	2.96	2.85	—	—
Six Months Ended April 30, 2008 (Unaudited)	15.26	(0.05	)*	(1.16)	(1.21)	(0.90)	(0.90)

			Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005 (g)	$10.60	6.00%	$726	1.50%	(0.20)%	11.72%	49.10%
Year Ended October 31, 2006	12.57	19.15%	4,116	1.50%	0.05%	3.52%	48.46%
Year Ended October 31, 2007	15.55	23.71%	7,046	1.50%	(0.03)%	2.27%	45.50%
Six Months Ended April 30, 2008 (Unaudited)	13.47	(7.67)%	7,479	1.50%	0.01%	1.89%	26.00%

CLASS B SHARES
Period Ended October 31, 2005 (h)	$10.57	5.70%	$700	2.25%	(1.01)%	11.63%	49.10%
Year Ended October 31, 2006	12.44	18.25%	2,998	2.25%	(0.70)%	4.33%	48.46%
Year Ended October 31, 2007	15.27	22.75%	4,942	2.25%	(0.77)%	3.02%	45.50%
Six Months Ended April 30, 2008 (Unaudited)	13.16	(8.03)%	5,152	2.25%	(0.74)%	2.64%	26.00%

CLASS C SHARES
Period Ended October 31, 2005 (i)	$10.55	5.50%	$21	2.25%	(1.15)%	9.79%	49.10%
Year Ended October 31, 2006	12.41	18.19%	229	2.25%	(0.69)%	4.20%	48.46%
Year Ended October 31, 2007	15.26	22.97%	528	2.25%	(0.79)%	2.99%	45.50%
Six Months Ended April 30, 2008 (Unaudited)	13.15	(8.03)%	509	2.25%	(0.74)%	2.64%	26.00%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios by the corresponding Portfolio’s portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Rounds to less than $0.01.

(g)	Class A Shares commenced operations on February 14, 2005.

(h)	Class B Shares commenced operations on February 9, 2005.

(i)	Class C Shares commenced operations on June 9, 2005.

25	HSBC INVESTOR LIFELINE FUNDS	See notes to financial statements.

HSBC INVESTOR GROWTH STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2005 (f)	$10.00	0.02		0.70	0.72	—	—	—
Year Ended October 31, 2006	10.72	0.07		1.69	1.76	—	(0.03)	(0.03)
Year Ended October 31, 2007	12.45	0.11	*	2.34	2.45	(0.08)	(0.09)	(0.17)
Six Months Ended April 30, 2008 (Unaudited)	14.73	0.06	*	(1.08)	(1.02)	(0.09)	(0.74)	(0.83)

CLASS B SHARES
Period Ended October 31, 2005 (i)	$10.00	(0.01)		0.79	0.78	—	—	—
Year Ended October 31, 2006	10.78	0.02		1.66	1.68	—	(0.03)	(0.03)
Year Ended October 31, 2007	12.43	0.01	*	2.34	2.35	(0.02)	(0.09)	(0.11)
Six Months Ended April 30, 2008 (Unaudited)	14.67	0.01	*	(1.08)	(1.07)	— (k)	(0.74)	(0.74)

CLASS C SHARES
Period Ended October 31, 2005 (j)	$10.00	(0.02)		0.84	0.82	—	—	—
Year Ended October 31, 2006	10.82	0.02		1.67	1.69	—	(0.03)	(0.03)
Year Ended October 31, 2007	12.48	0.01	*	2.35	2.36	(0.01)	(0.09)	(0.10)
Six Months Ended April 30, 2008 (Unaudited)	14.74	0.01	*	(1.08)	(1.07)	(0.01)	(0.74)	(0.75)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005 (f)	$10.72	7.20%		$2,814	1.50%	0.42%	5.19%	69.23%
Year Ended October 31, 2006	12.45	16.41%		12,562	1.50%	0.87%	2.19%	80.30%
Year Ended October 31, 2007	14.73	19.92	%(g)	21,352	1.50%	0.84%	1.65%	73.45%
Six Months Ended April 30, 2008 (Unaudited)	12.88	(7.07	)%(h)	20,849	1.48%	0.90%	1.48%	29.57%

CLASS B SHARES
Period Ended October 31, 2005 (i)	$10.78	7.80%		$2,670	2.25%	(0.38)%	5.74%	69.23%
Year Ended October 31, 2006	12.43	15.57%		8,702	2.25%	0.11%	2.94%	80.30%
Year Ended October 31, 2007	14.67	18.98	%(g)	13,905	2.25%	0.09%	2.40%	73.45%
Six Months Ended April 30, 2008 (Unaudited)	12.86	(7.44	)%(h)	13,763	2.23%	0.16%	2.23%	29.57%

CLASS C SHARES
Period Ended October 31, 2005 (j)	$10.82	8.20%		$106	2.25%	(0.55)%	5.24%	69.23%
Year Ended October 31, 2006	12.48	15.61%		585	2.25%	0.14%	2.90%	80.30%
Year Ended October 31, 2007	14.74	19.04	%(g)	1,273	2.25%	0.07%	2.39%	73.45%
Six Months Ended April 30, 2008 (Unaudited)	12.92	(7.42	)%(h)	1,398	2.23%	0.18%	2.23%	29.57%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios by the corresponding Portfolio’s portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Class A Shares commenced operations on February 8, 2005.

(g)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.23%, 0.24% and 0.23% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the period ended April 30, 2008, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.05%, 0.05% and 0.05% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)	Class B Shares commenced operations on February 1, 2005.

(j)	Class C Shares commenced operations on April 27, 2005.

(k)	Rounds to less than $0.01.

See notes to financial statements.	HSBC INVESTOR LIFELINE FUNDS	26

HSBC INVESTOR MODERATE GROWTH STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2005 (f)	$10.00	0.04		0.45	0.49	— (g)	—	— (g)
Year Ended October 31, 2006	10.49	0.17		1.23	1.40	(0.17)	(0.01)	(0.18)
Year Ended October 31, 2007	11.71	0.21	*	1.65	1.86	(0.20)	(0.10)	(0.30)
Six Months Ended April 30, 2008 (Unaudited)	13.27	0.11	*	(0.87)	(0.76)	(0.10)	(0.50)	(0.60)

CLASS B SHARES
Period Ended October 31, 2005 (j)	$10.00	0.01		0.49	0.50	— (g)	—	— (g)
Year Ended October 31, 2006	10.50	0.09		1.22	1.31	(0.08)	(0.01)	(0.09)
Year Ended October 31, 2007	11.72	0.12	*	1.65	1.77	(0.12)	(0.10)	(0.22)
Six Months Ended April 30, 2008 (Unaudited)	13.27	0.06	*	(0.87)	(0.81)	(0.05)	(0.50)	(0.55)

CLASS C SHARES
Period Ended October 31, 2005 (k)	$10.00	—	(g)	0.28	0.28	—	—	—
Year Ended October 31, 2006	10.28	0.09		1.19	1.28	(0.08)	(0.01)	(0.09)
Year Ended October 31, 2007	11.47	0.12	*	1.60	1.72	(0.12)	(0.10)	(0.22)
Six Months Ended April 30, 2008 (Unaudited)	12.97	0.06	*	(0.84)	(0.78)	(0.06)	(0.50)	(0.56)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005 (f)	$10.49	4.94%		$3,241	1.50%	0.95%	4.30%	84.55%
Year Ended October 31, 2006	11.71	13.40%		11,973	1.50%	1.65%	2.12%	101.57%
Year Ended October 31, 2007	13.27	16.12	%(h)	20,140	1.50%	1.70%	1.60%	92.87%
Six Months Ended April 30, 2008 (Unaudited)	11.91	(5.84	)%(i)	20,211	1.43%	1.77%	1.43%	31.50%

CLASS B SHARES
Period Ended October 31, 2005 (j)	$10.50	5.03%		$3,604	2.25%	0.18%	5.01%	84.55%
Year Ended October 31, 2006	11.72	12.45%		10,731	2.25%	0.91%	2.87%	101.57%
Year Ended October 31, 2007	13.27	15.25	%(h)	16,513	2.25%	0.95%	2.35%	92.87%
Six Months Ended April 30, 2008 (Unaudited)	11.91	(6.17	)%(i)	17,190	2.18%	1.02%	2.18%	31.50%

CLASS C SHARES
Period Ended October 31, 2005 (k)	$10.28	2.80%		$278	2.25%	0.05%	4.69%	84.55%
Year Ended October 31, 2006	11.47	12.53%		763	2.25%	0.87%	2.83%	101.57%
Year Ended October 31, 2007	12.97	15.20	%(h)	1,766	2.25%	0.95%	2.33%	92.87%
Six Months Ended April 30, 2008 (Unaudited)	11.63	(6.14	)%(i)	1,951	2.18%	1.02%	2.18%	31.50%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios by the corresponding Portfolio’s portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Class A Shares commenced operations on February 3, 2005.

(g)	Rounds to less than $0.01.

(h)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.41%, 0.41% and 0.33% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)

During the period ended April 30, 2008, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.10%, 0.10% and 0.10% for Class A Shares, Class B Shares and Class C Shares, respectively.

(j)	Class B Shares commenced operations on February 1, 2005.

(k)	Class C Shares commenced operations on June 9, 2005.

27	HSBC INVESTOR LIFELINE FUNDS	See notes to financial statements.

HSBC INVESTOR CONSERVATIVE GROWTH STRATEGY FUND

Financial Highlights

Selected data for a share outstanding throughout the periods indicated. (a)

		Investment Activities				Dividends

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) from Investment Transactions	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Dividends

CLASS A SHARES
Period Ended October 31, 2005 (i)	$10.00	0.04		0.26	0.30	(0.01)	—	(0.01)
Year Ended October 31, 2006	10.29	0.22		0.85	1.07	(0.25)	—	(0.25)
Year Ended October 31, 2007	11.11	0.29	*	1.03	1.32	(0.27)	(0.12)	(0.39)
Six Months Ended April 30, 2008 (Unaudited)	12.04	0.13	*	(0.63)	(0.50)	(0.13)	(0.26)	(0.39)

CLASS B SHARES
Period Ended October 31, 2005 (j)	$10.00	0.03		0.16	0.19	— (f)	—	— (f)
Year Ended October 31, 2006	10.19	0.15		0.83	0.98	(0.16)	—	(0.16)
Year Ended October 31, 2007	11.01	0.20	*	1.05	1.25	(0.20)	(0.12)	(0.32)
Six Months Ended April 30, 2008 (Unaudited)	11.94	0.09	*	(0.64)	(0.55)	(0.09)	(0.26)	(0.35)

CLASS C SHARES
Period Ended October 31, 2005 (k)	$10.00	0.03		0.38	0.41	—	—	—
Year Ended October 31, 2006	10.41	0.15		0.85	1.00	(0.17)	—	(0.17)
Year Ended October 31, 2007	11.24	0.21	*	1.11	1.32	(0.19)	(0.12)	(0.31)
Six Months Ended April 30, 2008 (Unaudited)	12.25	0.09	*	(0.64)	(0.55)	(0.09)	(0.26)	(0.35)

				Ratios/Supplementary Data

	Net Asset Value, End of Period	Total Return(b)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(c)	Ratio of Net Investment Income (Loss) to Average Net Assets(c)	Ratio of Expenses to Average Net Assets(c)(d)	Portfolio Turnover Rate(e)

CLASS A SHARES
Period Ended October 31, 2005 (i)	$10.29	2.96%		$1,054	1.50%	1.28%	8.01%	72.14%
Year Ended October 31, 2006	11.11	10.48%		3,069	1.50%	2.33%	3.22%	96.58%
Year Ended October 31, 2007	12.04	12.13	%(g)	6,669	1.50%	2.52%	2.06%	88.67%
Six Months Ended April 30, 2008 (Unaudited)	11.15	(4.16	)%(h)	6,643	1.50%	2.35%	1.65%	27.62%

CLASS B SHARES
Period Ended October 31, 2005 (j)	$10.19	1.92%		$1,306	2.25%	0.53%	9.21%	72.14%
Year Ended October 31, 2006	11.01	9.65%		2,567	2.25%	1.54%	3.98%	96.58%
Year Ended October 31, 2007	11.94	11.51	%(g)	4,928	2.25%	1.77%	2.82%	88.67%
Six Months Ended April 30, 2008 (Unaudited)	11.04	(4.60	)%(h)	5,416	2.25%	1.60%	2.40%	27.62%

CLASS C SHARES
Period Ended October 31, 2005 (k)	$10.41	4.10%		$82	2.25%	0.66%	7.94%	72.14%
Year Ended October 31, 2006	11.24	9.66%		320	2.25%	1.56%	3.92%	96.58%
Year Ended October 31, 2007	12.25	11.97	%(g)	437	2.25%	1.78%	2.85%	88.67%
Six Months Ended April 30, 2008 (Unaudited)	11.35	(4.50	)%(h)	503	2.25%	1.60%	2.40%	27.62%

*	Calculated based on average shares outstanding.

(a)	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the applicable HSBC Investor Portfolios.

(b)	Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(c)	Annualized for periods less than one year.

(d)	During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(e)

Portfolio turnover rate is calculated by aggregating the results of multiplying the Fund’s investment percentage in the respective Portfolios by the corresponding Portfolio’s portfolio turnover rates. Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(f)	Rounds to less than $0.01.

(g)

During the year ended October 31, 2007, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.44%, 0.47% and 0.48% for Class A Shares, Class B Shares and Class C Shares, respectively.

(h)

During the period ended April 30, 2008, certain HSBC Investor Portfolios in which the Fund invests in received monies related to certain nonrecurring litigation settlements. The corresponding impact to the total return was 0.12%, 0.12% and 0.12% for Class A Shares, Class B Shares and Class C Shares, respectively.

(i)	Class A Shares commenced operations on February 23, 2005.

(j)	Class B Shares commenced operations on February 17, 2005.

(k)	Class C Shares commenced operations on April 19, 2005.

See notes to financial statements.	HSBC INVESTOR LIFELINE FUNDS	28

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements—As of April 30, 2008 (Unaudited)

1.	Organization:

          The HSBC Investor Funds (the “Trust”), a Massachusetts business trust organized on April 22, 1987, is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. As of April 30, 2008, the Trust is comprised of 20 separate operational funds, each a series of the HSBC Investor Family of Funds. The accompanying financial statements are presented for the following 4 funds (individually a “Fund”, collectively the “LifeLine Funds”):

Fund	Short Name

HSBC Investor Aggressive Growth Strategy Fund	Aggressive Growth Fund
HSBC Investor Growth Strategy Fund	Growth Strategy Fund
HSBC Investor Moderate Growth Strategy Fund	Moderate Growth Fund
HSBC Investor Conservative Growth Strategy Fund	Conservative Growth Fund

          The LifeLine Funds are a diversified series of the Trust and part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          The LifeLine Funds utilize a master-feeder fund structure and seek to achieve their investment objectives by investing all of their investable assets in the Portfolios and the Money Market Fund (collectively the “Underlying Portfolios”) per the following schedule from November 1, 2007 to April 30, 2008:

LifeLine Funds Portfolio Weightings

Underlying Portfolios	Aggressive Growth Fund	Growth Strategy Fund	Moderate Growth Fund	Conservative Growth Fund

Core Plus Fixed Income Portfolio	None	15%	26%	25%
High Yield Fixed Income Portfolio	None	2%	5%	8%
Intermediate Duration Fixed Income Portfolio	None	None	None	3%
Growth Portfolio	21%	21%	19%	15%
International Equity Portfolio	23%	20%	15%	10%
Opportunity Portfolio	34%	20%	11%	4%
Value Portfolio	21%	21%	18%	14%
Money Market Fund	1%	1%	6%	21%

Total	100%	100%	100%	100%

LifeLine Funds Portfolio Investments

Underlying Portfolios	Aggressive Growth Fund	Growth Strategy Fund	Moderate Growth Fund	Conservative Growth Fund

Core Plus Fixed Income Portfolio	$—	$5,472,134	$10,329,433	$3,168,828
High Yield Fixed Income Portfolio	—	726,600	1,978,226	1,009,850
Intermediate Duration Fixed Income Portfolio	—	—	—	380,095
Growth Portfolio	2,736,686	7,511,820	7,401,693	1,864,460
International Equity Portfolio	3,021,856	7,212,652	5,891,310	1,253,180
Opportunity Portfolio	4,480,007	7,233,555	4,332,706	502,686
Value Portfolio	2,759,748	7,575,143	7,071,165	1,754,774
Money Market Fund	132,515	363,050	2,369,397	2,645,842

Total	$13,130,812	$36,094,954	$39,373,930	$12,579,715

29	HSBC INVESTOR LIFELINE FUNDS

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements—As of April 30, 2008 (Unaudited) (continued)

          The HSBC Investor Core Plus Fixed Income Portfolio, HSBC Investor High Yield Fixed Income Portfolio, HSBC Investor Intermediate Duration Fixed Income Portfolio, HSBC Investor Growth Portfolio, HSBC Investor International Equity Portfolio, HSBC Investor Opportunity Portfolio and the HSBC Investor Value Portfolio (individually a “Portfolio,” collectively the “Portfolios”) are each a diversified series of the HSBC Investor Portfolios (the “Portfolio Trust”). The Portfolios operate as master funds in master-feeder arrangements.

The HSBC Investor Money Market Fund (the “Money Market Fund”) is an open-end management investment company and, like each LifeLine Fund, is a diversified series of the Trust.

          The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included elsewhere in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the LifeLine Funds.

          The LifeLine Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. Each Fund offers four classes of shares: Class A Shares, Class B Shares, Class C Shares, and Class R Shares (currently not operational with assets). Class A Shares of the Aggressive Growth Fund, Growth Strategy Fund, Moderate Growth Fund, and the Conservative Growth Fund have a maximum sales charge of 5.00% as a percentage of the original purchase price. The Class B Shares of the LifeLine Funds are offered without any front-end sales charge but will be subject to a contingent deferred sales charge (“CDSC”) ranging from a maximum of 4.00% if redeemed less than one year after purchase to 0.00% if redeemed more than four years after purchase. Class C Shares of the LifeLine Funds are offered without any front-end sales charge but will be subject to a maximum CDSC of 1.00% if redeemed less than one year after purchase. No sales charges are assessed with respect to Class R Shares of the Funds. Each class of shares in the LifeLine Funds has identical rights and privileges except with respect to arrangements pertaining to shareholder servicing or distribution, class-related expenses, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares.

          Under the Trust’s organizational documents, the LifeLine Funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the LifeLine Funds. In addition, in the normal course of business, the LifeLine Funds enter into contracts with its service providers, which also provide for indemnifications by the LifeLine Funds. The LifeLine Funds’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the LifeLine Funds. However, based on experience, the LifeLine Funds expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the LifeLine Funds in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

          The LifeLine Funds record their investments in the Underlying Portfolios at fair value. The LifeLine Funds record their investments in the Money Market Fund at the respective net asset value reported by the fund. The underlying securities of the Portfolios and the Money Market Fund are recorded at fair value and at amortized cost, respectively, as more fully discussed in the notes to those financial statements.

Investment Transactions and Related Income:

          The LifeLine Funds record daily their pro-rata income, expenses and unrealized/realized gains and losses derived from their respective Portfolio. Dividend income is recorded on the ex-dividend date for the Money Market Fund. Changes in holdings of the Money Market Fund for each LifeLine Fund are reflected no later than the first business day following trade date. However, for financial reporting purposes, changes in holdings of the Money Market Fund are reflected as of trade date. In addition, the LifeLine Funds accrue their own expenses daily as incurred.

HSBC INVESTOR LIFELINE FUNDS	30

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements—As of April 30, 2008 (Unaudited) (continued)

Allocations:

          Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all LifeLine Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Class specific expenses are charged directly to the class incurring the expense. In addition, income, expenses (other than class specific expenses), and unrealized/realized gains and losses are allocated to each class based on relative net assets on a daily basis.

Dividends to Shareholders:

          Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Moderate Growth Fund and Conservative Growth Fund, and annually in the case of the Aggressive Growth Fund and Growth Strategy Fund.

          The LifeLine Funds’ net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the LifeLine Funds’ shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

          The amount and character of net investment income and net realized gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., reclassification of market discounts, certain gain/loss, paydowns, and certain distributions), such amounts are reclassified within the composition of net assets; temporary differences (e.g., wash losses and post-october loss deferrals) do not require reclassification. The LifeLine Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

Redemption Fee:

          A redemption fee of 2.00% will be charged and recorded as paid-in-capital for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. For the fiscal year and period ended October 31, 2007 and April 30, 2008, respectively, the following LifeLine Funds collected redemption fees as follows:

Fund	October 31, 2007 Fees Collected	April 30, 2008 Fees Collected

Aggressive Growth Fund	$1,573	$6
Growth Strategy Fund	729	48
Moderate Growth Fund	515	1,844
Conservative Growth Fund	1,305	5

Federal Income Taxes:

          Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

          In addition, effective April 30, 2008, the Trusts’ adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Funds’ net assets or results of operations.

31	HSBC INVESTOR LIFELINE FUNDS

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements—As of April 30, 2008 (Unaudited) (continued)

New Accounting Pronouncements:

          In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, “Fair Value Measurements” (“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

          In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Lifeline Funds financial position, performance and cash flows. Management is currently evaluating the impact, the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

3.	Related Party Transactions: Investment Management:
Investment Management:

          HSBC Investments (USA) Inc. (which became HSBC Global Asset Management (USA) Inc. effective June 2, 2008) (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as Investment Adviser to the LifeLine Funds. As Investment Adviser, HSBC manages the investments of the LifeLine Funds and continuously reviews, supervises and administers the LifeLine Funds’ investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of 0.05% for each Fund.

Administration:

          HSBC serves the Lifeline Funds as Administrator. Under the terms of the Administration Agreement effective, HSBC receives from the Lifeline Funds a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each series of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. For assets invested in Underlying Portfolios by LifeLine Funds, the Portfolios pay half of the administration fee and the LifeLine Funds pay half, for a combination of the total fee rate above.

The administration fees accrued for each class by Fund, of which 50% of such fees are deemed to be class specific, are as follows:

	Aggressive Growth Strategy Fund	Growth Strategy Fund	Moderate Growth Fund	Conservative Growth Fund

Class A	$780	$2,273	$2,184	$714
Class B	538	1,504	1,858	582
Class C	53	152	211	54

Total	$1,371	$3,929	$4,253	$1,350

HSBC INVESTOR LIFELINE FUNDS	32

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements—As of April 30, 2008 (Unaudited) (continued)

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of Citigroup, Inc., serves as the Trust’s sub-administrator, subject to the general supervision of the Trusts’ Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Trusts and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Trusts’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Trusts’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $125,400 for the period ended April 30, 2008, plus reimbursement of certain out of pocket expenses. Expenses incurred are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Distribution Plan:

          Foreside Distribution Services, L.P. (“Foreside”), a wholly-owned subsidiary of Foreside Financial Group LLC, serves the Trust as Distributor (the “Distributor”). The Trust has adopted a non-compensatory Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 of the Act. The Plan provides for reimbursement of expenses incurred by the Distributor related to distribution and marketing, at a rate not to exceed 0.25%, 1.00%, and 1.00% of the average daily net assets of Class A Shares (currently not being charged), Class B Shares (currently charging 0.75%), and Class C Shares (currently charging 0.75%) of the LifeLine Funds, respectively. Foreside, as Distributor, also received $405,635, $247,179 and $12,433 in commissions from sales of HSBC Investor Family of Funds, for Class A Shares, Class B Shares, and Class C Shares, respectively of which $396,664, $246,553 and $12,419 were reallowed to affiliated brokers and dealers, for Class A Shares, Class B Shares, and Class C Shares, respectively.

Shareholder Servicing:

          The Trust has adopted an Shareholder Services Plan, formerly known as Administrative Service Plan, which provides for payments to shareholder servicing agents (which currently consist of HSBC and its affiliates) for providing various shareholder services. For performing these services, the shareholder servicing agents receive a fee up to 0.25%, 0.25%, 0.25%, and 0.75% that is computed daily and paid monthly equal to a percentage of average daily net assets of Class A Shares, Class B Shares, Class C Shares, and Class R Shares of the Lifeline Funds, respectively. The fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Services Plan currently are not intended to exceed, in the aggregate, 0.25% of the average daily net assets of Class A Shares, 1.00% of the average daily net assets of Class B Shares and Class C Shares.

Fund Accounting, Transfer Agency and Trustee:

          Citi Ohio provides fund accounting and transfer agency services for each Fund. As transfer agent for the LifeLine Funds, Citi Ohio receives a fee based on the number of LifeLine Funds and shareholder accounts, subject to certain minimums and reimbursement of certain expenses. As fund accountant for the LifeLine Funds, Citi Ohio receives an annual fee per Fund and share class, subject to minimums and reimbursement of certain expenses.

          Effective April 1, 2008 each of the six non-interested Trustees are compensated with a $60,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

          Prior to April 1, 2008 each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

33	HSBC INVESTOR LIFELINE FUNDS

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements— As of April 30, 2008 (Unaudited) (continued)

Fee Reductions:

          The Investment Adviser has agreed to contractually limit through March 1, 2009 the total expenses, exclusive of interest, taxes, brokerage commissions, and extraordinary expenses of the LifeLine Funds. Each Fund Class has its own expense limitations based on the average daily net assets for any full fiscal year as follows: Class A Shares 1.50%, Class B Shares 2.25%, Class C Shares 2.25%.

          The Administrator and Citi Ohio may voluntarily waive/reimburse fees to help support the expense limits of each Fund. In addition, the Investment Adviser may waive/reimburse additional fees at their discretion. Amounts waived/reimbursed by the Investment Adviser, Administrator, and Citi Ohio are reported separately on the Statements of Operations, as applicable. All contractual and any voluntary fee waivers/reimbursements are not subject to recoupment in subsequent fiscal periods. Voluntary waivers/reimbursements may be stopped at any time.

4.	Investment Transactions:

Aggregate contributions and withdrawals of the Underlying Portfolios for the period ended April 30, 2008 totaled:

	Contributions	Withdrawals

Aggressive Growth Fund	$2,090,938	$593,341
Growth Strategy Fund	4,655,508	2,759,464
Moderate Growth Fund	5,888,166	2,743,780
Conservative Growth Fund	1,952,369	1,022,192

5.	Federal Tax Information:

The tax characteristics of dividends paid by the LifeLine Funds during the latest tax year ended as of October 31, 2007 were as follows:

	Dividends paid from

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Dividends	Tax Exempt Distributions	Total Dividends Paid(1)

Growth Strategy Fund	$103,401	$164,526	$267,927	$—	$267,927
Moderate Growth Fund	406,849	208,376	615,225	—	615,225
Conservative Growth Fund	156,824	67,208	224,032	—	224,032

As of the latest tax year end October 31, 2007, the components of accumulated earnings/(deficit) on a tax basis for the LifeLine Funds were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long Term Capital Gains	Accumulated Earnings	Dividends Payable	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)(2)	Total Accumulated Earnings/ (Deficit)

Aggressive Growth Fund	$87,226	$—	$667,264	$754,490	$—	$—	$1,955,791	$2,710,281
Growth Strategy Fund	417,995	—	1,575,493	1,993,488	—	—	4,889,569	6,883,057
Moderate Growth Fund	246,714	—	1,257,947	1,504,661	—	—	4,019,932	5,524,593
Conservative Growth Fund	57,735	—	228,458	286,193	—	—	800,828	1,087,021

(1)	Total dividends paid may differ from the amount reported in the Statement of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

(2)

The differences between book-basis and tax-basis unrealized appreciation/deprecation are attributable primarily to: tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments, the difference between book and tax amortization methods for premium and market discount, the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies, and the return of capital adjustments from real estate investment trusts.

          The tax character of current year distributions paid and the tax basis of the current components of accumulated earnings and any net capital loss carry-forwards will be determined at the end of the current tax year ending October 31, 2008.

HSBC INVESTOR LIFELINE FUNDS	34

HSBC INVESTOR LIFELINE FUNDS

Notes to Financial Statements— As of April 30, 2008 (Unaudited) (continued)

6.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS”), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC”) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds’ financial statements.

35	HSBC INVESTOR LIFELINE FUNDS

HSBC INVESTOR LIFELINE FUNDS

Investment Adviser Contract Approval—April 30, 2008 (Unaudited)

          The Independent Trustees of the HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the “Trusts”), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the “Existing Funds”) at an in-person meeting held on December 10, 2007. Also, at an in-person meeting held on April 1, 2008, The Independent Trustees reviewed and approved a new Investment Advisory Contract and Sub-Advisory Contract with respect to the HSBC Investor Growth Fund (the “Growth Fund”) (the Existing Funds and Growth Fund are collectively referred to as the “Funds” and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the “Agreements”).

          In determining whether it was appropriate to approve the Agreements for the Funds, The Independent Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. In an Executive Session, the Independent Trustees carefully evaluated this information, and were advised by independent legal counsel with respect to their deliberations. Based on its review of the information requested and provided for each Fund, The Independent Trustees determined that the relevant Agreements were consistent with the best interests of the Funds and their shareholders, and enable the Funds to receive high quality services at a cost that is appropriate and reasonable. The Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser (and, as applicable, the Sub-Advisers), in light of the high quality services provided to the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and the commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds. With respect to the Equity Funds, The Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Independent Trustees also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain funds. The Independent Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, The Independent Trustees also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Independent Trustees also considered the extent to which the investment advisers had achieved economies of scale and the extent to which shareholders participated in those economies of scale.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Independent Trustees members took note of performance information for the one, three and five year periods and since inception as relevant. In addition The Independent Trustees compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered the Adviser’s overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Independent Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Independent Trustees concluded that the combined advisory fees payable to the Adviser and each of the Fund’s Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser’s relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

Other Relevant Considerations. The Independent Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Independent Trustees also noted the range of investment advisory and administrative services provided by the Adviser to the Funds and the level and quality of these services, in particular the quality of the personnel providing these services. In addition, The Independent Trustees considered the overall favorable investment performance of the Funds.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, The Independent Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

HSBC INVESTOR LIFELINE FUNDS	36

HSBC INVESTOR LIFELINE FUNDS

Table of Shareholders Expenses (Unaudited)—As of April 30, 2008

          As a shareholder of the HSBC Investor LifeLine Funds (“Funds”), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, redemption fees; and exchange fees; (2) ongoing costs, including management fees; distribution and/or shareholder servicing fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 through April 30, 2008.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 - 4/30/08	Annualized Expense Ratio During Period 11/1/07 - 4/30/08

Aggressive Growth Strategy Fund	Class A Shares	$1,000.00	$923.30	$7.17	1.50%
	Class B Shares	1,000.00	919.70	10.74	2.25%
	Class C Shares	1,000.00	919.70	10.74	2.25%
Growth Strategy Fund	Class A Shares	1,000.00	929.30	7.10	1.48%
	Class B Shares	1,000.00	925.60	10.68	2.23%
	Class C Shares	1,000.00	925.80	10.68	2.23%
Moderate Growth Strategy Fund	Class A Shares	1,000.00	941.60	6.90	1.43%
	Class B Shares	1,000.00	938.30	10.51	2.18%
	Class C Shares	1,000.00	938.60	10.51	2.18%
Conservative Growth Strategy Fund	Class A Shares	1,000.00	958.40	7.30	1.50%
	Class B Shares	1,000.00	954.00	10.93	2.25%
	Class C Shares	1,000.00	955.00	10.94	2.25%

*

Expenses are equal to the average account value over the period multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

37	HSBC INVESTOR LIFELINE FUNDS

HSBC INVESTOR LIFELINE FUNDS

Table of Shareholders Expenses (Unaudited)—As of April 30, 2008 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 - 4/30/08	Annualized Expense Ratio During Period 11/1/07 - 4/30/08

Aggressive Growth Strategy Fund	Class A Shares	$1,000.00	$1,017.40	$7.52	1.50%
	Class B Shares	1,000.00	1,013.67	11.27	2.25%
	Class C Shares	1,000.00	1,013.67	11.27	2.25%
Growth Strategy Fund	Class A Shares	1,000.00	1,017.50	7.42	1.48%
	Class B Shares	1,000.00	1,013.77	11.17	2.23%
	Class C Shares	1,000.00	1,013.77	11.17	2.23%
Moderate Growth Strategy Fund	Class A Shares	1,000.00	1,017.75	7.17	1.43%
	Class B Shares	1,000.00	1,014.02	10.92	2.18%
	Class C Shares	1,000.00	1,014.02	10.92	2.18%
Conservative Growth Strategy Fund	Class A Shares	1,000.00	1,017.40	7.52	1.50%
	Class B Shares	1,000.00	1,013.67	11.27	2.25%
	Class C Shares	1,000.00	1,013.67	11.27	2.25%

*

Expenses are equal to the average account value over the period multiplied by the Funds’ annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR LIFELINE FUNDS	38

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

U.S. Government and Government Agency Obligations—44.7%

	Principal Amount($)	Value($)

Federal Home Loan Mortgage Corp. – 5.4%
Pool #G12317, 5.50%, 8/1/21	1,010,527	1,029,768
Pool #C00368, 8.50%, 10/1/24	25,145	27,806
Pool #D62926, 6.50%, 8/1/25	19,382	20,300
Pool #C80387, 6.50%, 4/1/26	25,425	26,630
Pool #C00922, 8.00%, 2/1/30	158,266	171,412
Pool #C54447, 7.00%, 7/1/31	32,528	34,553
Pool #G01317, 7.00%, 10/1/31	126,963	134,868
Pool #C60712, 6.50%, 11/1/31	523,373	546,203
Pool #847557, 6.27%, 7/1/34 (a)	725,693	731,227
Pool #1B2655, 6.19%, 12/1/34 (a)	573,830	578,809
Pool #1J1313, 6.40%, 6/1/36 (a)	1,325,088	1,359,223
Pool #G02981, 6.00%, 6/1/37	1,094,552	1,120,748

		5,781,547

Federal National Mortgage Association – 21.4%
Pool #398958, 6.50%, 10/1/12	45,141	46,928
Pool #781922, 5.00%, 2/1/21	2,113,781	2,127,364
Pool #329655, 7.00%, 11/1/25	37,964	40,430
Pool #329530, 7.00%, 12/1/25	80,18	85,395
Pool #535332, 8.50%, 4/1/30	36,972	40,683
Pool #548965, 8.50%, 7/1/30	43,392	47,759
Pool #535440, 8.50%, 8/1/30	40,948	45,068
Pool #253438, 8.50%, 9/1/30	34,776	38,275
Pool #568486, 7.00%, 1/1/31	38,557	41,072
Pool #573752, 8.50%, 2/1/31	29,606	32,586
Pool #575328, 6.50%, 4/1/31	48,871	50,950
Pool #356905, 7.14%, 10/1/36 (a)	158,127	160,622
Pool #922090, 5.89%, 3/1/37 (a)	1,687,062	1,726,031
Pool #256723, 6.50%, 5/1/37	1,082,672	1,121,397
TBA May
5.50%, 5/15/37	11,360,000	11,420,344
6.00%, 5/15/37	4,800,000	4,906,502
5.00%, 5/13/38	1,000,000	982,188

		22,913,594

Government National Mortgage Association – 1.3%
Pool #346406, 7.50%, 2/15/23	43,619	46,941
Pool #412530, 7.50%, 12/15/25	70,471	75,919
Pool #781300, 7.00%, 6/15/31	121,223	129,833
May, 6.00%, 5/15/37, TBA	1,080,000	1,109,363

		1,362,056

U.S. Treasury Bonds – 3.2%
6.25%, 8/15/23	1,290,000	1,552,536
5.00%, 5/15/37	1,775,000	1,923,656

		3,476,192

U.S. Treasury Notes – 13.4%
3.13%, 11/30/09	1,100,000	1,116,157
2.00%, 2/28/10	2,573,000	2,561,543
4.75%, 1/31/12	1,475,000	1,579,057
3.63%, 12/31/12	2,000,000	2,053,750
2.50%, 3/31/13	1,014,000	989,442
4.75%, 8/15/17	1,445,000	1,556,762
4.25%, 11/15/17	765,000	794,644
3.50%, 2/15/18	3,785,000	3,704,569

		14,355,924

U.S. Government and Government Agency Obligations, cont’d

	Principal Amount ($)	Value ($)

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $47,954,905)		47,889,313

Corporate Obligations—32.9%

Agricultural Chemicals – 0.6%
Cargill, Inc., 5.60%, 9/15/12 (b)	600,000	604,795

Banking – 2.0%
American Express Centurion Bank, 5.95%, 6/12/17	700,000	702,045
Washington Mutual Bank NV
2.95%, 6/16/10 (a)	750,000	674,774
3.31%, 2/4/11 (a)	400,000	353,453
Washington Mutual, Inc., 3.20%, 9/17/12 (a)	500,000	424,767

		2,155,039

Building & Construction Products – 1.0%
Martin Marietta Materials, Inc., 3.40%, 4/30/10 (a)	600,000	582,220
Masco Corp., 3.20%, 3/12/10 (a)	550,000	510,211

		1,092,431

Consumer Products – 0.9%
Clorox Co. (The), 5.45%, 10/15/12	900,000	909,151

Electric – 5.3%
Commonwealth Edison Co., 6.45%, 1/15/38	700,000	689,812
Duke Energy Carolinas LLC, 5.10%, 4/15/18	450,000	447,181
MidAmerican Energy Co., 5.95%, 7/15/17	2,900,000	3,022,452
Progress Energy, Inc., 3.47%, 11/14/08, Callable 8/14/08 @ 100 (a)	1,000,000	996,246
Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100	600,000	538,842

		5,694,533

Finance – 5.7%
American Honda Finance Corp., 4.63%, 4/2/13, MTN (b)	250,000	245,634
Caterpillar Financial Services Corp., 5.45%, 4/15/18, MTN	350,000	355,011
Citigroup, Inc., 6.88%, 3/5/38	450,000	465,393
Ford Motor Credit Co., LLC
9.75%, 9/15/10	1,550,000	1,505,828
7.25%, 10/25/11	150,000	135,085
MetLife Global Funding I, 5.13%, 4/10/13 (b)	350,000	349,978
Morgan Stanley, Series F, 6.00%, 4/28/15, MTN	365,000	364,444
Pacific Life Global Funding, 5.15%, 4/15/13 (b)	250,000	250,239
Preferred Term Securities Ltd., 8.79%, 9/15/30, Callable 9/15/10 @ 104.395 (b)	778,066	815,647
Wells Fargo Financial, 5.50%, 8/1/12	850,000	876,325
XTRA Finance Corp., 5.15%, 4/1/17	750,000	760,705

		6,124,289

39	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Hospitals – 1.1%
Covidien International Finance SA, 5.45%, 10/15/12 (b)	550,000	554,508
HCA, Inc., 5.75%, 3/15/14	750,000	648,750

		1,203,258

Media – 0.8%
News America Holdings, 7.90%, 12/1/95	500,000	540,975
Vivendi, 5.75%, 4/4/13 (b)	350,000	342,094

		883,069

Medical – 1.0%
AstraZeneca plc, 5.90%, 9/15/17	1,000,000	1,058,813

Office Equipment & Services – 0.5%
Xerox Corp., 3.51%, 12/18/09 (a)	550,000	540,478

Retail – 3.2%
Home Depot, Inc., 5.88%, 12/16/36	1,300,000	1,086,812
Kohl’s Corp., 6.25%, 12/15/17	550,000	534,078
Kroger Co. (The), 5.00%, 4/15/13	250,000	251,174
Wal-Mart Stores, Inc., 6.50%, 8/15/37	1,500,000	1,591,907

		3,463,971

Telecommunications – 5.2%
AOL Time Warner, Inc.
6.88%, 5/1/12	600,000	625,051
7.70%, 5/1/32	550,000	595,717
AT&T, Inc., 5.50%, 2/1/18	750,000	749,874
BellSouth Telecommunications, 7.00%, 12/1/95	700,000	696,868
Sprint Nextel Corp., 6.00%, 12/1/16	535,000	436,025
Time Warner Entertainment Co., 8.38%, 3/15/23	800,000	902,014
Verizon Communications, Inc., 6.10%, 4/15/18	1,500,000	1,572,743

		5,578,292

Transportation – 5.6%
American Airlines, Inc., Series 2001-2, Class A1, 6.98%, 4/1/11	525,512	517,629
American Airlines, Inc., Series 2001-2, Class A2, 7.86%, 10/1/11	1,250,000	1,250,000
Burlington North Santa Fe
5.65%, 5/1/17	600,000	603,775
7.57%, 1/2/21	280,926	305,653
Continental Airlines, Inc., 5.98%, 4/19/22	750,000	653,437
Norfolk Southern Corp., 5.75%, 4/1/18 (b)	250,000	253,538
Union Pacific Corp.
5.75%, 11/15/17	1,200,000	1,214,893
6.85%, 1/2/19	1,104,592	1,189,391

		5,988,316

TOTAL CORPORATE OBLIGATIONS (COST $35,414,826)		35,296,435

Asset Backed Securities—9.3%

	Principal Amount($)	Value($)

Americredit Automobile Receivables Trust, Series 2005-CF, Class A3, 4.47%, 5/6/10 (g)	123,064	123,101
Asset Backed Funding Certificates, Series 2003-AHL1, Class A1, 3.68%, 3/25/33	738,743	615,694
Cairn Mezzanine plc, Series 2007-3A, Class B1, 3.97%, 8/13/47 (a)(b)	905,000	45,250
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A3, 5.31%, 10/20/09 (b)(g)	304,182	304,890
Series 2007-SN1, Class A3B, 2.78%, 7/15/10 (a)(g)	860,000	850,689
Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.80%, 7/25/34	1,060,000	812,166
Dominos Pizza Master Issuer LLC, Series 2007-1, Class A2, 5.26%, 4/25/37 (b)	1,200,000	1,026,305
Duane Street CLO, Series 2007-4A, Class C, 4.07%, 11/14/21 (a)(b)	850,000	667,250
GE Business Loan Trust, Series 2006-2A, Class A, 2.90%, 11/15/34 (a)(b)(g)	1,422,685	1,349,761
GE Equipment Small Ticket LLC, Series 2005-2A, Class A3, 4.88%, 10/22/09 (b)(g)	725,482	724,575
GMAC Mortgage Corp., Loan Trust, Series 2006-HE3, Class A3, 5.81%, 10/25/36	900,000	419,137
MBNA Credit Card Master Note Trust, Series 2005-A7, Class A7, 4.30%, 2/15/11 (g)	930,000	931,759
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3, 5.16%, 2/15/10 (g)	1,110,750	1,117,946
Preferred Term Securities XXII Ltd., 3.14%, 9/22/36, Callable 6/22/11 @ 100 (a)(b)(g)	1,088,695	937,693

TOTAL ASSET BACKED SECURITIES (COST $12,064,272)		9,926,216

Collateralized Mortgage Obligations—5.9%

Banc of America Mortgage Securities, Series 2005-D, Class 2A4, 4.78%, 5/25/35 (a)	1,100,000	1,095,077
Deutsche Mortgage Securities, Inc., Series 2005-WF1, Class 1A1, 5.08%, 6/26/35 (a)(b)	987,156	976,037
Fannie Mae IO
Series 270, Class 2, 8.50%, 9/1/23 (c)	41,654	11,454
Series 296, Class 2, 8.00%, 4/1/24 (c)	49,508	12,603
Series 2000-16, Class PS, 5.71%, 10/25/29 (a)	28,146	1,018
Series 2000-32, Class SV, 5.87%, 3/18/30 (a)	3,616	18
Series 306, Class IO, 8.00%, 5/1/30 (c)	56,658	13,082
Series 2001-4, Class SA, 4.83%, 2/17/31 (a)	198,831	16,829
FHA Weyerhauser, 7.43%, 1/1/24 (d)(e)	26,696	26,696

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	40

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Collateralized Mortgage Obligations, continued

	Principal Amount($)	Value($)

Freddie Mac
Series 2988, Class AF, 3.02%, 6/15/35 (a)(g)	1,051,271	1,012,900
Series 3212, Class BK, 5.40%, 9/15/36	900,000	894,715
Freddie Mac IO
Series 1534, Class K, 4.65%, 6/15/23 (a)	132,203	14,066
Series 2141, Class SD, 5.43%, 4/15/29 (a)	108,040	15,084
Series 2247, Class SC, 4.78%, 8/15/30 (a)	54,312	4,992
Government National Mortgage Association IO
Series 1999-30, Class SA, 5.29%, 4/16/29 (a)	68,157	4,174
Series 1999-30, Class S, 5.89%, 8/16/29 (a)	50,811	4,645
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 5.82%, 3/25/36 (a)	1,192,445	992,204
Residential Asset Securitization Trust, Series 2003-A15, Class 1A2, 3.35%, 2/25/34 (a)(g)	1,492,962	1,285,496

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $6,771,206)		6,381,090

Commercial Mortgage Backed Securities—12.3%

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.63%, 7/10/46	1,540,000	1,531,906
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class A4, 5.43%, 10/12/41	1,100,000	1,087,476
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class A2, 5.38%, 10/15/49	1,100,000	1,096,487
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	1,300,000	1,282,318
Commercial Mortgage Pass-Through Certificate
Series 2006-FL12, Class A2, 2.82%, 12/15/20 (a)(b)(g)	1,508,392	1,437,272
Series 2005-LP5, Class AJ, 5.05%, 5/10/43	1,550,000	1,414,690
CWCapital Cobalt, Series 2006-C1, Class A2, 5.17%, 8/15/48	1,232,000	1,219,597
DLJ Mortgage Acceptance Corp., IO, Series 1997-CF1, Class S, 1.18%, 5/15/30 (a)(b)(e)	19,068	1
GS Mortgage Securities Corp., IO, Series 1997-GL, Class X2, 0.29%, 7/13/30 (a)(e)	36,108	493
Morgan Stanley Capital I
Series 2006-HQ10, Class A4, 5.33%, 11/12/41	1,000,000	973,657
Series 2007-IQ14, Class A2, 5.61%, 4/15/49	1,380,000	1,374,627
Series 2007-IQ14, Class AM, 5.88%, 4/15/49 (a)	990,000	913,236

Commercial Mortgage Backed Securities, continued

	Principal Amount($)	Value($)

Washington Mutual Commercial Mortgage Securities Trust, Series 2006-SL1, Class A, 5.42%, 11/23/43 (a)(b)	973,418	873,545

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $13,589,909)		13,205,305

Foreign Bonds—3.0%

Iceland – 1.0%
Kaupthing Bank, 3.41%, 1/15/10 (a)(b)	1,250,000	1,046,872

South Korea – 1.3%
Citibank Korea, Inc., 4.68%, 6/18/13, Callable 6/18/08 @ 100 (a)	1,400,000	1,402,292

United Kingdom – 0.7%
Barclays Bank plc, 5.93%, 12/31/49 (b)	850,000	717,691

TOTAL FOREIGN BONDS (COST $3,502,358)		3,166,855

41	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR CORE PLUS FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—11.2%

	Principal Amount($)	Value($)

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (f)	11,993,552	11,993,552

TOTAL INVESTMENT COMPANY (COST $11,993,551)		11,993,552

TOTAL INVESTMENTS (COST $131,291,027) — 119.3%		127,858,766

Percentages indicated are based on net assets of $107,150,902.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)

Interest-Only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. Interest rate adjusts periodically based on the pay off of the underlying mortgage. The interest rate presented represents the rates in effect on April 30, 2008. The principal amount shown is the notional amount of the underlying mortgages.

(d)	Security was fair valued as of April 30, 2008. Represents 0.02% of net assets.

(e)

Rule 144a, section 4(2) or other security which is restricted as to resale to institutional investors. The Investment Adviser, using Board approved procedures, has deemed these securities to be illiquid. Represents 0.02% of total net assets.

(f)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

(g)	Security held as collateral for to be announced securities.

FHA	— Federal Housing Administration
IO	— Interest-Only security. Represents 0.09% of net assets.
LLC	— Limited Liability Co.
MTN	— Medium Term Note
PLC	— Public Limited Co.
TBA	— Security was traded on a “to be announced” basis. Represents 17.2% of net assets.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	42

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stock—0.0%

	Shares or Principal Amount($)	Value($)

Consumer Discretionary – 0.0%
Tembec, Inc. (a)	937	3,629

Total Common Stock (Cost $18,548)		3,629

Corporate Obligations—95.5%

Advertising – 1.9%
Iron Mountain, Inc., 8.63%, 4/1/13, Callable 4/1/09 @ 100	100,000	101,750
Lamar Media Corp., 6.63%, 8/15/15, Callable 8/15/10 @ 103.31	50,000	47,125
R.H. Donnelley Corp., 6.88%, 1/15/13, Callable 1/15/09 @ 103.44	100,000	64,000
R.H. Donnelley Corp., 6.88%, 1/15/13, Callable 1/15/09 @ 103.44	90,000	57,600

		270,475

Aerospace & Defense – 2.1%
DAE Aviation Holdings, Inc., 11.25%, 8/1/15, Callable 8/1/11 @ 105.62 (b)	50,000	50,813
DRS Technologies, Inc., 7.63%, 2/1/18, Callable 2/1/11 @ 103.81	100,000	102,000
L-3 Communications Holdings, Inc., 5.88%, 1/15/15, Callable 1/15/10 @ 102.94	100,000	97,000
TransDigm Group, Inc., 7.75%, 7/15/14, Callable 7/15/09 @ 105.81	50,000	51,125

		300,938

Apparel Manufacturers – 1.6%
Hanesbrands, Inc., 8.20%, 12/15/14, Callable 12/15/08 @ 102.00 (c)	50,000	47,125
Levi Strauss & Co., 8.88%, 4/1/16, Callable 4/1/11 @ 104.44	50,000	50,875
Quiksilver, Inc., 6.88%, 4/15/15, Callable 4/15/10 @ 103.44	150,000	124,500

		222,500

Auto Manufacturers – 2.4%
Cooper Tire & Rubber Co., 8.00%, 12/15/19	50,000	47,625
Cooper-Standard Automotive, Inc., 8.38%, 12/15/14, Callable 12/15/09 @ 104.19	50,000	41,250
General Motors Corp., 7.13%, 7/15/13	175,000	142,625
General Motors Corp., 7.70%, 4/15/16	50,000	39,000
The Goodyear Tire & Rubber Co., 8.63%, 12/1/11, Callable 12/1/09 @ 104.31	17,000	18,275
TRW Automotive, Inc., 7.25%, 3/15/17 (b)	50,000	48,687

		337,462

Automotive & Transport – 0.7%
AutoNation, Inc., 7.00%, 4/15/14, Callable 4/15/09 @ 105.25	50,000	46,875
Penske Automotive Group, Inc., 7.75%, 12/15/16, Callable 12/15/11 @ 103.88	50,000	45,500

		92,375

Building & Construction Products – 1.5%
Interline Brands, Inc., 8.13%, 6/15/14, Callable 6/15/10 @ 104.06	50,000	48,625
Ply Gem Industries, Inc., 9.00%, 2/15/12, Callable 2/15/08 @ 102.25	150,000	114,750

Corporate Obligations, continued

	Principal Amount($)	Value($)

Building & Construction Products, continued
U.S. Concrete, Inc., 8.38%, 4/1/14, Callable 4/1/09 @ 104.19	50,000	40,500

		203,875

Cable Television – 3.4%
Barrington Broadcasting Group LLC, 10.50%, 8/15/14, Callable 8/15/10 @ 105.25	50,000	44,000
Bonten Media Acquisition, 9.00%, 6/1/15, Callable 6/1/11@ 104.50 (b)	75,000	60,937
Cablevision Systems Corp., 8.00%, 4/15/12	100,000	99,500
Charter Communications Operating LLC, 10.88%, 9/15/14, Callable 3/15/12 @ 105.44 (b)	50,000	52,875
General Cable Technologies Corp., 7.13%, 4/1/17, Callable 4/1/12 @ 103.56	50,000	48,750
Mediacom LLC, 7.88%, 2/15/11	100,000	94,500
Quebecor Media, Inc., 7.75%, 3/15/16, Callable 3/15/11 @ 103.88	25,000	24,063
Videotron Ltd., 9.13%, 4/15/18, Callable 4/15/13 @ 104.56 (b)	50,000	53,250

		477,875

Casinos & Gambling – 8.5%
Choctaw Resort Development Entertainment, 7.25%, 11/15/19, Callable 11/15/11 @ 103.63 (b)	46,000	40,480
Fontainebleau Las Vegas, 10.25%, 6/15/15, Callable 6/15/11 @ 105.13 (b)	100,000	71,750
Great Canadian Gaming Co., 7.25%, 2/15/15, Callable 2/15/11 @ 103.63 (b)	50,000	48,000
Greektown Holdings, Inc., 10.75%, 12/1/13, Callable 12/1/10 @ 105.38 (b)	125,000	115,000
Herbst Gaming, Inc., 7.00%, 11/15/14, Callable 11/15/09 @ 103.50	50,000	11,000
Indianapolis Downs LLC, 11.00%, 11/1/12, Callable 11/1/10 @ 105.50 (b)	25,000	22,500
Inn of the Mountain Gods, 12.00%, 11/15/10, Callable 11/15/08 @ 103.00	50,000	43,250
Isle of Capri Casinos, Inc., 7.00%, 3/1/14, Callable 3/1/09 @ 103.50	150,000	115,500
Mashantucket Pequot Tribal Nation, Series A, 8.50%, 11/15/15, Callable 11/15/11 @ 104.25 (b)	50,000	45,438
MGM MIRAGE, Inc., 6.75%, 4/1/13	100,000	92,000
Mohegan Tribal Gaming, 7.13%, 8/15/14, Callable 8/15/09 @ 103.56	50,000	42,875
MTR Gaming Group, Inc., 9.00%, 6/1/12, Callable 6/1/09 @ 104.50	100,000	79,500
Pinnacle Entertainment, 7.50%, 6/15/15, Callable 6/15/11 @ 103.75 (b)	50,000	41,375
Pokagon Gaming Authority, 10.38%, 6/15/14, Callable 6/15/10 @ 105.19 (b)	69,000	73,657
San Pasqual Casino, 8.00%, 9/15/13, Callable 9/15/09 @ 104.00 (b)	25,000	23,313
Scientific Games Corp., 6.25%, 12/15/12, Callable 12/15/08 @ 103.13	50,000	46,250

43	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Casinos & Gambling, continued
Seminole Hard Rock Entertainment, 5.30%, 3/15/14, Callable 3/15/09 @ 102.00 (b)(c)	50,000	41,875
Seneca Gaming Corp., 7.25%, 5/1/12, Callable 5/1/08 @ 103.63	50,000	48,312
Shingle Springs, 9.38%, 6/15/15, Callable 6/15/11@ 104.69 (b)	50,000	44,250
Turning Stone Resort Casino, 9.13%, 9/15/14, Callable 9/15/10 @ 104.56 (b)	75,000	73,875
Waterford Gaming LLC, 8.63%, 9/15/14 (b)	23,000	22,195
Wynn Las Vegas LLC, 6.63%, 12/1/14, Callable 12/1/09 @ 103.31 (b)	50,000	48,750

		1,191,145

Chemicals – 3.2%
Georgia Gulf Corp., 9.50%, 10/15/14, Callable 10/15/10 @ 104.75	100,000	84,500
Huntsman International LLC, 7.88%, 11/15/14, Callable 11/15/10 @ 103.94	35,000	36,925
Innophos, Inc., 8.88%, 8/15/14, Callable 8/16/09 @ 104.44	50,000	49,750
JohnsonDiversey, Inc., 9.63%, 5/15/12, Callable 5/15/08 @ 103.21	100,000	101,000
Momentive Performance Materials, Inc., 9.75%, 12/1/14, Callable 12/1/10 @ 104.88	50,000	48,500
Mosaic Co., 7.88%, 12/1/16, Callable 12/1/11 @ 103.81 (b)	25,000	27,375
Nova Chemicals Corp., 6.50%, 1/15/12	50,000	47,000
Terra Capital, Inc., 7.00%, 2/1/17, Callable 2/1/12 @ 103.50	50,000	49,750

		444,800

Computer Services – 0.6%
Activant Solutions, Inc., 9.50%, 5/1/16, Callable 5/1/11 @ 104.75	50,000	42,000
Unisys Corp., 12.50%, 1/15/16, Callable 1/15/12 @ 106.25	35,000	36,400

		78,400

Consumer Products – 1.7%
Constellation Brands, Inc., 8.38%, 12/15/14	50,000	53,000
Sealy Mattress Co., 8.25%, 6/15/14, Callable 6/15/09 @ 104.13	50,000	44,125
Smithfield Foods, Inc., 7.75%, 7/1/17	50,000	49,625
Spectrum Brands, Inc., 7.38%, 2/1/15, Callable 2/1/10 @ 103.69	75,000	49,875
Yankee Acquisition Corp., 9.75%, 2/15/17, Callable 2/15/12 @ 104.88	50,000	40,125

		236,750

Corporate Obligations, continued

	Principal Amount($)	Value($)

Containers - Paper and Plastic – 2.5%
Owens-Brockway Glass Containers, 6.75%, 12/1/14, Callable 12/1/09 @ 103.38	50,000	50,750
Solo Cup Co., 8.50%, 2/15/14, Callable 2/15/09 @ 104.25	200,000	174,000
Stone Container Finance Co. of Canada, 7.38%, 7/15/14, Callable 7/15/09 @ 103.69	150,000	126,000

		350,750

Cosmetics – 0.4%
Chattem, Inc., 7.00%, 3/1/14, Callable 3/1/09 @ 103.50	50,000	49,750

		49,750

Distribution & Wholesale – 1.9%
Baker & Taylor, Inc., 11.50%, 7/1/13, Callable 7/1/10 @ 105.75 (b)	100,000	90,000
Beverages & More, Inc., 9.25%, 3/1/12, Callable 9/1/09 @ 104.63 (b)	50,000	48,500
Central Garden & Pet Co., 9.13%, 2/1/13, Callable 2/1/09 @ 103.04	50,000	42,250
Jarden Corp., 7.50%, 5/1/17, Callable 5/1/12 @ 103.75	25,000	23,000
Pegasus Solutions, Inc., 10.50%, 4/15/15, Callable 4/15/11 @ 105.25 (b)	50,000	40,000
Pilgrim’s Pride Corp., 8.38%, 5/1/17, Callable 5/1/12 @ 104.19	25,000	22,250

		266,000

Diversified Operations – 1.7%
Bombardier, Inc., 8.00%, 11/15/14, Callable 11/15/10 @ 104.00 (b)	25,000	26,625
Koppers Holdings, Inc., 9.88%, 11/15/14, Callable 11/15/09 @ 104.94	25,000	21,875
Snoqualmie Entertainment Authority, 6.94%, 2/1/14, Callable 2/1/09 @ 103.00 (b)(c)	25,000	19,625
Susser Holdings LLC, 10.63%, 12/15/13, Callable 12/15/09 @ 105.31	72,000	73,800
Susser Holdings LLC, 10.63%, 12/15/13, Callable 12/15/09 @ 105.31 (b)	50,000	51,250
Trinity Industries, Inc., 6.50%, 3/15/14, Callable 3/15/09 @ 103.25	50,000	49,625

		242,800

Education – 0.3%
Education Management LLC, 10.25%, 6/1/16, Callable 6/1/11 @ 105.13	25,000	21,000
Education Management LLC, 8.75%, 6/1/14, Callable 6/1/10 @ 104.38	25,000	22,250

		43,250

Electric – 3.9%
AES Corp., 7.75%, 3/1/14	60,000	61,500
AES Corp., 7.75%, 10/15/15	50,000	51,625
Baldor Electic Co., 8.63%, 2/15/17, Callable 2/15/12 @ 104.31	50,000	51,000
CMS Energy Corp., 6.88%, 12/15/15	100,000	100,660
Edison Mission Energy, 7.00%, 5/15/17	25,000	25,250

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	44

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Electric, continued
Edison Mission Energy, 7.20%, 5/15/19	50,000	50,375
Energy Future Holdings, 10.88%, 11/1/17, Callable 11/1/12 @ 105.44 (b)	200,000	213,000

		553,410

Electronic Components & Semiconductors – 0.3%
Freescale Semiconductor, Inc., 10.13%, 12/15/16, Callable 12/15/11 @ 105.06	50,000	39,375

Energy – 3.7%
Aventine Renewable Energy, Inc., 10.00%, 4/1/17, Callable 4/1/12 @ 105.00	50,000	31,250
Copano Energy LLC, 8.13%, 3/1/16, Callable 3/1/11 @ 104.06	80,000	83,200
Massey Energy Co., 6.88%, 12/15/13, Callable 12/15/09 @ 103.44	100,000	100,000
Mirant North America LLC, 7.38%, 12/31/13, Callable 12/31/09 @ 103.69	50,000	51,875
NRG Energy, Inc., 7.38%, 2/1/16, Callable 2/1/11 @ 103.69	50,000	51,500
Reliant Energy, Inc., 7.63%, 6/15/14	50,000	52,000
Verasun Energy Corp., 9.88%, 12/15/12, Callable 12/15/09 @ 104.94	50,000	45,875
Williams Cos., Inc., 6.38%, 10/1/10 (b)	100,000	103,500

		519,200

Finance – 5.7%
Basell AF SCA, 8.38%, 8/15/15, Callable 8/15/10 @ 104.19 (b)	75,000	54,375
CCM Merger, Inc., 8.00%, 8/1/13, Callable 8/1/09 @ 104.00 (b)	100,000	86,000
Ford Motor Credit Co., 7.38%, 10/28/09	250,000	240,657
Ford Motor Credit Co., 7.38%, 2/1/11	50,000	45,973
General Motors Acceptance Corp., 6.88%, 8/28/12	300,000	238,002
MSX International, 12.50%, 4/1/12, Callable 4/1/09 @ 110.00 (b)	25,000	20,000
Nalco Finance Holdings, Inc., 11.52%, 2/1/14, Callable 2/1/09 @ 104.50*	75,000	71,625
Nuveen Investments, Inc., 10.50%, 11/15/15, Callable 11/15/11 @ 105.25 (b)	50,000	48,125

		804,757

Funeral Services – 0.4%
Carriage Services, Inc., 7.88%, 1/15/15, Callable 1/15/10 @ 103.94	50,000	49,750

Hotels & Lodging – 0.3%
Gaylord Entertainment Co., 8.00%, 11/15/13, Callable 11/15/08 @ 104.00	50,000	47,375

Internet Related – 0.3%
Atlantic Broadband Finance LLC, 9.38%, 1/15/14, Callable 1/15/09 @104.69	50,000	46,000

Corporate Obligations, continued

	Principal Amount($)	Value($)

Leisure – 1.0%
AMC Entertainment, Inc., 11.00%, 2/1/16, Callable 2/1/11@ 105.50	100,000	99,500
True Temper Sports, Inc., 8.38%, 9/15/11, Callable 3/15/09 @ 102.09	50,000	34,000

		133,500

Machinery – 0.9%
Case New Holland, Inc., 7.13%, 3/1/14, Callable 3/1/10 @ 103.56	50,000	50,250
Sensata Technologies, 8.00%, 5/1/14, Callable 5/1/10 @ 104.00	50,000	46,625
Terex Corp., 8.00%, 11/15/17, Callable 11/15/12 @ 104.00	25,000	25,563

		122,438

Manufacturing – 1.0%
AGY Holding Corp., 11.00%, 11/15/14, Callable 11/15/10 @ 105.50 (b)	50,000	45,250
American Railcar Industries, 7.50%, 3/1/14, Callable 3/1/11 @ 103.75	25,000	22,500
Coleman Cable, Inc., 9.88%, 10/1/12, Callable 10/1/08 @ 104.94	50,000	45,750
Libbey Glass, Inc., 11.91%, 6/1/11, Callable 6/1/08 @ 107.50 (c)	25,000	25,063
Maax Corp., 9.75%, 6/15/12, Callable 6/15/08 @ 104.88	50,000	7,500

		146,063

Medical – 2.4%
Advanced Medical Optics, 7.50%, 5/1/17, Callable 5/1/12 @ 103.75	50,000	45,250
Community Health Systems, Inc., 8.88%, 7/15/15, Callable 7/15/11 @ 104.44	50,000	52,000
HCA, Inc., 9.25%, 11/15/16, Callable 11/15/11 @ 104.63	25,000	26,875
MultiPlan, Inc., 10.38%, 4/15/16, Callable 4/15/11 @ 105.19 (b)	100,000	97,000
Omnicare, Inc., 6.75%, 12/15/13, Callable 12/15/09 @ 103.38	100,000	93,000
ReAble Therapeutics Finance LLC, 10.88%, 11/15/14, Callable 11/15/11 @ 105.44 (b)	25,000	25,125

		339,250

Metal Processors & Fabrication – 0.5%
TriMas Corp., 9.88%, 6/15/12, Callable 6/15/08 @ 103.292	77,000	67,183

Metals & Mining – 3.1%
AK Steel Corp., 7.75%, 6/15/12, Callable 6/15/08 @ 102.58	100,000	102,125
Aleris International, Inc., 10.00%, 12/15/16, Callable 12/15/11 @ 105.00	25,000	15,500
Freeport-McMoran Copper & Gold, Inc., 8.25%, 4/1/15, Callable 4/1/11 @ 104.13	50,000	54,312
Gibraltar Industries, Inc., 8.00%, 12/1/15, Callable 12/1/10 @ 104.00	150,000	122,250
International Coal Group, Inc., 10.25%, 7/15/14, Callable 7/15/10 @ 105.13	50,000	50,500

45	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Metals & Mining, continued
Noranda Aluminium Acquisition, 8.74%, 5/15/15, Callable 5/15/08 @ 102.00 (b)(c)	50,000	42,250
Tube City IMS Corp., 9.75%, 2/1/15, Callable 2/1/11 @ 104.88	50,000	47,750

		434,687

Oil & Gas – 8.7%
Chaparral Energy, Inc., 8.50%, 12/1/15, Callable 12/1/10 @ 104.25	100,000	91,000
Chesapeake Energy Corp., 6.88%, 1/15/16, Callable 1/15/09 @ 103.44	100,000	101,000
Cimarex Energy Co., 7.13%, 5/1/17, Callable 5/1/12 @ 103.56	100,000	101,500
Clayton Williams Energy, Inc., 7.75%, 8/1/13, Callable 8/1/09 @ 103.88	100,000	93,500
Colorado Interstate Gas Co., 6.80%, 11/15/15	150,000	157,541
Compton Petroleum Finance Corp., 7.63%, 12/1/13, Callable 12/1/09 @ 103.81	100,000	98,750
Energy Partners Ltd., 9.75%, 4/15/14, Callable 4/15/11 @ 104.88	50,000	46,250
Forest Oil Corp., 7.25%, 6/15/19, Callable 6/15/12 @ 103.63	50,000	51,625
Inergy LP/Inergy Finance, 8.25%, 3/1/16, Callable 3/1/11 @ 104.13	100,000	102,500
National Oilwell Varco, Inc., Series B, 6.13%, 8/15/15, Callable 8/15/10 @ 103.06	25,000	25,600
Newfield Exploration Co., 6.63%, 9/1/14, Callable 9/1/09 @ 103.31	100,000	99,250
Opti Canada, Inc., 7.88%, 12/15/14, Callable 12/15/10 @ 104.13	50,000	50,875
Plains Exploration & Production Co., 7.75%, 6/15/15, Callable 6/15/11 @ 103.88	50,000	51,250
Swift Energy Co., 7.63%, 7/15/11, Callable 7/15/08 @ 103.81	50,000	50,625
Tesoro Corp., 6.50%, 6/1/17, Callable 6/1/12 @ 103.25	50,000	45,875
Tesoro Corp., 6.63%, 11/1/15, Callable 11/1/10 @ 103.31	50,000	47,000

		1,214,141

Paper & Related Products – 2.5%
Catalyst Paper Corp., Series D, 8.63%, 6/15/11, Callable 6/15/08 @ 101.44	50,000	42,875
Exopack Holding Corp., 11.25%, 2/1/14, Callable 2/1/10 @ 105.62	50,000	47,750
Georgia-Pacific Corp., 7.70%, 6/15/15	100,000	100,000
NewPage Corp., 10.00%, 5/1/12, Callable 5/1/09 @ 106.00 (b)	25,000	26,687
Norampac, Inc., 6.75%, 6/1/13, Callable 6/1/08 @ 103.38	100,000	86,750
Verso Paper Holdings LLC, Series B, 9.13%, 8/1/14, Callable 8/1/10 @ 104.56	50,000	51,625

		355,687

Corporate Obligations, continued

	Principal Amount($)	Value($)

Pipelines – 3.2%
Atlas Pipeline Partners LP, 8.13%, 12/15/15, Callable 12/15/10 @ 104.06	50,000	51,875
Dynegy Holdings, Inc., 8.38%, 5/1/16	150,000	156,375
El Paso Corp., 7.00%, 6/15/17	100,000	104,358
Mueller Water Products, Inc., 7.38%, 6/1/17, Callable 6/1/12 @ 103.69	50,000	43,500
Semgroup LP, 8.75%, 11/15/15, Callable 11/15/10 @ 104.38 (b)	50,000	47,375
Williams Partners LP, 7.25%, 2/1/17	50,000	51,625

		455,108

Printing & Publishing – 2.6%
Block Communications, Inc., 8.25%, 12/15/15, Callable 12/15/10 @ 104.13 (b)	50,000	47,875
Canwest Mediaworks LP, 9.25%, 8/1/15, Callable 8/1/11 @ 104.63 (b)	50,000	45,625
Idearc, Inc., 8.00%, 11/15/16, Callable 11/15/11 @ 104.00	50,000	32,500
Medimedia USA, Inc., 11.38%, 11/15/14, Callable 11/15/09 @ 105.69 (b)	50,000	51,000
Morris Publishing, 7.00%, 8/1/13, Callable 8/1/08 @ 103.50	100,000	61,500
Sheridan Group, Inc., 10.25%, 8/15/11, Callable 8/15/08 @ 102.56	100,000	92,250
Valassis Communications, Inc., 8.25%, 3/1/15, Callable 3/1/11 @ 104.13	35,000	31,150

		361,900

Rental - Auto and Equipment – 2.2%
Avis Budget Car Rental, Inc., 7.63%, 5/15/14, Callable 5/15/10 @ 103.81	100,000	91,375
H&E Equipment Services, Inc., 8.38%, 7/15/16, Callable 7/15/11 @ 104.19	50,000	43,500
Hertz Corp., 8.88%, 1/1/14, Callable 1/1/10 @104.44	100,000	100,750
RSC Equipment Rental, Inc., 9.50%, 12/1/14, Callable 12/1/10 @ 104.75	50,000	44,750
United Rentals, Inc., 6.50%, 2/15/12, Callable 5/22/08 @ 103.25	25,000	23,437

		303,812

Restaurants – 2.1%
Buffets, Inc., 12.50%, 11/1/14, Callable 11/1/10 @ 106.25 (d)	50,000	1,250
Dave & Buster’s, Inc., 11.25%, 3/15/14, Callable 3/15/10 @ 105.62	50,000	49,750
Landry’s Restaurants, Inc., 9.50%, 12/15/14, Callable 2/28/09 @ 101.00 (c)	100,000	97,125
NPC International, Inc., 9.50%, 5/1/14, Callable 5/1/10 @ 104.75	50,000	46,000
Outback Steakhouse, Inc., 10.00%, 6/15/15, Callable 6/15/11 @ 105.00 (b)	75,000	56,625
Sbarro, Inc., 10.38%, 2/1/15, Callable 2/1/10 @ 107.78	50,000	45,000

		295,750

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	46

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Corporate Obligations, continued

	Principal Amount($)	Value($)

Retail – 1.2%
Claire’s Stores, Inc., 9.63%, 6/1/15, Callable 6/1/11 @ 104.81	50,000	30,000
Pep Boys, 7.50%, 12/15/14, Callable 12/15/09 @ 103.75	50,000	43,500
Stater Bros. Holdings, Inc., 7.75%, 4/15/15, Callable 4/15/11 @ 103.88	50,000	50,125
Suburban Propane Partners LP, 6.88%, 12/15/13, Callable 12/15/08 @ 103.44	50,000	49,250

		172,875

Seismic Data Collection – 0.4%
CIE Gener de Geophysique, 7.50%, 5/15/15, Callable 5/15/10 @ 103.75	50,000	51,625

Special Purpose Entity – 4.1%
Altra Industrial Motion, Inc., 9.00%, 12/1/11, Callable 12/1/08 @ 104.50	50,000	49,500
Buffalo Thunder Development Authority, 9.38%, 12/15/14, Callable 12/15/10 @ 104.69 (b)	50,000	34,000
Cellu Tissue Holdings, Inc., 9.75%, 3/15/10, Callable 5/27/08 @ 103.66	50,000	47,750
Chukchansi Economic Development Authority, 8.00%, 11/15/13,
Callable 11/15/09 @ 104.00 (b)	25,000	22,250
Hawker Beechcraft Acquisition Co., 8.50%, 4/1/15, Callable 4/1/11 @ 104.25	50,000	52,750
Hawker Beechcraft Acquisition Co., 9.75%, 4/1/17, Callable 4/1/12 @ 104.88	25,000	26,375
KAR Holdings, Inc., 8.75%, 5/1/14, Callable 5/1/10 @ 104.38	50,000	48,000
Local TV Finance LLC, 9.25%, 6/15/15, Callable 6/15/11 @ 104.63 (b)	50,000	40,000
MCBC Holdings, Inc., 9.09%, 10/15/14, Callable 10/15/09 @ 103.00 (b)(c)	25,000	21,250
Petroplus Finance Ltd., 7.00%, 5/1/17, Callable 5/1/12 @ 103.50 (b)	75,000	69,750
Rare Restaurant Group LLC, 9.25%, 5/15/14, Callable 5/15/11 @ 104.63 (b)	50,000	43,000
Regency Energy Partners LP, 8.38%, 12/15/13, Callable 12/15/10 @ 104.19	17,000	17,722
Southern Star Central Corp., Inc., 6.75%, 3/1/16, Callable 3/1/11 @ 103.38	50,000	48,125
UCI Holdco, Inc., 10.30%, 12/15/13, Callable 12/15/08 @ 103 (c)	58,183	52,947

		573,419

Steel – 0.4%
Ryerson, Inc., 12.00%, 11/1/15, Callable 11/1/11 @ 106.00 (b)	50,000	49,500

Telecommunications – 7.6%
Broadview Networks Holdings, Inc., 11.38%, 9/1/12, Callable 9/1/09 @ 105.69	25,000	23,875
Centennial Communications Corp., 10.00%, 1/1/13, Callable 1/1/09 @ 107.50	100,000	101,000

Corporate Obligations, continued

	Principal Amount($)	Value($)

Telecommunications, continued
Cincinnati Bell, Inc., 8.38%, 1/15/14, Callable 1/15/09 @ 104.19	85,000	84,575
Citizens Communications Co., 7.13%, 3/15/19	25,000	23,125
Cricket Communications, 9.38%, 11/1/14, Callable 11/1/10 @ 104.69	50,000	49,062
iPCS, Inc., 6.49%, 5/1/14, Callable 5/1/08 @ 102.00 (c)	100,000	81,000
Level 3 Financing, Inc., 9.25%, 11/1/14, Callable 11/1/10 @ 104.63	50,000	45,500
MetroPCS Wireless, Inc., 9.25%, 11/1/14, Callable 11/1/10 @ 104.63	100,000	98,250
Nordic Telephone Co., Holdings, 8.88%, 5/1/16, Callable 5/1/11 @ 104.44 (b)	50,000	51,125
NTL Cable PLC, 9.13%, 8/15/16, Callable 8/15/11 @ 104.56	125,000	120,625
PAETEC Holding Corp., 9.50%, 7/15/15, Callable 7/15/11 @ 104.75	50,000	47,000
Panamsat Corp., 9.00%, 6/15/16, Callable 6/15/11 @ 104.50	50,000	50,437
Qwest Corp., 7.63%, 6/15/15	100,000	100,250
Radio One, Inc., 6.38%, 2/15/13, Callable 2/15/09 @ 103.19	50,000	37,875
West Corp., 11.00%, 10/15/16, Callable 10/15/11 @ 105.50	25,000	22,219
Wind Acquisition Financial SA, 10.75%, 12/1/15, Callable 12/1/10 @ 105.38 (b)	100,000	107,750
Windstream Corp., 8.63%, 8/1/16, Callable 8/1/11 @ 104.31	25,000	26,188

		1,069,856

Tobacco – 0.2%
Alliance One International, Inc., 8.50%, 5/15/12	25,000	23,750

Transportation – 1.0%
Bristow Group, Inc., 7.50%, 9/15/17, Callable 9/15/12 @ 103.75	50,000	51,625
Greenbrier Cos., Inc., 8.38%, 5/15/15, Callable 5/15/10 @ 104.19	50,000	47,750
Navios Maritime Holdings, Inc., 9.50%, 12/15/14, Callable 12/15/10 @ 104.75	30,000	30,900
Saint Acquisition Corp., 10.82%, 5/15/15, Callable 5/15/09 @ 102.00 (b)(c)	50,000	16,500

		146,775

Waste Disposal – 1.4%
Allied Waste North America, Inc., 7.38%, 4/15/14, Callable 4/15/09 @ 103.69	100,000	100,750
Waste Services, Inc., 9.50%, 4/15/14, Callable 4/15/09 @ 104.75	50,000	49,000
WCA Waste Corp., 9.25%, 6/15/14, Callable 6/15/10 @ 104.63	50,000	50,500

		200,250

TOTAL CORPORATE OBLIGATIONS (COST $14,318,541)		13,386,581

47	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR HIGH YIELD FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—2.0%

	Principal Amount($)	Value($)

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (c)	278,127	278,127

TOTAL INVESTMENT COMPANY (COST $278,128)		278,127

TOTAL INVESTMENTS (COST $14,615,217) — 97.5%	.	13,668,337

Percentages indicated are based on net assets of $14,021,668.

*	Represents yield at time of purchase.

(a)	Represents non-income producing security.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

(d)	Non-Income Producing; Defaulted Bond.

LLC	— Limited Liability Co.
LP	— Limited Partnership
PLC	— Public Limited Co.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	48

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

U.S. Government and Government Agency Obligations—46.3%

	Principal Amount($)	Value($)

Federal Home Loan Mortgage Corp. – 5.9%
Pool #1B2655, 6.19%, 12/1/34 (a)(d)	106,265	107,187
Pool #1J1313, 6.40%, 6/1/36 (a)	246,528	252,879
Pool #847557, 6.27%, 7/1/34 (a)(d)	115,465	116,346
Pool #G02981, 6.00%, 6/1/37	176,541	180,766
Pool #G12317, 5.50%, 8/1/21	164,679	167,814

		824,992

Federal National Mortgage Association – 25.6%
6.50%, 5/1/35	550,000	569,078
Pool #781922, 5.00%, 2/1/21	342,578	344,780
Pool #922090, 5.89%, 3/1/37 (a)	270,217	276,459
TBA May
5.50%, 5/15/37	1,600,000	1,608,499
6.00%, 5/15/37	750,000	766,641

		3,565,457

Government National Mortgage Association – 1.1%
6.00%, 5/15/37	150,000	154,078
U.S. Treasury Bonds – 1.5%
6.25%, 8/15/23	170,000	204,598
U.S. Treasury Notes – 12.2%
4.75%, 2/15/10	340,000	355,220
4.75%, 1/31/12	190,000	203,404
2.88%, 1/31/13	582,000	578,226
2.75%, 2/28/13	250,000	246,797
4.00%, 2/15/15	150,000	156,070
3.50%, 2/15/18	175,000	171,281

		1,710,998

TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (COST $6,491,826)		6,460,123

Corporate Obligations—32.1%

Banking – 1.5%
American Express Centurion Bank, 5.95%, 6/12/17	100,000	100,292
Washington Mutual, Inc., 3.20%, 9/17/12 (a)	75,000	63,715
Washington Mutual Bank NV, 3.31%, 2/4/11 (a)	50,000	44,182

		208,189

Building & Construction Products – 1.4%
Martin Marietta Materials, Inc., 3.40%, 4/30/10 (a)	100,000	97,037
Masco Corp., 3.20%, 3/12/10 (a)	100,000	92,765

		189,802

Electric – 6.5%
Duke Energy Carolinas LLC, 5.10%, 4/15/18	100,000	99,374
MidAmerican Energy Co., 5.95%, 7/15/17	450,000	469,001
Puget Sound Energy, Inc., 6.97%, 6/1/67, Callable 6/1/17 @ 100	100,000	89,807
Progress Energy, Inc., 3.47%, 11/14/08, Callable 8/14/08 @ 100 (a)	250,000	249,061

		907,243

Corporate Obligations, continued

		Principal Amount($)	Value($)

Finance – 5.0%
Caterpillar Financial Services Corp., 5.45%, 4/15/18, MTN		50,000	50,716
Ford Motor Credit Co., LLC
9.75%, 9/15/10		300,000	291,450
7.25%, 10/25/11		25,000	22,514
Morgan Stanley, Series F, 6.00%, 4/28/15, MTN		50,000	49,924
Pacific Life Global Funding, 5.15%, 4/15/13 (b)		125,000	125,120
XTRA Finance Corp., 5.15%, 4/1/17		150,000	152,141

			691,865

Hospitals – 0.6%
HCA, Inc., 5.75%, 3/15/14		100,000	86,500

Media – 4.2%
Time Warner Cable, Inc., 5.40%, 7/2/12		150,000	150,875
Time Warner Entertainment, 8.88%, 10/1/12		350,000	387,849
Vivendi, 5.75%, 4/4/13 (b)		50,000	48,871

			587,595

Medical – 1.1%
AstraZeneca plc, 5.90%, 9/15/17		150,000	158,822

Office Equipment & Services – 0.7%
Xerox Corp., 3.51%, 12/18/09 (a)		100,000	98,269

Retail – 1.1%
Kroger Co. (The), 5.00%, 4/15/13		25,000	25,118
Federated Retail Holdings, Inc., 5.90%, 12/1/16		150,000	131,475

			156,593

Telecommunications – 2.4%
Verizon Pennsylvania, Inc., 5.65%, 11/15/11	.	275,000	279,468
Sprint Nextel Corp., 6.00%, 12/1/16		60,000	48,900

			328,368

Transportation – 7.6%
American Airlines, Inc., Series 2001-2
Class A1, 6.98%, 4/1/11		77,281	76,122
Class A2, 7.86%, 10/1/11		200,000	200,000
Burlington Northern Santa Fe Railway Co., 4.83%, 1/15/23		230,919	215,182
Continental Airlines, Inc., 5.98%, 4/19/22	.	100,000	87,125
Norfolk Southern Corp., 5.75%, 4/1/18 (b)	.	50,000	50,707
Union Pacific Corp., 5.75%, 11/15/17		150,000	151,862
Union Pacific Railroad, 5.08%, 1/2/29		298,680	281,804

			1,062,802

TOTAL CORPORATE OBLIGATIONS (COST $4,541,973)			4,476,048

49	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Asset Backed Securities—9.1%

	Principal Amount($)	Value($)

Americredit Automobile Receivables Trust, Series 2005-CF, Class A3, 4.47%, 5/6/10 (d)	22,375	22,382
Asset Backed Funding Certificates, Series 2003-AHL1, Class A1, 3.68%, 3/25/33	210,318	175,286
Cairn Mezzanine plc, Series 2007-3A, Class B1, 3.97%, 8/13/47 (a)(b)	145,000	7,250
Capital Auto Receivables Asset Trust Series 2006-SN1A, Class A3, 5.31%, 10/20/09 (b)(d)	44,733	44,837
Series 2007-SN1, Class A3B, 2.78%, 7/15/10 (a)(d)	110,000	108,809
Countrywide Asset-Backed Certificates, Series 2006-S4, Class A3, 5.80%, 7/25/34	210,000	160,901
GE Business Loan Trust, Series 2006-2A, Class A, 2.90%, 11/15/34 (a)(b)(d)	243,354	230,880
GMAC Mortgage Corp., Loan Trust, Series 2006-HE3, Class A3, 5.81%, 10/25/36	170,000	79,170
MBNA Credit Card Master Note Trust, Series 2005-A7, Class A7, 4.30%, 2/15/11 (d)	120,000	120,227
Nissan Auto Receivables Owner Trust, Series 2006-B, Class A3, 5.16%, 2/15/10 (d)	144,880	145,819
Preferred Term Securities XXII Ltd., 3.14%, 9/22/36, Callable 6/22/11 @ 100 (a)(b)(d)	197,945	170,490

TOTAL ASSET BACKED SECURITIES (COST $1,609,865)		1,266,051

Collateralized Mortgage Obligations—7.6%

Banc of America Mortgage Securities, Series 2005-D, Class 2A4, 4.78%, 5/25/35 (a)	200,000	199,105
Deutsche Mortgage Securities, Inc., Series 2006-WF1, Class 1A1, 5.08%, 6/26/35 (a)(b)	150,219	148,527
Freddie Mac
Series 2988, Class AF, 3.02%, 6/15/35 (a)	157,691	151,935
Series 3212, Class BK, 5.40%, 9/15/36	150,000	149,119
Morgan Stanley Mortgage Loan Trust, Series 2006-3AR, Class 2A3, 5.82%, 3/25/36 (a)	255,524	212,615
Residential Asset Securitization Trust, Series 2003-A15, Class 1A2, 3.35%, 2/25/34 (a)(d)	242,102	208,459

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (COST $1,149,543)		1,069,760

Commercial Mortgage Backed Securities—12.1%

Banc of America Commercial Mortgage, Inc., Series 2006-4, Class A4, 5.54%, 7/10/46	230,000	228,791
Bear Stearns Commercial Mortgage Securities, Inc., Series 2006-T24, Class A4, 5.43%, 10/12/41	200,000	197,723

Commercial Mortgage Backed Securities, (continued)

	Principal Amount($)	Value($)

Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A2B, 5.21%, 12/11/49	200,000	197,280
Commercial Mortgage Pass-Through Certificate
Series 2006-FL12, Class A2, 2.82%, 12/15/20 (a)(b)(d)	250,256	238,456
Series 2005-LP5, Class AJ, 5.05%, 5/10/43	200,000	182,541
Morgan Stanley Capital I
Series 2006-HQ10, Class A4, 5.33%, 11/12/41	180,000	175,258
Series 2007-IQ14, Class A2, 5.61%, 4/15/49	220,000	219,143
Series 2007-IQ14, Class AM, 5.88%, 4/15/49 (a)	130,000	119,920
Washington Mutual Commercial Mortgage Securities Trust, Series 2006-SL1, Class A, 5.42%, 11/23/43 (a)(b)	146,013	131,032

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES (COST $1,743,743)		1,690,144

Foreign Bonds—4.6%

Iceland – 1.3%
Kaupthing Bank, 3.41%, 1/15/10 (a)(b)	225,000	188,437

Netherlands – 0.6%
Shell International Finance BV, 5.20%, 3/22/17	75,000	78,186

South Korea – 1.8%
Citibank Korea, Inc., 4.68%, 6/18/13, Callable 6/18/08 @ 100 (a)	250,000	250,409

United Kingdom – 0.9%
Barclays Bank plc, 5.93%, 12/31/49 (b)	150,000	126,651

TOTAL FOREIGN BONDS (COST $698,553)		643,683

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	50

HSBC INVESTOR INTERMEDIATE DURATION FIXED INCOME PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—9.1%

	Principal Amount($)	Value($)

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (c)	1,265,567	1,265,567

TOTAL INVESTMENT COMPANY (COST $1,265,567)		1,265,567

TOTAL INVESTMENTS (COST $17,501,070) — 120.9%		16,871,376

Percentages indicated are based on net assets of $13,954,791.

(a)

Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented represent the rates in effect on April 30, 2008. The maturity dates presented reflect the final maturity dates. However, some of these securities may contain put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(b)

Security exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid by the Investment Adviser based on procedures approved by the Board of Trustees.

(c)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

(d)	Security held as collateral for to be announced securities.

LLC	— Limited Liability Co.
MTN	— Medium Term Note
PLC	— Public Limited Co.
TBA	— Security was traded on a “to be announced” basis. Represents 17.0% of net assets.

51	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR GROWTH PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—94.3%

	Shares	Value($)

Aerospace & Defense – 8.1%
General Dynamics Corp.	32,600	2,947,692
Raytheon Co.	23,850	1,525,685
The Boeing Co.	5,500	466,730
United Technologies Corp.	23,350	1,692,174

		6,632,281

Biotechnology – 4.4%
Gilead Sciences, Inc. (a)	70,300	3,638,728

Business Services – 1.3%
Fluor Corp.	7,100	1,085,377

Casinos & Gambling – 1.1%
International Game Technology	25,150	873,711

Chemicals – 4.4%
Monsanto Co.	31,300	3,568,826

Computer Software – 2.7%
Adobe Systems, Inc. (a)	22,400	835,296
Electronic Arts, Inc. (a)	26,350	1,356,235

		2,191,531

Computers – 10.0%
Apple, Inc. (a)	18,950	3,296,352
Hewlett-Packard Co.	61,200	2,836,620
Research In Motion Ltd. (a)	17,250	2,098,118

		8,231,090

Consumer Products – 4.0%
Colgate-Palmolive Co.	46,300	3,273,410

Diversified Manufacturing Operations – 3.2%
Joy Global, Inc.	15,400	1,143,450
Thermo Fisher Scientific, Inc. (a)	25,000	1,446,750

		2,590,200

Electronic Components & Semiconductors – 4.4%
Emerson Electric Co.	44,950	2,349,087
Microchip Technology, Inc.	34,000	1,249,500

		3,598,587

Farm Machinery & Equipment – 3.6%
Deere & Co.	35,550	2,988,689

Financial Services – 5.7%
CME Group, Inc.	5,425	2,481,666
Goldman Sachs Group, Inc.	5,050	966,419
Visa, Inc., Class A (a)	14,650	1,222,542

		4,670,627

Food & Beverage – 8.8%
McDonald’s Corp.	21,500	1,280,970
PepsiCo, Inc.	10,950	750,403
The Coca-Cola Co.	56,300	3,314,381
Wm. Wrigley Jr. Co.	7,350	559,776
Yum! Brands, Inc.	31,650	1,287,522

		7,193,052

Health Care – 5.0%
Baxter International, Inc.	27,600	1,720,032
DENTSPLY International, Inc.	20,800	808,496
Zimmer Holdings, Inc. (a)	21,100	1,564,776

		4,093,304

Common Stocks, continued

	Shares	Value($)

Hotels & Lodging – 1.0%
Las Vegas Sands Corp. (a)	11,250	857,475

Industrial Manufacturing – 1.0%
The Manitowoc Co., Inc.	22,750	860,405

Insurance – 1.9%
AFLAC, Inc.	23,900	1,593,413

Internet Related – 0.7%
Google, Inc., Class A (a)	950	545,576

Oil & Gas – 9.5%
National-Oilwell Varco, Inc. (a)	6,700	458,615
Schlumberger Ltd.	26,500	2,664,575
Smith International, Inc.	40,750	3,117,782
Weatherford International Ltd. (a)	19,200	1,548,864

		7,789,836

Pharmaceuticals – 8.5%
Abbott Laboratories	59,300	3,128,075
Alcon, Inc. ADR	10,350	1,635,300
Allergan, Inc.	13,350	752,539
Genentech, Inc. (a)	21,629	1,475,098

		6,991,012

Retail – 1.2%
Kohl’s Corp. (a)	19,400	947,690

Telecommunications – 3.8%
Cisco Systems, Inc. (a)	68,550	1,757,622
Nokia Corp. ADR	16,150	485,631
QUALCOMM, Inc.	20,650	891,873

		3,135,126

TOTAL COMMON STOCKS (COST $65,310,279)		77,349,946

Investment Company—5.4%

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (b)	4,390,948	4,390,948

TOTAL INVESTMENT COMPANY (COST $4,390,948)		4,390,948

TOTAL INVESTMENTS (COST $69,701,227) — 99.7%		81,740,894

Percentages indicated are based on net assets of $82,025,313.

(a)	Represents non-income producing security.

(b)	The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	52

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—98.6%

	Shares	Value($)

Australia – 1.0%
National Australia Bank Ltd.	59,965	1,708,825
Zinifex Ltd.	235,900	2,247,493

		3,956,318

Austria – 1.0%
Voestalpine AG	51,400	3,952,365

Belgium – 1.7%
Fortis	176,832	4,831,551
Solvay SA, Class A	11,700	1,724,795

		6,556,346

Brazil – 0.6%
Banco Do Brasil SA	60,000	1,039,899
Usinas Siderurgicas de Minas Gerais SA	27,900	1,341,524

		2,381,423

Canada – 4.8%
Barrick Gold Corp.	37,500	1,441,821
Canadian Imperial Bank of Commerce	21,000	1,547,050
Fairfax Financial Holdings Ltd.	5,200	1,570,123
Gerdau Ameristeel Corp.	161,000	2,510,628
HudBay Minerals, Inc.	40,600	766,190
Industrial Alliance Insurance and Financial Services, Inc.	26,100	1,026,838
Inmet Mining Corp.	11,300	927,637
Petro-Canada	68,200	3,418,129
Royal Bank of Canada	45,400	2,165,383
Teck Cominco Ltd., B Shares	64,600	2,811,653

		18,185,452

China – 0.2%
China Petroleum & Chemical Corp.	592,000	628,244

Finland – 1.8%
Nokia Oyj	129,400	3,984,087
Stora Enso Oyj, R Shares	236,600	2,940,461

		6,924,548

France – 11.8%
Air France-KLM	28,700	894,845
BNP Paribas SA	64,580	6,982,412
Compagnie Generale des Establissements Michelin, B Shares	39,700	3,642,787
Credit Agricole SA	142,779	4,826,251
France Telecom SA	107,200	3,374,217
Lagardere S.C.A.	46,400	3,346,213
Renault SA	51,500	5,310,895
Sanofi-Aventis	68,900	5,394,830
Societe Generale	35,385	4,152,347
Societe Generale NV (a)	8,846	1,024,798
Total SA	72,900	6,139,403

		45,088,998

Germany – 13.8%
Allianz SE	39,800	8,116,717
BASF AG	63,600	9,070,961
Deutsche Bank AG	52,800	6,355,884
Deutsche Lufthansa AG	162,600	4,313,220
Deutsche Telekom AG	220,300	3,969,245

Common Stocks, continued

	Shares	Value($)

Germany, continued
E.ON AG	38,500	7,874,440
Infineon Technologies AG (a)	304,300	2,831,626
Muenchener Rueckversicherungs- Gesellschaft AG	27,700	5,362,769
RWE AG	41,300	4,781,331

		52,676,193

Hong Kong – 0.4%
China Netcom Group Corp., Ltd.	462,000	1,393,191

India – 0.4%
State Bank of India GDR	17,600	1,650,880

Italy – 3.0%
Buzzi Unicem SpA	42,900	1,100,481
ENI SpA	189,900	7,335,206
Fondiaria-SAI SpA	57,900	2,339,540
Fondiaria-SAI SpA-RNC	18,700	496,338

		11,271,565

Japan – 21.6%
Alps Electric Co., Ltd.	55,000	511,542
Canon, Inc.	32,250	1,612,965
FUJITSU Ltd.	573,000	3,653,929
Hitachi Ltd.	170,000	1,146,196
Honda Motor Co., Ltd.	99,000	3,142,253
JFE Holdings, Inc.	101,600	5,570,068
Kyushu Electric Power Co., Inc.	101,300	2,299,394
Mitsubishi Chemical Holdings Corp.	303,000	2,010,869
Mitsubishi Corp.	129,000	4,144,080
Mitsubishi UFJ Financial Group, Inc.	645,000	7,097,047
Mitsui & Co., Ltd.	86,000	2,018,274
Mitsui Chemicals, Inc.	417,000	2,542,830
Mitsui O.S.K. Lines Ltd.	327,000	4,500,693
NAMCO BANDAI Holdings, Inc.	123,800	1,550,328
Nippon Mining Holdings, Inc.	360,000	2,226,411
Nippon Steel Corp.	329,000	1,847,995
Nippon Telegraph & Telephone Corp.	881	3,796,172
Nippon Yusen Kabushiki Kaisha	152,000	1,476,580
Nissan Motor Co., Ltd.	534,700	4,741,689
ORIX Corp.	21,300	3,843,301
Sharp Corp.	261,000	4,385,563
Sony Corp.	12,510	575,145
Sumitomo Mitsui Financial Group, Inc.	731	6,292,632
The Tokyo Electric Power Co., Inc.	165,200	4,202,693
Toshiba Corp.	543,000	4,501,933
Toyota Motor Corp.	56,700	2,873,992

		82,564,574

Luxembourg – 1.5%
ArcelorMittal	64,352	5,705,866

Netherlands – 4.5%
Corporate Express NV	107,400	1,239,185
ING Groep NV	216,068	8,268,399
Koninklijke Ahold NV (a)	266,720	3,964,425
Koninklijke DSM NV	34,900	1,886,972
Wolters Kluwer NV	70,200	1,891,758

		17,250,739

53	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Common Stocks, continued

	Shares	Value($)

Norway – 1.5%
StatoilHydro ASA	153,100	5,552,772

Russian Federation – 0.6%
JSC MMC Norilsk Nickel ADR	32,750	884,250
LUKOIL ADR	16,550	1,494,465

		2,378,715

Singapore – 0.6%
Flextronics International Ltd. (a)	104,800	1,088,872
Neptune Orient Lines Ltd.	427,000	1,014,192

		2,103,064

South Africa – 0.5%
Sanlam Ltd.	554,040	1,467,325
Standard Bank Group Ltd.	31,023	369,728

		1,837,053

South Korea – 2.1%
Honam Petrochemical Corp.	8,100	719,982
Hynix Semiconductor, Inc. (a)	24,700	660,375
Hyundai Motor Co., Ltd.	9,500	801,776
Hyundai Motors Co., Ltd., Second Preferred	15,950	573,621
Industrial Bank of Korea GDR	88,300	1,479,025
Kookmin Bank ADR	14,600	1,018,350
POSCO ADR	11,400	1,406,760
Samsung Electronics Co., Ltd., Preferred	2,900	1,492,817

		8,152,706

Spain – 1.3%
Repsol YPF SA	118,600	4,821,846

Sweden – 2.1%
Electrolux AB, B Shares	118,500	1,821,584
Svenska Cellusoa AB (SCA), B Shares	189,700	3,201,340
Tele2 AB, B Shares	73,400	1,637,271
Volvo AB, B Shares	86,500	1,322,453

		7,982,648

Switzerland – 1.7%
Credit Suisse Group	81,100	4,517,299
Novartis AG	42,460	2,160,095

		6,677,394

Taiwan – 1.5%
Asustek Computer, Inc.	430,000	1,395,434
China Steel Corp. GDR	38,878	1,269,367
Siliconware Precision Industries Co.	707,691	1,225,006
Taiwan Semiconductor Manufacturing Co., Ltd.	508,398	1,113,817
United Microelectronics Corp.	1,094,551	668,702

		5,672,326

Thailand – 0.3%
PTT Public Co., Ltd.	121,400	1,279,306

United Kingdom – 18.3%
Associated British Foods plc	199,300	3,492,772
Aviva plc	352,191	4,407,727
BAE Systems plc	251,400	2,332,868
Barclays plc	457,700	4,153,960
BP plc	125,000	1,518,420
British Energy Group plc	277,000	4,185,372
GlaxoSmithKline plc	259,600	5,785,634
HBOS plc	373,041	3,489,449

Common Stocks, continued

	Shares	Value($)

United Kingdom, continued
Home Retail Group plc	358,100	1,879,528
ITV plc	879,270	1,153,737
Kazakhmys plc	84,600	2,660,832
Punch Taverns plc	91,000	938,060
Royal & Sun Alliance Insurance Group plc	776,127	2,073,828
Royal Bank of Scotland Group plc	1,039,124	7,127,334
Royal Dutch Shell plc, A Shares	232,387	9,368,191
Royal Dutch Shell plc, B Shares	45,973	1,841,699
Taylor Wimpey plc	468,220	1,198,499
Vodafone Group plc	2,624,658	8,364,633
Xstrata plc	51,700	4,055,910

		70,028,453

TOTAL COMMON STOCKS (COST $329,498,217)		376,672,985

Investment Company—0.6%

Northern Institutional Diversified Assets Portfolio, Shares class, 2.33% (b)	2,269,283	2,269,283

TOTAL INVESTMENT COMPANY (COST $2,269,283)		2,269,283

TOTAL INVESTMENTS (COST $331,767,500) — 99.2%		378,942,268

Percentages indicated are based on net assets of $382,006,984.

(a) Represents non-income producing security.

(b) The rates presented represent the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt
GDR — Global Depositary Receipt
PLC — Public Limited Co.
SPA — Standby Purchase Agreement

Schedule Portfolio Investments—April 30, 2008

Industry	Percent of Net Assets

Aerospace & Defense	0.6%
Automotive	7.7%
Banking & Financial Services	20.6%
Broadcasting	0.3%
Building & Construction	1.4%
Cash & Cash Equivalents	0.6%
Chemicals	4.7%
Distribution/Wholesale	0.3%
Drugs - Medical	3.5%
Electrical	7.9%
Electronic Components & Semiconductors	4.8%
Food & Beverage	0.9%
Import/Export	0.5%
Insurance	6.6%
Manufacturing	3.9%
Metals & Mining	8.8%
Oil & Gas	12.0%
Paper & Related Products	0.8%
Publishing	1.4%
Retail	1.8%
Telecommunications	6.9%
Transportation Services	3.2%

Total Investments	99.2%

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	54

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—96.5%

	Shares	Value($)

Aerospace & Defense – 4.4%
BE Aerospace, Inc. (a)	76,600	3,091,576
Empresa Brasileira de Aeronautica S.A. ADR	68,400	2,850,912
Esterline Technologies Corp. (a)	46,950	2,613,237

		8,555,725

Biotechnology – 3.2%
Illumina, Inc. (a)	33,400	2,601,526
Invitrogen Corp. (a)	38,900	3,639,873

		6,241,399

Business Services – 1.9%
Navigant Consulting, Inc. (a)	186,250	3,747,350

Computer Software – 14.2%
ACI Worldwide, Inc. (a)	157,500	3,480,750
BMC Software, Inc. (a)	130,700	4,543,132
Brocade Communications Systems, Inc. (a)	388,700	2,783,092
Check Point Software Technologies Ltd. (a)	112,750	2,663,155
F5 Networks, Inc. (a)	94,750	2,144,192
Nuance Communications, Inc. (a)	270,750	5,490,810
Red Hat, Inc. (a)	186,400	3,834,248
Satyam Computer Services Ltd. ADR	115,100	2,955,768

		27,895,147

Consumer Products – 5.0%
Church & Dwight Co., Inc.	74,400	4,227,408
Crown Holdings, Inc. (a)	117,100	3,142,964
Jarden Corp. (a)	112,350	2,395,302

		9,765,674

Diversified Manufacturing Operations – 4.5%
Actuant Corp., Class A	132,400	4,484,388
AMETEK, Inc.	88,500	4,294,020

		8,778,408

Education – 2.1%
Corinthian Colleges, Inc. (a)	117,329	1,331,684
DeVry, Inc.	49,500	2,821,500

		4,153,184

Electronic Components & Semiconductors – 1.8%
ATMI, Inc. (a)	60,750	1,788,480
Thomas & Betts Corp. (a)	49,500	1,854,270

		3,642,750

Financial Services – 2.3%
Affiliated Managers Group, Inc. (a)	20,150	2,001,701
MF Global Ltd. (a)	185,450	2,442,377

		4,444,078

Health Care – 8.4%
DaVita, Inc. (a)	80,900	4,239,969
DENTSPLY International, Inc.	98,500	3,828,695
Gen-Probe, Inc. (a)	67,500	3,804,300
Pediatrix Medical Group, Inc. (a)	50,900	3,462,218
Volcano Corp. (a)	97,050	1,148,102

		16,483,284

Common Stocks, continued

	Shares	Value($)

Hotels & Lodging – 1.1%
LaSalle Hotel Properties	64,900	2,081,343

Industrial Manufacturing – 8.2%
IDEX Corp.	119,300	4,377,117
Oshkosh Corp.	77,100	3,130,260
The Manitowoc Co., Inc.	127,200	4,810,704
WESCO International, Inc. (a)	102,600	3,817,746

		16,135,827

Media – 1.3%
DreamWorks Animation SKG, Inc. (a)	89,600	2,505,216

Oil & Gas – 15.4%
BJ Services Co.	50,300	1,421,981
Consol Energy, Inc.	52,700	4,266,592
Denbury Resources, Inc. (a)	168,500	5,149,360
Exterran Holdings, Inc. (a)	64,900	4,334,671
Massey Energy Co.	111,550	5,837,411
National-Oilwell Varco, Inc. (a)	1	62
Range Resources Corp.	57,400	3,810,212
Smith International, Inc.	70,400	5,386,304

		30,206,593

Pharmaceuticals – 12.1%
Alexion Pharmaceuticals, Inc. (a)	68,400	4,813,992
Elan Corp. plc ADR (a)	338,700	8,904,423
OSI Pharmaceuticals, Inc. (a)	129,050	4,471,582
Santarus, Inc. (a)	243,700	653,116
Shire plc ADR	88,500	4,862,190

		23,705,303

Retail – 5.5%
Dick’s Sporting Goods, Inc. (a)	67,500	1,930,500
O’Reilly Automotive, Inc. (a)	83,400	2,407,758
PetSmart, Inc.	141,200	3,160,056
Urban Outfitters, Inc. (a)	92,700	3,174,975

		10,673,289

Telecommunications – 2.2%
Comverse Technology, Inc. (a)	99,400	1,734,530
Polycom, Inc. (a)	119,950	2,686,880

		4,421,410

Transportation – 2.9%
Aircastle Ltd.	110,050	1,538,499
Kansas City Southern (a)	91,800	4,138,344

		5,676,843

TOTAL COMMON STOCKS (COST $171,738,981)		189,112,823

55	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR OPPORTUNITY PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited) (continued)

Investment Company—4.7%

	Shares	Value($)

Northern Institutional Government Select Portfolio, Shares class, 1.96% (b)	9,130,193	9,130,193

TOTAL INVESTMENT COMPANY (COST $9,130,193)		9,130,193

TOTAL INVESTMENTS (COST $180,869,174) — 101.2%		198,243,016

Percentages indicated are based on net assets of $195,929,545.

(a)	Represents non-income producing security.

(b)	The rate presented represents the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt
PLC — Public Limited Co.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	56

HSBC INVESTOR VALUE PORTFOLIO

Schedule of Portfolio Investments—as of April 30, 2008 (Unaudited)

Common Stocks—94.3%

	Shares	Value($)

Aerospace & Defense – 4.3%
Lockheed Martin Corp.	12,500	1,325,500
Raytheon Co.	28,300	1,810,351

		3,135,851

Banking – 3.6%
Bank of America Corp.	29,100	1,092,414
Wells Fargo & Co.	50,700	1,508,325

		2,600,739

Business Services – 3.6%
Pitney Bowes, Inc.	71,600	2,585,476

Computer Software – 6.8%
CA, Inc.	135,600	3,002,184
Microsoft Corp.	66,700	1,902,284

		4,904,468

Conglomerates – 3.1%
Loews Corp.	52,600	2,214,986

Consumer Products – 4.9%
Altria Group, Inc.	30,800	616,000
Kimberly-Clark Corp.	27,500	1,759,725
Kraft Foods, Inc.	25,069	792,932
Tyson Foods, Inc., Class A	19,900	354,220

		3,522,877

Diversified Manufacturing Operations – 3.3%
Illinois Tool Works, Inc.	18,400	962,136
Ingersoll-Rand Co., Class A	32,400	1,437,912

		2,400,048

Electronic Components & Semiconductors – 0.7%
Agilent Technologies, Inc. (a)	17,464	527,587

Energy – 1.5%
NRG Energy, Inc. (a)	24,400	1,072,380

Financial Services – 6.4%
Citigroup, Inc.	44,707	1,129,746
Fannie Mae	56,000	1,584,800
JP Morgan Chase & Co.	39,950	1,903,617

		4,618,163

Insurance – 10.6%
Aetna, Inc.	16,700	728,120
Aon Corp.	36,800	1,670,352
Genworth Financial, Inc., Class A	93,500	2,156,110
MGIC Investment Corp.	18,400	239,752
Radian Group, Inc.	32,100	173,340
The Hartford Financial Services Group, Inc.	37,300	2,658,371

		7,626,045

Media – 8.9%
CBS Corp., Class B	34,350	792,455
Comcast Corp., Class A	85,850	1,737,604
Liberty Media Corp. Interactive, Class A (a)	37,087	561,126

Common Stocks, (continued)

	Shares	Value($)

Media, continued
Viacom, Inc., Class B (a)	87,000	3,344,280

		6,435,465

Metals & Mining – 5.9%
AngloGold Ashanti Ltd. ADR	27,300	931,476
Barrick Gold Corp.	57,600	2,224,512
United States Steel Corp.	7,300	1,123,835

		4,279,823

Oil & Gas – 12.6%
Apache Corp.	24,400	3,286,192
ConocoPhillips	9,571	824,542
Hess Corp.	13,600	1,444,320
Noble Energy, Inc.	32,600	2,836,200
Talisman Energy, Inc.	34,600	705,148

		9,096,402

Paper & Related Products – 0.8%
International Paper Co.	22,300	583,591

Pharmaceuticals – 4.4%
Amgen, Inc. (a)	36,100	1,511,507
Sanofi-Aventis ADR	42,700	1,647,366

		3,158,873

Telecommunications – 7.6%
AT&T, Inc.	51,791	2,004,830
Motorola, Inc.	202,400	2,015,904
Sprint Nextel Corp.	45,600	364,344
Verizon Communications, Inc.	27,800	1,069,744

		5,454,822

Tobacco – 2.2%
Philip Morris International, Inc. (a)	30,800	1,571,724

Transportation – 3.1%
Union Pacific Corp.	15,300	2,221,407

TOTAL COMMON STOCKS (COST $65,012,345)		68,010,727

Investment Company—5.3%

Northern Institutional Government Select Portfolio, Shares class, 1.96%, (b)	3,793,994	3,793,994

TOTAL INVESTMENT COMPANY (COST $3,793,994)		3,793,994

TOTAL INVESTMENTS (COST $68,806,339) — 99.6%		71,804,721

Percentages indicated are based on net assets of $72,120,671.

(a)	Represents non-income producing security.

(b)	The rate presented represents the annualized one day yield that was in effect on April 30, 2008.

ADR — American Depositary Receipt

57	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2008 (Unaudited)

	Core Plus Fixed Income Portfolio	High Yield Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio	Growth Portfolio	International Equity Portfolio

Assets:
Investments in non-affiliates, at value	$127,858,766	$13,668,337	$16,871,376	$81,740,894	$378,942,268
Foreign currency, at value	—	—	—	—	1,572,984
Interest and dividends receivable	920,962	358,088	110,924	74,474	2,286,427
Receivable for investments sold	125,569	—	510,189	681,878	39,343
Prepaid expenses and other assets	1,403	3,130	207	1,142	5,951

Total Assets	128,906,700	14,029,555	17,492,696	82,498,388	382,846,973

Liabilities:
Payable for investments purchased	21,700,866	—	3,528,743	429,198	532,050
Accrued expenses and other liabilities:
Investment Management	42,252	6,744	4,721	31,588	257,201
Administration	6,832	441	1,707	2,559	15,685
Compliance Service	141	13	17	74	497
Other	5,707	689	2,717	9,656	34,556

Total Liabilities	21,755,798	7,887	3,537,905	473,075	839,989

Net Assets:
Applicable to investors’ beneficial interest	$107,150,902	$14,021,668	$13,954,791	$82,025,313	$382,006,984

Total Investments, at cost	$131,291,027	$14,615,217	$17,501,070	$69,701,227	$331,767,500

Foreign currency, at cost	$—	$—	$—	$—	$1,560,548

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	58

HSBC INVESTOR PORTFOLIOS

Statements of Assets and Liabilities—as of April 30, 2008 (Unaudited) (continued)

	Opportunity Portfolio	Value Portfolio

Assets:
Investments in non-affiliates, at value	$198,243,016	$71,804,721
Interest and dividends receivable	49,933	67,253
Receivable for investments sold	8,205,063	283,094
Prepaid expenses and other assets	2,968	1,291

Total Assets	206,500,980	72,156,359

Liabilities:
Payable for investments purchased	10,429,869	—
Accrued expenses and other liabilities:
Investment Management	123,879	30,613
Administration	10,562	2,380
Compliance Service	282	81
Other	6,843	2,614

Total Liabilities	10,571,435	35,688

Net Assets:
Applicable to investors’ beneficial interest	$195,929,545	$72,120,671

Total Investments, at cost	$180,869,174	$68,806,339

59	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited)

	Core Plus Fixed Income Portfolio	High Yield Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio	Growth Portfolio	International Equity Portfolio

Investment Income:
Interest	$2,945,066	$612,506	$370,761	$—	$38,615
Dividends	107,344	4,918	20,569	400,300	6,100,654
Foreign tax withholding	—	—	—	—	(627,218)

Total Investment Income	3,052,410	617,424	391,330	400,300	5,512,051

Expenses:
Investment Management	260,224	40,631	29,353	192,718	1,253,632
Administration	12,687	1,548	1,679	9,363	43,687
Accounting	34,631	39,235	32,094	33,615	48,370
Compliance Service	333	36	39	228	1,176
Custodian	5,205	888	1,613	3,797	116,364
Printing	444	49	77	358	1,893
Professional	1,947	295	162	1,493	6,783
Trustee	651	77	83	484	2,317
Other	3,382	454	442	2,572	11,823

Total Expenses	319,504	83,213	65,542	244,628	1,486,045

Net Investment Income (Loss)	2,732,906	534,211	325,788	155,672	4,026,006

Net Realized/Unrealized Gains (Losses) from Investments and Foreign Currencies:
Net realized gains (losses) from investment and foreign currency transactions	(323,666)	(53,540)	(8,207)	2,536,512	21,492,000
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(3,313,157)	(733,817)	(543,869)	(10,179,207)	(74,548,272)

Net realized/unrealized gains (losses) from investment and foreign currency transactions	(3,636,823)	(787,357)	(552,076)	(7,642,695)	(53,056,272)

Change In Net Assets Resulting From Operations	$(903,917)	$(253,146)	$(226,288)	$(7,487,023)	$(49,030,266)

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	60

HSBC INVESTOR PORTFOLIOS

Statements of Operations—For the six months ended April 30, 2008 (Unaudited) (continued)

	Opportunity Portfolio	Value Portfolio

Investment Income:
Dividends	$398,103	$767,817

Total Investment Income	398,103	767,817

Expenses:
Investment Management	770,287	192,741
Administration	22,020	8,396
Accounting	27,062	26,501
Compliance Service	501	201
Custodian	7,474	2,559
Printing	929	390
Professional	3,129	1,149
Trustee	1,055	431
Other	5,922	2,287

Total Expenses	838,379	234,655

Net Investment Income (Loss)	(440,276)	533,162

Net Realized/Unrealized Gains (Losses) from Investments and Foreign Currencies:
Net realized gains (losses) from investments and foreign currency transactions	19,546,781	638,240
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(25,370,794)	(9,799,293)

Net realized/unrealized gains (losses) from investment and foreign currency transactions	(5,824,013)	(9,161,053)

Change In Net Assets Resulting From Operations	$(6,264,289)	$(8,627,891)

61	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets

	Core Plus Fixed Income Portfolio		High Yield Fixed Income Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$2,732,906	$5,909,376	$534,211	$931,443
Net realized gains (losses) from investment and foreign currency transactions	(323,666)	2,910,717	(53,540)	119,132
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(3,313,157)	(1,031,793)	(733,817)	(279,652)

Change in net assets resulting from operations	(903,917)	7,788,300	(253,146)	770,923

Proceeds from contributions	11,076,269	24,166,324	1,982,026	5,258,548
Value of withdrawals	(22,833,358)	(23,334,647)	(2,194,475)	(4,260,973)

Change in net assets resulting from transactions in investors’ beneficial interest	(11,757,089)	831,677	(212,449)	997,575

Change in net assets	(12,661,006)	8,619,977	(465,595)	1,768,498

Net Assets:
Beginning of period	119,811,908	111,191,931	14,487,263	12,718,765

End of period	$107,150,902	$119,811,908	$14,021,668	$14,487,263

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	62

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Intermediate Duration Fixed Income Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$325,788	$882,974
Net realized gains (losses) from investment and foreign currency transactions	(8,207)	848,391
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(543,869)	(182,994)

Change in net assets resulting from operations	(226,288)	1,548,371

Proceeds from contributions	1,413,784	2,605,895
Value of withdrawals	(2,291,274)	(8,612,265)

Change in net assets resulting from transactions in investors’ beneficial interest	(877,490)	(6,006,370)

Change in net assets	(1,103,778)	(4,457,999)

Net Assets:
Beginning of period	15,058,569	19,516,568

End of period	$13,954,791	$15,058,569

63	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Portfolio		International Equity Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$155,672	$334,013	$4,026,006	$8,527,724
Net realized gains (losses) from investment and foreign currency transactions	2,536,512	4,271,356	21,492,000	36,079,080
Change in unrealized appreciation (depreciation) from investments and foreign currencies	(10,179,207)	16,611,654	(74,548,272)	42,586,569

Change in net assets resulting from operations	(7,487,023)	21,217,023	(49,030,266)	87,193,373

Proceeds from contributions	8,140,434	25,944,124	23,350,477	90,634,524
Value of withdrawals	(8,313,975)	(17,303,034)	(47,374,836)	(56,520,981)

Change in net assets resulting from transactions in investors’ beneficial interest	(173,541)	8,641,090	(24,024,359)	34,113,543

Change in net assets	(7,660,564)	29,858,113	(73,054,625)	121,306,916
Net Assets:
Beginning of period	89,685,877	59,827,764	455,061,609	333,754,693

End of period	$82,025,313	$89,685,877	$382,006,984	$455,061,609

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	64

HSBC INVESTOR PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Opportunity Portfolio		Value Portfolio

	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007	For the six months ended April 30, 2008 (Unaudited)	For the year ended October 31, 2007

Investment Activities:
Operations:
Net investment income (loss)	$(440,276)	$(1,201,508)	$533,162	$992,431
Net realized gains (losses) from investment and foreign currency transactions	19,546,781	58,390,322	638,240	6,083,399
Change in unrealized appreciation/depreciation from investments and foreign currencies	(25,370,794)	1,890,389	(9,799,293)	71,241

Change in net assets resulting from operations	(6,264,289)	59,079,203	(8,627,891)	7,147,071

Proceeds from contributions	8,629,465	77,393,032	5,665,260	23,927,675
Value of withdrawals	(30,704,097)	(153,698,612)	(7,574,938)	(15,848,601)

Change in net assets resulting from transactions in investors’ beneficial interest	(22,074,632)	(76,305,580)	(1,909,678)	8,079,074

Change in net assets	(28,338,921)	(17,226,377)	(10,537,569)	15,226,145
Net Assets:
Beginning of period	224,268,466	241,494,843	82,658,240	67,432,095

End of period	$195,929,545	$224,268,466	$72,120,671	$82,658,240

65	HSBC INVESTOR PORTFOLIOS	See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

Financial Highlights

				Ratios/Supplementary Data
	Total Return(a)		Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets(b)		Ratio of Net Investment Income (Loss) to Average Net Assets(b)		Ratio of Expenses to Average Net Assets(b)(c)	Portfolio Turnover Rate(a)

CORE PLUS FIXED INCOME PORTFOLIO
Year Ended October 31, 2003	5.80%		$203,551	0.48%		4.38%		0.48%	70.91%
Year Ended October 31, 2004	5.56%		169,459	0.52%		4.31%		0.52%	34.88%
Year Ended October 31, 2005	1.64	%(d)	122,530	0.40	%(d)	4.25	%(d)	0.53%	176.60%
Year Ended October 31, 2006	5.55%		111,192	0.63%		4.96%		0.63%	273.91%
Year Ended October 31, 2007	6.94%		119,812	0.59%		4.99%		0.59%	252.56%
Six Months Ended April 30, 2008 (Unaudited)	(0.87)%		107,151	0.58%		4.93%		0.58%	61.96%

HIGH YIELD FIXED INCOME PORTFOLIO
Period Ended October 31, 2006 (e)	7.41%		$12,719	1.86%		6.33%		1.86%	13.61%
Year Ended October 31, 2007	6.41%		14,487	1.37%		7.12%		1.37%	30.77%
Six Months Ended April 30, 2008 (Unaudited)	(1.81)%		14,022	1.23%		7.90%		1.23%	14.28%

INTERMEDIATE DURATION FIXED INCOME PORTFOLIO
Year Ended October 31, 2003	4.42%		$84,488	0.53%		3.70%		0.53%	98.42%
Year Ended October 31, 2004	4.48%		63,697	0.57%		3.54%		0.57%	50.06%
Year Ended October 31, 2005	0.76	%(d)	32,810	0.49	%(d)	3.85	%(d)	0.58%	107.26%
Year Ended October 31, 2006	5.29%		19,517	0.78%		4.58%		0.78%	236.51%
Year Ended October 31, 2007	8.38%		15,059	0.84%		4.68%		0.84%	219.76%
Six Months Ended April 30, 2008 (Unaudited)	(1.53)%		13,955	0.89%		4.44%		0.89%	52.13%

GROWTH PORTFOLIO
Period Ended October 31, 2004 (e)	(0.86)%		$49,680	0.72%		0.06%		0.72%	53.08%
Year Ended October 31, 2005	13.59	%(d)	49,415	0.63	%(d)	0.77	%(d)	0.68%	79.54%
Year Ended October 31, 2006	7.53%		59,828	0.69%		0.38%		0.69%	75.06%
Year Ended October 31, 2007	31.11%		89,686	0.62%		0.45%		0.62%	57.04%
Six Months Ended April 30, 2008 (Unaudited)	(8.33)%		82,025	0.60%		0.38%		0.60%	29.44%

INTERNATIONAL EQUITY PORTFOLIO
Year Ended October 31, 2003	23.70%		$201,805	0.96%		1.00%		0.96%	68.51%
Year Ended October 31, 2004	20.29%		220,025	0.94%		1.53%		0.94%	106.11%
Year Ended October 31, 2005	19.54%		230,230	0.84%		1.92%		0.84%	31.32%
Year Ended October 31, 2006	32.79%		333,755	0.86%		2.03%		0.86%	33.39%
Year Ended October 31, 2007	25.17%		455,062	0.79%		2.16%		0.79%	26.08%
Six Months Ended April 30, 2008 (Unaudited)	(10.79)%		382,007	0.78%		2.11%		0.78%	13.91%

OPPORTUNITY PORTFOLIO
Year Ended October 31, 2003	33.30%		$426,181	0.91%		(0.62)%		0.91%	152.05%
Year Ended October 31, 2004	5.93%		359,333	0.88%		(0.52)%		0.88%	81.75%
Year Ended October 31, 2005	14.35	%(d)	218,778	0.85	%(d)	(0.45	)%(d)	0.90%	63.95%
Year Ended October 31, 2006	19.54%		241,495	0.91%		(0.40)%		0.91%	60.83%
Year Ended October 31, 2007	30.54%		224,268	0.91%		(0.55)%		0.91%	69.41%
Six Months Ended April 30, 2008 (Unaudited)	(2.63)%		195,930	0.87%		(0.46)%		0.87%	39.97%

VALUE PORTFOLIO
Period Ended October 31, 2004 (e)	6.12%		$61,414	0.71%		1.28%		0.71%	10.33%
Year Ended October 31, 2005	15.23	%(d)	54,150	0.64	%(d)	1.15	%(d)	0.69%	16.45%
Year Ended October 31, 2006	22.21%		67,432	0.71%		1.23%		0.71%	20.63%
Year Ended October 31, 2007	10.28%		82,658	0.66%		1.29%		0.66%	18.67%
Six Months Ended April 30, 2008 (Unaudited)	(10.38)%		72,121	0.64%		1.45%		0.64%	14.42%

(a)	Not annualized for periods less than one year.

(b)	Annualized for periods less than one year.

(c)	During the period, certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.

(d)

During the year ended October 31, 2005, HSBC reimbursed certain amounts to the Portfolios related to violations of certain investment policies and limitations. The corresponding impact to the net expense ratio, net income ratio and total return were 0.12%, 0.09%, 0.05%, 0.04% and 0.05% for the Core Plus Fixed Income Portfolio, Intermediate Duration Fixed Income Portfolio, Growth Portfolio, Opportunity Portfolio and Value Portfolio, respectively.

(e)	High Yield Fixed Income Portfolio commenced operations on November 18, 2005.

Growth Portfolio commenced operations on May 7, 2004.

Value Portfolio commenced operations on May 7, 2004.

See notes to financial statements.	HSBC INVESTOR PORTFOLIOS	66

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Notes to Financial Statements—as of April 30, 2008 (Unaudited)

1.	Organization:

          The HSBC Investor Portfolios (the “Portfolio Trust”), is an open-end management investment company organized as a New York trust under the laws of the State of New York on November 1, 1994. The Portfolio Trust contains the following master funds (individually a “Portfolio,” collectively the “Portfolios”):

Portfolio	Short Name

HSBC Investor Core Plus Fixed Income Portfolio	Core Plus Fixed Income Portfolio
HSBC Investor High Yield Fixed Income Portfolio	High Yield Fixed Income Portfolio
HSBC Investor Intermediate Duration Fixed Income Portfolio	Intermediate Duration Fixed Income Portfolio
HSBC Investor Growth Portfolio	Growth Portfolio
HSBC Investor International Equity Portfolio	International Equity Portfolio
HSBC Investor Opportunity Portfolio	Opportunity Portfolio
HSBC Investor Value Portfolio	Value Portfolio

          The Portfolios operate as master funds in master-feeder arrangements, in which other funds invest their investable assets in the Portfolios. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios.

          The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial statements for all other funds of the HSBC Investor Family of Funds are published separately.

          Under the Portfolio Trust’s organizational documents, the Portfolios’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios may enter into contracts with their service providers, which also provide for indemnifications by the Portfolios. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve any future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.	Significant Accounting Policies:

          The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation:

          Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios’ Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

          The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available, or are deemed unreliable due to a significant event or otherwise, are valued by or at the direction of the Portfolios’ Board of Trustees. Examples of potentially significant events that could affect the value of an individual security include corporate actions by the issuer, announcements by the issuer relating to its earnings or products, regulatory news, natural disasters, and litigation. Examples of potentially significant events that could affect multiple securities held by a Portfolio include governmental actions, natural

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

disasters, and armed conflicts. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolios’ net assets are calculated, such securities may be valued using fair value pricing in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in foreign securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Portfolio may use a systematic valuation model provided by an independent third party to value its foreign securities, rather than local market closing prices. When the International Equity Portfolio uses such a valuation model, the value assigned to the International Equity Portfolio’s foreign securities may not be the quoted or published prices of the investment on their primary markets or exchanges.

Investment Transactions and Related Income:

          Investment transactions are accounted for no later than one business day after trade date. For financial reporting purposes, changes in holdings are accounted for on trade date on the last business day of the reporting period. Investment gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

          The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

Forward Foreign Currency Exchange Contracts:

          The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

Futures Contracts:

          Each Portfolio may invest in futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as “variation margin,” are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Mortgage Dollar Roll Transactions:

          The Core Plus Fixed Income Portfolio, the High Yield Fixed Income Portfolio and the Intermediate Duration Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee.

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

Restricted and Illiquid Securities:

          A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the investment adviser based on procedures established by the Board of Trustees. Therefore, not all restricted securities are considered illiquid. At April 30, 2008 the HSBC Core Plus Fixed Income Portfolio held restricted securities that were illiquid, representing 0.02% of net assets, as follows:

Security Name	Acquisition Date	Acquisition Cost($)	Principal Amount($)	Value($)

FHA Weyerhauser, 7.43%, 1/1/24	3/28/2002	25,228	26,696	26,696

Repurchase Agreements:

          The Portfolios may enter into repurchase agreements with an entity which is a member of the Federal Reserve System or which is a “primary dealer” (as designated by the Federal Reserve Bank of New York) in U.S. Government obligations. The repurchase price generally equals the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller, under a repurchase agreement, is required to maintain the collateral held pursuant to the agreement, with a fair value equal to or greater than the repurchase price (including accrued interest). Collateral subject to repurchase agreements is held by the Portfolios’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. In the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There is a potential for loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the fair value of the underlying securities during the period while the Portfolio seeks to assert its rights.

Expense Allocations:

          Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated proportionally among various or all funds within the HSBC Investor Family of Funds in relation to net assets or on another reasonable basis.

Federal Income Taxes:

          Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its feeder funds, and is therefore not subject to U.S. Federal income tax. As such, investors in the Portfolios will be taxed on their respective share of the Portfolios’ ordinary income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

          In addition, effective April 30, 2008, the Trust adopted Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Portfolio Trust’s tax returns to determine whether it is more-likely-than-not (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. A tax position that meets the more-likely-than-not recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. Differences between tax positions taken in a tax return and amounts recognized in the financial statements will generally result in an increase in a liability for taxes payable (or a reduction of a tax refund receivable), including the recognition of any related interest and penalties as an operating expense. Implementation of FIN 48 included a review of tax positions taken in tax years that remain subject to examination by tax authorities (i.e., the last 4 tax year ends and the interim tax period since then, as applicable). The adoption of FIN 48 did not impact the Portfolios’ net assets or results of operations.

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

New Accounting Pronouncements:

          In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards SFAS No. 157, “Fair Value Measurements”(“SFAS No. 157”). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current GAAP from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. Management does not believe the adoption of SFAS No. 157 will materially impact the financial statements; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

          In March 2008, the Financial Accounting Standards Board issued the Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161requires enhanced disclosures about the Fund’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolios financial position, performance and cash flows. Management is currently evaluating the impact, the adoption of SFAS 161 will have on the Fund’s financial statements and related disclosures.

3.	Related Party Transactions: Investment Management:

          HSBC Investments (USA) Inc. (which became HSBC Global Asset Management (USA) Inc. effective June 2, 2008) (“HSBC” or the “Investment Adviser”), a wholly owned subsidiary of HSBC Bank USA, N.A., a national bank organized under the laws of the United States, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises, and administers the Portfolios’ investments, except that Waddell & Reed Investment Management Company, AllianceBernstein Investment Research and Management, Westfield Capital Management, LLC and NWQ Investment Management Co., LLC serve as Sub-Investment Advisers for the Growth Portfolio, International Equity Portfolio, Opportunity Portfolio, and the Value Portfolio, respectively, and are paid for their services directly by the respective Portfolios.

          For its services, the Investment Adviser receives a fee, accrued daily and paid monthly, at an annual rate of 0.60% of the High Yield Fixed Income Portfolio’s average daily net assets and 0.40% of the Intermediate Duration Fixed Income Portfolio’s average daily net assets.

For its services as Investment Adviser, HSBC receives, from the Core Plus Fixed Income Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $50 million	0.575%
In excess of $50 million but not exceeding $95 million	0.450%
In excess of $95 million but not exceeding $150 million	0.200%
In excess of $150 million but not exceeding $250 million	0.400%
In excess of $250 million	0.350%

          For their services, the Investment Adviser and Waddell & Reed Investment Management Company receive in aggregate, from the Growth Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $50 million	0.500%
In excess of $50 million but not exceeding $100 million	0.425%
In excess of $100 million but not exceeding $200 million	0.375%
In excess of $200 million	0.325%

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

          For their services, the Investment Adviser and AllianceBernstein Investment Research and Management receive in aggregate, from the International Equity Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of:	Fee Rate

Up to $10 million	1.015%
In excess of $10 million but not exceeding $25 million	0.925%
In excess of $25 million but not exceeding $50 million	0.79%
In excess of $50 million but not exceeding $100 million	0.70%
In excess of $100 million	0.61%

          For their services, the Investment Adviser and Westfield Capital Management, LLC receive in aggregate, a fee, accrued daily and paid monthly, at an annual rate of 0.80% of the Opportunity Portfolio’s average daily net assets.

For their services, the Investment Adviser and NWQ Investment Management Co., LLC receive in aggregate, from the Value Portfolio, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $500 million	0.525%
In excess of $500 million but not exceeding $1 billion	0.475%
In excess of $1 billion	0.425%

Administration:

HSBC serves the Portfolios as Administrator. Under the terms of the Administration Agreement, HSBC receives from the Portfolios a fee, accrued daily and paid monthly, at an annual rate of:

Based on Average Daily Net Assets of	Fee Rate

Up to $12 billion	0.0525%
In excess of $12 billion	0.0350%

          The fee rates and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds, however, the assets of the Portfolios and Feeder Funds that invest in the Portfolios are not double-counted. The total administration fee paid to HSBC is allocated to each series in the HSBC Investor Family of Funds based upon its proportionate share of the aggregate net assets of the Family of Funds. For assets invested in the Portfolios by Feeder Funds, the Portfolios pay half of the administration fee and the Feeder Funds pay half of the administration fee, for a combination of the total fee rate set forth above.

          Pursuant to a Sub-Administration Agreement with HSBC, Citi Fund Services Ohio, Inc. (“Citi Ohio”), a wholly-owned subsidiary of The Citigroup, Inc., serves as the Portfolio Trust’s sub-administrator subject to the general supervision of the Portfolio Trust’s Board of Trustees and HSBC. For these services, Citi Ohio is entitled to a fee, payable by HSBC, at an annual rate equivalent to the fee rates set forth above, minus 0.02% (2 basis points) which is retained by HSBC.

          Under a Compliance Services Agreement between the Portfolios and Citi Ohio (the “CCO Agreement”), Citi Ohio makes an employee available to serve as the Portfolios’ Chief Compliance Officer (the “CCO”). Under the CCO Agreement, Citi Ohio also provides infrastructure and support in implementing the written policies and procedures comprising the Portfolios’ compliance program, including support services to the CCO. For the services provided under the CCO Agreement, the HSBC Investor Family of Funds paid Citi Ohio $125,400 for the period ended April 30, 2008, plus reimbursement of certain expenses. Expenses incurred by each Portfolio are reflected on the Statements of Operations as “Compliance Service.” Citi Ohio pays the salary and other compensation earned by any such individuals as employees of Citi Ohio.

Fund Accounting, Custodian and Trustee:

          Citi Ohio provides fund accounting services for the Portfolios. For its services to the Portfolios, Citi Ohio receives an annual fee per Portfolio, including reimbursement of certain expenses, that is accrued daily and paid monthly.

          Effective April 1, 2008 each of the six non-interested Trustees are compensated with a $60,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee

71	HSBC INVESTOR PORTFOLIOS

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

          Prior to April 1, 2008 each of the six non-interested Trustees are compensated with a $35,000 annual Board retainer, as well as a $3,000 annual retainer for each Committee of the Board. Each non-interested Trustee also receives a $5,000 and $3,000 meeting fee for each regular in-person Board meeting and Committee meeting, respectively. Furthermore, each non-interested Trustee receives compensation for attending special meetings and/or functioning as a Committee Chairperson or Lead Trustee. In addition, the non-interested Trustees are reimbursed for certain expenses incurred in connection with their Board membership.

4.	Investment Transactions:

Purchases and sales of securities (excluding securities maturing less than one year from acquisition) for the period ended April 30, 2008 were as follows:

Portfolio Name	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government

Core Plus Fixed Income Portfolio	$25,839,917	$44,373,528	$38,241,573	$29,287,671
High Yield Fixed Income Portfolio	1,909,068	1,874,639	—	—
Intermediate Duration Fixed Income Portfolio	1,981,553	5,467,875	4,902,753	2,961,503
Growth Portfolio	23,757,509	26,341,429	—	—
International Equity Portfolio	53,593,082	64,674,325	—	—
Opportunity Portfolio	76,590,560	101,410,149	—	—
Value Portfolio	10,064,290	10,311,265	—	—

5.	Federal Income Tax Information:

At April 30, 2008, the cost, gross unrealized appreciation and gross unrealized depreciation on securities for federal income tax purposes, were as follows:

Portfolio Name	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Core Plus Fixed Income Portfolio	$131,318,596	$909,519	$(4,369,349)	$(3,459,830)
High Yield Fixed Income Portfolio	14,615,217	172,528	(1,119,408)	(946,880)
Intermediate Duration Fixed Income Portfolio	17,506,162	82,336	(717,122)	(634,786)
Growth Portfolio	69,983,120	14,085,129	(2,327,355)	11,757,774
International Equity Portfolio	332,759,907	72,693,893	(26,511,532)	46,182,361
Opportunity Portfolio	181,435,446	30,998,404	(14,190,834)	16,807,570
Value Portfolio	68,683,585	13,285,531	(10,164,395)	3,121,136

6.	Legal and Regulatory Matters:

          On September 26, 2006 BISYS Fund Services, Inc. (“BISYS’’), an affiliate of BISYS Fund Services Ohio, Inc. which provided various services to the Funds, reached a settlement with the Securities and Exchange Commission (“the SEC’’) regarding the SEC’s investigation related to BISYS’ past payment of certain marketing and other expenses with respect to certain of its mutual fund clients. Although BISYS has reached a settlement with the SEC, the Funds’ management is not aware that any determination has been made as to how the BISYS settlement monies will be distributed. While the Funds’ management is currently unable to determine the impact, if any, of such matters on the Funds or the Funds’ financial statements, management does not anticipate a material, adverse impact to the Funds or the Funds’ financial statements.

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Notes to Financial Statements—as of April 30, 2008 (Unaudited) (continued)

7.	Subsequent Event for Sub-Adviser Change:

Effective May 12, 2008, Winslow Capital Management Inc. (“Winslow”) serves as the Sub-Adviser to the Growth Portfolio.

Effective May 12, 2008, the Investment Adviser and Winslow receives in aggregate, from the HSBC Investor Family of Funds, a fee, accrued daily and paid monthly, at an annual rate of:

Based on Sub-Advised HSBC Investor Family of Funds Average Daily Net Assets of:	Fee Rate

Up to $250 million	0.40%
In excess of $250 million but not exceeding $500 million	0.35%
In excess of $500 million but not exceeding $750 million	0.30%
In excess of $750 million but not exceeding $1 billion	0.25%
In excess $1 billion	0.20%

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HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval—as of April 30, 2008 (Unaudited)

          The Independent Trustees of the HSBC Investor Funds Trust, HSBC Advisor Funds Trust and HSBC Investor Portfolios (collectively, the “Trusts”), and the non-interested Trustees, voting separately, approved the renewal of the Investment Advisory Contracts and, where applicable Sub-Advisory Contracts, with respect to the respective series of the Trusts then existing (collectively, the “Existing Funds”) at an in-person meeting held on December 10, 2007. Also, at an in-person meeting held on April 1, 2008, The Independent Trustees reviewed and approved a new Investment Advisory Contract and Sub-Advisory Contract with respect to the HSBC Investor Growth Fund (the “Growth Fund”) (the Existing Funds and Growth Fund are collectively referred to as the “Funds” and the Investment Advisory Contracts and Sub-Advisory Contracts are collectively referred to as the “Agreements”).

          In determining whether it was appropriate to approve the Agreements for the Funds, The Independent Trustees requested information from the Adviser and the various Sub-Advisers that it believed to be reasonably necessary to reach its conclusion. In an Executive Session, the Independent Trustees carefully evaluated this information, and were advised by independent legal counsel with respect to their deliberations. Based on its review of the information requested and provided for each Fund, The Independent Trustees determined that the relevant Agreements were consistent with the best interests of the Funds and their shareholders, and enable the Funds to receive high quality services at a cost that is appropriate and reasonable. The Independent Trustees made these determinations on the basis of the following considerations, among others:

Nature, Extent, and Quality of Services Provided by Adviser and Sub-Advisers. The Independent Trustees considered the nature, quality and extent of the investment advisory services provided by the Adviser (and, as applicable, the Sub-Advisers), in light of the high quality services provided to the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and the commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds, and each Fund’s historic performance. The Independent Trustees considered the historical performance and commitment of the Adviser to the successful operations of the Funds including the level of expenses of the Funds. With respect to the Equity Funds, The Independent Trustees considered the capabilities and performance of the Adviser’s Multimanager unit. The Independent Trustees also considered the use of expense limitation agreements in order to reduce the overall operating expenses of certain funds. The Independent Trustees also took note of the long term relationship between the Adviser and the Funds and the efforts undertaken by the Adviser to foster the growth and development of the Funds since the inception of each of the Funds. For the Fixed Income Funds, The Independent Trustees also considered the historical performance and experience of the management team in managing other accounts, and the reasonable expectation of achieving competitive performance for these Funds. The Independent Trustees also considered the extent to which the investment advisers had achieved economies of scale and the extent to which shareholders participated in those economies of scale.

Investment Performance of the Funds, Adviser and Sub-Advisers. The Independent Trustees considered short-term and long-term investment performance of each Fund over various periods of time as compared to a peer group of comparable funds. The Independent Trustees members took note of performance information for the one, three and five year periods and since inception as relevant. In addition The Independent Trustees compared expenses of each Fund to the expenses of its peers, noting that the expenses for each of the Funds compare favorably with industry averages for other funds of similar size.

Costs of Services and Profits Realized by the Adviser. The Independent Trustees considered the Adviser’s overall profitability and costs and an analysis of the estimated profitability to the Adviser from its relationship with the Funds. The Independent Trustees considered that the advisory fees under the Agreements were within the range of those of similar funds, noting the high level of resource, expertise and experience that was provided to the Funds by the Adviser and Sub-Advisers. The Independent Trustees concluded that the combined advisory fees payable to the Adviser and each of the Fund’s Sub-Advisers are fair and reasonable in light of the services to be provided, the anticipated costs of these services, the profitability of the Adviser’s relationship with the Fund, and the comparability of the advisory fee to similar fees paid by comparable mutual funds.

Other Relevant Considerations. The Independent Trustees also considered the overall high quality of the personnel, operations, financial condition, investment management capabilities, methodologies, and performance of the Adviser and Sub-Advisers. The Independent Trustees also noted the range of investment advisory and administrative services

HSBC INVESTOR PORTFOLIOS	74

HSBC INVESTOR PORTFOLIOS

Investment Adviser Contract Approval—as of April 30, 2008 (Unaudited) (continued)

provided by the Adviser to the Funds and the level and quality of these services, in particular the quality of the personnel providing these services. In addition, The Independent Trustees considered the overall favorable investment performance of the Funds.

          Accordingly, in light of the above considerations and such other factors and information it considered relevant, The Independent Trustees by a unanimous vote of those present in person at the meetings (including a separate vote of the Independent Trustees present in person at the meeting) approved the Agreements.

75	HSBC INVESTOR PORTFOLIOS

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (unaudited)—as of April 30, 2008

          As a shareholder of the HSBC Investor Portfolios (“Portfolios”), you incur ongoing costs, including management fees and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from November 1, 2007 through April 30, 2008.

Actual Example

          The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 – 4/30/08	Annualized Expense Ratio During Period 11/1/07 – 4/30/08

Core Plus Fixed Income Portfolio	$1,000.00	$991.30	$2.87	0.58%
High Yield Fixed Income Portfolio	1,000.00	981.90	6.06	1.23%
Intermediate Duration Fixed Income Portfolio	1,000.00	984.70	4.39	0.89%
Growth Portfolio	1,000.00	916.70	2.86	0.60%
International Equity Portfolio	1,000.00	892.10	3.67	0.78%
Opportunity Portfolio	1,000.00	973.70	4.27	0.87%
Value Portfolio	1,000.00	896.20	3.02	0.64%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

HSBC INVESTOR PORTFOLIOS	76

HSBC INVESTOR PORTFOLIOS

Table of Shareholder Expenses (unaudited)—as of April 30, 2008 (continued)

Hypothetical Example for Comparison Purposes

          The table below provides information about hypothetical account values and hypothetical expenses based on each Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 11/1/07	Ending Account Value 4/30/08	Expenses Paid During Period* 11/1/07 – 4/30/08	Annualized Expense Ratio During Period 11/1/07 – 4/30/08

Core Plus Fixed Income Portfolio	$1,000.00	$1,021.98	$2.92	0.58%
High Yield Fixed Income Portfolio	1,000.00	1,018.75	6.17	1.23%
Intermediate Duration Fixed Income Portfolio	1,000.00	1,020.44	4.47	0.89%
Growth Portfolio	1,000.00	1,021.88	3.02	0.60%
International Equity Portfolio	1,000.00	1,020.98	3.92	0.78%
Opportunity Portfolio	1,000.00	1,020.54	4.37	0.87%
Value Portfolio	1,000.00	1,021.68	3.22	0.64%

*

Expenses are equal to the average account value over the period multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one half year period).

77	HSBC INVESTOR PORTFOLIOS

          A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the portfolio securities is available without charge, upon request, by calling 1-800-525-5757 for HSBC Bank USA and HSBC Brokerage (USA) Inc. clients and 1-800-782-8183 for all other shareholders or on the Fund’s website at www.investorfunds.us.hsbc.com and the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov. A copy of the Fund’s voting record for the most recent 12 month period ending June 30 is available at the Commission’s website at http://www.sec.gov.

          Schedules of Portfolio Investments for fiscal quarters ending January 31 and July 31 will be available no later than 60 days after each period end, without charge, on the Fund’s website at www.investorfunds.us.hsbc.com and on the Commission’s website at http://www.sec.gov.

          An investment in a Fund is not a deposit of HSBC Bank USA, National Association, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

HSBC INVESTOR PORTFOLIOS	78

HSBC Investor LifeLine Funds:

INVESTMENT ADVISER AND ADMINISTRATOR
HSBC Investments (USA) Inc.
452 Fifth Avenue
New York, NY 10018
Effective June 2, 2008, changed name to
HSBC Global Asset Management (USA) Inc.

SUB-ADVISERS
HSBC Investor Growth Portfolio
Waddell & Reed Investment Management Company
6300 Lamar Avenue
Overland Park, KS 66202
Through May 12, 2008

HSBC Investor Growth Portfolio
Winslow Capital Management, Inc.
4720 IDS Tower
80th South Eighth Street
Minneapolis, MN 55402
Effective May 13, 2008

HSBC Investor International Equity Portfolio
AllianceBernstein Investment Research and Management
1345 Avenue of the Americas, 39th Floor
New York, NY 10105

HSBC Investor Small Cap Equity Portfolio
Westfield Capital Management, LLC
One Financial Center
Boston, MA 02111

HSBC Investor Value Portfolio
NWQ Investment Management Co., LLC
2049 Century Park East, 16th Floor
Los Angeles, CA 90067

SHAREHOLDER SERVICING AGENTS
For HSBC Bank USA, N.A. and
HSBC Securities (USA) Inc. Clients
HSBC Bank USA, N.A.
452 Fifth Avenue
New York, NY 10018
1-888-525-5757

For All Other Shareholders
HSBC Investor Funds
P.O. Box 182845
Columbus, OH 43218-2845
1-800-782-8183

TRANSFER AGENT AND SPONSOR
Citi Fund Services
3435 Stelzer Road
Columbus, OH 43219

DISTRIBUTOR
Foreside Distribution Services. L.P.
3435 Stelzer Road
Columbus, OH 43219

CUSTODIAN
HSBC Investor Core Plus Fixed Income Portfolio
HSBC Investor High Yield Fixed Income Portfolio
HSBC Investor Intermediate Duration Fixed Income Portfolio
HSBC Investor Growth Portfolio
HSBC Investor International Equity Portfolio
HSBC Investor Opportunity Portfolio
HSBC Investor Value Portfolio
The Northern Trust Company
50 South LaSalle Street
Chicago, IL 60603

INDEPENDENT REGISTERED PUBLIC ACCOUNTING
FIRM
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

The HSBC LifeLine Funds are distributed by Foreside Distribution Services L.P. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.

— NOT FDIC INSURED	— NO BANK GUARANTEE	— MAY LOSE VALUE

HSB-SR-LL		04/08

Item 2. Code of Ethics.

Not applicable – Only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – Only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – Only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as a part of the report to shareholders filed under Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable – Only effective for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	HSBC INVESTOR FUNDS

By (Signature and Title)*	/s/Richard A. Fabietti
Richard A. Fabietti
President

Date	July 2, 2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/Richard A. Fabietti
Richard A. Fabietti
President

Date	Date July 2, 2008

By (Signature and Title)*	/s/Troy A. Sheets
Troy A. Sheets
Treasurer

Date	July 2, 2008

* Print the name and title of each signing officer under his or her signature.